UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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AgroFresh Solutions, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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AGROFRESH SOLUTIONS, INC.

One Washington Square

510-530 Walnut Street, Suite 1350

Philadelphia, PA 19106

July      , 2020

To the Stockholders of AgroFresh Solutions, Inc. (the “Company”):

You are cordially invited to attend the annual meeting of stockholders of the Company to be held at 9:00 a.m. Eastern Time, on Thursday, August 6, 2020, at the Company’s offices located at One Washington Square, 510-530 Walnut Street, Suite 1350, Philadelphia, PA 19106.

Information regarding each of the matters to be voted on at the annual meeting is contained in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. The Board of Directors recommends that you vote “for” each of the proposals to be presented at the meeting or, in the case of the preferred frequency of our “say on pay” voting, that you vote to select “every three years” as the frequency.

Whether or not you plan to attend the annual meeting, we urge you to use our Internet voting system or to complete, sign and date the accompanying proxy card and return it in the enclosed postage-prepaid envelope as soon as possible so that your shares will be represented at the annual meeting. If you later decide to attend the annual meeting or change your vote, you may withdraw your proxy and vote in person at the annual meeting. Voting through our Internet voting system or by written proxy will ensure your representation at the annual meeting if you do not attend in person.

Your vote is important. Whether you own a few shares or many, and whether or not you plan to attend the annual meeting in person, it is important that your shares be represented and voted. We thank you for your continued support of the Company and look forward to seeing you at the annual meeting.

Very truly yours,

Nance K. Dicciani
Chair of the Board

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AGROFRESH SOLUTIONS, INC.

One Washington Square

510-530 Walnut Street, Suite 1350

Philadelphia, PA 19106

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 6, 2020

The Annual Meeting of Stockholders of AgroFresh Solutions, Inc., a Delaware corporation (the “Company”), will be held at 9:00 a.m. Eastern Time, on Thursday, August 6, 2020, at the Company’s offices located at One Washington Square, 510-530 Walnut Street, Suite 1350, Philadelphia, PA 19106, for the following purposes:

1.	To elect the directors nominated by our Board of Directors and named in the proxy statement;

2.	To approve, by a non-binding advisory vote, the compensation of executives;

3.	To cast your vote, on a non-binding advisory basis, on the preferred frequency of our “say on pay” voting;

4.	To approve, for purposes of complying with the Nasdaq Listing Rules, the issuance of shares of our common stock underlying shares of our Series B-2 convertible preferred stock or our Series B convertible preferred stock issued or issuable by us pursuant to the terms of that certain Investment Agreement, dated June 13, 2020, between us and PSP AGFS Holdings, L.P., in an amount in excess of 19.99% of our common stock outstanding;

5.	To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2020;

6.	To authorize the Board of Directors to adjourn and postpone the annual meeting to a later date or dates, if necessary, to allow time for further solicitation of proxies if there are not sufficient votes present in person or represented by proxy at the annual meeting to approve the proposals; and

7.	To transact any other business which properly may be brought before the annual meeting or any adjournment or postponement thereof, including matters incidental to its conduct.

These items of business are more fully described in the proxy statement accompanying this Notice.

Only stockholders of record at the close of business on June 26, 2020 are entitled to notice of and to vote at the meeting.

All stockholders are cordially invited to attend the meeting and vote in person. To assure your representation at the meeting, however, you are urged to use our Internet voting system or to mark, sign, date, and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. You may vote in person at the meeting even if you have previously used our Internet voting system or returned a proxy.

The annual meeting is currently scheduled to be held in person. However, we are actively monitoring the coronavirus, or COVID-19, situation and if we determine that it is not possible or advisable to hold the annual meeting in person, we will announce alternative arrangements for the meeting as promptly as practicable, which may include switching to a virtual meeting format, or changing the time, date or location of the annual meeting. Any such change will be announced via press release and the filing of additional proxy materials with the Securities and Exchange Commission.

By order of the Board of Directors,

Nance K. Dicciani
Chair of the Board

Philadelphia, Pennsylvania

July , 2020

iv

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on August 6, 2020: The proxy statement and annual report to security holders are available at https://www.cstproxy.com/agrofresh/2020.

v

AGROFRESH SOLUTIONS, INC.

One Washington Square

510-530 Walnut Street, Suite 1350

Philadelphia, PA 19106

PROXY STATEMENT

Information About the Annual Meeting and VOTING

Why did you furnish me this Proxy Statement?

This proxy statement and the enclosed proxy card are furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or “Board”) of AgroFresh Solutions, Inc., a Delaware corporation (the “Company,” “AgroFresh,” “we,” us,” or “our”), for use at the annual meeting of the Company’s stockholders to be held at 9:00 a.m. Eastern Time, on Thursday, August 6, 2020, at the Company’s offices located at One Washington Square, 510-530 Walnut St., Suite 1350, Philadelphia, PA 19106, and at any adjournments or postponements of the annual meeting. This proxy statement summarizes the information that you need to make an informed vote on the proposals to be considered at the annual meeting. However, you do not need to attend the annual meeting to vote your shares. Instead, you may simply complete, sign, and return the enclosed proxy card using the postage-prepaid envelope provided, or you may grant a proxy to vote your shares by means of the Internet. The approximate date on which this proxy statement and the enclosed proxy card were sent to the Company’s stockholders is July , 2020.

What proposals will be addressed at the annual meeting?

Stockholders will be asked to consider the following proposals at the annual meeting:

1.	To elect the directors nominated by our Board of Directors and named in the proxy statement;
2.	To approve, by a non-binding advisory vote, the compensation of executives;
3.	To vote, on a non-binding advisory basis, on the preferred frequency on our “say on pay” voting;
4.	To approve, for purposes of complying with the Nasdaq Listing Rules, the issuance of shares of the Company’s common stock (the “Common Stock”) underlying shares of the Company’s Series B-2 convertible preferred stock (the “Series B-2 Preferred Stock”) or the Company’s Series B convertible preferred stock (the “Series B Preferred Stock” and, together with the Series B-2 Preferred Stock, the “Preferred Stock”) issued or issuable by us pursuant to the terms of that certain Investment Agreement, dated June 13, 2020 (as may be amended or modified, the “Investment Agreement”), between us and PSP AGFS Holdings, L.P. (the “Investor”), in an amount in excess of 19.99% of our Common Stock outstanding;
5.	To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2020;
6.	To authorize the Board of Directors to adjourn and postpone the annual meeting to a later date or dates, if necessary, to allow time for further solicitation of proxies if there are not sufficient votes present in person or represented by proxy at the annual meeting to approve the proposals; and
7.	To transact any other business which properly may be brought before the annual meeting or any adjournment or postponement thereof, including matters incidental to its conduct.

The Board of Directors has taken unanimous affirmative action with respect to each of the foregoing proposals and recommends that the stockholders vote as set forth in the following pages of this proxy statement with respect to each proposal.

Who may vote on these proposals?

Stockholders who owned shares of Common Stock as of the close of business on Friday, June 26, 2020 (the “Record Date”) are entitled to vote at the annual meeting on all matters properly brought before the annual meeting.

As of the Record Date, the Company had [52,054,437] issued and outstanding shares of Common Stock entitled to vote at the annual meeting.

How many votes do I have?

Each share of Common Stock is entitled to one vote on each matter that comes before the annual meeting.

Why would the annual meeting be adjourned or postponed?

The Board intends to adjourn and postpone the annual meeting if, as of August 5, 2020, the number of shares of voting stock present at the annual meeting, in person or represented by proxy, is insufficient to either constitute a quorum or approve any of the proposals described in this proxy statement to be submitted to stockholders for consideration.

What constitutes a quorum?

To conduct business at the Company’s annual meeting, a majority of the voting power of the issued and outstanding shares of Common Stock must be present in person or represented by proxy. This is known as a “quorum.” Abstentions and broker non-votes (described below) will count toward establishing a quorum.

How do I vote by proxy?

Whether you plan to attend the annual meeting or not, we urge you to complete, sign and date the proxy card provided and return it promptly in the postage-prepaid envelope provided, or to vote via the Internet. Alternatively, if you are a stockholder of record, you may go to https://www.cstproxy.com/agrofresh/2020 and grant a proxy to vote your shares by means of the Internet. You will be required to provide the control number contained on your proxy card. Returning the proxy card or voting via the Internet will not affect your right to attend the annual meeting or to vote in person.

If you properly complete your proxy card and send it to us in time to vote or timely grant your proxy via the Internet, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed on the proxy card. If you sign the proxy card but do not give voting instructions for a particular proposal, then your proxy will vote your shares on that proposal as recommended by the Board of Directors as follows:

1.	FOR the election of the director nominees identified below to the Board of Directors;
2.	FOR the approval of our executive compensation;
3.	EVERY THREE YEARS for the preferred frequency of future advisory votes on our “say on pay” voting;
4.	FOR the approval, for purposes of complying with the Nasdaq Listing Rules, of the issuance of shares of Common Stock underlying shares of the Preferred Stock issued or issuable by us pursuant to the terms of the Investment Agreement, in an amount in excess of 19.99% of our Common Stock outstanding;
5.	FOR the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2020;
6.	FOR the Board authorization to adjourn and postpone the annual meeting to a later date or dates if there is no quorum or there are insufficient votes to approve any of the proposals; and
7.	In the proxy’s discretion with respect to any other business which is properly brought before the annual meeting or any adjournment or postponement thereof, including matters incidental to its conduct.

As of the date of this proxy statement, we are not aware of any matters other than those set forth in proposals 1 through 6 that will be brought before the annual meeting.

How do I vote in person?

If you plan to attend the annual meeting and vote in person, we will give you a ballot when you arrive. While you are not required to notify anyone in order to attend the annual meeting, if you do plan to attend the meeting, we would appreciate it if you would indicate your plans to attend the annual meeting when you vote by Internet or mark the appropriate box on the proxy card, or notify our Corporate Secretary at (267) 317-9135. This will assist us with meeting preparations.

The annual meeting is currently scheduled to be held in person. However, we are actively monitoring the coronavirus, or COVID-19, situation and if we determine that it is not possible or advisable to hold the annual meeting in person, we will announce alternative arrangements for the meeting as promptly as practicable, which may include switching to a virtual meeting format, or changing the time, date or location of the annual meeting. Any such change will be announced via press release and the filing of additional proxy materials with the Securities and Exchange Commission (“SEC”).

What if my shares are held in street name?

If your shares are registered in the name of a broker, bank or other nominee (typically referred to as being held in “street name”), you will receive instructions from your broker, bank, or other nominee that must be followed in order for your broker, bank, or other nominee to vote your shares per your instructions. Many brokerage firms and banks have a process for their beneficial holders to provide instructions via the Internet or over the telephone. If Internet or telephone voting is unavailable from your broker, bank or other nominee, please complete and return the enclosed voting instruction card in the enclosed postage-prepaid envelope.

If you do not provide instructions on how to vote, your broker may have authority to vote your shares. This is called a “broker non-vote.” Under the rules that govern brokers who are voting with respect to shares that are held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the ratification of the appointment of independent auditors, but not the election of directors, the adoption of, or amendments to, certificates of incorporation or employee stock purchase plans, or advisory proposals on executive compensation. Your vote is especially important. If your shares are held by a broker, your broker cannot vote your shares for the election of directors, for the approval of executive compensation, for the preferred frequency of our “say on pay” voting or for the approval, for purposes of complying with the Nasdaq Listing Rules, of the issuance of shares of Common Stock issued or issuable by us pursuant to the terms of the Investment Agreement, in an amount in excess of 19.99% of our Common Stock outstanding unless you provide voting instructions. Therefore, please instruct your broker regarding how to vote your shares on these matters promptly. See “Vote Required” following each proposal for further information.

If you hold shares through a broker, bank, or other nominee and wish to be able to vote in person at the meeting, you must obtain a “legal proxy” from your broker, bank, or other nominee and present it to the inspector of election with your ballot at the meeting.

May I revoke my proxy?

If you give a proxy, then you may revoke it at any time before it is exercised, as follows:

1.	You may send in another proxy bearing a later date;

2.	You may send written notice (if the stockholder is an entity, under its seal, by an officer or other authorized person of the entity) addressed to the Corporate Secretary at the Company’s principal executive and administrative offices before the annual meeting that you are revoking your proxy; or

3.	You may vote in person at the annual meeting.

What vote is required to approve each proposal?

Proposal 1: Election of director nominees.

The affirmative vote of the majority of votes cast at the annual meeting is required to elect each director. This means that the number of votes cast “FOR” a director nominee must exceed the number of votes cast “AGAINST” such nominee. Abstentions and broker non-votes will have no impact on the outcome of the vote on the election of directors.

Proposal 2: Approval, by a non-binding advisory vote, of our executive compensation.

The approval, by a non-binding advisory vote, of our executive compensation, as described in Proposal 2, requires the affirmative vote of the majority of the voting power of our shares of voting stock present at the annual meeting in person or represented by proxy, and entitled to vote thereon. An abstention will be treated as a vote against approval, but a broker non-vote will have no impact on the outcome of the vote on Proposal 2.

Proposal 3: Approval, by a non-binding advisory vote, of the preferred frequency of future advisory votes on our “say on pay” voting.

The recommendation, by a non-binding advisory vote, of the preferred frequency of future advisory votes on our “say on pay” voting, as described in Proposal 3, will be determined based on the option (every one year, two years, or three years) that receives the highest number of all votes cast at the annual meeting. Abstentions and broker non-votes will have no impact on the outcome of the vote on Proposal 3.

Proposal 4: Approval, for purposes of complying with the Nasdaq Listing Rules, of the issuance of shares of Common Stock underlying shares of the Preferred Stock issued or issuable by us pursuant to the terms of the Investment Agreement, in an amount in excess of 19.99% of our Common Stock outstanding.

The approval of this proposal requires the affirmative vote of a majority of the votes cast at the annual meeting in person or represented by proxy. Abstentions and broker non-votes will have no impact on the outcome of the vote on Proposal 4.

Proposal 5: Ratification of the independent registered public accounting firm.

The ratification of the appointment of the Company’s independent registered public accounting firm, as described in Proposal 5, requires the affirmative vote of the majority of the shares of voting stock present at the annual meeting, in person or represented by proxy, and entitled to vote thereon. An abstention will be treated as a vote against the ratification, but a broker non-vote will have no impact on the outcome of the vote on Proposal 4. However, because brokers generally have discretionary authority to vote on the ratification of independent auditors, broker non-votes are generally not expected to result from the vote on Proposal 5.

Proposal 6: Adjournment of the annual meeting.

The approval of a resolution authorizing the Board of Directors to adjourn and postpone the annual meeting, as described in Proposal 6, requires the affirmative vote of the majority of the voting power of our shares of voting stock present at the annual meeting, in person or represented by proxy, and entitled to vote thereon. An abstention will be treated as a vote against adjournment, but a broker non-vote will have no impact on the outcome of the vote on Proposal 6.

Are there any dissenters’ rights of appraisal?

The Board of Directors is not proposing any action for which the laws of the State of Delaware, the Company’s Amended and Restated Certificate of Incorporation or the Company’s Bylaws provide a stockholder with a right to dissent and obtain appraisal of or payment for such stockholder’s shares.

Who bears the cost of soliciting proxies?

The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through its directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any special remuneration for these efforts.

Where are the Company’s principal executive and administrative offices?

The principal executive and administrative offices of the Company are located at One Washington Square, 510-530 Walnut Street, Suite 1350, Philadelphia, Pennsylvania 19106 and the telephone number is (267) 317-9135.

How can I obtain additional information about the Company?

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 (the “Form 10-K”), which contains audited consolidated financial statements for the year ended December 31, 2019, is being sent to all stockholders along with this proxy statement. Additional copies of the Form 10-K will be furnished, without charge, to stockholders upon written request. Exhibits to the Form 10-K will be provided upon written request and payment of an appropriate fee. Stockholders may notify the Company of their requests by writing or calling the Company at its principal executive and administrative offices at One Washington Square, 510-530 Walnut St., Suite 1350, Philadelphia, Pennsylvania 19106, Attention: Corporate Secretary, telephone number (267) 317-9135.

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which requires that it file reports, proxy statements and other information with the SEC. The SEC maintains a website on the Internet that contains reports, proxy and information statements and other information regarding registrants, including the Company, that file electronically with the SEC. The SEC’s website address is http://www.sec.gov. In addition, the Company’s Exchange Act filings may be inspected and copied at the SEC’s public reference room located at 100 F Street, N.E., Washington, DC 20549, on official business days during its hours of operation. Please call the SEC at 1-800-SEC-0330 for further information about its public reference room.

Information About Directors and Director Nominees

Our Certificate of Incorporation provides that the number of our directors, other than those who may be elected by the holders of one or more series of our preferred stock, shall be fixed from time to time by resolution of our Board of Directors. In addition, pursuant to the terms of the certificate of designation of the one share of our Series A preferred stock (the “Series A Preferred Stock”) that was issued to The Dow Chemical Company (“TDCC”), which is now a subsidiary of Dow Inc. (“Dow”), upon the consummation of our business combination with TDCC on July 31, 2015 (the “Business Combination”), TDCC is entitled to appoint one director (the “Preferred Director”) to the Board for so long as TDCC beneficially holds 10% or more of the aggregate amount of the outstanding shares of our Common Stock and non-voting common stock. The Series A Preferred Stock does not have any other rights. Presently, the number of directors on our Board is fixed at nine, including the Preferred Director, with one vacancy on the Board.

Pursuant to the terms of the Investment Agreement, we have agreed, upon the first closing of the transactions contemplated by the Investment Agreement (the “Closing”), to increase the size of the Board to ten directors and to appoint two individuals designated by the Investor to the Board at the Closing. Accordingly, if the Closing occurs prior to the annual meeting, the two designees of the Investor will be nominees for election at the annual meeting.

Set forth below are descriptions of the backgrounds of the directors and director nominees of the Company, their principal occupations for the past five years, and the specific experience, qualifications and other attributes and skills that led the Board to determine that such persons should serve on the Board of Directors.

Robert J. Campbell, 71, has served on our Board since February 2014. Since November 2011, Mr. Campbell has served as the Chairman of the board of directors of Enstar Group Limited, an insurance run-off company, and has served as its independent director since November 2007. Mr. Campbell served as an independent director of Camden National Corporation, a public holding company, from 1999 to 2014. Mr. Campbell also served as a director of Boulevard Acquisition Corp. II, a publicly-traded special purpose acquisition company, from September 2015 until the consummation of its business combination with Estre Ambiental S.A. in December 2017. Since January 1991, Mr. Campbell has served as a partner at Beck, Mack & Oliver LLC, a private investment advisory firm. Mr. Campbell holds a Bachelor of Arts degree in Political Economy from Williams College.

The Board believes that Mr. Campbell is qualified to serve on our Board because of his private investment advisory experience and his board experience with private and public companies.

Denise L. Devine, 65, joined our Board in February 2018. Ms. Devine is the founder and since 2014 has served as the Chief Executive Officer of FNB Holdings, LLC, a company dedicated to initiatives in the health and wellness space. Ms. Devine was also founder and served for more than ten years as the Chief Executive Officer of Nutripharm, Inc., a company that has generated a portfolio of composition and process patents to create innovative natural food, beverage, pharmaceutical and nutraceutical products that facilitate nutrition and lifelong health. Ms. Devine, a certified public accountant, also previously served as Chief Financial Officer for Energy Solutions International and in financial management positions for Campbell Soup Company. Ms. Devine has served as Chair of the Pennsylvania State Board of Accountancy and on the Board of the American Institute of CPAs. Ms. Devine has served as a director of Fulton Financial Corporation (Nasdaq: FULT) (“Fulton”) since 2012, and serves as a member of Fulton’s Audit Committee, as Chair of Fulton’s Human Resources Committee, and as a member of Fulton’s Executive Committee. She has also served as a director of Cubic Corporation (NYSE: CUB) since November 2019 and serves on the Audit Committee and the Technology Strategy Committee. Ms. Devine was a member of the Board of Trustees of Villanova University from 2005 to 2015, where she was the Chair of the Audit and Risk Committee. She also served as a member of the Board of Trustees of Lourdes Health System from 2010 to 2019 until Lourdes was acquired and the Board of Trustees was disbanded. In addition, she serves on the Board of AUS, Inc. a privately-owned company, since 2016 and was appointed to the Board of Ben Franklin Technology Partners of Southeastern Pennsylvania in 2016. Ms. Devine received a Master of Business Administration degree from the Wharton School of the University of Pennsylvania, a Master of Science degree in Taxation from Villanova Law School, and a Bachelor of Science degree in Accounting from Villanova University.

The Board believes that Ms. Devine is qualified to serve on our Board because of her substantial management, business and finance experience.

Nance K. Dicciani, 72, joined our Board upon the consummation of the Business Combination on July 31, 2015. She was appointed non-executive Chair of the Board on August 13, 2015. From March 2016 until October 2016, Ms. Dicciani served as a co-member of the Office of the Chair of the Company, in which capacity she assumed, with the other co-member, the duties and responsibilities of chief executive officer and president of the Company on an interim basis. Ms. Dicciani is the retired President and Chief Executive Officer of Honeywell International Specialty Materials (a diversified technology and manufacturing company), a position she held from 2001 to 2008. Ms. Dicciani has served as a director of Linde plc. since its business combination with Praxair, Inc. in 2018, where she is a member of the Audit and Compensation Committees. Ms. Dicciani has also served as a director of Halliburton Company since 2009, where she is a member of the Audit Committee and Chair of the Health, Safety and Environmental Committee. Ms. Dicciani has also served as a director of LyondellBasell Industries N.V. since 2013, where she is a member of the Finance Committee and Chair of the Compensation Committee. Additionally, Ms. Dicciani served as a director of Rockwood Holdings, Inc. from 2008 to 2014. Ms. Dicciani holds a Bachelor’s degree in Chemical Engineering from Villanova University, a Master’s degree from the University of Virginia, a Ph.D. degree from the University of Pennsylvania and a Master of Business Administration degree from the Wharton Business School of the University of Pennsylvania.

The Board believes that Ms. Dicciani is qualified to serve on our Board due to her technical expertise in the chemical industry, her international operations expertise, her executive experience as a chief executive officer of a multi-billion dollar strategic business group of a major multinational corporation and her board experience with private and public companies.

Jordi Ferre, 55, has served as our Chief Executive Officer and a member of our Board since October 2016. Mr. Ferre has more than 25 years of international experience in the food ingredients industry, most recently serving as the Chief Operating Officer of PureCircle Limited (“PureCircle”), a global leader in natural food ingredients, including Stevia™ sweetener, from June 2014 to September 2016, and prior to that as PureCircle’s President, Commercial Division from January 2009 to June 2014. Mr. Ferre’s positions prior to joining PureCircle include serving as Vice President, Sales and Marketing, Splenda Sucralose with Tate & Lyle PLC, Vice President, Sales and Marketing with Wise Foods, Inc. and Vice President, Marketing/Business Development Americas with Chupa Chups Group. Mr. Ferre holds a Master of Business Administration degree from ESADE Business School in Barcelona, Spain.

The Board believes that Mr. Ferre’s extensive experience serving in senior executive roles within the food ingredients industry qualifies him to serve on the Board.

Gregory M. Freiwald, 66, joined our Board upon the consummation of the Business Combination on July 31, 2015. Mr. Freiwald retired from TDCC in March 2015. Mr. Freiwald served as an Executive Vice President and Chief Human Resources Officer of TDCC from January 2008 until he retired. During that time, he also had responsibilities for Aviation and Corporate Affairs, and was a member of TDCC’s Executive Leadership Team. Mr. Freiwald joined TDCC in 1979 and held various roles prior to being named Executive Vice President and Chief Human Resources Officer in January 2008. Mr. Freiwald was a board member of the Dow Chemical Company Foundation from 2009 until April 2015. Mr. Freiwald holds a Bachelor’s degree in Business Administration from Universidad Del Centro de La Provincia de Buenos Aires.

Mr. Freiwald has decided not to stand for election at the 2020 Annual Meeting of Stockholders. We thank Mr. Freiwald for his service as a member of the Board.

George Lobisser, 66, joined our Board in September 2016. Mr. Lobisser has served as Chief Executive Officer of RipeLocker LLC, a start-up company focused on developing a proprietary system that aims to extend the shelf life of perishable produce, since co-founding it in March 2015. Prior to that, Mr. Lobisser served as President and Chief Executive Officer of Pace International, LLC, a provider of post-harvest solutions and technologies, from January 2001 until its sale to Valent BioSciences Corporation in December 2012. Prior to joining Pace International, Mr. Lobisser was a partner in S/L Partners, a private equity firm he co-owned. Mr. Lobisser’s career started in the tax department of Touche Ross & Co. (now part of Deloitte LLP). Mr. Lobisser holds a Bachelor of Science degree in Accounting from the University of Northern Colorado and a juris doctor degree from Gonzaga University.

The Board believes that Mr. Lobisser is qualified to serve on our Board because of his extensive experience in the post-harvest horticultural industry.

Macauley Whiting, Jr., 63, joined our Board upon the consummation of the Business Combination on July 31, 2015. Mr. Whiting has served as President Emeritus of The Herbert H. and Grace A. Dow Foundation since September 2019 and served as its President from April 2014 to September 2019, as its Treasurer from 2005 to 2015 and as its Secretary from 2000 to 2005. In addition, Mr. Whiting previously served as President and Chief Executive Officer of Decker Energy International, a privately-held renewable energy company he founded in 1982 and built up until 2012, when he sold the company. Mr. Whiting holds a Bachelor of Science degree in Chemical Engineering (cum laude) from Princeton University.

The Board believes that Mr. Whiting is qualified to serve on our Board due to his general business acumen, knowledge of chemistry and extensive management experience.

Each of Mr. Freiwald and Mr. Whiting was initially designated for nomination to our Board pursuant to the terms of the Stock Purchase Agreement, dated April 30, 2015, by and between the Company and TDCC.

Investor Designees

The following designees of the Investor will be nominees for election at the annual meeting if the Closing occurs prior to the date of the annual meeting, as described above.

Kevin Schwartz, 45, is Chief Executive Officer and a Founding Partner at Paine Schwartz Partners. Prior to co-founding Paine Schwartz Partners in 2006, Mr. Schwartz was a Managing Director at Fox Paine & Company, LLC, which he joined in 2002. Prior to joining Fox Paine & Company, LLC, he worked for the private equity firms Fremont Partners, where he assisted with the management of approximately $1.7 billion of funds, and American Industrial Partners, which managed approximately $1 billion of funds. He began his professional career at Goldman, Sachs & Co. in the Investment Banking Division focusing on financial analysis of mergers, acquisitions, divestitures, public and private financings and other corporate transactions. He is currently a director of the following private companies: Advanced Agrilytics, FoodChain ID, Lyons Magnus, SNFL Group, Verdesian Life Sciences, LLC, and Prima Wawona. He also previously served as a director of the following private companies: AgBiTech, Costa Group Holdings Pty Ltd., Sunrise Growers, Verisem, Advanta, Icicle Seafoods, Inc., Seminis, VCST Industrial Products and United American Energy. He is a graduate of the University of Illinois (Bachelor of Science in Accountancy) and was raised in Moline, Illinois.

Alexander Corbacho, 32, is a Director at Paine Schwartz Partners. Mr. Corbacho joined Paine Schwartz Partners in 2012. He began his career at UBS Investment Bank in the firm’s Leveraged Finance Origination Group. While there, he worked to provide debt financing, capital structure solutions, and advisory services for a variety of companies and financial sponsors, including Paine Schwartz Partners. He currently serves as a director of the following private companies: SNFL Group, Verdesian Life Sciences, LLC, and Verisem. He is a graduate of Boston University (Bachelor of Science in Business Administration, cum laude) and was raised in Wellesley, Massachusetts.

Preferred Director

Torsten Kraef, 53, joined our Board upon the consummation of the Business Combination on July 31, 2015. Mr. Kraef has served as Senior Vice President of Corporate Development for Dow since December 2016, where he leads the development of corporate strategy and coordinates implementation of key strategic tracks. As of September 2017, when Dow and DuPont consummated their merger transaction, he worked closely with the DowDuPont Executive Chairman and Chief Financial Officer to advance the merger and spin-off transaction which was completed with the spin-off of Dow and Corteva during the second quarter of 2019. Mr. Kraef currently leads Dow’s Enterprise Risk Management, Enterprise Security Service and the incubation of strategic and innovative new business growth opportunities. He is a member of Dow’s Executive Committee and Corporate Leadership Team, which is accountable for delivering against corporate strategic and operations targets. Prior to his current position, he served as Corporate Vice President of Strategy Development and New Business Development for Dow from August 2013 to December 2016, and as Corporate Vice President of Strategy Development from September 2012 to August 2013. During 2014 to 2019, Mr. Kraef served on the Dow AgroSciences LLC Members Committee and Mycogen Board of Directors, both subsidiaries of Dow. In 2012, he also served as a member of the board of MEGlobal, a joint venture between Dow and Petrochemical Industries Company (PIC) of Kuwait. From 2007 to 2012, Mr. Kraef led various businesses including a more than $8 billion revenue business group consisting of Dow’s Polyurethanes, Epoxy, Formulated Systems and Dow Automotive Systems businesses. Mr. Kraef joined Dow in June 1991 and held various roles prior to being named Vice President of Dow’s Building and Construction unit in February 2007. Mr. Kraef holds a degree in Banking Management from the Industry and Trade Chamber in Düsseldorf, Germany, and a masters/diploma in Business Administration from the University of Düsseldorf, specializing in Sustainable Manufacturing, International Management and Marketing.

Executive Officers

Our current executive officers are listed in the following table, and certain information concerning those officers follows the table.

Name	Age	Position
Jordi Ferre	55	Chief Executive Officer
Graham Miao	56	Executive Vice President and Chief Financial Officer
Thomas Ermi	55	Executive Vice President, Secretary and General Counsel

The biographical information with respect to Mr. Ferre included above under the caption “Information about Directors and Director Nominees” is incorporated herein by reference.

Graham Miao has served as our Executive Vice President and Chief Financial Officer since August 2018. Mr. Miao has over two decades of experience in global financial and business operations, capital markets, M&A and business development, and R&D for large multi-national and small to mid-market public and private companies in the healthcare, specialty chemicals and financial services industries. Mr. Miao served as President and Chief Financial Officer of Pernix Therapeutics Holdings, Inc. from July 2016 through December 2017, and served as a member of its board of directors from November 2016 to November 2017. Prior to that, Mr. Miao served as a senior advisor to Pernix’s interim Chief Executive Officer and board of directors from May 2016 to July 2016. Before joining Pernix, Mr. Miao served as Executive Vice President and Chief Financial Officer of Interpace Diagnostics, Inc. (formerly known as PDI, Inc.), from October 2014 until March 2016. From September 2011 to September 2014, Mr. Miao served as Executive Vice President and Chief Financial Officer, and held the additional role as interim Co-President and interim Co-Chief Executive Officer from September 2013 to September 2014, of Delcath Systems, Inc. His career spanned financial, strategy and operational leadership positions including division CFO roles at Symrise, Schering-Plough and Pharmacia. Earlier in his career, Mr. Miao worked as a biotechnology equity analyst at JPMorgan and a research scientist at Roche. Mr. Miao earned an M.B.A. in Finance and General Management and a Ph.D. in Biological Sciences from Columbia University, an M.S. in Molecular Biology from Arizona State University, and a B.S. in Biology from Fudan University in Shanghai, China.

Thomas Ermi has served as our Executive Vice President, Secretary and General Counsel since the consummation of the Business Combination on July 31, 2015. From 2009 until joining the Company, Mr. Ermi was a Managing Attorney in the Dow Legal Department, where he served as the Commercial Legal Director and member of the Management Team for Dow’s $2.2 billion global Electronic Materials Business. Mr. Ermi joined Rohm and Haas Company in 2000, serving as the Commercial Legal Director and member of the Management Team for the Electronic Materials business as well as the Powder Coatings and Automotive Coatings businesses. In the 15 years he was with Dow and Rohm and Haas, Mr. Ermi negotiated numerous M&A transactions in North America, Europe and Asia Pacific with an aggregate transaction value exceeding $4 billion. Mr. Ermi began his legal career in 1992 as an Associate at Duane Morris & Heckscher in Philadelphia, where he worked first as a commercial litigator and then as a commercial lawyer. Prior to that, Mr. Ermi was an auditor for Price Waterhouse in Philadelphia. Mr. Ermi holds a Bachelor of Science degree in Accounting from Villanova University, and a juris doctor degree from the University of Pennsylvania.

Corporate Governance

Overview

Our Board is committed to maintaining strong corporate governance principles and practices. Our governance structure and processes are based upon a number of key governance documents, including our Corporate Governance Guidelines and policies described below. These Guidelines guide the Board and our executive management team in the execution of their responsibilities. Our Corporate Governance Guidelines are reviewed at least annually and are updated periodically in response to changing regulatory requirements, evolving practices, issues raised by our stockholders and other stakeholders and otherwise as circumstances warrant. As a result of this active engagement the Company and our Board embrace the following good-governance practices:

Board and Board Committee Practices

•	Our Board is declassified, and the Company’s Bylaws require a majority voting standard for the election of directors;

•	We have a director resignation policy for directors who fail to obtain a majority vote;

•	Seven of our eight directors are currently independent, including the Chair of the Board;

•	The role of Chair of the Board is a non-executive position, and the roles of Chair of the Board and Chief Executive Officer are split;

•	The Audit, Compensation and Corporate Governance and Nominating Committees are comprised solely of independent directors;

•	The Board and each of its Committees have authority to retain outside advisors;

•	The Compensation Committee’s outside advisor does not perform any other services for the Company and confirms its independence annually;

•	There are no interlocks among the Compensation Committee members; and

•	The Board and each of its Committees perform annual self-assessments.

Company Policies and Practices

•	The Company does not have a stockholder rights plan (a so-called “poison pill”);

•	The Company has adopted a code of business conduct (the “Code of Conduct”), and every employee of the Company must annually submit a certificate attesting to (i) such employee’s compliance with the Code of Conduct and (ii) such employee’s knowledge of compliance with the Code of Conduct by other employees;

•	The Company has adopted a whistleblower policy that encourages reporting by employees of any allegations of impropriety, and the Company has set up a third party hosted hotline where employees can anonymously make such reports;

•	The Board has imposed stock ownership guidelines for directors and officers (discussed below);

•	The Company has an executive “clawback” policy pursuant to which the Company may seek to reclaim previously awarded incentive-based compensation from executives if the Company determines it must prepare a material accounting restatement due to fraud, misconduct or gross negligence, as discussed below; and

•	The Company has adopted an insider trading policy that restricts short selling, trading in derivatives, pledges, hedges and margin account use by our executives and directors.

Board Leadership Structure and Role in Risk Oversight

The roles of Chair of the Board and Chief Executive Officer are held by separate persons. Generally, the Chair of the Board is responsible for assisting in long-term strategic planning, overseeing and advising the Chief Executive Officer and presiding over meetings of the Board, and the Chief Executive Officer is responsible for leading our day-to-day performance. While we do not have a policy with respect to the separation of the roles of Chair of the Board and Chief Executive Officer, the Board believes that the separation of these roles provides several important advantages, including enhancing the accountability of the Chief Executive Officer to the Board, assisting the Board in reaching consensus on particular strategies and policies, and facilitating robust director, Board, and executive officer evaluation processes.

Our Board, as part of its overall responsibility to oversee the management of our business, considers risks generally when reviewing our strategic plan, financial results, business development activities, legal, and regulatory matters. The Board satisfies this responsibility through regular reports directly from our officers responsible for oversight of particular risks. The Board’s risk management oversight also includes full and open communications with management to review the adequacy and functionality of the risk management processes used by management. The Board’s role in risk oversight has no effect on the Board’s leadership structure. In addition, committees of the Board assist in its risk oversight responsibility, including:

•	The Audit Committee assists the Board in its oversight of the integrity of the financial reporting and our compliance with applicable legal and regulatory requirements. It also oversees our internal controls and compliance activities, and meets privately with representatives from our independent registered public accounting firm.

•	The Compensation Committee assists the Board in its oversight of risk relating to compensation policies and practices. The Compensation Committee annually reviews our compensation policies, programs, and procedures, including the incentives they create and mitigating factors that may reduce the likelihood of excessive risk taking, to determine whether they present a significant risk to our Company.

•	The Corporate Governance and Nominating Committee, in addition to recommending individuals to be designated as nominees to the Board, develops and recommends to the Board our corporate governance guidelines.

Board Structure and Committee Membership

Since June 2017, our Board of Directors has been declassified, such that our stockholders vote on the election of our entire Board of Directors (other than the Preferred Director) each year. In addition, as discussed above, one of our directors, Mr. Kraef, serves as the Preferred Director pursuant to the terms of the Series A Preferred Stock. The following chart summarizes our current standing committee structure:

Name	Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee
Robert J. Campbell	X*		X
Denise L. Devine	X	X*
Nance K. Dicciani		X
Gregory M. Freiwald		X	X
Torsten Kraef			X*
Macauley Whiting, Jr.	X	X
Jordi Ferre
George Lobisser	X		X

* Chairman of applicable committee.

During 2019, the Board held 21 meetings. Each of our incumbent directors attended at least 75% of all meetings of the Board and any standing committees of the Board on which such director served. We do not have a formal policy regarding Board members’ attendance at annual meetings of stockholders though we encourage Board members to attend.

Independence of Directors

As a result of our securities being listed on the NASDAQ Stock Market, we adhere to the rules of that exchange in determining whether a director is independent. The NASDAQ Stock Market requires that a majority of the Board must be composed of “independent directors,” which is defined generally as a person other than an officer or employee of a company or its subsidiaries or any other individual having a relationship which, in the opinion of such company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Consistent with these considerations, our Board of Directors has affirmatively determined that each of our current directors other than Mr. Ferre are independent directors.

Audit Committee

Our Audit Committee consists of Mr. Campbell, Ms. Devine, Mr. Lobisser and Mr. Whiting. Each is an independent director and, as required by the NASDAQ Stock Market listing standards and the rules and regulations of the SEC and the Internal Revenue Service, has not participated in the preparation of our financial statements at any time during the past three years and is able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. In addition, we must certify to NASDAQ that the Audit Committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in such member’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Our Board has determined that Mr. Campbell satisfies the definition of financial sophistication and also qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC. The Audit Committee operates under a written charter adopted by the Board, a copy of which is available on the investor relations section of the Company’s website, www.agrofresh.com. During 2019, the Audit Committee met four times.

The Audit Committee’s duties include, among other things:

•	reviewing and discussing with management and the independent registered public accountant our annual and quarterly financial statements;

•	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

•	discussing with management major risk assessment and risk management policies;

•	monitoring the independence of the independent auditor;

•	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•	reviewing and approving all transactions between us and related persons;

•	inquiring and discussing with management our compliance with applicable laws and regulations and our code of ethics;

•	pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

•	appointing or replacing the independent auditor;

•	determining the compensation and oversight of the work of the independent auditor including resolution of disagreements between management and the independent auditor regarding financial reporting for the purpose of preparing or issuing an audit report or related work;

•	overseeing the internal audit function; and

•	establishing procedures for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls, or reports which raise material issues regarding our financial statements or accounting policies.

Compensation Committee

Our Compensation Committee consists of Ms. Dicciani, Ms. Devine, Mr. Freiwald and Mr. Whiting. Each is a non-employee director who is independent in accordance with the NASDAQ Stock Market listing standards and the rules and regulations of the SEC and the Internal Revenue Service. As a result of his decision not to stand for re-election to the Board, Mr. Freiwald will no longer serve on the Compensation Committee following the annual meeting. Among other functions, the Compensation Committee oversees the compensation of our chief executive officer and other executive officers and senior management, including plans and programs relating to cash compensation, incentive compensation, equity-based awards and other benefits and perquisites, and administers any such plans or programs as required by the terms thereof. The Compensation Committee also administers the 2015 Plan. The Compensation Committee operates under a written charter adopted by the Board. During 2019, the Compensation Committee met four times.

Corporate Governance and Nominating Committee

Our Corporate Governance and Nominating Committee consists of Mr. Campbell, Mr. Freiwald, Mr. Kraef and Mr. Lobisser, each of whom is an independent director in accordance with the NASDAQ Stock Market listing standards and the rules and regulations of the SEC and the Internal Revenue Service. As a result of his decision not to stand for re-election to the Board, Mr. Freiwald will no longer serve on the Corporate Governance and Nominating Committee following the annual meeting. The principal duties and responsibilities of our Corporate Governance and Nominating Committee are to identify qualified individuals to become Board members, recommend to the Board individuals to be designated as nominees for election as directors at the annual meetings of stockholders, and develop and recommend to the Board our corporate governance guidelines. The Corporate Governance and Nominating Committee operates under a written charter adopted by the Board. During 2019, the Corporate Governance and Nominating Committee met three times.

Director Nominees

Our Corporate Governance and Nominating Committee is responsible for overseeing the selection of persons to be nominated to serve on our Board of Directors. Our Corporate Governance and Nominating Committee will consider persons identified by our stockholders, management, investment bankers and others, though no formal policy exists for doing so. In general, the committee believes that persons to be nominated should be actively engaged in business, have an understanding of financial statements, corporate budgeting and capital structure, be familiar with the requirements of a publicly traded company, be familiar with industries relevant to our business, be willing to devote significant time to the oversight duties of the board of directors of a public company, and be able to promote a diversity of views based on the person’s education, experience and professional employment. Our Corporate Governance and Nominating Committee will evaluate each individual in the context of the Board as a whole, with the objective of recommending a group of persons that it believes can best implement our business plan, perpetuate our business and represent stockholder interests. Our Corporate Governance and Nominating Committee may require certain skills or attributes, such as financial or accounting experience, to meet specific Board needs that arise from time to time. Our Corporate Governance and Nominating Committee will not distinguish among nominees recommended by stockholders and other persons.

The guidelines for selecting nominees provide that our Corporate Governance and Nominating Committee expects to consider and evaluate candidates based on, among other factors, the following criteria:

•	independence under the rules of the NASDAQ Stock Market;

•	accomplishments and reputation, both personal and professional;

•	relevant experience and expertise;

•	knowledge of our Company and issues affecting our Company;

•	moral and ethical character; and

•	ability to commit the time necessary to discharge the duties of Board membership.

Our Bylaws provide that nominations for the election of directors may be made by any stockholder entitled to vote in the election of directors; provided that notice of such stockholder’s intent to make such nomination has been given to our Secretary as described in “Submission of Stockholder Proposals for the 2021 Annual Meeting of Stockholders” in this proxy statement. Each notice must set forth: (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Company’s books, of such stockholder and the name and address of the beneficial owner, if any, on whose behalf the nomination is made, (ii) the number of shares of Common Stock that are beneficially owned by such stockholder and that are owned of record by such stockholder and the beneficial owner, if any, on whose behalf the nomination is made, (iii) a description of all arrangements or understandings relating to the nomination to be made by the stockholder among such stockholder, the beneficial owner, if any, on whose behalf the nomination is made, each proposed nominee and any other person or persons (including their names), (iv) a representation that the stockholder (or a qualified representative of such stockholder) intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to the stockholder and the beneficial owner, if any, on whose behalf the nomination is made that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

As discussed above, TDCC, as the holder of the Series A Preferred Stock, voting as a separate class, is entitled to appoint the Preferred Director to the Board for so long as TDCC beneficially holds 10% or more of the aggregate amount of the outstanding shares of our Common Stock and non-voting common stock.

Pursuant to the Investment Agreement, the Company has agreed to increase the size of its Board to ten directors in connection with the Closing and to appoint two individuals designated by the Investor on the Closing Date. In addition, commencing on the first anniversary of the Closing Date (or earlier under certain circumstances), the Investor would have the right to appoint additional directors to the Board, such that the total number of its designees would be proportionate to its ownership of Common Stock, on an as-converted basis.

Code of Business Conduct

We have adopted a Code of Conduct applicable to the directors, officers and employees of the Company and its subsidiaries. We have also adopted corporate governance guidelines which address, among other things, director qualifications, responsibilities and compensation, director access to officers, employees and advisors, and determinations regarding executive officer compensation. A copy of the Code of Conduct and our corporate governance guidelines are both available in the Investor Relations section of our website, www.agrofresh.com.

Our Commitment to Sustainability and Food Waste Reduction

AgroFresh is committed to sustainability and reducing food waste. We strive to be the guardian of the world’s fresh produce and stand ready to lead the fresh produce industry into a more sustainable future. We have a long history of innovating to support the fresh produce industry, and our current lineup of near- and post-harvest solutions brings trusted science and data to help the entire supply chain extend the quality of fruits and vegetables and prevent food waste.

According to the Food and Agriculture Organization of the United Nations, roughly one third of the food produced for human consumption, approximately 1.3 billion metric tons per year, is lost to spoilage or waste. Fruits and vegetables have an even higher wastage rate of 45%.

Loss or shrinkage along the food supply chain has a variety of causes, including degradation of fresh produce during storage and transportation. Euromonitor reports that retailers are often judged on their fresh food selection. A large percentage of food waste at the retail level is based on qualitative factors related to consumer perception of freshness. In the U.S., the Environmental Protection Agency (the “EPA”) announced in 2015 the first-ever domestic goal to reduce food loss and waste by 50 percent by 2030.

AgroFresh’s sustainability commitment comes from two decades of delivering innovative solutions that prolong produce freshness and decrease food waste. Our dedication to protect and preserve the planet has never wavered.

Around the world, we are at work developing and offering products and technologies to reduce waste from the near-harvest stage to the kitchen table. We provide freshness solutions to growers, packers and retailers around the world for a wide range of crops. Our mission is constant. We strive daily to combine deep scientific knowledge with applied industry know-how to extend shelf life of the best-tasting produce, reduce food waste and conserve our planet’s resources.

In 2019, we completed a detailed sustainability study about the influence of SmartFresh™ on the apple industry. Growers and packers around the world depend on SmartFresh technology to help them maintain the freshness of their produce. But SmartFresh’s impact doesn’t stop there. It also has a direct impact on decreasing food waste and preserving the earth’s resources.

From 2002 to 2018, we estimate that 259,500 metric tons of apple waste were diverted in the U.S., France and Italy alone. This reduced apple spoilage equates to more than 2.5 million metric tons of water. Improving the apple supply chain in those three countries during the same period took more than 10 million metric tons of carbon dioxide out of the air. This is equivalent to taking approximately two million cars off the road for one year or eliminating one billion smartphone charges. In other countries, we estimate that SmartFresh reduced CO2 emissions by approximately 342,000 metric tons during that same period. According to the EPA, CO2 is the largest source of greenhouse gas emissions in the United States.

We also estimate that our full range of products and services reduces food waste by 10,000 metric tons per day. This includes:

•	Control-TEC™ ECO equipment that reduces water usage and costs through advanced waste-water management. Additional equipment provides accurate and reliable applications for fungicides and waxes.

•	An extensive range of fungicides, waxes, coatings, detergents and disinfectants that provide efficacious flexibility for packing houses. Our wax and coating products offer unique properties for the best protective barrier for fruits.

•	FreshCloud Storage Insights to help storage managers optimize the quality of their fruit, maximize pack outs and minimize food waste.

•	Harvista technology to reduce food waste in the field and enhance harvest quality for numerous crops.

•	SmartFresh, which extends the freshness window of fresh produce, and continues to expand to new crops, such as stone fruit, melons and avocados.

Communicating with the Board

Our stockholders may send written communications directly to the Board of Directors or to specified individual directors, including the Chair of the Board or any non-management directors, by sending such communications to our corporate headquarters. Such communications will be reviewed by our legal counsel and, depending on the content, will be:

•	forwarded to the addressee or distributed to the addressee at the next scheduled Board meeting;

•	if they relate to financial or accounting matters, forwarded to the Audit Committee or distributed at the next scheduled Audit Committee meeting;

•	if they relate to executive officer compensation matters, forwarded to the Compensation Committee or distributed at the next scheduled Compensation Committee meeting;

•	if they relate to the recommendation of the nomination of an individual to our Board of Directors, forwarded to the Corporate Governance and Nominating Committee or distributed at the next scheduled Corporate Governance and Nominating Committee meeting; or

•	if they relate to our operations, forwarded to the appropriate officers of our Company, and the response or other handling of such communications reported to the Board of Directors at the next scheduled Board meeting.

AUDIT COMMITTEE REPORT

The Audit Committee oversees the Company’s accounting and financial reporting processes and the audits of its financial statements, including the performance and compensation of the Company’s independent registered public accounting firm. Management has the primary responsibility for the financial statements and the financial reporting processes, including the systems of internal controls and the certification of the integrity and reliability of the Company’s internal control procedures.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the Company’s audited financial statements as of and for the period ended December 31, 2019 with management and with Deloitte & Touche LLP, and discussed with Deloitte & Touche LLP the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board, and Rule 2-07, Communication with Audit Committees, of Regulation S-X. In addition, the Audit Committee has received the written disclosures and the letter from Deloitte & Touche LLP required by the applicable requirement of PCAOB regarding Deloitte & Touche LLP’s communication with the Audit Committee concerning independence and has discussed with Deloitte & Touche LLP that firm’s independence from the Company and its management. The Committee considered whether the provision of non-audit services by Deloitte & Touche LLP to the Company is compatible with maintaining the independence of Deloitte & Touche LLP, and concluded that the independence of Deloitte & Touche LLP was not compromised by the provision of such services. Additionally, the Audit Committee pre-approved all audit and non-audit services provided to the Company by Deloitte & Touche LLP.

Based on its review of the financial statements and the aforementioned discussions, the Audit Committee concluded that it would be reasonable to recommend, and on that basis did recommend, to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

Respectfully submitted by the Audit Committee,

Robert J. Campbell
Denise L. Devine
George Lobisser
Macauley Whiting, Jr.

AUDIT FEES AND SERVICES

The aggregate fees billed to our Company by Deloitte & Touche LLP for the fiscal years ended December 31, 2018 and December 31, 2019 are as follows:

	2018	2019
Audit Fees(1)	$1,105,000	$1,072,152
Audit-Related Fees(2)	$0	$50,000
Tax Fees	$0	$0
All Other Fees	$0	$0

Total	$1,105,000	$1,122,152

(1)	Audit Fees consist of fees incurred for the audits of our annual consolidated financial statements, for the review of our unaudited interim consolidated financial statements included in our quarterly reports on Form 10-Q for the first three quarters of each fiscal year, fees incurred related to other SEC filings, and fees incurred related to foreign statutory audits.
(2)	Audit-Related Fees consist of fees incurred for accounting consultations, due diligence in connection with planned acquisitions and research services.

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services, and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The committee may delegate the authority to pre-approve the retention of the independent registered public accounting firm for permitted non-audit services to one or more members of the committee, provided that such persons are required to present the pre-approval of any permitted non-audit service to the committee at the next meeting following any such pre-approval. None of the fees paid to the independent registered public accounting firm under the categories Audit-Related, Tax and All Other Fees described above were approved by the committee after services were rendered pursuant to the de minimis exception established by the SEC.

EXECUTIVE AND DIRECTOR COMPENSATION

Executive Summary

Our Performance in Fiscal 2019

Executive compensation in 2019, as in prior years, was largely tied to the overall financial performance of the Company. During 2019, the Company continued to execute on its business strategies of (i) leveraging its global footprint and service offerings to stabilize pricing and gross margins for its SmartFresh franchise, (ii) growing organically through the introduction of new products and services, and (iii) diversifying into new crops and geographic markets. Despite challenging weather-related crop conditions in several geographic regions, the Company achieved the following key accomplishments in 2019:

•	Net sales of approximately $170 million and Adjusted EBITDA[1] of approximately $66 million;

•	Positive trends in the Company’s core SmartFresh business in key markets that were previously disrupted by competitive entrants;

•	Continued leverage of the Company’s global reach to diversify sales of products such as Harvista into new crops and geographies, and to grow existing platforms, such as Tecnidex;

•	Planning for the future introduction of novel technologies that the Company believes will support its long-term diversification efforts; and

•	Continued cost optimization efforts that translated into a 10% reduction in selling, general and administrative expense for 2019, and 160 basis points of Adjusted EBITDA margin expansion for the year.

Linkage of 2019 Performance to 2019 Compensation Outcomes

For 2019, AgroFresh bonus payouts for its named executive officers (as defined below) were 82.9% of target based on our financial performance for the year. The Compensation Committee felt that payouts were commensurate with achievements of the Company and the performance goals set at the beginning of the year. Additionally, total shareholder return-based awards that had a performance period ending in 2019 were settled at 62% of target, reflecting the company’s relative total shareholder return during the 3-year period ending in 2019.

Executive Compensation Objectives

AgroFresh is committed to providing a fair and market competitive executive compensation program that will attract, retain and reward high-performing employees. Our compensation package is tied to the contributions of the individual, the achievement of organizational goals, and the attainment of long-term financial results. Below are the objectives of our program:

•	Attract, retain, and motivate superior executive talent;
•	Provide incentives that reward the achievement of performance goals that directly correlate to the enhancement of shareholder value, as well as facilitate executive retention;
•	Reinforce AgroFresh’s mission of recruiting and retaining a highly motivated workforce to support the overall growth and performance of the Company; and
•	Utilize transparent communication to provide employees with information necessary to make informed choices and to better understand the total rewards package.

1 Adjusted EBITDA is a non-GAAP financial measure. Please see the information under “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Non-GAAP Measures” in the Company’s Annual Report on Form 10-K for the year ended December 30, 2019 for more information, including a reconciliation of this Non-GAAP financial measure to GAAP results.

Good Governance Practices

The Compensation Committee continuously evaluates policies and practices to ensure that they are consistent with good governance principles. Below are highlights of our governance practices:

What We Do		What We Don’t Do

✓	Provide the majority of compensation in performance-based pay	x	Excise tax gross-ups on a change in control

✓	Maintain stock ownership guidelines for directors and executives	x	Liberal change in control definition, or excessive severance in a change in control or termination

✓	Cap incentive plan at 2x target for bonus and 1.5x for LTI, with no payouts below threshold	x	Excessive perquisites

✓	Maintain a clawback policy	x	Hedging transactions or pledging securities

✓	Have change in control employment agreements with double-trigger severance provisions	x	Liberal share counting

✓	Adhere to an insider trading policy	x	Discounted stock options or SARs

✓	Use an independent compensation consultant engaged by and reporting directly to the Compensation Committee	x	Stock option repricing, reloads, or cash buyouts
✓	Reflect multi-dimensional performance using earnings, sales, non-financial and market performance with a mix of relative and absolute goals	x	Automatic vesting of equity upon a change in control

Executive Officer Compensation

The following provides, under the scaled reporting rules applicable to smaller reporting companies, an overview of our compensation policies and programs and identifies the elements of compensation for 2019 with respect to our “named executive officers,” which term is defined by Item 402 of the SEC’s Regulation S-K to include (i) all individuals serving as our principal executive officer at any time during 2019, (ii) our two most highly compensated executive officers other than the principal executive officer who were serving as executive officers at December 31, 2019 and whose total compensation (excluding nonqualified deferred compensation earnings) exceeded $100,000, and (iii) up to two additional individuals for whom disclosure would have been provided pursuant to the foregoing item (ii) but for the fact that the individual was not serving as an executive officer of the Company at December 31, 2019. Our named executive officers for 2019 were Jordi Ferre, our Chief Executive Officer, Graham Miao, our Executive Vice President and Chief Financial Officer (who has served in such role since August 30, 2018), and Thomas Ermi, our Executive Vice President and General Counsel.

Summary Compensation Table

The following table sets forth the total compensation earned by each of our named executive officers in 2019 and 2018.

Name and Principal Positions	Year	Salary	Bonus		Stock Awards(1)	Option Awards(1)	Non-Equity Incentive Plan Compensation	All Other Compensation(2)	Total
Jordi Ferre	2019	$573,469	-		$859,259	$237,704	$478,333	$15,400	$2,164,164
Chief Executive Officer	2018	$555,923	-		$795,284	$192,576	$451,920	$29,904	$2,025,607
Graham Miao	2019	$460,696	-		$517,760	$143,190	$295,866	$15,400	$1,433,632
Exec. V.P. and Chief Financial Officer(3)	2018	$133,269	$90,000	(4)	$399,998	$210,400	$93,819	$38,656	$966,142
Thomas Ermi	2019	$348,597	-		$158,240	$43,774	$161,426	$17,236	$729,273
Executive Vice President and General Counsel	2018	$325,872	-		$130,417	$31,150	$109,230	$29,151	$625,820

(1)	Amounts shown do not reflect compensation actually received by the named executive officers. Instead, the amounts shown in these columns represent the full grant date fair value of the restricted stock, performance-based restricted stock or option awards, as applicable, calculated in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. These amounts reflect the accounting expense that we will recognize over the vesting term for the award and does not correspond to the actual value that will be realized by the executive, if any. For a discussion of valuation assumptions and methodologies, see Note 16 of our audited financial statements included in our annual report on Form 10-K for the year ended December 31, 2019. Amounts shown for stock awards includes the full grant date fair value of performance-based restricted stock awards made in 2019 assuming the target level of performance conditions are achieved, equal to $513,068, $309,177 and $94,446 for Messrs. Ferre, Miao and Ermi, respectively. Assuming the highest level of performance conditions are achieved, the grant date fair values for performance-based restricted stock awards made in 2019 would be $865,478, $521,541 and $159,318 for Messrs. Ferre, Miao and Ermi, respectively.

(2)	Amounts reported for 2019 represent: for Mr. Ferre, the Company’s contributions to his account in our 401(k) plan; for Mr. Miao, the Company’s contributions to his account in our 401(k) plan; and for Mr. Ermi, the Company’s contributions to his account in our 401(k) plan ($15,400) and financial planning assistance ($1,835).

(3)	Graham Miao has served as our Executive Vice President and Chief Financial Officer since August 30, 2018.

(4)	Consists of a sign-on bonus.

Compensation Mix

Our compensation program is heavily weighted towards performance-based and shareholder aligned compensation, reflecting our philosophy of increasing our long-term value and supporting strategic initiatives. The charts below show the total target compensation mix of our CEO and our other named executive officers. These charts illustrate that a majority of named executive officers’ total target compensation is at risk, reflecting all elements except base salary (75% for our CEO and an average of 61% for our other named executive officers).

Narrative Disclosure to Summary Compensation Table

Our Compensation Committee determines, or recommends to the full Board of Directors for determination, the salaries and other compensation of our executive officers (including the named executive officers listed in the Summary Compensation Table above) and makes grants under, and administers, the 2015 Plan. The employment agreements and offer letters we have entered into with our named executive officers, discussed below, set forth minimum levels of annual base salary and annual incentive compensation. During the year ended December 31, 2019, the Compensation Committee engaged the firm of Willis Towers Watson to serve as compensation consultant to review our executive compensation program design and assess our executives’ compensation relative to a “peer group” of comparable companies. For purposes of our 2019 compensation decisions, our Compensation Committee used the peer group listed below, which was approved following a review that included input from Willis Towers Watson, to assist with the determination of compensation for our executive officers. AgroFresh selected the peer group based on a focus on specialty chemicals (and related industries) companies with similar size (revenues < $1B) and/or business focus as AgroFresh.

Company	2018 Revenue ($M)	GICS Sub-Industry
Innophos Holdings, Inc.	$802	Specialty Chemicals
OMNOVA Solutions Inc.	$770	Specialty Chemicals
Cambrex Corporation	$531	Life Sciences Tools and Services
Hawkins, Inc.	$504	Commodity Chemicals
American Vanguard Corporation	$454	Fertilizers and Agricultural Chemicals
CVR Partners, LP	$351	Fertilizers and Agricultural Chemicals
LSB Industries, Inc.	$378	Diversified Chemicals
Oil-Dri Corporation of America	$266	Household Products
Chase Corporation	$284	Specialty Chemicals
Trecora Resources	$288	Commodity Chemicals
FutureFuel Corp.	$291	Specialty Chemicals
Intrepid Potash, Inc.	$162	Fertilizers and Agricultural Chemicals
Limoneira Company	$129	Agricultural Products
Amyris, Inc.	$64	Specialty Chemicals
Alico, Inc.	$81	Agricultural Products

Total compensation for our named executive officers primarily consist of the following elements:

Element	2019 Design / Context	Objectives
Base Salary	• Base pay changes ranged from 3% to 8% for named executive officers for 2019

•    Manage fixed costs

•    Attract a strong, experienced talent pool

•    Provide a necessary element of financial stability to executives’ total compensation packages

•    Recognize individual performance, market value of the position and the incumbent’s tenure, experience, responsibilities and overall contribution

•    Targeted at competitive levels (range of +/- 10% around the 50th percentile) of market

Bonus

•    Adjusted EBITDA: 40%

•    Sales of SmartFresh in Apples: 25%

•    Diversification Sales Growth: 25%

•    Non-Financial: 10% based EH&S, value realization from M&A / strategic partnerships, and working capital

•    Focus executives on key annual business objectives

•    Recognize individual contribution to annual results

•    Attract, retain, motivate and reward key talent

•    Introduce a reliable, transparent approach for all Plan participants

•    Align the financial interests of senior management with AgroFresh’s shareholders

•    Offer a competitive (range of +/- 15%

around the 50th percentile of our peer group for short-term incentive opportunity such that target total cash compensation is highly competitive when supported by strong performance

LTI

•    50% performance-based equity (3-year performance period with assessment for relative total shareholder return versus compensation peer group)

•    30% restricted stock (3-year pro-rata vesting)

•    20% stock options (3-year pro-rata vesting)

•    Reflect shareholder value creation over a sustained period

•    Align the financial interests of executives with shareholders

•    Recognize current performance through the LTI target awards, and the expectation of future contributions through the growth of those awards’ value

•    Provide meaningful awards to support and encourage share ownership

•    Retain key employees

•    LTI guidelines will be articulated at range of +/ 25% around 50th percentile of market; higher/lower individual awards may be based on performance, potential, retention needs and dilution constraints

In 2019, we paid base salaries of $577,000 to Mr. Ferre, $463,500 to Mr. Miao and $354,044 to Mr. Ermi.

Each year, each of our named executive officers has a target cash incentive payout amount, expressed as a percentage of that executive officer’s base salary, based on the achievement of goals established each year by the Compensation Committee. For 2019, the target amounts for these cash incentives were 100% for Mr. Ferre, 70% for Mr. Miao and 50% for Mr. Ermi, in each case based on the achievement of performance metrics as described in the table above.

Each year, we grant equity awards to our named executive officers under our 2015 Plan. In 2019, the target award values of these awards were allocated among the following components: 50% of the target value delivered as performance-based equity awards, assuming target level achievement of applicable performance goals, 30% of the target value delivered as restricted stock awards and 20% of the target value delivered as stock options. The restricted stock awards and stock options vest in equal installments on each of the first three anniversaries of the grant date, and the performance-based equity awards cliff vest at the end of the three-year performance period, in an amount equal to a percentage of the target number of shares determined in reference to the extent to which the Company has achieved specified performance goals. The performance criteria for the performance-based equity awards granted in 2019 is based on relative total shareholder return of the Common Stock, as compared to the Company’s 2019 peer group described above, over a three full calendar year performance period, starting with the calendar year in which the grant was made. The percentage of the target number of shares that can vest under the performance-based equity awards granted in 2019 is as follows:

Company’s TSR Percentile Rank	Vesting Percentage of Target No. of Shares
Below 25th Percentile	0%
25th Percentile	50% (threshold)
50th Percentile	100% (target)
75th Percentile	150% (maximum)

In the event that the Company’s relative TSR percentile rank for the performance period falls between any of the percentiles set forth above (to the extent greater than the threshold and lower than the maximum), the vesting percentage will be determined by linear interpolation between those percentiles.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding unexercised options and unvested restricted stock awards for each of our named executive officers that were outstanding as of December 31, 2019.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options – Exercisable	Number of Securities Underlying Unexercised Options - Unexercisable		Option Exercise Price	Option Expiration Date	Number of shares that have not vested		Market value of shares, units or other rights that have not vested (1)	Equity incentive plan awards: Number of unearned shares that have not vested(2)	Equity incentive plan awards: Market or payout value of unearned shares that have not vested (1)
Jordi Ferre	93,110	-	(3)	$5.37	10/3/2026	-		-	-	-
	51,100	25,550	(4)	$4.37	3/31/2027	19,167	(5)	$49,451	59,396	$153,242
	18,133	36,267	(6)	$7.35	3/29/2028	27,200	(7)	$70,176	68,050	$175,569
	-	138,200	(8)	$3.34	3/29/2029	103,650	(9)	$267,417	172,750	$445,695
Graham Miao	19,812	39,623	(10)	$6.73	8/30/2028	39,623	(11)	$102,227	-	-
	-	83,250	(12)	$3.34	3/29/2029	62,450	(13)	$161,121	104,100	$268,578
Thomas Ermi	82,500	-	(14)	$12.00	8/13/2025	-		-	-	-
	8,767	4,383	(15)	$4.37	3/31/2027	3,283	(16)	$8,470	10,168	26,233
	2,967	5,933	(17)	$7.35	3/29/2028	4,467	(18)	$11,525	-	-
	-	-		-	-	10,000	(19)	$25,800	11,150	$28,767
	-	25,450	(20)	$3.34	3/29/2029	19,100	(21)	$49,278	31,800	$82,044

(1)	The market value of these stock awards is based on the closing price of our Common Stock on the NASDAQ Global Market on December 31, 2019, which was $2.58.

(2)	The named executive officers received grants of performance share awards under the 2015 Plan in March of each of 2017, 2018 and 2019. The number of performance shares set forth in this column represents the projected number of performance shares, as of December 31, 2019, that each named executive officer could earn at the end of the three-year performance periods ending December 31, 2019 (for the 2017 grant), December 31, 2020 (for the 2018 grant) and December 31, 2021 (for the 2019 grant) based on actual performance during the elapsed portion of the applicable award period. The number of performance shares actually earned by the named executive officers will be determined based on our performance over the entire three-year award period for each of the grants, and such amount may differ significantly from the amounts shown in this column.

(3)	This option vested as to one-third of the shares subject thereto on each of the first three anniversaries of the date of grant (October 3, 2016).

(4)	This option vests as to one-third of the shares subject thereto on each of the first three anniversaries of the date of grant (March 31, 2017).

(5)	This award vests as to one-third of the 57,500 shares subject thereto on each of the first three anniversaries of the date of grant (March 31, 2017).

(6)	This option vests as to one-third of the shares subject thereto on each of the first three anniversaries of the date of grant (March 29, 2018).

(7)	This award vests as to one-third of the 40,800 shares initially subject thereto on each of the first three anniversaries of the date of grant (March 29, 2018).

(8)	This option vests as to one-third of the shares subject thereto on each of the first three anniversaries of the date of grant (March 29, 2019).

(9)	This award vests as to one-third of the 103,617 shares initially subject thereto on each of the first three anniversaries of the date of grant (March 29, 2019).

(10)	This option vests as to one-third of the shares subject thereto on each of the first three anniversaries of the date of grant (August 30, 2018).

(11)	This award vests as to one-third of the 59,435 shares initially subject thereto on each of the first three anniversaries of the date of grant (August 30, 2018).

(12)	This option vests as to one-third of the shares subject thereto on each of the first three anniversaries of the date of grant (March 29, 2019).

(13)	This award vests as to one-third of the 62,448 shares initially subject thereto on each of the first three anniversaries of the date of grant (March 29, 2019).

(14)	This option vested as to one–third of the shares subject thereto on each of the first three anniversaries of the date of grant (August 13, 2015).

(15)	This option vests as to one-third of the shares subject thereto on each of the first three anniversaries of the date of grant (March 31, 2017).

(16)	This award vests as to one-third of the 9,850 shares initially subject thereto on each of the first three anniversaries of the date of grant (March 31, 2017).

(17)	This option vests as to one-third of the shares subject thereto on each of the first three anniversaries of the date of grant (March 29, 2018).

(18)	This award vests as to one-third of the 6,700 shares initially subject thereto on each of the first three anniversaries of the date of grant (March 29, 2018).

(19)	This award vests as to one-third of the 15,000 shares initially subject thereto on each of the first three anniversaries of the date of grant (April 23, 2018).

(20)	This option vests as to one-third of the shares subject thereto on each of the first three anniversaries of the date of grant (March 29, 2019).

(21)	This award vests as to one-third of the 19,080 shares initially subject thereto on each of the first three anniversaries of the date of grant (March 29, 2019).

Executive Stock Ownership Guidelines

A key element of our compensation philosophy is to align the interests of our executive officers with those of our stockholders by providing appropriate long-term incentives. To further this objective, since November 2017 we have maintained stock ownership guidelines applicable to each of our executive officers. Each executive is expected to own, by a date no later than five years after the person is appointed to his or her position as an executive officer, shares of our Common Stock with a value that on that date is equal to the following multiple of his or her annual base salary:

Position	Base Salary Multiple Requirement
Chief Executive Officer	5x
Chief Financial Officer	3x
All other executive officers	2x

Until the required stock ownership level is achieved, each officer is required to retain at least 50% of the net after-tax performance equity award shares that are earned, and 50% of the net after-tax restricted shares that vest.

Clawback Policy

The Board has adopted a formal policy to recover certain incentive-based income from our executive officers if we are required to materially restate our financial statements as a result of fraud, misconduct or gross negligence, not necessarily due to actions of the particular executive officer. In the event of a restatement, the Company will seek to recover, at the direction of the Board after it has reviewed the facts and circumstances that led to the requirement for the restatement and costs and benefits of seeking recovery, the amount of incentive-based income received by an officer during the three-year period immediately preceding the date on which the Company is required to prepare the restatement. The Board will determine in its discretion the amount, if any, the Company will seek to recover from such covered officer. The Company may offset the recovery amount against current or future incentive-based income. In addition, the Board may, to the extent permitted by law, take other remedial and recovery action, as determined by the Board. The recovery of incentive-based income under this policy is in addition to any other right or remedy available to the Company.

The 2015 Plan includes a clawback provision, pursuant to which we have the right to cause the cancellation or require reimbursement of any award under the 2015 Plan, or otherwise recoup equity or other compensation provided under the 2015 Plan, in accordance with Company policies in existence from time to time (including the policy described above) and/or applicable law. Such clawback provision is applicable if the Company is required to restate its financial statements or results as a result of noncompliance by the Company with any federal securities laws.

Employment and Severance Agreements

We have entered into employment agreements or offer letters, as well as change in control executive severance agreements, with each of our executive officers, summarized below.

Jordi Ferre Employment Agreement

In connection with his appointment as our Chief Executive Officer, Jordi Ferre entered into an employment agreement, dated as of July 14, 2016 (the “Ferre Employment Agreement”), with the Company. Pursuant to the Ferre Employment Agreement, Mr. Ferre serves as Chief Executive Officer of the Company, reporting to the Board, for an initial term of three years commencing on October 3, 2016, with automatic successive one-year renewal terms thereafter unless either party gives notice of non-renewal 30 days prior to the end of the then-current term. Mr. Ferre also serves on the Board pursuant to the Ferre Employment Agreement.

Mr. Ferre is entitled to receive an initial base salary of $500,000 per year, subject to annual reviews and potential increases, in the discretion of the Compensation Committee. Mr. Ferre received a one-time bonus of $150,000 in connection with the commencement of his employment, as well as reimbursement for up to $50,000 in the aggregate of relocation, temporary living and personal travel expenses. Mr. Ferre is also entitled to an annual bonus for each full fiscal year during his employment term, with a target bonus amount equal to 100% of his annual base salary, subject to the achievement of performance objectives to be established by the Compensation Committee each year.

Pursuant to the Ferre Employment Agreement, in connection with the commencement of his employment Mr. Ferre received grants of equity awards under the 2015 Plan consisting of (i) 93,110 shares of restricted stock and (ii) nonqualified stock options to purchase 93,110 shares of the Company’s common stock, in each case subject to vesting in three equal annual installments. In addition, commencing in 2017 and in each successive year of Mr. Ferre’s employment, he is entitled to receive equity awards having a total target value of $1,000,000 on the date of grant.

If Mr. Ferre’s employment under the Ferre Employment Agreement is terminated by the Company without “Cause” or by Mr. Ferre for “Good Reason” (as such terms are defined in the Ferre Employment Agreement), or if the Company elects not to extend the term of employment under the Ferre Employment Agreement beyond the then-current term, the Company will be obligated to pay to Mr. Ferre (i) all accrued but unpaid salary and benefits, (ii) an amount equal to 1.5 times his base salary then in effect, payable in equal installments over a 12-month period, and (iii) the cost of his and his dependents’ coverage under COBRA for an 18-month period. The Company’s obligation to pay any of the foregoing severance obligations (other than salary and benefits accrued through the date of termination of employment) would be subject to Mr. Ferre’s execution of a release of all claims against the Company, and such release having become irrevocable.

The Ferre Employment Agreement contains customary confidentiality provisions, which apply both during and after the term of the Ferre Employment Agreement, and customary non-competition and non-solicitation provisions, which apply during the term of the Ferre Employment Agreement and for 18 months thereafter.

Graham Miao Offer Letter

In connection with his appointment as our Executive Vice President and Chief Financial Officer, Graham Miao entered into an offer letter, dated as of August 20, 2018 (the “Miao Offer Letter”), with the Company. Pursuant to the Miao Offer Letter, Mr. Miao is entitled to receive an initial base salary of $450,000 per year, subject to annual reviews and potential increases, in the discretion of the Compensation Committee. Mr. Miao received a signing bonus of $90,000, subject to repayment in part under certain circumstances. Mr. Miao is also entitled to an annual bonus for each full fiscal year during his employment term, with a target bonus amount equal to 70% of his annual base salary, subject to the achievement of performance objectives to be established by the Compensation Committee each year. For 2018, Mr. Miao’s annual bonus was pro-rated based on the portion of the year that Mr. Miao was employed by the Company.

Pursuant to the Miao Offer Letter, in connection with the commencement of his employment, Mr. Miao received grants of equity awards under the 2015 Plan consisting of (i) 59,435 shares of restricted stock and (ii) nonqualified stock options to purchase 59,435 shares of the Company’s common stock, in each case subject to vesting in three equal annual installments following the commencement of employment. In addition, commencing in 2019 and in each successive year of Mr. Miao’s employment, he is entitled to receive equity awards at the level of 125% of his annual base salary, calculated in the manner described in the Miao Offer Letter.

If Mr. Miao’s employment under the Miao Offer Letter is terminated by the Company without “Cause” or by Mr. Miao for “Good Reason” (as such terms are defined in the Miao Offer Letter), the Company will be obligated to pay to Mr. Miao (i) all accrued but unpaid salary and benefits, (ii) an amount equal to 1.5 times his base salary then in effect (unless termination occurs within 12 months of Mr. Miao’s start date, in which case the amount would be equal to 1.0 times his base salary then in effect), payable in equal installments over a 12-month period, and (iii) if Mr. Miao elects continued “COBRA” health care coverage for himself or his eligible dependents, an amount equal to the difference between the premium paid for such COBRA coverage and the premium charged by the Company to an active employee for comparable coverage, payable over an 18-month period (or such shorter period as Mr. Miao elects to receive COBRA coverage). The Company’s obligation to pay any of the foregoing severance obligations (other than salary and benefits accrued through the date of termination of employment) would be subject to (i) Mr. Miao’s execution of a release of all claims against the Company, and such release having become irrevocable, and (ii) Mr. Miao’s compliance with his continuing obligations (including regarding confidentiality, non-competition and non-solicitation) under the Company’s standard employment agreement for U.S. employees. Those confidentiality obligations apply both during and after the term of Mr. Miao’s employment, and those non-competition and non-solicitation provisions apply during the term of Mr. Miao’s employment and for 18 months thereafter.

Thomas Ermi Employment Agreement

On August 30, 2019, the Company entered into an amended and restated employment agreement with Mr. Ermi (the “Ermi Employment Agreement”). Pursuant to the Ermi Employment Agreement, Mr. Ermi serves as Executive Vice President and General Counsel of the Company, reporting to the Chief Executive Officer, for an initial term of three years commencing on August 30, 2019, with automatic successive one-year renewal terms thereafter unless either party gives notice of non-renewal 30 days prior to the end of the then-current term.

Mr. Ermi is entitled to receive a base salary of not less than $354,000 per year, subject to annual reviews and potential increases, in the Compensation Committee’s discretion. Mr. Ermi is also entitled to an annual bonus for each full fiscal year during his employment term, with a target bonus amount equal to 50% of his annual base salary, subject to the achievement of performance objectives to be established by the Compensation Committee each year. Mr. Ermi is also eligible to receive equity awards under the 2015 Plan pursuant to the terms of the Ermi Employment Agreement.

If Mr. Ermi’s employment under the Ermi Employment Agreement is terminated by the Company without “Cause” or by Mr. Ermi for “Good Reason” (as such terms are defined in the Ermi Employment Agreement), or if the Company elects not to extend the term of employment under the Ermi Employment Agreement beyond the then-current term, the Company will be obligated to pay to Mr. Ermi (i) all accrued but unpaid salary and benefits, (ii) an amount equal to 1.5 times his base salary then in effect, payable in equal installments over a 12-month period, (iii) a portion of any annual bonus payable to him for the remainder of the calendar year in which his employment is terminated, if and when earned, pro-rated for the period of the year during which Mr. Ermi was employed by the Company, and (iv) if Mr. Ermi elects continued “COBRA” health care coverage for himself or his eligible dependents, an amount equal to the difference between the premium paid for such COBRA coverage and the premium charged by the Company to an active employee for comparable coverage, payable over a 12-month period (or such shorter period as Mr. Ermi elects to receive COBRA coverage). The Company’s obligation to pay any of the foregoing severance obligations (other than salary and benefits accrued through the date of termination of employment) would be subject to Mr. Ermi’s execution of a release of all claims against the Company, and such release having become irrevocable.

The Ermi Employment Agreement contains customary confidentiality provisions, which apply both during and after the term of the Employment Agreement, and customary non-competition and non-solicitation provisions, which apply during the term of the Employment Agreement and for one year thereafter.

Change in Control Severance Agreements

On August 30, 2019, the Company entered into change in control executive severance agreements with each of Mr. Ferre, Mr. Miao and Mr. Ermi (collectively, the “Change in Control Agreements”). Each Change in Control Agreement provides that in the event the applicable executive’s employment is terminated other than for “cause” or if the executive resigns for “good reason” (each as defined in the applicable Change in Control Agreement) during the period commencing 60 days prior to and ending 24 months following a change in control of the Company, the executive will be entitled to certain severance benefits, consisting of the following (in addition to any accrued salary and benefits through the date of termination): (i) an amount equal to (a) two and a half times with respect to Mr. Ferre and (b) two times with respect to Messrs. Miao and Ermi the sum of (l) the executive’s annual base salary then in effect and (2) the target bonus amount payable to the executive under the Company’s annual performance bonus program for the fiscal year of the Company in which the date of termination occurs (the “Annual Bonus Target”); (ii) a portion of the Annual Bonus Target for the calendar year in which the executive’s employment is terminated, pro-rated for the period of the year during which the executive was employed by the Company; and (iii) Company-paid continuation healthcare coverage for 18 months after the termination date. The term of each Change in Control Agreement is for a period of three years and will be automatically renewed for additional one-year periods unless either party gives notice of non-renewal 60 days prior to the end of the then-current term.

2020 Compensation Decisions and Beyond

Given the challenging circumstances that the Company faced in 2019 and a continued environment of uncertainty in 2019, the Compensation Committee approved only modest increases to compensation in 2020. Base salaries were increased by approximately 2%, 3% and 3% for the Chief Executive Officer, Chief Financial Officer and General Counsel roles, respectively.

For the annual incentive plan in 2020, metrics will be streamlined to focus 60% on Adjusted EBITDA, 25% on diversification sales growth, and 15% on non-financial including environmental health and safety, value realization from M&A and strategic partnerships, and working capital.

Additionally, the Company streamlined the long-term incentive program for named executive officers by eliminating stock options and implementing a mix of 50% restricted stock awards and 50% performance-based equity awards. Performance-based equity awards will be based on three-year net leverage improvement with relative total shareholder return applied as a modifier.

Although performance goals were set for the plan at the beginning of 2020, the environment as the time of the filing of this proxy statement is highly uncertain. While the disclosure in this filing generally relates to 2019 performance and compensation, neither of which were affected by the current situation, the COVID-19 pandemic could significantly impact 2020 financial results and compensation outcomes and the specific actions taken by the Board and executives to address the effect on business operations.

Director Compensation and Ownership Guidelines

Beginning in 2016, the Board, based on the recommendation of the Compensation Committee, approved a compensation plan for independent directors (the “Director Compensation Plan”), which sets forth the terms upon which non-employee directors (other than Mr. Kraef, who is not entitled to receive any compensation) were compensated for their service on the Board. Under the terms of the Director Compensation Plan, each participating non-employee director receives an annual cash retainer of $60,000 (or, in the Case of the Chair of the Board, $100,000), and the Chairs of the Audit Committee, Compensation Committee and Governance and Nominating Committee receive an additional cash retainer of $10,000, $7,500 and $5,000, respectively. Commencing with the third quarter of 2016, each participating non-employee director may elect to receive shares of our common stock in lieu of cash retainers. In addition, each participating non-employee director receives, effective the date of our annual meeting of stockholders, a grant, under the 2015 Plan, of shares of restricted stock having a value on the grant date equal to $75,000 (or, in the case of the Chair of the Board, $100,000), in each case subject to vesting on the first anniversary of the grant date. All such director compensation is pro-rated based on the portion of the year in which the individual served as a director. We also reimburse directors for reasonable travel and other expenses in connection with attending meetings of the Board.

The following table provides compensation information for our non-employee directors who earned compensation for service on our Board in 2019.

Name	Fees Earned or Paid in Cash	Stock Awards(1)(2)	Total
Robert J. Campbell	$70,000	$75,000	$145,000
Denise L. Devine	$60,000	$75,000	$135,000
Nance K. Dicciani	$100,000	$100,000	$200,000
Gregory M. Freiwald	$67,500	$75,000	$142,500
George Lobisser	$60,000	$75,000	$135,000
Macauley Whiting, Jr.	$60,000	$75,000	$135,000

(1)	Amounts represent the full grant date fair value of the restricted stock awards, calculated in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. These amounts reflect the accounting expense that we will recognize over the vesting term for these awards and do not correspond to the actual value that will be realized by the directors, if any. For a discussion of valuation assumptions and methodologies, see Note 16 of our audited financial statements included in our annual report on Form 10-K for the year ended December 31, 2019.

(2)	As of December 31, 2019, the aggregate number of restricted stock awards held by each director were as follows: Mr. Campbell, Ms. Devine, Mr. Freiwald, Mr. Lobisser, and Mr. Whiting, 32,751 shares each; and Ms. Dicciani, 43,668 shares.

Since May 2016 we have maintained stock ownership guidelines applicable to each of our non-employee directors. Each non-employee director is expected to own, by a date no later than five years after the person is elected or appointed to serve on the Board, shares of our Common Stock with a value that on that date equal to three times his or her annual cash retainer for service as a director (and, if a non-employee director’s annual cash retainer increases, he or she has a period of one year from the date of such increase to acquire any additional shares needed to achieve the increased ownership level).

Compensation Committee Interlocks and Insider Participation

Ms. Devine, Ms. Dicciani, Mr. Freiwald and Mr. Whiting served on the Compensation Committee in 2019. No member of the committee has served as one of our officers or employees at any time, except that Ms. Dicciani served, without compensation, as a member of the Office of the Chair on an interim basis from March 10, 2016 until October 3, 2016. None of our executive officers serve, or in the past fiscal year has served, as a member of the board of directors or Compensation Committee of any entity that has one or more of its executive officers serving on our Board of Directors or Compensation Committee.

Securities Authorized for Issuance under Equity Compensation Plans

The 2015 Plan, is our only equity-based compensation plan. The following table sets forth information as of December 31, 2019, concerning the 2015 Plan, which was approved by stockholders.

Plan Category	No. of Securities to be Issued Upon Exercise of Outstanding Options	Weighted Average Exercise Price per Share of Outstanding Options	No. of Securities Remaining Available for Future Issuance Under the 2015 Plan
Equity compensation plan approved by security holders	403,831	$8.66	3,974,757

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AND RELATED STOCKHOLDER MATTERS

The following table sets forth information known to us regarding the beneficial ownership of our Common Stock as of the Record Date by:

•	each stockholder, or group of affiliated stockholders, that we know owns more than 5% of our outstanding common stock;

•	each of our named executive officers;

•	each of our directors and director nominees; and

•	all of our executive officers and directors as a group.

The following table lists the number of shares and percentage of shares beneficially owned based on [52,054,437] shares of Common Stock outstanding as of the Record Date.

Beneficial ownership is determined in accordance with the rules of the SEC, and generally includes voting power and/or investment power with respect to the securities held. Shares of common stock subject to options and warrants currently exercisable or exercisable within 60 days of June 1, 2020, are deemed outstanding and beneficially owned by the person holding such options or warrants for purposes of computing the number of shares and percentage beneficially owned by such person, but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person.

Except as indicated in the footnotes to this table, the persons or entities named have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them. Except as indicated in the footnotes to this table, the address for each beneficial owner is c/o AgroFresh Solutions, Inc., One Washington Square, 510-530 Walnut St., Suite 1350, Philadelphia, Pennsylvania 19106.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Approximate percentage of outstanding Shares
Dow Inc.(1)	24,001,151	43.6%
T. Rowe Price Associates, Inc.(2)	8,341,318	16.0%
Highbridge Capital Management, LLC (3)	3,425,000	6.2%
First Manhattan Co(4)	3,065,437	5.9%
Nance K. Dicciani (5)	189,561	*
Robert J. Campbell(6)	111,867	*
Denise L. Devine	43,842	*
Gregory M. Freiwald	157,492	*
Torsten Kraef	5,000	*
George Lobisser	89,794	*
Macauley Whiting, Jr.	93,492	*
Jordi Ferre(7)	337,925	*
Thomas Ermi(8)	121,111	*
Graham Miao(9)	59,662	*
Kevin Schwartz	-	-
Alexander Corbacho	-	-
All directors and executive officers as a group (ten individuals)(10)	1,209,746	2.3%

*     Less than 1%.

(1)	Based on an amendment to Schedule 13D filed on June 17, 2020. Includes 3,000,000 shares of Common Stock which the stockholder has the right to acquire upon the exercise of warrants that are currently exercisable. The securities are directly owned by Rohm and Haas Company (“R&H”), a wholly-owned subsidiary of TDCC, which is a wholly-owned subsidiary of Dow. The business address of Dow is 2211 H.H. Dow Way, Midland, MI 48674.

(2)	Based on an amendment to Schedule 13G filed on February 14, 2020 by T. Rowe Price Associates, Inc. and T. Rowe Price Small-Cap Value Fund, Inc. The business address of each of the reporting persons is 100 E. Pratt Street, Baltimore, Maryland 21202.

(3)	Based on a Schedule 13G filed on February 13, 2020 by Highbridge Capital Management, LLC and 1992 MSF International Ltd. Consists of shares of Common Stock issuable upon the exercise of warrants that are currently exercisable. The business address of each of the reporting persons is 40 West 57th Street, 32nd Floor, New York, NY 10019.

(4)	Based on a Schedule 13G/A filed on February 4, 2020. The business address of First Manhattan Co is 399 Park Avenue, New York, NY 10022.

(5)	Includes 3,000 shares which are owned by Ms. Dicciani’s domestic partner.

(6)	Includes 4,594 shares of Common Stock that are subject to forfeiture on July 31, 2020 unless the last sales price of the Common Stock equals or exceeds $13.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for at least one period of 20 trading days within any 30-trading day period prior to that date.

(7)	Includes 162,343 shares of Common Stock issuable upon exercise of stock options that are currently exercisable.

(8)	Includes 94,232 shares of Common Stock issuable upon exercise of options that are currently exercisable.

(9)	Includes 19,811 shares of Common Stock issuable upon exercise of options that are currently exercisable.

(10)	See footnotes (5)-(9) above.

Certain Relationships and Related Transactions

The Audit Committee has the responsibility to review and approve all related party transactions, as contemplated by Item 404 of the SEC’s Regulation S-K, to prevent potential conflicts of interest and to ensure that related party transactions are disclosed in the reports that the Company files with the SEC as and when required by applicable securities laws and regulations. The term “related party transaction” is generally defined as any transaction (or series of related transactions) in which the Company is a participant and the amount involved exceeds $120,000, and in which any director, director nominee or executive officer of the Company, any holder of more than 5% of the outstanding voting securities of the Company, or any immediate family member of the foregoing persons will have a direct or indirect interest. The term includes most financial transactions and arrangements, such as loans, guarantees and sales of property, and remuneration for services rendered (as an employee, consultant or otherwise) to the Company and its subsidiaries.

The Audit Committee will consider all relevant factors when determining whether to approve a related party transaction, including whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction. No director may participate in the approval of any transaction in which he or she is a related party, but that director is required to provide the Audit Committee with all material information concerning the transaction. Additionally, we require each of our directors and executive officers to complete a directors’ and officers’ questionnaire on an annual basis that elicits information about related party transactions. These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee, or officer.

The following paragraphs discuss related party transactions that occurred during 2019 and/or that are contemplated during 2020 (other than compensation paid or awarded to the Company’s directors, director nominees and executive officers that is required to be discussed, or is exempt from discussion, in the sections of this proxy statement entitled “Compensation of Executive Officers” and “Compensation of Directors”).

On December 20, 2019, the Company entered into a termination agreement (the “Termination Agreement”) with TDCC, R&H and AgroFresh Inc., a wholly-owned subsidiary of the Company (“AgroFresh”), with respect to the Tax Receivables Agreement, dated as of July 31, 2015 and amended as of April 4, 2017 (the “Tax Receivables Agreement”), by and among the Company, TDCC, R&H and AgroFresh. Pursuant to the Termination Agreement, the Tax Receivables Agreement was terminated effective immediately, and the Company (through AgroFresh and certain of its other subsidiaries) paid to TDCC an aggregate of $16 million in settlement of all past and estimated future liabilities that would have been owed under the Tax Receivables Agreement.

On June 13, 2020, in connection with the execution of the Investment Agreement, the Company, the Investor and R&H entered into a side agreement, pursuant to which the parties agreed that if the Investor or its affiliates has the right to designate at least 50% of the total directors on the Board pursuant to the Investment Agreement, so long as R&H or its affiliates beneficially owns at least 20% of the outstanding Common Stock (on a fully diluted, “as converted” basis), the Company and the Board will increase the size of the Board by one member and the Board will elect a designee selected by R&H to fill the newly-created vacancy. Such right is in addition to any right that R&H has to appoint a member of the Board pursuant to its ownership of the Company’s Series A preferred stock.

PROPOSALS RECOMMENDED FOR CONSIDERATION BY STOCKHOLDERS

PROPOSALS 1A AND 1B

ELECTION OF DIRECTORS

Our Certificate of Incorporation provides that the number of our directors, other than those who may be elected by the holders of one or more series of our preferred stock, shall be fixed from time to time by resolution of our Board of Directors. Presently, the number of directors is fixed at nine, including the Preferred Director, with one vacancy on the Board. As noted above, pursuant to the terms of the Investment Agreement, we have agreed, upon the Closing, to increase the size of the Board to ten directors and to appoint two individuals designated by the Investor to the Board at the Closing. Accordingly, if the Closing occurs prior to the annual meeting, the two designees of the Investor will be nominees for election at the annual meeting.

Nominees

Robert Campbell, Denise L. Devine, Nance Dicciani, Jordi Ferre, George Lobisser and Macauley Whiting have been nominated by our Board of Directors for re-election at the annual meeting. Gregory Freiwald has chosen not to stand for re-election and we thank him for his service to the Board.

If the Closing occurs prior to the annual meeting, the size of the Board will be increased to ten directors and the two designees of the Investor, Kevin Schwartz and Alexander Corbacho, will be appointed to the Board and will also be nominated by our Board for re-election at the annual meeting.

Accordingly, following the meeting, if the Closing has not occurred prior to the meeting, the Board will consist of seven members (including the Preferred Director), with two vacancies. If the Closing has occurred prior to the meeting, the Board will consist of nine members (including the Preferred Director), with one vacancy. Biographical information regarding each of these nominees is included under the heading “Information About Directors and Director Nominees,” above.

If the Closing has not occurred prior to the meeting, Proposal 1A, the election of Robert Campbell, Denise L. Devine, Nance Dicciani, Jordi Ferre, George Lobisser and Macauley Whiting, will be presented for a vote at the meeting. If the Closing has occurred prior to the meeting, Proposal 1B, the election of Robert Campbell, Alexander Corbacho, Denise L. Devine, Nance Dicciani, Jordi Ferre, George Lobisser, Kevin Schwartz and Macauley Whiting, will be presented for a vote at the meeting. The proposal that is not presented for a vote at the meeting will be abandoned.

The Board of Directors expects that each of the nominees listed above will be available for election as a director. However, if by reason of an unexpected occurrence one or more of the nominees is not available for election, the persons named in the form of proxy have advised that they will vote for such substitute nominees as the Board of Directors may nominate. If a nominee is unable to serve as a director, the Board of Directors may reduce its size or choose a substitute.

Although there will be either one or two directorship vacancies following the annual meeting, proxies cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement.

Vote Required

The Company’s Bylaws require that in an uncontested election each director will be elected by the vote of the majority of the votes cast. A majority of votes cast means that the number of shares cast “FOR” a director’s election exceeds the number of votes cast “AGAINST” that director. A share whose ballot is marked as withheld, which is otherwise present at the meeting but for which there is an abstention, or to which a stockholder gives no authority or direction shall not be considered a vote cast. You may vote “FOR” all nominees, “AGAINST” all nominees or withhold your vote for any one or more of the nominees.

Board Recommendation

The Board of Directors unanimously recommends a vote “for” the election of all nominees to serve as directors.

PROPOSAL 2

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Pay that reflects performance and alignment of pay with the long-term interests of our shareholders are key principles that underlie our compensation program. In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), shareholders have the opportunity to vote, on an advisory basis, on the compensation of our named executive officers. This is often referred to as a “say on pay”, and provides you, as a shareholder, with the ability to cast a vote with respect to our 2020 executive compensation programs and policies and the compensation paid to the named executive officers as disclosed in this Proxy Statement.

As discussed in the “Compensation Discussion and Analysis” section of this Proxy Statement, the compensation paid to our named executive officers reflects the following principles of our compensation program, among others:

• Attract and retain qualified management;

• Be competitive with comparable employers; and

• Align management’s incentives with the long-term interests of our shareholders.

Although the vote is non-binding, our Compensation Committee will review the voting results. To the extent there is any significant negative vote, we will consult directly with shareholders to better understand the concerns that influenced the vote.

Board Recommendation

The Board of Directors unanimously recommends a vote “for” the approval, on an advisory basis, of executive compensation.

PROPOSAL 3

ADVISORY VOTE ON FREQUENCY OF “SAY ON PAY” PROPOSAL

Consistent with the Dodd-Frank Act requirements, our Board of Directors is providing our stockholders with the opportunity to cast an advisory vote on how often we should submit a “say on pay” proposal, as provided for in Proposal 2, to stockholders. We are providing stockholders with the following choices: the choice of whether the “say on pay” advisory vote should be submitted to the stockholders annually, every two years or every three years, or to abstain from voting.

Our Board of Directors believes that the “say on pay” advisory vote should be submitted to the stockholders once every three years, and therefore our Board of Directors recommends that you vote for a three-year interval for the advisory vote on executive compensation. We understand that our stockholders may have different views as to what is the best approach for the frequency of “say on pay” advisory votes, and we look forward to hearing from our stockholders on this Proposal.

Stockholders are not voting to approve or disapprove the Board of Directors’ recommendation. Under this Proposal 3, stockholders may vote to have the say on pay vote every one year, every two years or every three years or abstain from voting. While this is an advisory vote and, therefore, nonbinding, the Board of Directors will give careful consideration to the choice which receives the most “FOR” votes before determining the action the Board deems most appropriate for us and our stockholders.

Board Recommendation

The Board of Directors unanimously recommends that you select “every three years” as the frequency with which the Company should provide its stockholders with the opportunity to cast a “say on pay” advisory vote.

PROPOSAL 4

Approval of the issuance of shares of Common Stock underlying shares of the Preferred Stock issued or issuable by us pursuant to the terms of the Investment Agreement

Background

As previously announced, on June 13, 2020, the Company entered into the Investment Agreement with the Investor, an affiliate of certain investment funds managed by Paine Schwartz Partners, LLC (“PSP”), pursuant to which, subject to certain closing conditions, the Investor has agreed to purchase in a private placement an aggregate of $150,000,000 of new preferred stock of the Company. A total of 150,000 shares of the Company’s newly-designated Series B-1 Convertible Preferred Stock, par value $0.0001 per share (the “Series B-1 Preferred Stock”) will be purchased in the first closing of such transaction (collectively with the acquisition of the Series B-2 Preferred Stock and Series B Preferred Stock, each as further described below, the “Private Placement”). The closing of the Private Placement is conditioned upon satisfaction or waiver of certain closing conditions, including receipt of required regulatory approval and the concurrent refinancing of the Company's outstanding senior credit facility (the “Credit Facility”), either with a new senior secured credit facility (composed of a term loan and revolving credit facility) or an amendment and extension of the Credit Facility, in each case, on terms consistent with the Investment Agreement or otherwise approved by the Investor. The Closing of the Private Placement with respect to the issuance of Series B-1 Preferred Stock, is expected to occur early in the third quarter of 2020 (the “Closing Date”). In addition, following the approval of the transactions contemplated by the Investment Agreement by the Australian Foreign Investment Review Board, the Company will issue to the Investor, for no additional consideration, a total of up to 150,000 shares of the Company’s newly-designated Series B-2 Convertible Preferred Stock, par value $0.0001 per share (the “Series B-2 Preferred Stock”). Shortly thereafter, all of the outstanding shares of Series B-1 Preferred Stock and Series B-2 Preferred Stock will be exchanged for an equivalent number of shares of the Company’s newly-designated Series B Convertible Preferred Stock, par value $0.0001 per share (the “Series B Preferred Stock”).

Each of the rights, preferences and privileges of the Series B-1 Preferred Stock, Series B-2 Preferred Stock and Series B Preferred Stock (collectively, the “Preferred Stock”) are set forth in separate certificates of designation to be filed with the Secretary of State of the State of Delaware, forms of which are attached as Exhibits A, B and C, respectively, to the Investment Agreement (the “Certificates of Designation”). A copy of the Investment Agreement is attached as Appendix A to this Proxy Statement.

The Series B-1 Preferred Stock (and, when issued, the Series B Preferred Stock) will rank senior to the shares of the Common Stock with respect to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company. The Series B-1 Preferred Stock (and, when issued, the Series B Preferred Stock) will have a liquidation preference of $1,000 per share (the “Stated Value”). Holders of the Series B-1 Preferred Stock (and, when issued, the Series B Preferred Stock) will be entitled to a cumulative dividend at a rate of 16% per annum, of which 50% will be payable in cash and 50% will be payable in kind until the first anniversary of the Closing Date, after which 50% will be payable in cash, 37.5% will be payable in kind, and the remaining 12.5% will be payable in cash or in kind, at the Company’s option, subject in each case to adjustment under certain circumstances. Dividends on the Series B-1 Preferred Stock (and, when issued, the Series B Preferred Stock) will be cumulative, compound quarterly and be payable quarterly in arrears. All dividends that are paid in kind will accrete to, and increase, the Stated Value. The applicable dividend rate is subject to increase by 2% per annum during any period that the Company is in breach of certain provisions of the applicable Certificate of Designation.

The Preferred Stock will be convertible into Common Stock at the election of the holder at any time at an initial conversion price of $5.00 (the “Conversion Price”). The Conversion Price is subject to customary adjustments, including for stock splits and other reorganizations affecting the Common Stock and pursuant to certain anti-dilution provisions for below market issuances.

The Company may redeem any or all of the Series B-1 Preferred Stock (and, when issued, the Series B Preferred Stock) for cash at any time, subject to the conversion rights of the Series B-1 Preferred Stock (and, when issued, the Series B Preferred Stock) and, in the case of any partial redemption, to a minimum redemption amount and a minimum amount of Series B-1 Preferred Stock (or Series B Preferred Stock, as applicable) remaining outstanding. The redemption price of each share of Series B-1 Preferred Stock (or Series B Preferred Stock, as applicable) (the “Redemption Price”) would be (i) prior to the first anniversary of the Closing Date, an amount sufficient to cause the multiple on invested capital (“MOIC”), as defined in the applicable Certificate of Designations, of such share to be 1.5, (ii) after the first anniversary and on or before the second anniversary of the Closing Date, an amount sufficient to cause the MOIC of such share to be 1.75, and (iii) from and after the second anniversary of the Closing Date, an amount sufficient to cause the MOIC of such share to be 2.0. Notwithstanding the foregoing, from and after the third anniversary of the Closing Date, the Company would have the option to redeem the Series B-1 Preferred Stock (or Series B Preferred Stock, as applicable) at a redemption price equal to 100% of the liquidation preference of the shares of such series, plus any accrued and unpaid dividends (the “Alternative Redemption Price”) if the volume-weighted average price per share of the Common Stock for the 20 trading days prior to the redemption date is at least $8.00 and a specified minimum average daily trading volume condition with respect to the Common Stock is satisfied (and if such conditions are not satisfied, the Company would have the option to redeem the Series B-1 Preferred Stock (or Series B Preferred Stock, as applicable) at a price per share equal to the greater of the Redemption Price and the Alternative Redemption Price).

In the event of a Change of Control (as defined in the Certificates of Designation), the Company would be required to make an offer to repurchase all of the then-outstanding shares of Series B-1 Preferred Stock (or Series B Preferred Stock, as applicable) for cash consideration per share equal to the greater of (i) the then-applicable Redemption Price or, in the event of a Change of Control after the third anniversary of the Closing Date, the Alternative Redemption Price, and (ii) the amount such holders would be entitled to receive at such time if the Series B-1 Preferred Stock (or Series B Preferred Stock, as applicable) were converted into Common Stock.

The Certificates of Designation provide that holders of the Preferred Stock shall have the right to vote on matters submitted to a vote of the holders of Common Stock on an as-converted basis unless required by applicable law, but in no event will the holders of Series B-1 Preferred Stock have the right to vote shares of Preferred Stock on an as-converted basis in excess of 19.99% of the voting power of the Common Stock then-outstanding. The Certificates of Designation also provide that the holders of the Preferred Stock will have separate class approval rights over certain specified actions that would affect the rights of holders of the Preferred Stock.

Pursuant to the Investment Agreement, the Company has agreed to increase the size of its Board to ten directors in connection with the Closing Date and to appoint two individuals designated by the Investor on the Closing Date. In addition, commencing on the first anniversary of the Closing Date (or earlier under certain circumstances), the Investor would have the right to appoint additional directors to the Board, such that the total number of its designees would be proportionate to its ownership of Common Stock, on an as-converted basis.

Under the Investment Agreement, so long as the Investor beneficially owns, on an as-converted basis, at least 10% of the outstanding shares of Common Stock, subject to customary exceptions, the Company is required to give the Investor notice of any proposed issuance by the Company of any shares of Common Stock or preferred stock, or any shares convertible into or exchangeable for such shares, prior to the proposed date of issuance. The Investor is then entitled to purchase up to its pro rata share of the securities the Company proposes to issue, at the same price and on the same terms as those disclosed in the notice. The Investor will have certain additional participation rights if the Company issues equity securities to finance an acquisition during the first year following the Closing.

The Investor will be subject to certain standstill restrictions, including that its affiliates will be restricted from acquiring additional securities of the Company, subject to certain exceptions, until the later of (i) the date no designees of the Investor serve on the Board and the Investor has no rights (or has irrevocably waived its rights) to designate directors for election to the Board and (ii) the 18-month anniversary of the Closing Date. The Investor has also agreed to restrictions on its ability to dispose of shares of the Preferred Stock until the 18-month anniversary of the Closing Date, subject to certain exceptions.

The Investor will have certain customary registration rights with respect to the Common Stock issuable upon conversion of the Preferred Stock pursuant to the terms of a registration rights agreement, a form of which is attached as Exhibit G to the Investment Agreement.

Reasons for the Private Placement

Our Board determined that the Private Placement was advisable and in the best interest of the Company and our stockholders. We conducted the Private Placement in order to raise funds to pay down a portion of our existing debt under the Credit Facility, in order to facilitate a proposed refinancing of the Credit Facility, which matures in July 2021. Upon the Closing, we will receive $145.5 million, net of transaction fees payable to the Investor, and expect to use the full amount of the net proceeds, after transaction costs, to pay down a portion of the outstanding debt under the Credit Facility.

Stockholder Approval Required

Our common stock is listed on the NASDAQ Capital Market, and, as such, we are subject to the NASDAQ Listing Rules, including NASDAQ Listing Rule 5635. In order to comply with the NASDAQ Listing Rules and to satisfy conditions under the Investment Agreement, we are seeking stockholder approval of this Proposal No. 4. Certain relevant sections of NASDAQ Listing Rule 5635 are generally described below:

•	NASDAQ Listing Rule 5635(b) requires stockholder approval for issuances of securities that will result in a “change of control” of the issuer. NASDAQ may deem a change of control to occur when, as a result of an issuance, an investor or a group would own, or have the right to acquire, 20% or more of the outstanding shares of common stock or voting power and such ownership or voting power of an issuer would be the largest ownership position of the issuer.

•	NASDAQ Listing Rule 5635(d) requires stockholder approval for the issuance, other than in a public offering, of common stock (or securities convertible into common stock) equal to 20% or more of the common stock, or 20% or more of the voting power outstanding before the issuance, for a price less than the “Minimum Price” as defined in the NASDAQ Listing Rules.

We seek your approval of this proposal in order to satisfy the requirements of NASDAQ Listing Rule 5635 with respect to the issuance of the Common Stock upon conversion of the Preferred Stock in excess of 19.99% of the voting power of the Common Stock outstanding, including any shares issuable as a result of (i) dividends on the Preferred Stock that are paid in kind and (ii) the anti-dilution provisions of the Preferred Stock. As of the Closing Date, without giving effect to the 19.99% conversion cap applicable to the Preferred Stock unless and until stockholder approval is obtained as contemplated by this Proposal No. 4, the shares of Preferred Stock will be convertible into 30 million shares of Common Stock, which would constitute approximately 36% of our Common Stock as of the Record Date on an as-converted basis.

Under the Investment Agreement, the Company is required to take certain specified efforts to seek stockholder approval, for purposes of Nasdaq listing rules, of the issuance of more than 20% of the Company’s outstanding Common Stock. Until such stockholder approval is received, the terms of the Preferred Stock limit the number of shares of Common Stock into which the Preferred Stock can be converted to 19.99% of the number of shares of Common Stock outstanding. The Company’s largest stockholder, R&H, which owns approximately 41% of our outstanding Common Stock as of the Record Date, has entered into a Voting and Support Agreement with the Investor, agreeing to vote its shares of Common Stock in favor of such approval. The approval of this proposal at the annual meeting would constitute such approval for purposes of the Investment Agreement and pursuant to NASDAQ Listing Rule 5635.

Consequences of Failing to Approve this Proposal

The Board is not seeking the approval of our stockholders to authorize our entry into the Investment Agreement or the completion of the Private Placement. The Investment Agreement has already been executed and delivered, and the Closing is not conditioned upon receipt of stockholder approval. The failure of our stockholders to approve this Proposal will mean that (i) the Series B-1 Preferred Stock and, when issued, Series B Preferred Stock will continue to be convertible into Common Stock only to the extent that such conversion would result in the issuance, in the aggregate, of no more than 19.99% of the shares of our Common Stock outstanding, (ii) we will be required, pursuant to the terms of the Investment Agreement, to continue to seek the requisite stockholder approval until such approval is obtained, which would be time consuming and costly, and (iii) if such approval is not obtained by the first anniversary of the Closing Date, the annual dividend rate payable under the Preferred Stock would increase from 16% to 18%.

Vote Required

Approval of this Proposal No. 4 requires the affirmative vote of the holders of a majority of the votes cast in person or by proxy at the annual meeting.

Board Recommendation

The Board of Directors unanimously recommends a vote “for” the approval, for purposes of complying with the Nasdaq Listing Rules, of the issuance of shares of Common Stock underlying shares of the Preferred Stock issued or issuable by us pursuant to the terms of the Investment Agreement, in an amount in excess of 19.99% of our Common Stock outstanding.

PROPOSAL 5

ratification of appointment of independent registered public accounting firm

Our Audit Committee has appointed Deloitte & Touche to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2020. Our organizational documents do not require that our stockholders ratify the appointment of Deloitte & Touche as our independent registered public accounting firm. We are submitting the appointment of Deloitte & Touche to our stockholders for ratification because we believe it is a matter of good corporate practice. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection, but may still retain Deloitte & Touche. We anticipate that representatives of Deloitte & Touche will be present at the meeting, will have the opportunity to make a statement if they desire, and will be available to respond to appropriate questions.

Vote Required

The approval of the ratification of the appointment of Deloitte & Touche as our independent registered public accounting firm for the fiscal year ending December 31, 2020 requires the affirmative vote of the majority of the shares of voting stock present at the annual meeting, in person or represented by proxy, and entitled to vote. As a result, abstentions will have the same practical effect as votes against this proposal. Broker non-votes will have no effect on the outcome of this proposal. However, because brokers generally have discretionary authority to vote on the ratification of our independent auditors, broker non-votes are generally not expected to result from the vote on this proposal. For the approval of the ratification of the appointment of Deloitte & Touche, you may vote “FOR” or “AGAINST” or abstain from voting.

Board Recommendation

The Board of Directors unanimously recommends a vote “for” the ratification of the appointment of Deloitte & Touche as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

PROPOSAL 6

Board AUTHORIZATION TO ADJOURN AND POSTPONE THE ANNUAL MEETING

If the number of shares of Common Stock present at the annual meeting, in person or represented by proxy, and entitled to vote thereon is insufficient to constitute a quorum or if shares of Common Stock voting in favor of one or more of the proposals is insufficient to take any of the actions described herein, then the Board intends to move to adjourn and postpone the annual meeting to a later date or dates, if necessary, to enable the Board to solicit additional proxies. In that event, we will ask the Company’s stockholders to vote only upon the adjournment and postponement of the annual meeting, as described in this Proposal 5, and not any of the other proposals.

In this proposal, stockholders will be asked to grant discretionary authority to the holder of any proxy solicited by the Board of Directors so that such holder can vote in favor of the proposal to adjourn and postpone the annual meeting to a later date or dates, if necessary, so that the Board can solicit additional proxies. If the stockholders approve this adjournment proposal, then we could adjourn the annual meeting, and any adjourned session of the annual meeting, and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders who have previously voted. Among other things, approval of the adjournment proposal could mean that, even if we had received proxies representing a sufficient number of votes against any of the proposals to defeat the proposal, we could adjourn the annual meeting without a vote and seek to convince the holders of those shares to change their votes in favor or such proposals.

Generally, if the annual meeting is adjourned, no notice of the adjourned meeting is required to be given to stockholders, other than the announcement at the annual meeting of the place, date and time to which the meeting is adjourned. However, the Company’s Bylaws provide that if the adjournment or adjournments are for more than 30 days, or if after adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the adjourned meeting.

Vote Required

To be approved, the proposal to adjourn and postpone the annual meeting requires the affirmative vote of the majority of the voting power of our shares of voting stock present at the annual meeting, in person or represented by proxy, and entitled to vote thereon whether or not a quorum is present.

Board Recommendation

The Board unanimously recommends that stockholders vote “for” the proposal to authorize the Board of Directors to adjourn and postpone the annual meeting of stockholders to allow time for the further solicitation of proxies.

OTHER INFORMATION

Submission of Stockholder Proposals for the 2021 Annual Meeting of Stockholders

Proposals of stockholders intended for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at our 2021 annual meeting of stockholders (the “2021 Annual Meeting”), pursuant to Rule 14a-8 promulgated under the Exchange Act, must be received at our principal executive and administrative offices not later than , 2021, which is 120 days prior to the first anniversary of the mailing date of this proxy statement. Any proposal must comply with the requirements as to form and substance established by the SEC for such proposal to be included in our proxy statement.

Under the Company’s Bylaws, stockholders who wish to submit a proposal at the 2021 Annual Meeting, other than one that will be included in our proxy statement, including director nominations, must notify us between April 8, 2021, and May 8, 2021. If the date of the 2021 Annual Meeting is more than 30 days before or after the one-year anniversary of the 2020 annual meeting, a stockholder’s notice of a proposal will be timely if we receive it not earlier than the opening of business on the 120th day before the 2021 Annual Meeting and not later than the later of the close of business on the 90th day before the 2021 Annual Meeting or the 10th day following the day on which we publicly announce the date of the 2021 Annual Meeting. If a stockholder who wishes to present a proposal fails to notify us by May 8, 2021, and such proposal is brought before the 2021 Annual Meeting, then under the SEC’s proxy rules, the proxies solicited by management with respect to the 2021 Annual Meeting will confer discretionary voting authority with respect to the stockholder’s proposal on the persons selected by management to vote the proxies. If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. Stockholders should submit their proposals to our principal executive and administrative offices at One Washington Square, 510-530 Walnut St., Suite 1350, Philadelphia, Pennsylvania 19106, Attention: Corporate Secretary.

Annual Report and Other Matters

Our Annual Report on Form 10-K for the year ended December 31, 2019, which was mailed to stockholders with or preceding this proxy statement, contains financial and other information about our Company, but is not incorporated into this proxy statement and is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

We will provide, without charge, additional copies of our Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the SEC, to each stockholder of record as of the Record Date that requests a copy in writing. Any exhibits listed in the Form 10-K report also will be furnished upon request at the actual expense we incur in furnishing such exhibit. Any such requests should be directed to our Company’s Secretary at our principal executive and administrative offices set forth in this proxy statement.

INCORPORATED BY REFERENCE

To the extent that this proxy statement is incorporated by reference into any other filing by us under the Securities Act of 1933, as amended, or the Exchange Act, the sections of this proxy statement entitled “Compensation Committee Report” and “Audit Committee Report” (to the extent permitted by the rules of the SEC) will not be deemed incorporated unless specifically provided otherwise in such filing. The information contained in those sections shall not be deemed “filed” with the SEC, or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

OTHER MATTERS

We know of no other matters to be submitted to the annual meeting. If any other matters properly come before the annual meeting, it is the intention of the person named in the enclosed proxy card to vote the shares they represent as our Board of Directors may recommend.

Dated:               , 2020

Appendix A

Execution Version

INVESTMENT AGREEMENT

by and between

AGROFRESH SOLUTIONS, INC.

and

PSP AGFS HOLDINGS, L.P.

Dated as of June 13, 2020

Exhibits

Exhibit A:	Form of Series B-1 Certificate of Designation

Exhibit B:	Form of Series B-2 Certificate of Designation

Exhibit C:	Formof Series B Certificate of Designation

Exhibit D:	Form of Equity Commitment Letter

Exhibit E:	Form of Voting Agreement

Exhibit F:	Knowledge of the Company

Exhibit G:	Form of Registration Rights Agreement

INVESTMENT AGREEMENT, dated as of June 13, 2020 (this "Agreement"), by and between AgroFresh Solutions, Inc., a Delaware corporation (the "Company"), and PSP AGFS Holdings, L.P., a Delaware limited partnership (together with its successors and any Affiliate that becomes a party hereto pursuant to Section 5.11(b) and Section 8.03, the "Investor").

WHEREAS, subject to the terms and conditions set forth herein, the Company desires to issue, sell and deliver to the Investor, and the Investor desires to purchase and acquire from the Company, an aggregate of 150,000 shares of the Company's Series B-1 Convertible Preferred Stock, par value $0.0001 per share (the "Series B-1 Preferred Stock"), having the designation, preferences, rights (including with respect to conversion), privileges, powers, and terms and conditions, as specified in the form of the Series B-1 Preferred Stock Certificate of Designation attached hereto as Exhibit A (the "Series B-1 Certificate of Designation");

WHEREAS, subject to the terms and conditions set forth herein, in the event that the FIRB Approval (as defined below) is obtained, then promptly following receipt of the FIRB Approval, the Company desires to issue and deliver to the Investor for no additional consideration, and the Investor desires to acquire from the Company, shares of the Company's Series B-2 Convertible Preferred Stock, par value $0.0001 per share (the "Series B-2 Preferred Stock"), having the designation, preferences, rights (including with respect to conversion), privileges, powers, and terms and conditions, as specified in the form of the Series B-2 Certificate of Designation attached hereto as Exhibit B (the "Series B-2 Certificate of Designation");

WHEREAS, subject to the terms and conditions set forth herein, following the issuance of the Series B-2 Preferred Stock, the Investor shall exchange all of its shares of Series B-1 Preferred Stock and Series B-2 Preferred Stock for shares of the Company's Series B Convertible Preferred Stock, par value $0.0001 per share (the "Series B Preferred Stock" and, together with the Series B-1 Preferred Stock and the Series B-2 Preferred Stock, the "Preferred Stock"), having the designation, preferences, rights (including with respect to conversion), privileges, powers, and terms and conditions, as specified in the form of the Series B Certificate of Designation attached hereto as Exhibit C (the "Series B Certificate of Designation", and together with the Series B-1 Certificate of Designation and the Series B-2 Certificate of Designation, the "Certificates of Designation");

WHEREAS, concurrently with the execution of this Agreement, and as a condition and inducement to the willingness of the Company to enter into this Agreement, the PSP Fund (as defined below) has executed and delivered an equity commitment letter, a copy of which is attached hereto as Exhibit D (the "Equity Commitment Letter");

WHEREAS, concurrently with the execution of this Agreement, one of the stockholders of the Company has entered into a voting agreement in the form attached hereto as Exhibit E (the "Voting Agreement"), dated as of the date hereof, with the Investor and the Company, pursuant to which, among other things, such Person has agreed to vote such stockholder's shares of Common Stock in favor of the Transactions;

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained in this Agreement, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

Article I

Definitions

Section 1.01          Definitions

(a)           As used in this Agreement (including the recitals hereto), the following terms shall have the following meanings:

"5% Beneficial Holding Requirement" means that the Investor Parties continue to beneficially own at all times shares of Preferred Stock and/or shares of Common Stock issued upon conversion of shares of Preferred Stock that represent, in the aggregate and on an as-converted basis, at least 5% of the total number of shares of Common Stock then outstanding (on an "as-converted basis"), it being understood that the exercise of the exchange rights set forth in Section 2.04 will not, in and of itself, cause the Investor Parties to cease to meet the continuity requirement set forth herein.

"10% Beneficial Holding Requirement" means that the Investor Parties continue to beneficially own at all times shares of Preferred Stock and/or shares of Common Stock issued upon conversion of shares of Preferred Stock that represent, in the aggregate and on an as-converted basis, at least 10% of the total number of shares of Common Stock then outstanding (on an "as-converted basis"), it being understood that the exercise of the exchange rights set forth in Section 2.04 will not, in and of itself, cause the Investor Parties to cease to meet the continuity requirement set forth herein.

"Acquired Shares" means, collectively, the Series B-1 Shares, and if and when issued, the Series B-2 Shares and Series B Shares.

"Activist Investor" means, as of any date, any Person identified on the most recently available "SharkWatch 50" list (or, if "SharkWatch 50" is no longer available, then the prevailing comparable list as reasonably determined by the Company), or any Person who, to the knowledge of the Investor, is an Affiliate of such Person.

"Affiliate" means, as to any Person, any other Person that, directly or indirectly, controls, or is controlled by, or is under common control with, such Person; provided, however, (i) that the Company and its Subsidiaries shall not be deemed to be Affiliates of any Investor Party or any of its Affiliates, and (ii) "portfolio companies" (as such term is customarily used in the private equity industry) of funds managed or advised by any Affiliate of any Investor Party shall not be considered to be Affiliates of any Investor Party or any of its Affiliates so long as such portfolio company (x) has not been directed by an Investor Party or any Investor Director Designee to carry out any act prohibited by this Agreement, including Section 5.10, and (y) has not received from an Investor Party or any Affiliate of an Investor Party or any Investor Director Designee, directly or indirectly, any Confidential Information; provided that, no portfolio company shall be deemed to have received Confidential Information solely by virtue of an Investor Party, an Affiliate of an Investor Party or any Investor Director Designee furnishing Confidential Information to a director, officer, manager, employee or advisor of Paine Schwartz Parents, LLC who is also a director, officer, manager, employee or advisor of such portfolio company (or other similarly situated dual-role individuals). For this purpose, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise.

"Alternative Transaction" shall mean, in each case involving any Person other than the Investor, the PSP Fund or one of its Affiliates, any issuance, sale or other disposition, directly or indirectly of equity securities that rank senior to the Common Stock (or options, rights, or warrants to purchase, or securities (including debt securities) convertible into or exchangeable for, the Common Stock or equity securities that rank senior to the Common Stock).

"as-converted basis" means (i) with respect to the outstanding shares of Common Stock as of any date, all outstanding shares of Common Stock calculated on a basis in which all shares of Common Stock issuable upon conversion of the outstanding shares of Preferred Stock (at the Conversion Price in effect on such date as set forth in the applicable Certificate of Designation) are assumed to be outstanding as of such date and (ii) with respect to any outstanding shares of Preferred Stock as of any date, the number of shares of Common Stock issuable upon conversion of such shares of Preferred Stock on such date (at the Conversion Price in effect on such date as set forth in the applicable Certificate of Designation).

"Back Leverage" means the (a) incurrence of indebtedness by the Investor (or an Affiliate thereof) to (i) finance a portion of its purchase of the Preferred Stock, (ii) finance a return of capital with respect to its investment in the Preferred Stock, or (iii) refinance or replace indebtedness described in this clause (a), and (b) granting of Liens by the Investor to secure payment of such indebtedness, including on the Preferred Stock and any shares of Common Stock held by the Investor Parties.

"beneficially own", "beneficial ownership of", or "beneficially owning" any securities shall have the meaning set forth in Rule 13d-3 of the rules and regulations under the Exchange Act.

"Board" means the Board of Directors of the Company.

"Business Day" means any day except a Saturday, a Sunday or other day on which the SEC or banks in the City of New York are authorized or required by Law to be closed.

"Change of Control" shall have the meaning set forth in each of the Certificates of Designation.

"Code" means the United States Internal Revenue Code of 1986, as amended.

"Common Stock" means the voting common stock, par value $0.0001 per share, of the Company.

"Company Charter Documents" means the Company's certificate of incorporation and bylaws, each as amended to the date of this Agreement.

"Company ESPP" means the AgroFresh Solutions 2019 Employee Stock Purchase Plan.

"Company Lease" means all leases, subleases, licenses, concessions and other agreements (written or oral) pursuant to which the Company or any Subsidiary holds any Leased Real Property, including the right to all security deposits and other amounts and instruments deposited by or on behalf of the Company or any Subsidiary thereunder.

"Company Phantom Award" means a phantom stock award of the Company subject to time-based vesting conditions.

"Company Plan" means each "employee benefit plan" (as defined in Section 3(3) of ERISA, whether or not subject to ERISA) and any other benefit or compensation plan, policy, program, contract, agreement or arrangement, in each case that is sponsored, maintained or contributed to by the Company or any of its Subsidiaries or to which the Company or any of its Subsidiaries contributes or is obligated to contribute to, or has or may have any current or contingent liability or obligation, other than any plan, program, policy, agreement or arrangement sponsored and administered by a Governmental Authority.

"Company Restricted Share" means a share of Common Stock that is subject to forfeiture based on the failure to satisfy vesting conditions.

"Company RSU" means a restricted stock unit of the Company subject to both time-based and performance-based vesting conditions.

"Company SAR" means a stock appreciation right of the Company subject to time-based vesting conditions.

"Company Stock Option" means an option to purchase shares of Common Stock.

"Company Stock Plan" means the AgroFresh Solutions 2015 Incentive Compensation Plan, as amended, and any other plan, program, agreement or arrangement providing for the grant of equity-based awards to directors, officers, employees or other service providers of the Company or any of the Company's Subsidiaries.

"Company Stockholder Approval" shall mean the affirmative vote (in person or by proxy) of the holders of a majority of the shares of Common Stock cast at the stockholders meeting for the approval of the issuance of shares of Common Stock upon the conversion of all of the Preferred Stock following each Closing (which vote shall satisfy NASDAQ Rule 5635).

"Company Warrant" means a warrant entitling the holder thereof to purchase the number of shares of Common Stock per warrant as set forth therein.

"Competitor" means any Person primarily engaged in any of the specific lines of business set forth on Section 1.01(a) of the Company Disclosure Letter.

"Confidentiality Agreement" means that certain confidentiality agreement by and between Paine Schwartz Partners LLC and the Company, dated as of December 12, 2019, as may be amended from time to time in accordance with its terms.

"Conversion Price" has the meaning set forth in the applicable Certificate of Designation.

"Credit Facility" means the credit agreement dated July 31, 2015 (as amended on January 31, 2019 and December 23, 2019) by and among the Company, as borrower, Bank of Montreal, as administrative agent and collateral agent, and the lenders party thereto, as amended, restated, supplemented or otherwise modified from time to time in accordance herewith.

"Decco Litigation Matter" means that certain litigation matter captioned as AgroFresh Inc. v. Essentiv LLC, 16-cv-662, U.S. District Court, District of Delaware (Wilmington).

"DGCL" means the Delaware General Corporation Law, as amended, supplemented or restated from time to time.

"Environmental Laws" means all Laws relating to human health and safety or pollution or protection of the environment, including all Laws relating to the design, production, sale, installation, distribution, labeling, marketing, manufacture, handling, treatment, storage, or disposal of, or exposure of any Person to, Hazardous Substances or products containing Hazardous Substances.

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

"Event of Material Underperformance" means that, as of the end of any given fiscal quarter beginning with the fiscal quarter ending September 30, 2020, the Adjusted EBITDA (as such term will be defined in the Post-Closing Credit Facility) of the Company and its Subsidiaries for the trailing twelve month period is less than 85% of the forecasted Adjusted EBITDA for such twelve month period that is (a) presented in the performance forecasts that are provided to the underwriters (or lenders or arrangers) in connection with underwriting the Post-Closing Credit Facility (which performance forecasts will be appended as Schedule I hereto on the date of the closing of the Post-Closing Credit Facility) and (b) as agreed upon by the Investor (whose consent shall not be unreasonably withheld, delayed or conditioned).

"Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

"Fair Market Value" means, with respect to any security or other property, the fair market value of such security or other property as reasonably determined in good faith by a majority of the Board, or an authorized committee thereof.

"FATA" means the Australian Foreign Acquisitions and Takeovers Act 1975 (Cth).

"FIRB Approval" will be deemed to have been obtained upon the earlier of the Treasurer of the Commonwealth of Australia (or his or her delegate) (a) providing written notice that there are no objections under the FATA to the acquisition by the Investor or any permitted transferee thereof of Series B-2 Shares and Series B Shares contemplated by this Agreement, either on an unconditional basis or subject only to such conditions acceptable to the Investor, acting reasonably: or (b) becoming precluded by passage of time from making any order or decision under Division 2 of Part 3 of the FATA in respect of the acquisition by the Investor of Series B-2 Shares and Series B Shares contemplated by this Agreement.

"FIRB Prohibition" means the issuance of an order or decision made by the Treasurer of the Commonwealth of Australia (or his or her delegate) under Division 2 of Part 3 of the FATA in respect of the acquisition by the Investor or any permitted transferee thereof of Series B-2 Shares and Series B Shares contemplated by this Agreement.

"Fraud" means actual, not constructive, common law fraud (under the laws of the State of Delaware) in the making of the representations and warranties expressly given in this Agreement.

"GAAP" means generally accepted accounting principles in the United States, consistently applied.

"Governmental Authority" means any government, court, regulatory or administrative agency, commission, arbitrator (public or private) or authority or other legislative, executive or judicial governmental entity (in each case including any self-regulatory organization), whether federal, state or local, domestic, foreign or multinational.

"Hazardous Substances" means any substance, waste, or material that is listed, defined, designated, or regulated as hazardous, toxic, or a pollutant by, or otherwise for which liability or standards of conduct may be imposed under, any Environmental Law, including petroleum or any fraction thereof, asbestos, pesticides, herbicides, radiation or radioactive materials, polychlorinated biphenyls, lead-containing products, per and polyfluoroalkyl substances, and mold or microbial matter.

"HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

"Indebtedness" means, with respect to the Company and its Subsidiaries on a consolidated basis, without duplication: (a) indebtedness for borrowed money; (b) obligations evidenced by bonds, notes, debentures or other similar instruments or, in each case and only to the extent drawn by the counterparty thereto, letters of credit or performance bonds; (c) any amount outstanding under the Credit Facility; (d) accrued and unpaid interest, if any, on and all make-whole amounts, prepayment penalties, breakage fees and other exit fees paid or payable in the event that any of the foregoing is to be repaid or otherwise discharged; (e) any obligations for deferred or unpaid purchase price of property, goods or services (which shall not include (i) trade payables and (ii) accrued expenses, in each case incurred in the ordinary course of business), (f) any lease obligations required to be classified as capitalized lease obligations under GAAP; (g) interest rate, currency and financial market swaps, options, forward contracts, caps and any other such hedging or derivatives arrangements that will be payable upon termination or settlement thereof (assuming they were terminated or settled on the First Closing Date); (h) amounts owing as deferred purchase price for the acquisition of assets, property, services, or a business (including all earn-outs, contingent consideration, seller financing obligations and purchase price adjustments); (i) obligations with respect to outstanding severance amounts and outstanding deferred compensation arrangements (in each case, including the employer portion of any employment, withholding, payroll, social security, unemployment or similar Taxes that are imposed on such amounts (whether or not such Taxes have been deferred)), (j) the amount of the unfunded portion of any pension obligations determined based on actuarial assumptions used for funding purposes in the most recent actuarial report prepared by the Company's actuary with respect to such plans, and (k) all guarantees of the obligations of other Persons described in the immediately precedent clauses (a) through (j).

"Intellectual Property" means all intellectual property rights of any type in any jurisdiction throughout the world, including any (a) trademarks, service marks, trade names, Internet domain names or logos, (b) utility models and industrial designs, patents (including any continuations, divisionals, continuations-in-part, provisionals, renewals, reissues, and re-examinations), (c) copyrights and copyrightable works, (d) rights in computer software (including source code and object code) data, databases, compilations, algorithms, interfaces, firmware, development tools, templates, menus, and all documentation thereof ("Software"), (e) trade secrets and confidential information, and know-how, technology, and inventions (whether patentable or not) (together with all goodwill associated therewith and including any registrations or applications for registration of any of the foregoing (a) through (e)).

"Investor Director" means a member of the Board who was elected to the Board as an Investor Director Designee.

"Investor Director Designee" means (i) each Initial Investor Director Designee and (ii) each Additional Investor Director Designee. For the avoidance of doubt, the Initial Investor Director Designees shall be considered Investor Director Designees for all purposes of this Agreement.

"Investor Material Adverse Effect" means any effect, change, event or occurrence that would reasonably be expected to, individually or in the aggregate, prevent or materially delay or impair the consummation by the Investor of any of the Transactions on a timely basis.

"Investor Parties" means the Investor and each Affiliate of the Investor to whom shares of Preferred Stock or Common Stock are transferred pursuant to Section 5.11(b)(i).

"IRS" means the United States Internal Revenue Service.

"Junior Securities" shall have the meaning set forth in the applicable Certificate of Designation.

"Knowledge" means, with respect to the Company, the actual knowledge of the individuals listed on Exhibit F with respect to matters within such individual's functional responsibilities with the Company, in each case after reasonable inquiry.

"Leased Real Property" means all right, title and interest of the Company and its Subsidiaries to any leasehold interests in any Real Property, together with all buildings, structures, improvements and fixtures thereon.

"Liens" means liens, encumbrances, mortgages, charges, claims, restrictions, pledges, security interests, title defects, easements, rights-of-way, covenants, encroachments or other adverse claims of any kind with respect to a property or asset.

"Material Adverse Effect" means any effect, change, event or occurrence that has a material adverse effect on (x) the business, results of operations, assets, liabilities or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole or (y) the ability of the Company to consummate the Transaction on a timely basis; provided, however, that, for purposes of clause (x) above, none of the following, and no effect, change, event or occurrence arising out of, or resulting from, the following, shall constitute or be taken into account in determining whether a Material Adverse Effect has occurred or would reasonably be expected to occur: any effect, change, event or occurrence (A) generally affecting (1) the industry in which the Company and its Subsidiaries operate or (2) the economy, credit or financial or capital markets, in the United States or elsewhere in the world, including changes in interest or exchange rates, or (B) to the extent arising out of, resulting from or attributable to (1) changes in Law or in GAAP or in accounting standards, or any changes in the interpretation or enforcement of any of the foregoing, or any changes in general legal, regulatory or political conditions, in each case occurring after the date hereof, (2) the public Announcement of this Agreement, the Transaction Documents or the consummation of the Transactions (provided that this sub-clause (2) shall not apply to any representation or warranty to the extent the purpose of such representation or warranty is to address the consequences resulting from the execution and delivery of this Agreement and the consummation of the Transactions), (3) acts of war (whether or not declared), sabotage or terrorism, or any escalation or worsening of any such acts of war (whether or not declared), sabotage or terrorism, (4) volcanoes, tsunamis, earthquakes, hurricanes, tornados or other natural disasters, (5) any epidemic, pandemic or disease outbreak (including the COVID-19 virus), (6) any action taken by the Company or its Subsidiaries (a) that is expressly required by this Agreement or the Transaction Documents or to consummate the Transactions, (b) with the Investor's express written consent, or (c) or at the Investor's express written request, (7) any decline in the market price, or change in trading volume, of the capital stock of the Company (it being understood that this clause (7) shall not prevent a determination that the underlying cause of any such change or decline is a Material Adverse Effect), or (8) any failure to meet any internal or public projections, forecasts, guidance, estimates, milestones, budgets or internal or published financial or operating predictions of revenue, earnings, cash flow or cash position (it being understood that this clause (8) shall not prevent a determination that the underlying cause of any such failure is a Material Adverse Effect); provided further, however, that any effect, change, event or occurrence referred to in clause (A) or clause (B)(1), (3), (4) or (5) may be taken into account in determining whether there has been, or would reasonably be expected to be, individually or in the aggregate, a Material Adverse Effect to the extent such effect, change, event or occurrence has a disproportionate adverse effect on the business, results of operations, assets or financial condition of the Company and its Subsidiaries, taken as a whole, as compared to other participants in the industry in which the Company and its Subsidiaries operate.

"Material Contract" means any Contract between the Company or any of its Subsidiaries and any of the top ten (10) customers and suppliers of the Company or any of its Subsidiaries, determined based on the aggregate amounts paid to, or received by, the Company or any of its Subsidiaries in the year ended December 31, 2019.

"NASDAQ" means the Nasdaq Stock Market LLC.

"Non-Voting Common Stock" means the non-voting common stock, par value $0.0001 per share, of the Company.

"Ownership Limitation" has the meaning set forth in the Series B-1 Certificate of Designation.

"Parity Stock" means any class or series of capital stock that ranks on a parity basis with any series of the Preferred Stock as to dividend rights, rights of redemption and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company. "Parity Stock" shall include any rights, options or warrants exercisable or exchangeable for or convertible into Parity Stock.

"Permitted Liens" means (i) statutory Liens for Taxes not yet due and payable, for which reserves have been established in accordance with GAAP (if required by GAAP), (ii) mechanics, carriers', workmen's, repairmen's or other like liens arising or incurred in the ordinary course of business consistent with past practice or amounts that are not delinquent and which are not, individually or in the aggregate, material to the business of the Company and its Subsidiaries, taken as a whole, (iii) easements, rights of way, zoning ordinances and other similar encumbrances affecting Real Property which are not, individually or in the aggregate, material to the business of the Company and its

Subsidiaries, taken as a whole, and (iv) liens arising under original purchase price conditional sales contracts and equipment leases with third parties entered into in the ordinary course of business consistent with past practice which are not, individually or in the aggregate, material to the business of the Company and its Subsidiaries, taken as a whole.

"Permitted Transferee" means, with respect to any Person, (i) any Affiliate of such Person, or (ii) with respect to any Person that is an investment fund, vehicle or similar entity, (x) any other investment fund, vehicle or similar entity of which such Person or an Affiliate, advisor or manager of such Person serves as the general partner, manager or advisor and (y) any direct or indirect limited partner or investor in such investment fund, vehicle or similar entity or any direct or indirect limited partner or investor in any other investment fund, vehicle or similar entity of which such Person or an Affiliate, advisor or manager of such Person serves as the general partner, manager or advisor; provided, however, that in no event shall any "portfolio companies" (as such term is customarily used in the private equity industry) of any holder of shares of Preferred Stock or Common Stock or any entity that is controlled by a "portfolio company" of a holder of shares of Preferred Stock or Common Stock constitute a Permitted Transferee.

"Person" means an individual, corporation, limited liability company, partnership, joint venture, association, trust, unincorporated organization or any other entity, including a Governmental Authority.

"PSP Fund" means Paine Schwartz Food Chain Fund V, L.P.

"Registration Rights Agreement" means that certain Registration Rights Agreement to be entered into by the Company and the Investor, the form of which is set forth as Exhibit F hereto.

"Representatives" means, with respect to any Person, its officers, directors, principals, partners, managers, members, employees, consultants, agents, financial advisors, investment bankers, attorneys, accountants, other advisors and other representatives.

"Rule 144" means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such rule.

"SEC" means the Securities and Exchange Commission.

"Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

"Senior Stock" means any class or series of capital stock that ranks senior to any series of the Preferred Stock and has preference or priority over the Preferred Stock as to dividend rights, rights of redemption or rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the

Company. "Senior Stock" shall include any rights, options or warrants exercisable or exchangeable for or convertible into Senior Stock.

"Specified Competitor" means (a) the Persons set forth on Section 1.01(b) of the Company Disclosure Letter and (b) any Person identified as a competitor of the Company in the most recent Annual Report on Form 10-K filed by the Company preceding the date of determination.

"Standstill Period" means the period from and after the First Closing Date until the later of (a) the date on which no Investor Director is serving on the Board (and as of such time the Investor Parties no longer have rights pursuant to this Agreement to designate an Investor Director Designee or otherwise has unconditionally and irrevocably waived in a writing delivered to the Company its rights to nominate an Investor Director Designee) and (b) the date which is 18 months following the First Closing Date; provided that the Standstill Period shall immediately terminate and expire (and the restrictions of Section 5.10 shall cease to apply and shall be of no further force and effect) at the earliest of: (i) the Company entering into a definitive written agreement with a third party to consummate a Change of Control or (ii) the commencement by a third party of a tender offer or exchange offer for a majority of the Common Stock (whether or not recommended by, or approved by, the Board).

"Subsidiary", when used with respect to any Person, means any corporation, limited liability company, partnership, association, trust or other entity of which (x) securities or other ownership interests representing more than 50% of the ordinary voting power (or, in the case of a partnership, more than 50% of the general partnership interests) or (y) sufficient voting rights to elect at least a majority of the board of directors or other governing body are, as of such date, owned by such Person or one or more Subsidiaries of such Person.

"Tax" means any and all United States federal, state, local or non-United States taxes, fees, levies, duties, tariffs, imposts, and other similar charges imposed by any Governmental Authority, including taxes or other charges on or with respect to income, franchises, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, social security, workers' compensation, unemployment compensation or net worth; taxes or other charges in the nature of excise, withholding, ad valorem, stamp, transfer, value added or gains taxes; license, registration and documentation fees; and customs duties, tariffs and similar charges, in each case together with any interest or penalty, in addition to tax or additional amount imposed by any Governmental Authority.

"Tax Return" means any returns, reports, claims for refund, declarations of estimated Taxes and information statements with respect to Taxes, including any schedule or attachment thereto or any amendment thereof, filed or required to be filed with any Governmental Authority, including consolidated, combined and unitary tax returns.

"Taxing Authority" means any Governmental Authority having jurisdiction over the assessment, determination, collection or imposition of any Tax (including the IRS).

"Third Party" shall mean a Person other than the Investor, the PSP Fund or any of its Permitted Transferees.

"Transaction Documents" means this Agreement, the Equity Commitment Letter, the Registration Rights Agreement, the Voting Agreement and all other documents, certificates or agreements executed in connection with the Transactions contemplated by this Agreement, each of the Certificates of Designation and the Registration Rights Agreement.

"Transactions" means the transactions expressly contemplated by this Agreement and the other Transaction Documents, including the issuance of each series of Preferred Stock.

"Transfer" by any Person means, directly or indirectly, to sell, transfer, assign, pledge, encumber, hypothecate or otherwise dispose of or transfer (by the operation of law or otherwise), or to enter into any contract, option or other arrangement, agreement or understanding with respect to the sale, transfer, assignment, pledge, encumbrance, hypothecation or other disposition or transfer (by the operation of law or otherwise), of any voting interest in any equity securities beneficially owned by such Person; provided, however, that, notwithstanding anything to the contrary in this Agreement, a Transfer shall not include (i) the conversion of one or more shares of Preferred Stock into shares of Common Stock pursuant to any Certificate of Designation, (ii) the redemption or other acquisition of Common Stock or Preferred Stock by the Company, (iii) the exchange of any series of Preferred Stock for another series of Preferred Stock or (iv) the sale, disposition or transfer of any equity interests in the Investor (or any direct or indirect parent entity of the Investor).

(b)            In addition to the terms defined in Section 1.01(a), the following terms have the meanings assigned thereto in the Sections set forth below:

Term	Section
Action	3.07
Additional Investor Director Designee	5.13(a)
Agreement	Preamble
Announcement	5.07
Anti-Corruption Laws	3.08(b)
Balance Sheet Date	3.05(c)
Bankruptcy and Equity Exception	3.03(a)
Capitalization Date	3.02(a)
Certificates of Designation	Recitals
Closings	2.04(c)
Company	Preamble
Company Board Recommendation	3.03(b)

Term	Section
Company Disclosure Letter	Article III
Company Preferred Stock	3.02(a)
Company SEC Documents	3.05(a)
Company Securities	3.02(b)
Company Stockholders' Meeting	5.04(b)
Confidential Information	5.08
Contract	3.03(c)
Covered Persons	5.13(i)
D&O Insurance	5.13(h)
DOJ	5.02(c)
Equity Commitment Letter	Recitals
Exchange Closing	2.04(c)
Excluded Stock	5.18(a)
Filed SEC Documents	Article III
Financing	4.04
First Closing	2.02(a)
First Closing Date	2.02(a)
FTC	5.02(c)
Fundamental Representations	6.03(a)
HSR Form	5.02(b)
Initial Investor Director Designee	5.13(a)
Investor	Preamble
Judgments	3.07
Laws	3.08(a)
Non-Recourse Parties	8.13
OFAC	3.08(b)
Owned Real Property	3.19
Participation Portion	5.18(b)(ii)
Permits	3.08(a)
Preferred Stock	Recitals
Proposed Securities	5.18(b)(i)
Proxy Statement	5.04(a)
PSP Transaction Fee Amount	8.11
Purchase Price	2.01(a)
Real Property	3.19
Refinancing Transactions	5.15
Restraints	6.01(a)
Restricted Issuance Information	5.18(b)(ii)
Restricted Period	5.11(a)
Sanctions	3.08(a)
Second Closing	2.03(a)
Second Closing Date	2.03(a)
Second Closing Terminated Provisions	7.03
Series B Certificate of Designation	Recitals

Term	Section
Series B-2 Certificate of Designation	Recitals
Series B-1 Certificate of Designation	Recitals
Series B Shares	2.04(a)
Series B-1 Shares	2.01(a)
Series B-2 Shares	2.01(b)
Systems	3.21
Termination Date	7.01(b)
Triggering Event	5.13(a)
Voting Agreement	Recitals

Article II

Purchase and Sale

Section 2.01	Purchase and Sale.

(a)            On the terms of this Agreement and subject to the satisfaction (or, to the extent permitted by applicable Law, waiver by the party entitled to the benefit thereof) of the conditions set forth in Section 6.01, Section 6.02 and Section 6.03, at the First Closing, the Investor shall purchase and acquire from the Company an aggregate of 150,000 shares of Series B-1 Preferred Stock, and the Company shall issue, sell and deliver to the Investor, the shares of Series B-1 Preferred Stock (the "Series B-1 Shares") for a purchase price per Series B-1 Share equal to $1,000.00 and an aggregate purchase price of $150,000,000 (such aggregate purchase price, the "Purchase Price"), to be paid in full to the Company on the Closing Date.

(b)            On the terms of this Agreement and subject to the satisfaction of the conditions set forth in Section 6.04 and, unless waived by the Investor, the receipt of the Company Stockholder Approval, at the Second Closing, the Investor shall automatically acquire, with no further action required, from the Company one share of Series B-2 Preferred Stock in respect of each share of Series B-1 Stock held by the Investor as of immediately prior to the Second Closing, and the Company shall automatically issue, with no further action required, and deliver to the Investor, such number of shares of Series B-2 Preferred Stock (the "Series B-2 Shares") for no additional consideration. This Section 2.01(b) and Section 2.03 will not bind the parties unless and until the FIRB Approval is received, at which time it shall become automatically binding and enforceable.

Section 2.02	First Closing.

(a)            On the terms of this Agreement, and subject to the conditions set forth herein, the closing of the sale and purchase of the Series B-1 Shares (the "First Closing") shall take place remotely via the exchange of documents and signature pages and shall occur at 10:00 a.m. (New York City time) on the first Business Day after all of the conditions to the First Closing set forth in Section 6.01, Section 6.02 and Section 6.03 have been satisfied or, to the extent permitted by applicable Law, waived by the party entitled to the benefit thereof (other than those conditions that by their nature are to be satisfied at the First Closing, but subject to the satisfaction or waiver of those conditions at such time), or at such other time and date as shall be agreed between the Company and the Investor (the date on which the First Closing occurs, the "First Closing Date").

(b)            At the First Closing:

(i)            the Company shall deliver to the Investor (1) evidence of the issuance of the Series B-1 Shares in book-entry form (or, at the Investor's election, physical share certificates representing the Series B-1 Shares) and (2) the Registration Rights Agreement, duly executed by the Company; and

(ii)           the Investor shall (1) pay the Purchase Price less the PSP Transaction Fee Amount to the Company, by wire transfer in immediately available U.S. federal funds, to the account designated by the Company in writing and (2) deliver to the Company the Registration Rights Agreement, duly executed by the Investor.

Section 2.03	Second Closing.

(a)            On the terms of this Agreement, and subject to the conditions set forth herein, the closing of the acquisition of the Series B-2 Shares (the "Second Closing") shall take place remotely via the exchange of documents and signature pages and shall occur at 10:00 a.m. (New York City time) on the third Business Day after the satisfaction of the conditions to the Second Closing set forth in Section 6.04, and, unless waived by the Investor, the receipt of the Company Stockholder Approval, or at such other place, time and date as shall be agreed between the Company and the Investor (but subject in any event to the satisfaction of all of the conditions to the Second Closing set forth in Section 6.04 of this Agreement). The date on which the Second Closing occurs is referred to herein as the "Second Closing Date".

(b)            At the Second Closing, the Company shall deliver to the Investor evidence of the issuance of the Series B-2 Shares in book-entry form (or, at the Investor's election, physical share certificates representing the Series B-2 Shares).

Section 2.04	Series B Exchange.

(a)            Series B Exchange. Promptly (and in any event within five Business Days) following the Second Closing Date and the issuance of the Series B-2 Shares, the Investor will, by written notice to the Company, exchange all of the outstanding Series B-1 Shares and Series B-2 Shares held by the Investor into a number of shares of Series B Preferred Stock (the "Series B Shares") equal to (i) the sum of (x) the number of Series B-1 Shares being exchanged plus (y) the number of Series B-2 Shares being exchanged, divided by (ii) two. The Series B Shares shall be issued with an amount of aggregate and accumulated unpaid dividends thereon equal to the aggregate and unpaid dividends, if any, on the Series B-1 Shares which were exchanged therefor.

(b)            Procedures for Exchange. In order to effectuate the exchange of Series B-1 Shares and Series B-2 Shares pursuant to this Section 2.04, the Investor will,

promptly (and in any event within five Business Days) following the Second Closing Date and issuance of the Series B-2 Shares, (i) submit a written notice to the Company that the Investor elects to exchange the Series B-1 Shares and Series B-2 Shares and, if applicable, (ii) surrender, along with such written notice, to the Company the certificate or certificates, if any, representing the Series B-1 Shares and Series B-2 Shares being exchanged, duly assigned or endorsed for transfer to the Company (or accompanied by duly executed stock powers relating thereto) or, in the event such certificate or certificates are lost, stolen or missing, accompanied by an affidavit of loss executed by the holder. The exchange of such Series B-1 Shares and Series B-2 Shares hereunder shall be deemed effective as of the date of submission of such written notice and surrender of such Series B-1 Share and Series B-2 Share certificates, if any, or delivery of such affidavit of loss, if applicable. Upon the receipt by the Company of a written notice and the surrender of such certificate(s) and accompanying materials (if any), the Company shall as promptly as practicable (but in any event within two days thereafter) deliver to the Investor evidence of the issuance of the number of Series B Shares to which the Investor is entitled in connection with the exchange of the applicable Series B-1 Shares and Series B-2 Shares as calculated pursuant to Section 2.04(a), in book-entry form (or, at the Investor's election, physical share certificates representing such Series B Shares). All Series B Shares issued hereunder by the Company shall be duly and validly issued, fully paid and non-assessable, free and clear of all taxes, liens, charges and encumbrances with respect to the issuance thereof.

(c)            Effect of Exchange. All Series B-1 Shares and Series B-2 Shares exchanged as provided in this Section 2.04 shall no longer be deemed outstanding as of the Exchange Closing and all rights with respect to such Series B-1 Shares and Series B-2 Shares shall immediately cease and terminate as of such time, other than the right of the Investor to receive the Series B Shares. The "Exchange Closing" means the date on which the Investor complies with the procedures set forth in the first sentence of Section 2.04(b) (including the submission of the written notice to the Company of its election to exchange). The First Closing, Second Closing and Exchange Closing are collectively referred to herein as the "Closings".

(d)            No Charge or Payment. The issuance of certificates (if any) for Series B Shares upon exchange of Series B-1 Shares and Series B-2 Shares pursuant to this Section 2.04 shall be made without payment of additional consideration by, or other charge, cost or tax to, the Investor in respect thereof.

(e)            Reissuance of Preferred Stock. Series B-1 Shares and Series B-2 Shares that have been issued and reacquired by the Company in connection with the exchange transactions set forth in this Section 2.04 shall (upon compliance with any applicable provisions of the laws of Delaware) have the status of authorized but unissued shares of Preferred Stock of the Company undesignated as to series and may be designated or re-designated and issued or reissued, as the case may be, as part of any series of preferred stock of the Company, provided that (i) any issuance of preferred shares must be in compliance with the terms hereof and the applicable Certificates of Designation and (ii) in no event will any Series B-1 Preferred Stock or Series B-2 Preferred Stock be issued after the Exchange Closing without the prior written consent of the Investor.

Article III

Representations and Warranties of the Company

The Company represents and warrants to the Investor as of the date hereof and as of the First Closing (except to the extent made only as of a specified date, in which case such representation and warranty is made as of such date) that, except as (A) set forth in the confidential disclosure letter delivered by the Company to the Investor prior to the execution of this Agreement (the "Company Disclosure Letter") (it being understood that any information, item or matter set forth on one section or subsection of the Company Disclosure Letter shall only be deemed disclosed with respect to, and shall only be deemed to apply to and qualify, the section or subsection of this Agreement to which it corresponds in number and each other section or subsection of this Agreement to the extent that it is reasonably apparent on the face of such disclosure that such information, item or matter is relevant to such other section or subsection) or (B) disclosed in any report, schedule, form, statement or other document (including exhibits) filed with, or furnished to, the SEC and publicly available after January 1, 2019 and prior to the date hereof (the "Filed SEC Documents"), other than any disclosures in any such Filed SEC Document contained in the "Risk Factors" section thereof or any forward-looking statements within the meaning of the Securities Act or the Exchange Act thereof (it being acknowledged that nothing disclosed in the Filed SEC Documents shall be deemed to qualify or modify the representations and warranties set forth in Sections 3.01, 3.02, 3.03(a), 3.11 and 3.12):

Section 3.01	Organization; Standing.

(a)            The Company is a corporation duly organized and validly existing and in good standing under the Laws of the State of Delaware and has all requisite corporate power and corporate authority necessary to carry on its business as it is now being conducted, except (other than with respect to the Company's due organization and valid existence) as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company is duly licensed or qualified to do business and is in good standing (where such concept is recognized under applicable Law) in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed, qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. True and complete copies of the Company Charter Documents are included in the Filed SEC Documents.

(b)            Each of the Company's Subsidiaries is duly organized, validly existing and in good standing (where such concept is recognized under applicable Law) under the Laws of the jurisdiction of its organization, except where the failure to be so organized, existing and in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 3.02	Capitalization.

(a)            The authorized capital stock of the Company consists of 400,000,000 shares of Common Stock, 100,000,000 shares of Non-Voting Common Stock and 1,000,000 shares of preferred stock, par value $0.0001 per share (the "Company Preferred Stock"). At the close of business on June 9, 2020 (the "Capitalization Date"), (i) 52,054,437 shares of Common Stock were issued and outstanding, (ii) 4,956,680 shares of Common Stock were reserved and available for issuance pursuant to the Company Stock Plan, (iii) 802,320 shares of Common Stock were subject to outstanding Company Stock Options, (iv) 1,283,128 Company Restricted Shares were issued and outstanding, (v) 83,875 shares of Common Stock were underlying Company SARs, (vi) 1,373,377 Company RSUs were outstanding pursuant to which a maximum of 2,388,294 shares of Common Stock could be issued (assuming maximum achievement of all applicable performance conditions), (vii) 383,482 shares of Common Stock were underlying Company Phantom Awards, (viii) 15,983,072 shares of Common Stock could be issued upon exercise of outstanding Company Warrants, (ix) 500,000 shares of Common Stock were reserved for issuance pursuant to the Company ESPP and aggregate contribution of $168,463 were received by the Company for the current offering period pursuant to the Company ESPP, (x) no shares of Non-Voting Common Stock were issued or outstanding and (xi) one share of Company Preferred Stock was issued and outstanding.

(b)            Except as described in this Section 3.02, as of the Capitalization Date, there were (i) no outstanding shares of capital stock of, or other equity or voting interests in, the Company, (ii) no outstanding securities convertible into or exchangeable for shares of capital stock of, or other equity or voting interests in, the Company, (iii) no outstanding options, warrants, rights or other commitments or agreements to acquire from the Company or any Subsidiary, or that obligate the Company or any Subsidiary to issue, any capital stock of, or other equity or voting interests (or voting debt) in, or any securities convertible into or exchangeable for shares of capital stock of, or other equity or voting interests in, the Company, (iv) no obligations of the Company or any Subsidiary to grant, extend or enter into any subscription, warrant, right, debt, convertible or exchangeable security or other similar agreement or commitment relating to any capital stock of, or other equity or voting interests in, the Company (the items in clauses (i), (ii), (iii) and (iv) being referred to collectively as "Company Securities") and (v) no other obligations by the Company or any of its Subsidiaries to make any payments based on the price or value of any Company Securities, including any phantom equity or stock appreciation rights.

(c)            As of the date of this Agreement, except for the Voting Agreement, (i) there are no outstanding agreements of any kind which obligate the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any Company Securities, or obligate the Company to grant, extend or enter into any such agreements relating to any Company Securities, including any agreements granting any preemptive rights, subscription rights, anti-dilutive rights, rights of first refusal or similar rights with respect to any Company Securities, (ii) none of the Company or any Subsidiary of the Company is a party to any stockholders' agreement, voting trust agreement, registration rights agreement or other similar agreement or understanding relating to any Company Securities or any other agreement relating to the disposition, voting or dividends with respect to any

Company Securities, (iii) all outstanding shares of Common Stock and Company Preferred Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights.

(d)            The Acquired Shares and the shares of Common Stock issuable upon conversion of the Acquired Shares will be, when issued, duly authorized and validly issued, fully paid and nonassessable and issued in compliance with all applicable federal and state securities laws, and such shares will not be issued in violation of any purchase option, call option, preemptive right, resale right, subscription right, right of first refusal or similar right, and will be free and clear of all Liens, except restrictions imposed by the Securities Act and any applicable foreign and state securities Laws, Liens contemplated by the Transaction Documents and Section 5.11. The Acquired Shares, when issued, and the shares of Common Stock issuable upon conversion of the Acquired Shares, if and when issued, will have the terms and conditions and entitle the holders thereof to the rights set forth in the Company Charter Documents, as amended by the Certificates of Designation. The shares of Common Stock issuable upon conversion of the Acquired Shares have been duly reserved for such issuance.

(e)            Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, all of the outstanding shares of capital stock of, or other equity or voting interests in, each Subsidiary of the Company (except for directors' qualifying shares or the like) are owned directly or indirectly, beneficially and of record, by the Company free and clear of all Liens.

Section 3.03	Authority; Noncontravention.

(a)            Other than the Company Stockholder Approval, all corporate action on the part of the Company, its officers, directors, and shareholders necessary for the authorization, execution, and delivery of this Agreement and each Transaction Document, the performance of all obligations of the Company under this Agreement and each Transaction Document, and the authorization, issuance (or reservation for issuance), sale, and delivery of (i) the Acquired Shares being sold or issued hereunder, as applicable, and (ii) the shares of Common Stock issuable upon the conversion of the Preferred Stock has been taken, and this Agreement and each Transaction Document, assuming due authorization, execution and delivery by the Investor or any other party thereto, constitutes valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except that such enforceability (i) may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar Laws of general application affecting or relating to the enforcement of creditors' rights generally and (ii) is subject to general principles of equity, whether considered in a proceeding at Law or in equity (the "Bankruptcy and Equity Exception").

(b)            The Board has duly adopted resolutions (i) authorizing and approving the execution and delivery of this Agreement and the other Transaction Documents and the consummation of the Transactions, (ii) approving each of the Certificates of Designation and (iii) recommending that the holders of the Common Stock approve the issuance of shares of Common Stock upon the conversion of all of the

Preferred Stock (such recommendation, the "Company Board Recommendation"), which resolutions have not been subsequently rescinded, modified or withdrawn.

(c)            Neither the execution and delivery of this Agreement or the other Transaction Documents by the Company, nor the consummation by the Company of the Transactions, nor performance or compliance by the Company with any of the terms or provisions hereof or thereof, will (i) conflict with or violate any provision of the Company Charter Documents, (ii) conflict with or violate any provision of similar organizational documents of any of the Company's Subsidiaries or (iii) assuming that the authorizations, consents and approvals referred to in Section 3.04 are obtained prior to the First Closing Date, with respect to the sale and issuance of the Series B-1 Shares, and the Second Closing Date, with respect to the issuance of the Series B-2 Shares, as applicable, and the filings referred to in Section 3.04 are made and any waiting periods thereunder have terminated or expired prior to the First Closing Date, with respect to the sale and issuance of the Series B-1 Shares, and the Second Closing Date, with respect to the issuance of the Series B-2 Shares, as applicable, (x) violate any Law (subject, in the case of the rules of NASDAQ, with respect to the conversion of the Preferred Stock in excess of the Ownership Limitation, to the receipt of the Company Stockholder Approval and the FIRB Approval) or Judgment applicable to the Company or any of its Subsidiaries or (y) violate or constitute a default (or constitute an event which, with notice or lapse of time or both, would violate or constitute a default) or accelerate the performance required by the Company under any of the terms or provisions of any loan or credit agreement, indenture, debenture, note, bond, mortgage, deed of trust, lease, sublease, license, contract or other agreement (each, a "Contract") to which the Company or any of its Subsidiaries is a party or accelerate the Company's or, if applicable, any of its Subsidiaries' obligations under any such Contract, except, in the case of clauses (ii) or (iii), as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section	3.04 Governmental Approvals.

Except for (a) the filing of the Certificates of Designation with the Secretary of State of the State for Delaware, (b) filings required under, and compliance with other applicable requirements of the HSR Act, (c) filings with the SEC under the Securities Act and Exchange Act, (d) compliance with any applicable state securities or blue sky laws, (e) with respect to the rules of NASDAQ, with respect to the conversion of the Preferred Stock in excess of the Ownership Limitation, the receipt of the Company Stockholder Approval, and (f) the FIRB Approval, no consent or approval of or filing, license, Permit or authorization, declaration or registration with, or notice to any Governmental Authority or any stock market or stock exchange is necessary for the execution and delivery of this Agreement and the other Transaction Documents by the Company, the performance by the Company of its obligations hereunder and thereunder and the consummation by the Company of the Transactions, other than such other consents, approvals, filings, licenses, Permits or authorizations, declarations or registrations that, if not obtained, made or given, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 3.05	Company SEC Documents; Undisclosed Liabilities.

(a)            The Company has filed with the SEC, on a timely basis, all required reports, schedules, forms, statements and other documents required to be filed by the Company with the SEC pursuant to the Exchange Act since January 1, 2018 (collectively, the "Company SEC Documents"). As of their respective SEC filing dates, the Company SEC Documents complied in all material respects with the requirements of the Securities Act, the Exchange Act or the Sarbanes-Oxley Act of 2002 (and the regulations promulgated thereunder), as the case may be, applicable to such Company SEC Documents, and none of the Company SEC Documents as of such respective dates (or, if amended prior to the date hereof, the date of the filing of such amendment, with respect to the disclosures that are amended) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of the date hereof, (i) the Company is eligible to file a registration statement on Form S-3, (ii) none of the Company's Subsidiaries is required to file any documents with the SEC, (iii) there are no outstanding or unresolved comments in comment letters from the SEC staff with respect to any of the Company SEC Documents and (iv) to the Company's Knowledge, none of the Company SEC Documents is the subject of ongoing SEC review, outstanding SEC comment or outstanding SEC investigation. Each of the certifications and statements relating to the Company SEC Documents required by: (A) Rule 13a-14 or Rule 15d-14 under the Exchange Act; (B) 18 U.S.C. §1350 (Section 906 of the Sarbanes-Oxley Act); or (C) any other rule or regulation promulgated by the SEC or applicable to the Company SEC Documents is accurate and complete, and complies as to form and content in all material respects with all applicable Laws.

(b)            The consolidated financial statements of the Company (including all related notes or schedules) included or incorporated by reference in the Company SEC Documents (i) complied as to form, as of their respective dates of filing with the SEC, in all material respects with the published rules and regulations of the SEC with respect thereto, (ii) have been prepared in accordance with GAAP (except, in the case of unaudited quarterly statements, as permitted by Form 10-Q of the SEC or other rules and regulations of the SEC) applied on a consistent basis during the periods involved (except (i) as may be indicated in the notes thereto or (ii) as permitted by Regulation S-X), and (iii) fairly present in all material respects as of the dates thereof the consolidated financial position of the Company and its Subsidiaries and the consolidated results of their operations and cash flows for the periods shown (subject, in the case of unaudited quarterly financial statements, to normal year-end adjustments).

(c)            Neither the Company nor any of its Subsidiaries has any liabilities of any nature (whether accrued, absolute, contingent or otherwise) that would be required under GAAP, as in effect on the date hereof, to be reflected on a consolidated balance sheet of the Company (including the notes thereto) except liabilities (i) reflected or reserved against in the balance sheet (or the notes thereto) of the Company and its Subsidiaries as of December 31, 2019 (the "Balance Sheet Date") included in the Filed SEC Documents, (ii) incurred after the Balance Sheet Date in the ordinary course of business (other than any such liabilities related to any breach of Contract, violation of Law or tort), (iii) that have been discharged or paid prior to the date of this Agreement or (iv) as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(d)            The Company has established and maintains, and at all times since January 1, 2018 has maintained, disclosure controls and procedures and a system of internal controls over financial reporting (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a-15 under the Exchange Act) as required by Rule 13a-15 under the Exchange Act. Neither the Company nor, to the Knowledge of the Company, the Company's independent registered public accounting firm, has identified or been made aware of "material weaknesses" (as defined by the Public Company Accounting Oversight Board) in the design or operation of the Company's internal controls over and procedures relating to financial reporting which would reasonably be expected to adversely affect in any material respect the Company's ability to record, process, summarize and report financial data, in each case which has not been subsequently remediated. The Company is, and has been at all times since January 1, 2018, in compliance in all material respects with the applicable listing requirements and corporate governance rules and regulations of the NASDAQ.

    Section 3.06      Absence of Certain Changes. Since December 31, 2019 through the date of this Agreement there has not been any Material Adverse Effect.

    Section 3.07      Legal Proceedings. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, there is no (a) pending or, to the Knowledge of the Company, threatened legal or administrative proceeding, suit, audit, charge, claim, investigation, arbitration or action (an "Action") against the Company or any of its Subsidiaries or (b) outstanding order, judgment, injunction, ruling, writ or decree of any Governmental Authority ("Judgments") imposed upon the Company or any of its Subsidiaries, in each case, by or before any Governmental Authority.

Section 3.08	Compliance with Laws; Permits.

(a)            Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company and each of its Subsidiaries are and for the past three years have been, in compliance with all state or federal laws, common law, statutes, ordinances, codes, rules or regulations, orders, executive orders, judgments, injunctions, governmental guidelines or interpretations have the force of law, Permits, decrees, or other similar requirement enacted, adopted, promulgated, or applied by any Governmental Authority ("Laws") or Judgments, in each case, that are applicable to the Company or any of its Subsidiaries, including the General Data Protection Regulation (EU) 2016/679, the Privacy and Electronic Communications Directive (2002/58/EC), and any national legislation implementing or supplementing the foregoing in the European Union, to the extent applicable. The Company and each of its Subsidiaries hold all licenses, franchises, permits, certificates, approvals and authorizations from Governmental

Authorities ("Permits") necessary for the lawful conduct of their respective businesses, except where the failure to hold the same would not individually or in the aggregate, resonably be expected to have a Material Adverse Effect.

(b)            Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company, each of its Subsidiaries and each of their respective officers, directors and employees and, to the Knowledge of the Company, agents or other third party Representatives acting on behalf of any of them is, and for the past three years has been, in compliance with (i) the Foreign Corrupt Practices Act of 1977 and any rules and regulations promulgated thereunder, and any other Laws applicable to the Company and its Subsidiaries, in each country in which they operate, that address the prevention of corruption (the "Anti-Corruption Laws"), and have maintained accurate books and records and adopted and adhered to a system of policies, procedures, and internal controls as required by applicable Anti-Corruption Laws, (ii) all sanctions regulations, orders or other financial restrictions administered by the United States (including without limitation the Office of Foreign Assets Control of the United States Treasury Department ("OFAC")) and similar sanctions, Laws and regulations applicable to the Company or its Subsidiaries from time to time (collectively, "Sanctions") and has not to the Company's Knowledge transacted any business with or for the benefit of any Person designated on OFAC's list of Specially Designated Nationals and Blocked Persons that was not in compliance with such Sanctions, and (iii) all Laws applicable to the Company and its Subsidiaries relating to export, re-export, transfer, and import controls, including the Export Administration Regulations, the International Traffic in Arms Regulations, and the customs and import Laws administered by U.S. Customs and Border Protection.

(c)            Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, for the past three years, to the Knowledge of the Company, none of the Company or any Subsidiary or any of their respective directors, officers, employees or any Person acting on behalf of the Company or any Subsidiary has been the subject of any allegation, complaint, voluntary disclosure, investigation, inquiry, prosecution or other enforcement action related to any Anti-Corruption Laws, Sanctions, or applicable Laws related to export, re-export, transfer or import controls.

    Section 3.09       Contracts. Each Material Contract is valid, binding and enforceable on the Company and any of its Subsidiaries to the extent such Person is a party thereto, as applicable, and to the Knowledge of the Company, each other party thereto, and is in full force and effect, except where the failure to be valid, binding or in full force and effect, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect. The Company and each of its Subsidiaries, and, to the Knowledge of the Company, any other party thereto, is in compliance in all material respects with all Material Contracts and has performed all obligations required to be performed by it, except where such noncompliance, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect.

    Section 3.10      Tax Matters. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect: (a) the Company and each of its

Subsidiaries has prepared (or caused to be prepared) and timely filed (taking into account any applicable extensions of time within which to file) all Tax Returns required to be filed by any of them, and all such Tax Returns (taking into account all amendments thereto) are true, complete and accurate, (b) all Taxes owed by the Company and each of its Subsidiaries that are due (whether or not shown on any Tax Return) have been timely paid except for Taxes which are being contested in good faith by appropriate proceedings which have been adequately reserved against on the Company's consolidated financial statements in accordance with GAAP, (c) no proceeding, examination or audit of any Tax Return of the Company or any of its Subsidiaries or with respect to any Taxes paid by, due from or with respect to the Company or any of its Subsidiaries by any Taxing Authority is currently in progress or threatened in writing (or, to the Knowledge of the Company, otherwise), (d) none of the Company or any of its Subsidiaries has engaged in, or has any liability or obligation with respect to, any "reportable transaction" within the meaning of Treasury Regulations Section 1.6011-4 and (e) neither the Company nor any of its Subsidiaries has distributed stock of another Person, or has had its stock distributed by another Person, in a transaction that was or was purported or intended to be governed in whole or in part by Section 355 of 361 of the Code. The Company did not have any accumulated earnings and profits for U.S. federal income tax purposes ("E&P") as of December 31, 2019, or as of March 31, 2020.

Section 3.11         No Rights Agreement; Anti-Takeover Provisions. The Company is not party to a stockholder rights agreement, "poison pill" or similar anti-takeover agreement or plan. No other "business combination," "control share acquisition," "fair price," "moratorium" or other anti-takeover Laws apply or will apply to the Company as a result of this Agreement or the Transactions.

Section 3.12         Brokers and Other Advisors. Except for BMO Capital Markets, no broker, investment banker, financial advisor or other Person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission, or the reimbursement of expenses in connection therewith, in connection with the Transactions based upon arrangements made by or on behalf of the Company or any of its Subsidiaries.

Section 3.13         Employee Benefit Plans. Except for instances that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect: (i) each Company Plan has been established, operated, maintained and administered in accordance with its terms and in compliance with the applicable provisions of ERISA, the Code and other applicable Laws; (ii) no Company Plan subject to the Laws outside of the United States which covers individual service providers located outside of the United States has any unfunded or underfunded liabilities or obligations; and (iii) all contributions required to be made to any benefit or compensation plan or arrangement sponsored or maintained by a Governmental Authority have been timely made or, if not yet due, properly accrued in accordance with local accounting principles. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, no Company Plan is, and none of the Company or any of its Subsidiaries sponsors, maintains, contributes to (is required to contribute to), or has any current or contingent liability or obligation (including on account of being considered a single employer under Section 414 of the Code with any other Person) with respect to or under: (x) a U.S. "defined benefit plan" as defined in Section 3(35) of ERISA or a plan in the United States that is or was subject to Title IV of ERISA or Section 412 of the Code; or (y) a "multiemployer plan" as defined in Section 3(37) of ERISA.

Section 3.14         Labor Matters. Except for instances that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect, (a) neither the Company nor any of its Subsidiaries is party to or bound by any collective bargaining agreement or Contract with any labor organization, labor union, or works council, nor to the Company's Knowledge, is any union organizational activities threatened; (b) there are no active, nor, to the Knowledge of the Company, threatened, labor strikes, slowdowns, work stoppages, pickets, walkouts, lockouts or other material labor disputes with respect to the employees of the Company or any of its Subsidiaries; and (c) to the Knowledge of the Company, no employee layoff, facility closure, or material reduction in force is currently planned or announced and pending completion.

Section 3.15         Sale of Securities. Based in part on the representations and warranties set forth in Section 4.07, the sale and/or issuance of the shares of Preferred Stock pursuant to this Agreement is exempt from the registration and prospectus delivery requirements of the Securities Act. Without limiting the foregoing, neither the Company nor, to the Knowledge of the Company, any other Person authorized by the Company to act on its behalf, has engaged in a general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) of investors with respect to offers or sales of Preferred Stock, and neither the Company nor, to the Knowledge of the Company, any Person acting on its behalf has made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the offering or issuance of Preferred Stock under this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act that would result in none of Regulation D or any other applicable exemption from registration under the Securities Act to be available.

Section 3.16         Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act and listed on the NASDAQ, and the Company has taken no action designed to, or which to the Knowledge of the Company is reasonably likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the NASDAQ, nor has the Company received as of the date of this Agreement any notification that the SEC or the NASDAQ is contemplating terminating such registration or listing.

Section 3.17         Vote Required. The Company Stockholder Approval is the only vote or approval of the holders of any class or series of capital stock of the Company or any of its Subsidiaries that is required under the rules and regulations of the SEC, the DGCL, NASDAQ or the Company Charter Documents to approve the Transactions and the consummation thereof.

Section 3.18         Indebtedness.

(a)          As of the date of this Agreement, except for the Credit Facility, the Company is not party to any Contract, and is not subject to any provision in the Company

Charter Documents or other governing documents or resolutions of the Board that, in each case, by its terms restricts, limits, prohibits or prevents the Company from paying dividends in form and the amounts contemplated by the Certificates of Designation.

(b)            The Company and its Subsidiaries and, to the Knowledge of the Company, each of the other parties thereto, are not in material breach of, default or violation under, the Credit Facility and no event has occurred that with notice or lapse of time, or both, would constitute such a material breach, default or violation.

Section 3.19         Real Property. Except as, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect, (a) the Company or one of its Subsidiaries has good an valid title to the real estate owned by the Company or any of its Subsidiaries (the "Owned Real Property" and, collectively with the Leased Real Property, the "Real Property") free and clear of all Liens other than Permitted Liens, (b) the Company or one of its Subsidiaries has a good and valid leasehold interest in each material Company Lease, free and clear of all Liens other than Permitted Liens and (c) to the Knowledge of the Company, none of the Company or any of its Subsidiaries has received written notice of any material default under any agreement evidencing any Lien (other than any Permitted Lien) or other agreement affecting the Owned Real Property or any material Company Lease, which default continues on the date hereof.

Section 3.20         Environmental Matters. Except as, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect:

(a)          The Company and its Subsidiaries are, and at all times for the past three years have been, in compliance in all material respects with all Environmental Laws, which compliance includes and has included obtaining, maintaining, and complying with all Company Permits required pursuant to, or issued under, Environmental Laws;

(b)         For the past three years there have not been, and there are not, any Actions pending, threatened in writing or, to the Knowledge of the Company, orally threatened against the Company or any of its Subsidiaries pursuant to Environmental Laws, and none of the Company or any of its Subsidiaries has received any written notice, report, claim, order, directive, or other information, in each case, alleging any violation of, or liability under, Environmental Laws;

(c)          None of the Company or any of its Subsidiaries (nor any other Person, to the extent giving rise to liability to the Company or any of its Subsidiaries) has treated, stored, disposed of, permitted, or arranged for the disposal of, transported, distributed, manufactured, designed, produced, sold, repaired, installed, marketed, handled, released, or exposed any Person to, or owned or operated any property or facility contaminated by, any Hazardous Substance or products containing Hazardous Substances, in each case, in violation of, or so as to give rise to any liabilities under, any Environmental Law; and

(d)          None of the Company or any of its Subsidiaries has assumed, provided an indemnity with respect to, or otherwise become subject to any liability under Environmental Laws of any other Person.

Section 3.21         Intellectual Property. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, or as previously disclosed to the Investor: (i) the Company or one of its Subsidiaries, as applicable, exclusively owns, or has a valid and enforceable license or right to use or otherwise exploit, all Intellectual Property that is used in the operation of the business of the Company and its Subsidiaries as conducted as of the date of this Agreement or the First Closing Date, as applicable, and such exclusively owned Intellectual Property is, to the Knowledge of the Company, valid, subsisting and enforceable; (ii) to the Knowledge of the Company, no Person is infringing upon, misappropriating or otherwise violating any of the Intellectual Property owned or purported to be owned by the Company or any of its Subsidiaries; (iii) to the Knowledge of the Company, the conduct of the business of the Company and its Subsidiaries are not (and have not in the last three (3) years been) infringing, misappropriating, or violating the Intellectual Property of any other Person; (iv) to the Knowledge of the Company, there have been no material unauthorized intrusions, breaches (including security breaches such as phishing incidents, ransomware, malware attacks), failures, breakdowns, or other adverse events affecting the material computer Software, websites and systems owned or controlled by the Company or its Subsidiaries ("Systems") or personal information or trade secrets maintained by the Company or its Subsidiaries; (v) the Company and its Subsidiaries have taken commercially reasonable steps to maintain the confidentiality of the material trade secrets owned by the Company or its Subsidiaries and the security of the Systems; (vi) no material proprietary source code owned by the Company or its Subsidiaries has been disclosed, released, made available, or delivered to any Person (excluding an escrow agent, service provider or the Company's employees or independent contractors, who, in each case, are subject to confidentiality obligations); and (vii) none of the Software owned by the Company or any of its Subsidiaries is subject to any "open source", "copyleft" or analogous license (including any license approved by the Open Source Initiative and listed at http://www.opensource.org/licenses, GPL, AGPL or other open source software license) has been used or is being used in a manner that: (a) has requires any public distribution of any such Software; (b) obligates the Company or any of its Subsidiaries to grant, or purport to grant, to any third party any rights or immunities under any such exclusively owned Intellectual Property (including any patent non-asserts or patent licenses); or (c) imposes any economic limitations on the Company's or any of its Subsidiaries' commercial exploitation thereof, or requires that any other licensee of the Software be permitted to modify, make derivative works of, or reverse-engineer any such Software.

Section 3.22         Affiliate Transactions. As of the date of this Agreement, none of the officers or directors or other Affiliates of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than as holders of options, and/or other grants or awards under the Company Stock Plan, and for services as employees, officers and directors) that is material to the Company and its Subsidiaries, taken as a whole.

Section 3.23         No Other Representations or Warranties. Except for the representations and warranties made by the Company in this Article III, in any Transaction Documents or in any certificate or other document delivered in connection with this Agreement, neither the Company nor any other Person acting on its behalf makes any other express or implied representation or warranty with respect to the Preferred Stock, the Common Stock, the Company or any of its Subsidiaries or their respective businesses, operations, properties, assets, liabilities, condition (financial or otherwise) or prospects, notwithstanding the delivery or disclosure to the Investor or its Representatives of any documentation, forecasts or other information with respect to any one or more of the foregoing, and the Investor acknowledges the foregoing. In particular, and without limiting the generality of the foregoing, except for the representations and warranties made by the Company in this Article III, the Transaction Documents, or in any certificate or other document delivered in connection with this Agreement, neither the Company nor any other Person makes or has made any express or implied representation or warranty to the Investor or its Representatives with respect to (a) any financial projection, forecast, estimate, budget or prospect information relating to the Company, any of its Subsidiaries or their respective businesses or (b) any oral or written information presented to the Investor or its Representatives in the course of its due diligence investigation of the Company, the negotiation of this Agreement or the course of the Transactions or any other transactions or potential transactions involving the Company and the Investor.

Article IV

Representations and Warranties of the Investor

The Investor represents and warrants to the Company, as of the date hereof and as of the First Closing Date:

Section 4.01         Organization; Standing. The Investor is duly organized, validly existing and in good standing under the Laws of its jurisdiction of formation and has all requisite limited partnership power and authority to carry on its business as presently conducted.

Section 4.02         Authority; Noncontravention.

(a)          The Investor has all necessary limited partnership power and limited partnership authority to execute and deliver this Agreement and the other Transaction Documents to which it is a party and to perform its obligations hereunder and thereunder and to consummate the Transactions. The execution, delivery and performance by the Investor of this Agreement and the other Transaction Documents and the consummation by the Investor of the Transactions have been duly authorized and approved by all necessary action on the part of the Investor, and no further action, approval or authorization by any of its partners, is necessary to authorize the execution, delivery and performance by the Investor of this Agreement and the other Transaction Documents and the consummation by the Investor of the Transactions. This Agreement has been duly executed and delivered by the Investor and, assuming due authorization, execution and delivery hereof by the Company, constitutes a legal, valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms, except that such enforceability may be limited by the Bankruptcy and Equity Exception.

(b)          Neither the execution and delivery of this Agreement or the other Transaction Documents by the Investor, nor the consummation of the Transactions by the Investor, nor performance or compliance by the Investor with any of the terms or provisions hereof or thereof, will (i) conflict with or violate any provision of the certificate of limited partnership or other organizational documents of the Investor, or (ii) assuming that the authorizations, consents and approvals referred to in Section 4.03 are obtained prior to the First Closing Date, with respect to the sale and issuance of the Series B-1 Shares, and the Second Closing, with respect to the issuance of the Series B-2 Shares and Series B Shares, as applicable, and the filings referred to in Section 4.03 are made and any waiting periods with respect to such filings have terminated or expired prior to the First Closing Date, with respect to the sale and issuance of the Series B-1 Shares, and the Second Closing, with respect to the issuance of the Series B-2 Shares and Series B Shares, as applicable, (x) violate any Law or Judgment applicable to the Investor (subject to receipt of approval under the HSR Act and the FIRB Approval) or (y) violate or constitute a default (or constitute an event which, with notice or lapse of time or both, would violate or constitute a default) under any of the terms, conditions or provisions of any Contract to which the Investor is a party or accelerate the Investor's obligations under any such Contract, except, in the case of clause (ii), as would not, individually or in the aggregate, reasonably be expected to have an Investor Material Adverse Effect.

Section 4.03         Governmental Approvals. Except for (a) the filing by the Company of each of the Certificates of Designation with the Delaware Secretary of State, (b) filings required under, and compliance with other applicable requirements of the HSR Act and (c) the FIRB Approval, no consent or approval of, or filing, license, Permit or authorization, declaration or registration with, any Governmental Authority is necessary for the execution and delivery of this Agreement and the other Transaction Documents by the Investor, the performance by the Investor of its obligations hereunder and thereunder and the consummation by the Investor of the Transactions, other than such other consents, approvals, filings, licenses, Permits, authorizations, declarations or registrations that, if not obtained, made or given, would not, individually or in the aggregate, reasonably be expected to have an Investor Material Adverse Effect.

Section 4.04         Financing. As of the date hereof, the Investor has delivered to the Company a true, complete and correct copy of the Equity Commitment Letter from the PSP Fund pursuant to which the PSP Fund has agreed, subject only to the terms and conditions thereof, to invest in Investor the amounts set forth therein (the "Financing"). At the First Closing, the net proceeds of the Financing, when funded in accordance with the terms and conditions of the Equity Commitment Letter, shall provide the Investor with cash proceeds on the First Closing sufficient to pay, (a) the Purchase Price and (b) any and all fees and expenses required to be paid by the Investor in connection with the consummation of the Transactions to be consummated on the First Closing Date. Except as expressly set forth in this Agreement or the Equity Commitment Letter, there are no conditions precedent to the obligations of the PSP Fund to provide the Financing. As of the date hereof, the Equity Commitment Letter is valid and in full force and effect and constitutes the valid and binding obligation of the PSP Fund, enforceable in accordance with its terms, except as such enforceability may be limited by the Bankruptcy and Equity Exception. As of the date hereof, the Equity Commitment Letter has not been modified, amended, withdrawn or altered and no such modification, amendment, withdrawal or alternation is contemplated or will be permitted and the commitments under the Equity Commitment Letter have not been withdrawn or rescinded in any respect. There are no other agreements, side letters or arrangements relating to the Equity Commitment Letter to which the Investor is party that could effect the availablity of all or any portion of the Financing other than the Equity Commitment Letter. No event has occurred which, with or without notice, lapse of time or both, would or would reasonably be exepected to constitute a default or breach on the part of the Investor or the PSP Fund under the Equity Commitment Letter. Assuming the satisfaction of the conditions set forth in Sections 6.01 and 6.03 (in each case, other than those conditons that by their nature are to be satified at the First Closing, but subject to the satisfaction or waiver of those conditions at such time), the Investor has no reason to believe that the Financing will not be available in full to the Investor on the First Closing Date. Investor has paid in full any and all commitment fees or other fees in connection with the Equity Commitment Letter or the Financing that are payable on or prior to the date hereof.

Section 4.05         Ownership of Company Stock. None of the Investor nor any of its controlled Affiliates owns any capital stock or other equity or equity-linked securities of the Company.

Section 4.06         Brokers and Other Advisors. Other than Evercore Group L.L.C., no broker, investment banker, financial advisor or other Person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission, or the reimbursement of expenses in connection therewith, in connection with the Transactions based upon arrangements made by or on behalf of the Investor, except for Persons, if any, whose fees and expenses will be paid by the Investor.

Section 4.07         Purchase for Investment. The Investor acknowledges that the Preferred Stock and the Common Stock issuable upon the conversion of the Preferred Stock have not been registered under the Securities Act or under any state or other applicable securities laws. The Investor (a) acknowledges that it is acquiring the Preferred Stock and the Common Stock issuable upon the conversion of the Preferred Stock pursuant to an exemption from registration under the Securities Act solely for investment with no intention to distribute any of the foregoing to any Person, (b) will not sell, transfer, or otherwise dispose of any of the Preferred Stock or the Common Stock issuable upon the conversion of the Preferred Stock, except in compliance with this Agreement and the registration requirements or exemption provisions of the Securities Act and any other applicable securities Laws, (c) has such knowledge and experience in financial and business matters and in investments of this type that it is capable of evaluating the merits and risks of its investment in the Preferred Stock and the Common Stock issuable upon the conversion of the Preferred Stock and of making an informed investment decision, (d) is an "accredited investor" (as that term is defined by Rule 501 of the Securities Act) and (e) (1) has reviewed the information that it considers necessary or appropriate to make an informed investment decision with respect to the Preferred Stock and the Common Stock issuable upon conversion of the Preferred Stock, (2) has had an opportunity to discuss with the Company and its Representatives the intended business and financial affairs of the Company and to obtain information necessary to verify the information furnished to it or to which it had access and (3) can bear the economic risk of (i) an investment in the Preferred Stock and the Common Stock issuable upon the conversion of the Preferred Stock indefinitely and (ii) a total loss in respect of such investment. The Investor has such knowledge and experience in business and financial matters so as to enable it to understand and evaluate the risks of, and form an investment decision with respect to its investment in, the Preferred Stock and the Common Stock issuable upon the conversion of the Preferred Stock.

Section 4.08         Non-Reliance on Company Estimates, Projections, Forecasts, Forward-Looking Statements and Business Plans. In connection with the due diligence investigation of the Company by the Investor and its respective Representatives, the Investor and its respective Representatives have received and may continue to receive from the Company and its Representatives certain estimates, projections, forecasts and other forward-looking information, as well as certain business plan information, in each case containing forward-looking information, regarding the Company and its Subsidiaries and their respective businesses and operations. The Investor hereby acknowledges that there are uncertainties inherent in attempting to make such estimates, projections, forecasts and other forward-looking statements, as well as in such business plans to the extent each of them contain forward-looking information, with which the Investor is familiar, that the Investor is making its own evaluation of the adequacy and accuracy of such forward-looking information so furnished to the Investor (including the reasonableness of the assumptions underlying such forward-looking information), and that except for the representations and warranties made by the Company in Article III, the Transaction Documents and in any certificate or other document delivered in connection with this Agreement or the Transaction Documents, and other than for Fraud, the Investor will have no claim against the Company or any of its Subsidiaries, or any of their respective Representatives, with respect thereto.

Section 4.09         No Other Representations or Warranties. Except for the representations and warranties made by the Investor in this Article IV, the Transaction Documents and in any certificate or other document delivered in connection with this Agreement, neither the Investor nor any other Person acting on its behalf makes any other express or implied representation or warranty with respect to the Investor or any of its Affiliates or their respective businesses, operations, properties, assets, liabilities, condition (financial or otherwise) or prospects, notwithstanding the delivery or disclosure to the Company or its Representatives of any documentation, forecasts or other information with respect to any one or more of the foregoing, and the Company acknowledges the foregoing. In particular, and without limiting the generality of the foregoing, except for the representations and warranties made by the Investor in this Article IV, the Transaction Documents and in any certificate or other document delivered in connection with this Agreement, neither the Investor nor any other Person makes or has made any express or implied representation or warranty to the Investor or its Representatives with respect to any oral or written information presented to the Company or its Representatives in the course of its due diligence investigation of the Company, the negotiation of this Agreement or the course of the Transactions or any other transactions or potential transactions involving the Company and the Investor.

Article V

Additional Agreements

Section 5.01         Negative Covenants.

(a)          Except as required by applicable Law or Judgment or as expressly contemplated by this Agreement or as described in Section 5.01 of the Company Disclosure Letter, during the period from the date of this Agreement until the First Closing Date (or such earlier date on which this Agreement may be terminated pursuant to Section 7.01), (x) the Company shall, and shall cause its Subsidiaries to, use their reasonable best efforts to operate their businesses in the ordinary course, and (y) the Company shall not, and shall not permit any of its Subsidiaries to, in each case, unless the Investor otherwise consents in writing (which consent shall not be unreasonably withheld, delayed or conditioned):

(i)         other than the authorization and issuance of the Preferred Stock to the Investor and the consummation of the Transactions, issue, sell or grant any shares of its capital stock or other equity or voting interests, or any securities or rights convertible into, exchangeable or exercisable for, or evidencing the right to subscribe for any shares of its capital stock or other equity or voting interests, or any rights, warrants or options to purchase any shares of its capital stock or other equity or voting interests (including any stock appreciation rights or phantom equity awards); provided that (A) the Company may issue or grant shares of Common Stock or other securities in the ordinary course of business pursuant to the terms of a Company Stock Plan or other stock option plan in effect on the date of this Agreement and (B) such Subsidiaries may issue or grant securities to the Company or other wholly-owned Subsidiaries of the Company, as applicable;

(ii)          redeem, purchase or otherwise acquire any of its outstanding shares of capital stock or other equity or voting interests, or any rights, warrants or options to acquire any shares of its capital stock or other equity or voting interests (other than the forfeiture or withholding of Taxes with respect to Company Stock Options, Company Restricted Shares, Company RSUs, Company SARs or Company Phantom Awards);

(iii)         establish a record date for, declare, set aside for payment or pay any dividend on, or make any other distribution in respect of, any shares of its capital stock or other equity or voting interests other than dividends and distributions made by Subsidiaries to the Company or other Subsidiaries, as applicable;

(iv)         split, combine, subdivide or reclassify any shares of its capital stock or other equity or voting interests;

(v)          amend the Company Charter Documents in a manner that would adversely affect the Investor either as a holder of Preferred Stock or with respect to the rights of the Investor or its Affiliates under this Agreement or any of the Transaction Documents;

(vi)         make any acquisition (including by merger) of all or substantially all of the capital stock or any other equity interest or all or substantially all of the assets of any other Person, if the aggregate amount of consideration paid or transferred by the Company and its Subsidiaries in connection with all such transactions would exceed $5,000,000 in the aggregate;

(vii)        sell, license or lease to any Person, in a single transaction or series of related transactions, any of its properties or assets for consideration, individually or in the aggregate, in excess of $5,000,000 except (i) dispositions of inventory and dispositions of obsolete, surplus or worn out assets or assets that are no longer used or useful in the conduct of the business of the Company or any of its Subsidiaries, (ii) transfers among the Company and its wholly-owned Subsidiaries, (iii) leases and subleases of immaterial Real Property owned by the Company or its Subsidiaries, or (iv) non-exclusive licenses, in each case in the ordinary course of business;

(viii)       sell, assign, lease, exclusively license, abandon or permit to lapse, transfer or otherwise dispose of any Intellectual Property that is material to the Company and its Subsidiaries taken as a whole;

(ix)          implement or adopt any change in its financial accounting principles or its methods, other than as may be required by GAAP or applicable Law;

(x)          voluntarily delist from any trading market;

(xi)         enter into any new, or amend, terminate or renew in any material respect, any Contract between the Company or one of its wholly-owned Subsidiaries, on the one hand, and any of its Affiliates (other than the Company's wholly-owned Subsidiaries) or any officer or director of the Company or any of its Subsidiaries, on the other hand;

(xii)         incur, assume, endorse, guarantee or otherwise become liable for any Indebtedness or issue any debt securities or any rights to acquire any debt securities, except for (A) any Indebtedness for borrowed money among the Company and/or its wholly owned Subsidiaries or among wholly owned Subsidiaries of the Company, (B) guarantees by the Company of Indebtedness for borrowed money of wholly owned Subsidiaries of the Company or guarantees by wholly owned Subsidiaries of the Company of Indebtedness for borrowed money of the Company or any of its wholly owned Subsidiaries, which Indebtedness is incurred in compliance with this clause (xii) or is outstanding on the date hereof, (C) up to $15 million, in the aggregate, of Indebtedness incurred by one or more foreign Subsidiaries of the Company, and (D) Indebtedness incurred in the ordinary course of business pursuant to the Credit Facility as in effect as of the date hereof;

(xiii)         commence any voluntary liquidation, bankruptcy, dissolution, recapitalization, reorganization or assignment to their creditors, or any similar transaction;

(xiv)         settle any claim, assessment or dispute with respect to Taxes for an amount materially in excess of the amount reserved in respect thereof;

(xv)         settle, release, waive or compromise any pending or threatened material Action, except with respect to (A) routine collection Actions brought by the Company or any of its Subsidiaries with respect to past due accounts receivable, (B) Actions resulting in monetary payments to the Company or any of its Subsidiaries or (C) the settlement of any Action or other claim that is for solely monetary payments of no more than $5,000,000 individually and $10,000,000 in the aggregate; or

(xvi)         authorize any of, or agree or commit to do any of, the foregoing.

Section 5.02         Reasonable Best Efforts; Filings.

(a)          Subject to the terms and conditions of this Agreement, each of the Company and the Investor shall cooperate with each other and use (and shall cause its Subsidiaries to use) its respective reasonable best efforts (unless, with respect to any action, another standard of performance is expressly provided for herein) to promptly (i) take, or cause to be taken, all actions, and do, or cause to be done, and assist and cooperate with each other in doing, all things necessary to cause the conditions to each Closing to be satisfied as promptly as reasonably practicable and to consummate and make effective, in the most expeditious manner reasonably practicable, the Transactions, including preparing and filing promptly and fully all documentation to effect all necessary filings (or draft filings where required), notices, petitions, statements, registrations, submissions of information, applications and other documents, (ii) obtain all approvals, consents, registrations, waivers, Permits, authorizations, orders and other confirmations from any Governmental Authority or third party necessary, proper or advisable to consummate the Transactions, (iii) execute and deliver any additional instruments necessary to consummate the Transactions and (iv) defend or contest in good faith any Action brought by a third party that could otherwise prevent or impede, interfere with, hinder or delay in any material respect the consummation of the Transactions.

(b)         The Company and the Investor agree to make an appropriate filing of (1) a Notification and Report Form ("HSR Form") pursuant to the HSR Act with respect to the Transactions as promptly as reasonably practicable (and in any event no later than five (5) Business Days) following the date of this Agreement and (2) the filing required in connection with obtaining the FIRB Approval as promptly as reasonably practicable following the date of this Agreement, and to supply as promptly as reasonably practicable any additional information and documentary material that may be requested pursuant to the HSR Act and FATA and to promptly take any and all steps necessary to avoid or eliminate each and every impediment and obtain all consents that may be required pursuant to the HSR Act and FATA, so as to enable the parties hereto to consummate the Transactions. Each of the Investor and the Company shall pay 50% of any filing fees under HSR Act and FATA.

(c)          Each of the Company and the Investor shall use its reasonable best efforts to (i) cooperate in all respects with the other party in connection with any filing or submission with a Governmental Authority in connection with the Transactions and in connection with any investigation or other inquiry by or before a Governmental Authority relating to the Transactions, including any proceeding initiated by a private person, (ii) keep the other party informed in all material respects and on a reasonably timely basis of any material communication received by the Company or the Investor, as the case may be, from or given by the Company or the Investor, as the case may be, to the Federal Trade Commission ("FTC"), the Department of Justice ("DOJ") or any other Governmental Authority and of any material communication received or given in connection with any proceeding by a private Person, in each case regarding the Transactions, (iii) subject to applicable Laws relating to the exchange of information, and to the extent reasonably practicable, consult with the other party with respect to information relating to such party and its respective Subsidiaries, as the case may be, that appears in any filing made with, or written materials submitted to, any third Person or any Governmental Authority in connection with the Transactions, other than "4(c) and 4(d) documents" as that term is used in the rules and regulations under the HSR Act and other confidential information contained in the HSR Form, and (iv) to the extent permitted by the FTC, the DOJ or such other applicable Governmental Authority or other Person, give the other party the opportunity to attend and participate in such meetings and conferences.

(d)         Notwithstanding anything to the contrary in this Agreement, nothing in this Section 5.02 or elsewhere in this Agreement shall require the Company, on one hand, or the Investor, on the other hand, to take any action with respect to any of its controlled Affiliates or, in the case of the Investor, its direct or indirect portfolio companies, including selling, divesting, conveying, holding separate, or otherwise limiting its freedom of action with respect to any assets, rights, products, licenses, businesses, operations, or interest therein, of the Company or any such Affiliates or any direct or indirect portfolio companies of investment funds advised or managed by one or more Affiliates of the Investor. Investor agrees that neither it nor its Affiliates will enter into any acquisition transaction with a Competitor or a Specified Competitor, prior to consummation of the First Closing, which would materially delay or impede the receipt of approval for the Transactions under the HSR Act. The parties agree that all obligations of other parties related to regulatory approvals shall be governed exclusively by this Section 5.02.

Section 5.03         Anti-Takeover Laws. The Company and the Company Board (and any committee empowered to take such action, if applicable) will (a) take all actions within their power to ensure that no "anti-takeover" statute or similar statute or regulation is or becomes applicable to the Transactions; and (b) if any "anti-takeover" statute or similar statute or regulation becomes applicable to the Transactions, take all action within their power to ensure that the Transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to minimize the effect of such statute or regulation on the Transactions.

Section 5.04         Stockholder Approval.

(a)         As promptly as reasonably practicable after the execution of this Agreement (but in any event no later than fourteen (14) days after the date hereof), the Company shall prepare a proxy statement relating to the Company Stockholders' Meeting (as amended or supplemented from time to time, the "Proxy Statement") in preliminary form and file it with the SEC. The Board shall make the Company Board Recommendation to the Company's stockholders and shall include such recommendation in the Proxy Statement. The Investor shall provide to the Company all information concerning such Investor and its respective Affiliates as may be reasonably requested by the Company in connection with the Proxy Statement and shall otherwise assist and cooperate with the Company in the preparation of the Proxy Statement and the resolution of any comments thereto received from the SEC. Each of the Company and the Investor shall promptly correct any information provided by it for use in the Proxy Statement if and to the extent such information shall have become false or misleading in any material respect. The Company shall notify the Investor promptly upon the receipt of any comments from the SEC and of any request by the SEC for amendments or supplements to the Proxy Statement and shall supply the Investors with copies of all written correspondence between the Company or any of its Representatives, on the one hand, and the SEC, on the other hand, with respect to the Proxy Statement. The Company shall use commercially reasonable efforts to respond as promptly as reasonably practicable to any comments received from the SEC concerning the Proxy Statement and to resolve such comments with the SEC, and shall use commercially reasonable efforts to cause the Proxy Statement to be disseminated to its stockholders as promptly as reasonably practicable after the resolution of any such comments. Prior to the filing of the Proxy Statement (or any amendment or supplement thereto) or any dissemination thereof to the stockholders of the Company, or responding to any comments from the SEC with respect thereto, the Company shall provide the Investor and its counsel with a reasonable opportunity to review and to propose comments on such document or response, which the Company shall consider in good faith.

(b)         Subject to Section 5.04(a), the Company shall take all necessary actions in accordance with applicable Law, the Company Charter Documents and the rules of NASDAQ to duly call, give notice of, convene and hold a meeting of its stockholders (including any adjournment, recess or postponement thereof, the "Company Stockholders' Meeting") for the purpose of obtaining the Company Stockholder Approval, as soon as reasonably practicable following the mailing of the Proxy Statement after the SEC confirms that it has no further comments on the Proxy Statement (which confirmation will be deemed to occur if the SEC has not affirmatively notified the Company prior to the 10th calendar day after filing the Proxy Statement that it will be reviewing the Proxy Statement); provided, further, that in any event the Company shall use its reasonable best efforts to convene and hold the Company Stockholders' Meeting no later than September 4, 2020.

Prior to the termination of this Agreement in accordance with its terms, the Company shall not submit any Alternative Transaction for approval or adoption by the stockholders of the Company. The Company shall use reasonable best efforts to obtain the Company Stockholder Approval (including soliciting proxies to obtain the Company Stockholder Approval). Notwithstanding anything to the contrary contained in this Agreement, the Company may, in its sole discretion, adjourn, recess, or postpone the Company Stockholders' Meeting (i) after consultation with the Investor, to the extent necessary to ensure that any required supplement or amendment to the Proxy Statement is provided to the stockholders of the Company within a reasonable amount of time in advance of the Company Stockholders' Meeting, (ii) if as of the time for which the Company Stockholders' Meeting is originally scheduled (as set forth in the Proxy Statement) there are insufficient shares of Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Company Stockholders' Meeting or (iii) to solicit additional proxies if the Company reasonably believes it may be necessary to obtain the Company Stockholder Approval.

Section 5.05         Exclusivity. From and after the execution of this Agreement and through the earlier of the First Closing or the valid termination of this Agreement in accordance with its terms the Company shall not, and shall procure that its controlled Affiliates and Representatives do not and will not, directly or indirectly, (a) solicit, initiate or knowingly encourage or facilitate any Alternative Transaction or (b) enter into, or undertake to enter into any contract, agreement, arrangement or understanding for an Alternative Transaction, or otherwise requiring it to abandon, terminate or fail to consummate the issuance of the Acquired Shares or the Transactions. From and after the execution of this Agreement and through the earlier of the First Closing or the termination of this Agreement in accordance with its terms, the Company, its Affiliates and its and their Representative shall promptly advise the Investor in writing of the receipt, directly or indirectly, of any inquiries, discussions, negotiations, or proposals relating to an Alternative Transaction (including the specific terms thereof and the identity of the other individual or entity or individuals or entities involved, subject in the case of disclosing the identity of such entities or individuals, to any pre-existing confidentiality obligations to which the Company or any of its Affiliates is subject).

Section 5.06         Corporate Actions.

(a)          From and after the Second Closing Date and for so long as the 10% Beneficial Holding Requirement continues be satisfied, without the prior written approval of the PSP Fund, the Company shall not (and the Board shall not authorize the Company to) directly or indirectly (including through a merger, amendment, business combination or any other transaction intended to circumvent the restrictions set forth herein or through the actions of a Subsidiary or controlled Affiliate of the Company): (i) sell, transfer or otherwise dispose of assets or businesses of the Company or its Subsidiaries with a value in excess of $15,000,000 in the aggregate during any fiscal year (other than sales of inventory or supplies in the ordinary course of business, sales of obsolete assets (excluding real estate), sale-leaseback transactions and accounts receivable factoring transactions); (ii) acquire any assets or properties (in one or more related transactions) for cash or otherwise for an amount in excess of $25,000,000 (other than acquisitions of inventory and equipment in the ordinary course of business); (iii) make or commit to make any capital expenditures in excess of $5,000,000 in the aggregate during any fiscal year unless otherwise set forth in an annual budget approved by the Board and the PSP Fund (or, in the absence of such an approved budget, the annual budget for the preceding year); (iv) hire or terminate the Company's chief executive officer, other than termination for "cause" (as defined in any employment agreement then in effect between the Company and the chief executive officer or, if none, as defined in the Company Stock Plan); (v) approve the Company's annual budget; (vi) enter into any transaction with a "related party" (as such term is defined in Item 404 of Regulation S-K promulgated under the Exchange Act) (whether or not such Item is applicable to the Company and whether or not in the current fiscal year or in any future fiscal year) that does not comply with the policies set forth in the Company's Corporate Governance and Nominating Committee charter and the Audit Committee charter or any similar successor policy thereto; (vii) adopt, approve or agree to adopt a stockholder rights agreement, "poison pill" or similar anti-takeover agreement or plan that is applicable to the Investor Parties unless the Company has excluded the Investor Parties from the definition of "acquiring person" (or such similar term) as such term is defined in such anti-takeover agreement to the extent of the Investor Parties' beneficial ownership of Preferred Stock or Common Stock; (viii) take any action to voluntarily effect or initiate a bankruptcy, liquidation, dissolution or winding up of the Company; (ix) allow or authorize the Board or any committee thereof to take action by written consent other than unanimously; or (x) directly or indirectly (including through a merger, amendment, business combination or any other transaction intended to circumvent the restrictions set forth herein or through the actions of a Subsidiary or controlled Affiliate of the Company) create, incur, assume or suffer to exist, or permit any Subsidiary to create, incur, assume or suffer to exist, Indebtedness, other than Indebtedness set forth on Section 5.06 of the Company Disclosure Letter, in excess of $5,000,000 individually or $10,000,000 in the aggregate. Notwithstanding the foregoing, the consent and approval rights set forth (A) in the preceding clause (vii) shall continue from and after the Second Closing Date for so long as the Investor Parties continue to hold any shares of Preferred Stock and (B) in the preceding clause (ix) shall continue from and after the Second Closing Date for so long as the PSP Fund continues to have the board designation rights set forth in Section 5.14. For the avoidance of doubt, neither the Investor, the PSP Fund, nor any other Person shall have any approval rights pursuant to this Section 5.06(a) unless and until the Second Closing occurs.

(b)          From and after the date hereof, unless the Agreement is validly terminated pursuant to Section 7.01 hereof, the Company shall (i) from time to time take all lawful action within its control to cause the authorized capital stock of the Company to include a sufficient number of authorized but unissued shares of Common Stock to satisfy the conversion requirements of all shares of the Preferred Stock then outstanding; and (ii) take such actions as may be necessary to render inapplicable any control share acquisition, interested stockholder, business combination or similar anti-takeover provision in the Company Charter Documents that is or could become applicable to the Investor Parties as a result of the Transactions, including the Company's issuance of Common Stock upon conversion of the Preferred Stock.

(c)          If any occurrence from the date of this Agreement until any Closing would have resulted in an adjustment to the Conversion Price pursuant to Section 8.6 of the Series B-1 Certificate of Designation if any Preferred Stock had been issued and outstanding since the date of this Agreement, the Company shall adjust the Conversion Price, effective as of such Closing, in the same manner as would have been required by such Certificate of Designation if such Preferred Stock had been issued and outstanding since the date of this Agreement.

Section 5.07         Public Disclosure. The Investor and the Company shall consult with each other before issuing, and give each other the opportunity to review and comment upon, any press release or other public statements with respect to the Transaction Documents or the Transactions, and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by applicable Law, Judgment, court process or the rules and regulations of any national securities exchange or national securities quotation system. The Investor and the Company agree that the initial press release to be issued with respect to the Transactions following execution of this Agreement shall be in a form agreed to by the parties (the "Announcement"). Notwithstanding the forgoing, this Section 5.07 shall not apply to any press release or other public statement made by the Company or the Investor (a) which is consistent with the Announcement and does not contain any information relating to the Transactions that has not been previously announced or made public in accordance with the terms of this Agreement or (b) is made in the ordinary course of business and does not relate specifically to the signing of the Transaction Documents or the Transactions.

Section 5.08         Confidentiality. Prior to the First Closing, all non-public or other confidential information provided by the Company or any of its Representatives pursuant to this Agreement or otherwise in contemplation of the Transactions contemplated hereby will be kept confidential in accordance with the Confidentiality Agreement. From and after the First Closing until the later of (a) the date which is twelve (12) months after the date on which the Investor Parties no longer hold any Preferred Stock or Common Stock received upon the conversion of Preferred Stock and (b) two (2) years following the First Closing Date, the Investor will, and will direct its Affiliates and its and their respective Representatives to, keep confidential any information (including oral, written and electronic information) concerning the Company, its Subsidiaries or its Affiliates that may be furnished pursuant to this Agreement, or that was furnished prior to the date hereof in contemplation of the Transactions, to the Investor, its Affiliates or their respective Representatives by or on behalf of the Company or any of its Representatives (collectively referred to as the "Confidential Information"), provided that the Confidential Information shall not include information that (i) was or becomes generally available to the public other than as a result of a disclosure by the Investor, any of its Affiliates or any of their respective Representatives in violation of the Confidentiality Agreement (if then in effect) or this Section 5.08, (ii) was or becomes available to the Investor, any of its Affiliates or any of their respective Representatives from a source other than the Company or its Representatives, provided that such source is not known to the Investor (and would not be known to the Investor after making a reasonable inquiry) to be disclosing such information in violation of an obligation of confidentiality (whether by agreement or otherwise) to the Company, (iii) at the time of disclosure is already in the possession of the Investor, any of its Affiliates or any of their respective Representatives on a non-confidential basis, or (iv) was independently developed by the Investor, any of its Affiliates or any of their respective Representatives without reference to, incorporation of, or other use of any Confidential Information. The Confidential Information may be disclosed to the extent required (A) to the Investor's Affiliates and their direct and indirect equityholders, limited partners or members and its and their respective Representatives (including any listed entity that is an Investor in an Affiliate of the Investor) on a need-to-know basis (including in connection with fundraising, marketing, and reporting activities) (provided that the Investor's Affiliates and the respective Representatives agree to maintain the confidentiality of such Confidential Information and the Investor will remain liable for any damages arising out of a failure by the Investor's Affiliates and the respective Representatives to keep such Confidential Information confidential in accordance with the provisions hereof unless such Affiliate or Representative has entered into a confidentiality agreement enforceable by the Company), and (B) in the event that the Investor, any of its Affiliates or any of its or their respective Representatives are requested or required by applicable Law, regulation, Judgment, stock exchange rule or other applicable judicial or governmental process (including by deposition, interrogatory, request for documents, subpoena, civil investigative demand or similar process) to disclose any Confidential Information, in each of which instances the Investor, its Affiliates and its and their respective Representatives, as the case may be, shall, to the extent legally permitted, provide notice to the Company sufficiently in advance of any such disclosure so that the Company will have a reasonable opportunity to timely seek to limit, condition or quash such disclosure.

Section 5.09         NASDAQ Listing of Shares. To the extent the Company has not done so prior to the date of this Agreement, the Company shall promptly apply to cause the aggregate number of shares of Common Stock issuable upon the conversion of the Preferred Stock issued to the Investor pursuant to this Agreement and pursuant to the Certificates of Designation to be approved for listing on the NASDAQ, subject to official notice of issuance. Other than as set forth in the immediately preceding sentence, neither party will initiate communications with NASDAQ in connection with the Transactions without the prior approval of the other party, and without the other party having the right to participate in such communications.

Section 5.10         Standstill. The Investor agrees that during the Standstill Period, without the prior written approval of the Board, the Investor will not, directly or indirectly, and will cause its controlled Affiliates not to:

(a)         acquire, offer or seek to acquire, agree to acquire or make a public proposal to acquire, by purchase or otherwise, any equity securities or debt securities of the Company, any securities convertible into or exchangeable for any such equity securities, any options or other derivative securities or contracts or instruments in any way related to the price of shares of Common Stock or any assets or property of the Company or any Subsidiary of the Company, or participation interests in any outstanding loans of the Company or any Subsidiary of the Company (but in any case excluding (i) any issuance by the Company of shares of Company Common Stock or options, warrants or other rights to acquire Common Stock (or the exercise thereof) to any Investor Director as compensation for their membership on the Board, (ii) the acquisition of the Preferred Stock or the acquisition of the shares of Common Stock issuable upon conversion of the Preferred Stock) and (iii) the acquisition of securities in accordance with Section 5.18;

(b)         make or in any way participate in any "solicitation" of "proxies" (whether or not relating to the election or removal of directors), as such terms are used in the rules of the SEC, to vote, or knowingly seek to advise or influence any Person with respect to voting of, any voting securities of the Company or call or seek to call a meeting of the Company's stockholders or initiate any stockholder proposal or action by the Company's stockholders, or seek election to or to place a Representative on the Board (other than pursuant to Section 5.13) or seek the removal of any director from the Board;

(c)          make any public announcement with respect to, or propose any merger or business combination, tender or exchange offer, recapitalization, reorganization or purchase of a material portion of the assets, properties or securities of the Company or any Subsidiary, or any other extraordinary transaction involving the Company or any Subsidiary, or enter into any discussions, negotiations, arrangements, understandings or agreements with any other Person regarding any of the foregoing;

(d)         otherwise act, alone or in concert with others, to seek to control or influence the management, Board or policies of the Company or any Subsidiary;

(e)          make any public proposal or statement of inquiry or publicly disclose any intention, plan or arrangement consistent with the foregoing;

(f)          advise, assist, knowingly encourage or direct any Person to do, or to advise, assist, encourage or direct any other Person to do, any of the foregoing;

(g)         take any action that would, in effect, require the Company to make a public Announcement with respect to any of the foregoing;

(h)         enter into any discussions, negotiations, arrangements or understandings with any third party (including, without limitation, security holders of the Company, but excluding, for the avoidance of doubt, any Investor Parties) with respect to any of the foregoing, including, without limitation, forming, joining or in any way participating in a "group" (as defined in Section 13(d)(3) of the Exchange Act) with any third party with respect to any of the foregoing;

(i)          request the Company or any of its Representatives, directly or indirectly, to amend or waive any provision of this Section 5.10, provided that this clause shall not prohibit the Investor Parties from making a confidential request to the Company seeking an amendment or waiver of the provisions of this Section 5.10, which the Company may accept or reject in its sole discretion, so long as any such request is made in a manner that does not require public disclosure thereof by the Company; or

(j)            contest the validity of this Section 5.10 or make, initiate, take or participate in any demand, Action (legal or otherwise) or proposal to amend, waive or terminate any provision of this Section 5.10;

provided, however, that nothing in this Section 5.10 will limit (1) the Investor Parties' ability to vote, Transfer (subject to Section 5.11), convert (subject to the Ownership Limitation), purchase Proposed Securities (subject to Section 5.20) or otherwise exercise rights under its Common Stock or Preferred Stock that were not acquired in contravention of this Section 5.10 or (2) the ability of any Investor Director to vote or otherwise exercise its fiduciary duties or otherwise act in its capacity as a member of the Board, and provided further that notwithstanding anything to the contrary in this Section 5.10, the Investor and its Affiliates may at any time (x) communicate privately with the Company's directors, officers or advisors or submit to the Board one or more confidential proposals or offers for a transaction (including a transaction that, if consummated, would result in a Change of Control), so long as, in each case, such communications and submissions are not intended to, and would not reasonably be expected to, require any public disclosure by the Company of such communications or submissions, as applicable, (y) acquire up to an additional 5% of any class of debt securities or loans of the Company and (z) after the first anniversary of the First Closing Date, acquire up to an additional 5% of the Common Stock (calculated based on the number of outstanding shares of Common Stock as of the Closing Date).

Section 5.11         Transfer Restrictions.

(a)          Except as otherwise permitted in this Agreement, until the date which is 18 months after the First Closing Date (such period, the "Restricted Period"), the Investor Parties will not (i) Transfer any Preferred Stock or Common Stock issued upon conversion of any Preferred Stock or (ii) make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a short sale the purpose of which is to offset the loss which results from a decline in the market price of, any shares of Preferred Stock or Common Stock, or otherwise establish or increase, directly or indirectly, a put equivalent position, as defined in Rule 16a-1(h) under the Exchange Act, with respect to the any of the Preferred Stock or Common Stock or any other capital stock of the Company.

(b)         Notwithstanding Section 5.11(a), the Investor Parties shall be permitted to Transfer any portion or all of their Preferred Stock or Common Stock issued upon conversion of the Preferred Stock at any time under any of the following circumstances:

(i)         Transfers to any Permitted Transferees of the Investor, but only if the transferee agrees in writing prior to such Transfer for the benefit of the Company (in form and substance reasonably satisfactory to the Company and with a copy thereof to be furnished to the Company) to be bound by the terms of this Agreement and if the transferee and the transferor agree for the benefit of the Company that the transferee shall Transfer the Preferred Stock or Common Stock so Transferred back to the transferor at or before such time as the transferee ceases to be a Permitted Transferee of the transferor;

(ii)         Transfers to the Company or its Subsidiaries;

(iii)         Transfers pursuant to a merger, tender offer or exchange offer, consolidation, recapitalization or other business combination, acquisition of assets or similar transaction or any Change of Control transaction involving the Company or any Subsidiary;

(iv)         Transfers in connection with the Back Leverage, including in connection with any foreclosure of any pledge of Preferred Stock or Common Stock;

(v)          Transfers following the commencement of any voluntary or involuntary bankruptcy proceeding involving the Company; or

(vi)         Transfers that have been approved in writing by the Board.

(c)          Notwithstanding Section 5.11(a) and (b), the Investor Parties will not at any time, directly or indirectly (without the prior written consent of the Board) Transfer any Preferred Stock or Common Stock issued upon conversion of any Preferred Stock to any Person that is known to be (1) a Specified Competitor, (2) an Activist Investor or (3) a Person or "group" (as defined in Section 13(d)(3) of the Exchange Act) of Persons who, to the knowledge of the Investor Parties, would beneficially own (on a fully as converted, as exercised basis) 10% or more of the Common Stock then outstanding (provided that the foregoing clauses (1)-(3) shall not restrict (i) any Transfer effected through a registered offering, (ii) any Transfer to a broker-dealer in a block sale or ordinary broker transaction not intended to circumvent the restrictions set forth herein or (iii) any Transfer pursuant to clause (iii) of Section 5.11(b)).

(d)         Any attempted Transfer in violation of this Section 5.11 shall be null and void ab initio.

Section 5.12         Legend.

(a)          All certificates or other instruments representing the Preferred Stock or Common Stock issued upon conversion of the Preferred Stock (if any) will bear a legend substantially to the following effect:

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS, OR EXCEPT, WITH RESPECT TO ANY COMMON STOCK, WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO TRANSFER AND OTHER RESTRICTIONS SET FORTH IN AN INVESTMENT AGREEMENT, DATED AS OF JUNE 13, 2020,

COPIES OF WHICH ARE ON FILE WITH THE SECRETARY OF THE ISSUER.

(b)             Upon request of the applicable Investor Party, upon receipt by the Company of an opinion of counsel reasonably satisfactory to the Company to the effect that such legend is no longer required under the Securities Act and applicable state securities laws, the Company shall promptly cause the first paragraph of the legend to be removed from any certificate for any Preferred Stock or Common Stock to be Transferred in accordance with the terms of this Agreement and the second paragraph of the legend shall be removed upon the expiration of such transfer and other restrictions set forth in this Agreement (and, for the avoidance of doubt, immediately prior to any termination of this Agreement).

Section 5.13            Board Matters; Election of Directors.

(a)             Effective as of the First Closing, the Company and the Board will increase the size of the Board to ten (10) members and the Board shall elect Kevin Schwartz and Alexander Corbacho, each of whom is a designee of the PSP Fund (each such individual, an "Initial Investor Director Designee") to the Board. Effective as of the earlier of (i) the first anniversary of the First Closing Date and (ii) the occurrence of an Event of Material Underperformance, which shall be determined based upon financial results of the Company and its Subsidiaries, which shall be delivered within forty-five (45) days following the end of each fiscal quarter (or ninety (90) days following the end of the quarter ending December 31, 2020) (the earlier to occur of clauses (i) and (ii), the "Triggering Event"), and until such time as the Investor no longer satisfies the 5% Beneficial Holding Requirement, the PSP Fund shall have the right to designate a number of members of the Board equal to the result of (rounded up to the nearest whole number) (1) the percentage determined by dividing (A) the number of shares of Common Stock the Investor Parties beneficially own (on an "as-converted basis" and, for the avoidance of doubt, without applying the Ownership Limitation) by (B) the total number of shares of Common Stock then outstanding (on an "as-converted basis") (such percentage, the "Common Ownership Percentage"), multiplied by (2) the then current size of the Board (counting, for purposes of this determination, all vacancies as filled) (each such Board designee other than the Initial Investor Director Designees, an "Additional Investor Director Designee"); provided that, notwithstanding anything to the contrary herein, if at any time the Common Ownership Percentage is 40% or greater, but less than 45%, the number of members of the Board which the PSP Fund shall have the right to designate will be rounded down and not up. From and after the occurrence of the Triggering Event, the PSP Fund may provide the Company and the Board with written notice of the Additional Investor Director Designees and promptly thereafter the Company and the Board will either increase the size of the Board as necessary in order to accommodate the Additional Investor Director Designee(s) or cause a sufficient number of members of the Board who are not Investor Directors to resign such that sufficient vacancies on the Board exist at such time and the Board shall elect the Additional Investor Director Designee(s) to the Board. Each Additional Investor Director Designee shall be reasonably acceptable to the Corporate Governance and Nominating Committee of the Board, following reasonable satisfaction by such individuals of customary background checks and who reasonably qualify as an "independent director"

under NASDAQ Rule 5605 (as amended, supplemented or replaced from time to time); provided that, any investment professional who (A) is a partner of an Investor Party, Paine Schwartz Partners LLC or their Affiliates, (B) has reasonably satisfied a customary background check and reasonably qualifies as an "independent director" under NASDAQ Rule 5605 (as amended, supplemented or replaced from time to time), (C) is not a Representative of a Competitor or a Specified Competitor (provided that for purposes of a Specified Competitor, such individual must be a Representative of a controlled Affiliate of such Specified Competitor engaged in one of the specific lines of business set forth on Schedule 1.01(a)) and (D) has not been involved in any of the events enumerated under Item 2(d) of Schedule 13D under the Exchange Act or Item 401(f) of Regulation S-K under the Securities Act and is not subject to any judgment prohibiting service as a director of a public company shall be deemed to be reasonably acceptable to the Board (and the Corporate Governance and Nominating Committee of the Board).  If any Investor Director shall at any time fail to satisfy any of the criteria set forth in the proviso in the immediately preceding sentence, at the written request of the Board, such Investor Director shall immediately resign, and the PSP Funds shall cause such Investor Director immediately to resign; provided that, for the avoidance of doubt, the Investor Parties will then have the right to designate a replacement Investor Director in such Person's stead. The Investor Parties will cause each Additional Investor Director Designee to make himself or herself reasonably available for interviews and to consent to such customary reference and background checks as the Board may reasonably request to determine such Person's eligibility and qualification to serve as a director of the Company.

(b)             Notwithstanding the foregoing, in the event the number of Investor Directors, in relative proportion to the size of the Board, exceeds the Common Ownership Percentage (rounded up) such that the Company is not in compliance with NASDAQ Rule 5640, then, at the written request of the Board, a minimum number of Investor Director Designees as is necessary for the Company to be in compliance with NASDAQ Rule 5640 shall, within ten (10) days after receipt of such written request, resign. The identities of the resigning Investor Directors shall be specified by the PSP Fund (or, if the PSP Fund fails to do so within ten (10) days after having been provided with such written request, by the Board).

(c)             All of the rights of the PSP Fund set forth in this Section 5.13 will terminate at such time as the Investor Parties no longer satisfy the 5% Beneficial Holding Requirement. At any time thereafter, at the written request of the Board, each Investor Director shall immediately resign, and the PSP Fund shall cause each Investor Director immediately to resign.

(d)             If the PSP Fund exercises its designation rights in accordance with the provisions of this Section 5.13, the Company and the Board shall (i) include the Investor Director Designees as nominees on the slate of nominees recommended by the Board (whether in the Company's Proxy Statement or otherwise) for election as directors of the Company at each of the Company's meetings of stockholders or action by written consent at which directors are to be elected and use its reasonable efforts to cause the election of each Investor Director Designee to the Board, (ii) recommend that the Company's stockholders vote in favor of the Investor Director Designees, (iii) support such nominees with substantially the same level of efforts and support as is used and/or provided for the other director nominees of the Company with respect to the applicable meeting of stockholders, (iv) cause the Board to have sufficient vacancies to permit such Investor Director Designee to be elected as members of the Board and (v) so long as any Investor Director Designee is eligible to be so designated in accordance with this Section 5.13, not take any action to remove such person as such a director without cause without the prior written consent of the Investor and the PSP Fund. The Investor and the PSP Fund shall not be required to comply with the advance notice provisions generally applicable to the nomination of directors by the Company so long as the Investor or the PSP Fund provide reasonable advance notice to the Company of the Investor Director Designees prior to the mailing of the Proxy Statement by the Company (provided, that the Company shall provide reasonable advance notice to the Investor and the PSP Fund of the expected mailing date). For the avoidance of doubt, failure of the stockholders of the Company to elect any Investor Director Designee to the Board shall not affect the right of the Investor or the PSP Fund to nominate directors for election pursuant to this Section 5.13 in any future election of directors.

(e)             Notwithstanding anything to the contrary herein, as a condition to any Investor Director Designee's election to the Board or nomination for election as a director of the Company at any meeting of the Company's stockholders, the PSP Fund and the Investor Director Designee must provide to the Company:

(i)            all information reasonably requested by the Company that is required to be or is customarily disclosed for directors and candidates for directors in a proxy statement or other required filings in accordance with applicable Law, any stock exchange rules or listing standards or the Company Charter Documents, in each case, relating to the Investor Director Designee's election as a director of the Company;

(ii)           all customary information reasonably requested by the Company in connection with assessing eligibility, independence and other criteria applicable to directors or satisfying compliance and legal or regulatory obligations, in each case, relating to the Investor Director Designee's nomination or election, as applicable, as a director of the Company; and

(iii)          an undertaking in writing by the Investor Director Designee (A) to be subject to, bound by and duly comply with the code of conduct in the form agreed upon by the other directors of the Company and (B) to waive notice of and recuse himself or herself from any meetings, deliberations or discussion of the Board or any committee thereof regarding any transactions which would result in an actual conflict of interest under applicable Law.

(f)             The Company will offer the Investor Director Designees an opportunity to sit on each regular committee of the Board in relative proportion to the number of Investor Director Designees on the Board (and no less than one seat on each committee), to the extent permitted by applicable Law and NASDAQ rules. If the Investor Director Designees fail to satisfy the applicable qualifications under Law or stock exchange rule to sit on any committee of the Board, then the Board shall offer the requisite number of Investor Director Designees the opportunity to attend (but not vote) at the meetings of such committee as an observer.

(g)             In the event of the death, disability, resignation or removal of an Investor Director as a member of the Board (other than pursuant to Section 5.13(b)), the Investor and/or the PSP Fund may designate an Investor Director Designee to replace such director and the Company and the Board shall cause such Investor Director Designee to fill such resulting vacancy.

(h)             The Company shall indemnify the Investor Directors and provide the Investor Directors with director compensation and director and officer insurance to the same extent as it indemnifies and provides such insurance to other members of the Board, pursuant to the Company Charter Documents, the DGCL or otherwise and the Company shall maintain in effect any such director and officer insurance in a manner that is no less favorable to the Investor Directors than the manner in which the Company provides and maintains director and officer insurance ("D&O Insurance") for the benefit of other directors on the Board. The Company acknowledges and agrees that the Company shall be the indemnitor of first resort with respect to any indemnification, advancement of expenses and/or insurance provided in the Company's certificate of incorporation, bylaws and/or any indemnification agreement entered into between the Company and the Investor Directors (such that the Company's obligations to such indemnitees are primary).

(i)              To the fullest extent permitted by the DGCL, and subject to any express agreement that may from time to time be in effect (including this Agreement) and applicable confidentiality obligations and securities law requirements, the Company agrees that any Investor Directors, the Investor, the PSP Fund, Paine Schwartz Partners LLC and any Affiliate or any Representative or portfolio company thereof (collectively, "Covered Persons") may, and shall have no duty not to, directly or indirectly, (i) invest in, carry on and conduct, whether as a partner in any partnership, or as a joint venturer in any joint venture, or as an officer, director, stockholder, equityholder or investor in any person, or as a participant in any syndicate, pool, trust or association, or otherwise, any business of any kind, nature or description, whether or not such business is competitive with or in the same or similar lines of business as the Company or any of its Subsidiaries, (ii) do business with any client, customer, vendor or lessor of any of the Company or its Affiliates or any other person with which any of the Company or its Affiliates has a business relationship; and/or (iii) make investments in any kind of property in which the Company or its Affiliates may make investments. To the fullest extent permitted by the DGCL, the Company renounces any interest or expectancy in any business or investments of any Covered Person as currently conducted or as may be conducted in the future, and waives any claim against a Covered Person. The Company agrees that in the event that a Covered Person acquires knowledge of a potential transaction or matter which may constitute a corporate opportunity for both (x) the Covered Person outside of his or her capacity as a member of the Board and (y) the Company or its Subsidiaries, the Covered Person shall not have any duty to offer or communicate information regarding such corporate opportunity to the Company or its Subsidiaries. To the fullest extent permitted by the DGCL, the Company hereby renounces any expectancy in any potential transaction or matter of which the

Covered Person acquires knowledge, except for any corporate opportunity which is expressly offered to a Covered Person specifically and only in his or her capacity as a member of the Board, and waives any claim against each Covered Person that such Covered Person is liable to the Company or its stockholders for breach of any fiduciary duty solely by reason of the fact that such Covered Person (A) pursues or acquires any corporate opportunity for its own account or the account of any Affiliate or other person, (B) directs, recommends, sells, assigns or otherwise transfers such corporate opportunity to another Person or (C) does not communicate information regarding such corporate opportunity to the Company; provided that, in each such case, any corporate opportunity which is expressly offered to a Covered Person specifically and only in his or her capacity as a member of the Board shall belong to the Company.

(j)              For the avoidance of doubt, (i) any Investor Director shall be subject to all policies and procedures of the Company applicable to members of the Board generally and (ii) Paine Schwartz Partners, LLC, the PSP Fund and any other Investor Party shall not be subject to any insider trading policy of the Company or any of its Subsidiaries.

Section 5.14            Tax Matters.

(a)             The Company and its paying agent shall be entitled to withhold Taxes on all payments on the Preferred Stock or Common Stock or other securities issued upon conversion of the Preferred Stock, in each case to the extent required by applicable Law. The Company shall (i) promptly (and, in any event, at least three (3) Business Days prior to the date the applicable payment is scheduled to be made) notify the Investor in writing if it determines that it has any such requirement to withhold and (ii) give the Investor a reasonable opportunity to provide any form, certificate or other evidence to reduce or eliminate such withholding. If, notwithstanding the foregoing, any withholding is required to be made in respect of any payment on the Preferred Stock, Common Stock or other security, then promptly after making such withholding, the Company shall timely remit such withheld amounts to the applicable Taxing Authority and shall furnish the Investor with copies of any tax certificate, receipt or other documentation reasonably acceptable to the Investor evidencing such payment. On the First Closing Date, the Investor shall deliver to the Company or its paying agent a duly executed and properly completed IRS Form W-9 or an appropriate IRS Form W-8, as applicable.

(b)             The Company shall pay any and all documentary, stamp, issue, transfer and similar Taxes due on (x) the issuance of the Preferred Stock and (y) the issuance of shares of Common Stock upon conversion of the Preferred Stock. However, in the case of conversion of Preferred Stock, the Company shall not be required to pay any Tax that may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock or Preferred Stock to a beneficial owner other than the beneficial owner of the Preferred Stock immediately prior to such conversion, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of any such Tax, or has established to the satisfaction of the Company that such Tax has been paid.

(c)             At or prior to the First Closing, the Company shall deliver to the Investor an affidavit certifying that interests in the Company are not "United States real property interests" (within the meaning of Section 897 of the Code), dated as of the First Closing Date, in form and substance as required by Treasury Regulations Sections 1.1445-2(c) and 1.897-2(h).

(d)             The Company and the Investor agree that it is their intention that (i) the Series B-1 Preferred Stock and the Series B Preferred Stock shall be treated as stock that is not "preferred stock" within the meaning of Section 305 of the Code and the Treasury Regulations issued thereunder, (ii) the Investor shall not be required to include in income as a dividend for U.S. federal income tax purposes any income or gain in respect of the Preferred Stock on account of the accrual of dividends thereon (including any deemed dividends or as a result of any discount), the issuance of the Series B-2 Shares pursuant to Section 2.01(b) or the exchange of the Series B-1 Shares and Series B-2 Shares for the Series B Shares pursuant to Section 2.04, in each case unless and until such dividends are declared and paid in cash, and (iii) the issuance of the Series B-2 Shares shall be disregarded such that the exchange of the Series B-1 Shares and Series B-2 Shares for the Series B Shares pursuant to Section 2.04 shall be treated as an exchange of Series B-1 Shares for Series B Shares in a transaction described in Section 368(a)(1)(E) of the Code pursuant to which no income, gain or loss is recognized. The Company and the Investor agree to take no positions or actions inconsistent with such treatment (including on any IRS Form 1099), unless otherwise required pursuant to a "determination" within the meaning of Section 1313(a) of the Code or by a change in Law after the date hereof.

(e)             On each of the Second Closing Date and the Exchange Closing Date, the Company will deliver to the Investor, as applicable, either (i) written confirmation that the Company did not have any current or accumulated E&P as of such date or (ii) a written calculation of the Company's current and accumulated E&P as of such date, together with reasonable supporting detail. Within fifteen (15) days of the end of the taxable year that includes the Second Closing Date and the Exchange Closing Date, the Company will deliver to the Investor, as applicable, either (i) written confirmation that the Company did not have any current or accumulated E&P for such taxable year or (ii) a written calculation of the Company's current and accumulated E&P for such taxable year, together with reasonable supporting detail.

Section 5.15            Use of Proceeds. The Company shall use the net proceeds from the issuance and sale of the Series B-1 Shares in the following order: (a) first, in connection with the repayment of outstanding Indebtedness under the Credit Facility and to effectuate either (i) a refinancing of the Company's outstanding debt capital structure with a new senior secured credit facility (composed of a term loan and revolving credit facility) or (ii) an amend and extend of the Credit Facility, in each case either (A) to the extent expressly described on Schedule I, on the terms set forth on Schedule I (provided that each such term, if amended, will be amended in a manner not adverse to the Investor), and if not otherwise set forth on Schedule I, on terms that are (x) customary for a term B senior credit facility syndicated to the institutional term loan market of the size and type described on Schedule I and (y) reasonably satisfactory to the Investor or (B) reasonably satisfactory to and with the prior written approval of the Investor, such approval not to be unreasonably withheld (the "Post-Closing Credit Facility" and such transactions, collectively, the "Refinancing Transactions"); (b) second, to pay for any costs, fees and expenses incurred in connection with the Transactions; and (c) third, for general corporate purposes. For the avoidance of doubt, the Refinancing Transactions will specifically permit, and shall in no event limit, the terms, conditions and rights of the Preferred Stock as set forth in the applicable Certificates of Designation and any other rights of the Investor Parties set forth herein except to the extent otherwise provided herein or as otherwise agreed in writing by the Investor.

Section 5.16            Back Leverage Cooperation. If requested by the Investor, the Company will provide the following cooperation in connection with the Investor obtaining any Back Leverage: (a) entering into a customary issuer agreement, (b) if so requested by such lender or counterparty, as applicable, re-registering the pledged Preferred Stock and/or shares of Common Stock to be issued upon conversion of the Preferred Stock, as applicable, in the name of the relevant lender, counterparty, custodian or similar party to a Back Leverage, in certificated or restricted book-entry form on the books and records of the Company's transfer agent, in each case, subject to appropriate transfer restrictions and related restrictive legends, (c) entering into customary triparty agreements reasonably acceptable to the Company with each lender or counterparty and the Investor relating to the delivery of the Preferred Stock and shares of Common Stock, in certificated or restricted book-entry form on the books and records of the Company's transfer agent or DTC, subject to appropriate transfer restrictions and related restrictive legends, to the relevant lender or counterparty for crediting to the relevant collateral accounts upon funding of any Back Leverage and payment of the purchase price, including a right for such lender or counterparty as a third-party beneficiary of the Company's obligation under Article II to issue the Preferred Stock upon payment of the full purchase price therefor or satisfaction of the applicable conditions with respect to the issuance thereof, in each case in accordance with the terms of this Agreement and/or (d) such other cooperation and assistance in connection with such Back Leverage as the Investor or such lender or counterparty may reasonably request. Upon request by any Investor, the Company and the Investor shall consider in good faith any amendments to this Agreement or the Certificates of Designation proposed by such lender or counterparty as necessary to facilitate the consummation of the Back Leverage, and the Company and the Investor shall consent to any such amendment that is not adverse in any material respect to the interests of the Company or the Investor, as applicable (as determined in good faith by the Company or the Investor, as applicable).

Section 5.17            Securities Laws. During the period from the date of this Agreement until the applicable Closing Date (or such earlier date on which this Agreement may be terminated pursuant to Section 7.01, as applicable), the Company shall (a) use its commercially reasonable efforts to (i) obtain all necessary Permits and qualifications, if any, or secure an exemption therefrom, required by any state or country prior to the offer and sale of Common Stock and/or Preferred Stock and (ii) cause such authorization, approval, Permit or qualification to be effective as of the applicable Closing and as of any conversion of Preferred Stock; provided, that in connection therewith the Company shall (i) not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction or subject itself to taxation in any jurisdiction in which it is not otherwise subject to taxation on the date of this Agreement; and (ii) not take any action or steps that would cause the offering or issuance of Preferred Stock under this Agreement to be integrated with other offerings by the Company.

Section 5.18            Participation Rights.

(a)             For the purposes of this Section 5.18, "Excluded Stock" shall mean (i) shares of equity securities issued by the Company as a stock dividend payable in shares of equity securities, or upon any subdivision or split-up of the outstanding shares of capital stock, (ii) the issuance of shares of equity securities (including upon exercise of options) to directors, employees or consultants of the Company pursuant to a Company Stock Plan or other stock option plan, restricted stock plan or other similar plan approved by the Board, (iii) securities issued pursuant to the conversion, exercise or exchange of the Preferred Stock issued to the Investor, (iv) shares of equity securities issued as consideration in connection with a "business combination" (as defined by the rules and regulations promulgated by the SEC) or as consideration in connection with bona fide acquisitions of securities or all or any material portion of the assets of another unaffiliated Person, business unit, division or business (an "Acquisition Transaction"), (v) securities issued pursuant to the conversion, exercise or exchange of Preferred Stock or any warrants outstanding as of the date hereof, (vi) shares of a Subsidiary of the Company issued to the Company or a wholly owned Subsidiary of the Company, (vii) securities of a joint venture (provided that no Affiliate (other than any Subsidiary of the Company) of the Company acquires any interest in such securities in connection with such issuance), (viii) shares of equity securities issued to a third-party lender as additional yield or return (in the form of a customary "equity kicker") in respect of a bona fide borrowing by the Company that is primarily a debt financing transaction, (ix) the Series B-2 Shares and Series B Shares to be issued pursuant to Section 2.03 or Section 2.04, respectively, or (x) any shares or other equity interests issued to the Investor or any of its Affiliates pursuant to Section 5.18(i).

(b)             For so long as the 10% Beneficial Holding Requirement continues to be satisfied, if the Company proposes to issue equity of any kind (the term "equity securities" shall include for these purposes Common Stock and any warrants, options or other rights to acquire, or any securities that are exercisable for, exchangeable for or convertible into, Common Stock or any other class of capital stock of the Company), other than Excluded Stock, then, the Company shall:

(i)            give written notice to the Investor, no less than five (5) Business Days prior to the closing of such issuance, setting forth in reasonable detail (A) the designation and all of the terms and provisions of the securities proposed to be issued (the "Proposed Securities"), including, where applicable, the voting powers, preferences and relative participating, optional or other special rights, and the qualification, limitations or restrictions thereof and interest rate and maturity; (B) the price and other terms of the proposed sale of such securities; (C) the amount of such securities proposed to be issued; and (D) such other information as the Investor may reasonably request in order to evaluate the proposed issuance (except that the Company shall not be required to deliver any information that has not been or will not be provided or otherwise made available to the proposed purchasers of the Proposed Securities); and

(ii)            offer to issue and sell to the Investor Parties, on such terms as the Proposed Securities are issued and upon full payment by the Investor Parties, a portion of the Proposed Securities equal to a percentage determined by dividing (A) the number of shares of Common Stock the Investor Parties beneficially own (on an "as-converted basis") by (B) the total number of shares of Common Stock then outstanding (on an "as-converted basis") (the "Participation Portion"); provided, however, that, subject to compliance with the terms and conditions set forth in Section 5.18(h), the Company shall not be required to offer to issue or sell to the applicable Investor Parties (or to any of them) the portion of the Proposed Securities that would require the Company to obtain stockholder approval in respect of the issuance of any Proposed Securities under the listing rules of NASDAQ or any other securities exchange or any other applicable Law (provided, further, however, that the Company shall still be obligated to provide written notice of such proposed issuance to the Investor pursuant to Section 5.18(b)(i), which notice shall include a description of the Proposed Securities (including the number thereof) that would require stockholder approval in respect of the issuance thereof (the "Restricted Issuance Information")).

(c)             The Investor will have the option, on behalf of the applicable Investor Parties, exercisable by written notice to the Company, to accept the Company's offer and commit to purchase any or all of the securities offered to be sold by the Company to the Investor Parties, which notice must be given within five (5) Business Days after receipt of such notice from the Company. The closing of the exercise of such subscription right shall take place simultaneously with the closing of the sale of the Proposed Securities giving rise to such subscription right; provided, however, that the closing of any purchase by any such Investor Party may be extended beyond the closing of the sale of the Proposed Securities giving rise to such preemptive right (but shall not delay such closing for any other purchaser) to the extent necessary to (i) obtain required approvals from any Governmental Authority or (ii) permit the Investor Parties to receive proceeds from calling capital pursuant to commitments made by its (or its Affiliated investment funds') limited partners.

(d)             Upon the expiration of the offering period described above, the Company will be free to sell such Proposed Securities that the Investor Parties have not elected to purchase during the ninety (90) days following such expiration on terms and conditions no more favorable to the purchasers thereof than those offered to the Investor Parties in the notice delivered in accordance with Section 5.18(b). Any Proposed Securities offered or sold by the Company after such 90-day period must be reoffered to the Investor Parties pursuant to this Section 5.18.

(e)             The election by any Investor Party not to exercise its subscription rights under this Section 5.18 in any one instance shall not affect their right as to any subsequent proposed issuance.

(f)              Notwithstanding anything in this Section 5.18 to the contrary, the Company will not be deemed to have breached this Section 5.18 if not later than thirty (30) Business Days following the issuance of any Proposed Securities in contravention of this Section 5.18, the Company or the transferee of such Proposed Securities offers to sell a portion of such equity securities or additional equity securities of the type(s) in question to each Investor Party so that, taking into account such previously-issued Proposed Securities and any such additional Proposed Securities, each Investor Party will have had the right to purchase or subscribe for Proposed Securities in a manner consistent with the allocation and other terms and upon the same economic and other terms provided for in Section 5.18(b) and Section 5.18(c).

(g)             In the case of an issuance subject to this Section 5.18 for consideration in whole or in part other than cash, including securities acquired in exchange therefor (other than securities by their terms so exchangeable), the consideration other than cash shall be deemed to be the Fair Market Value thereof.

(h)             In the event that the Company is not required to offer or reoffer to the Investor Parties any Proposed Securities because such issuance would require the Company to obtain stockholder approval in respect of the issuance of any Proposed Securities under the listing rules of NASDAQ or any other securities exchange or any other applicable Law, the Company shall, upon the Investor Parties' reasonable request delivered to the Company in writing within no later than five (5) Business Days following its receipt of the written notice of such issuance to the Investor Parties pursuant to Section 5.18(b)(i) (together with the Restricted Issuance Information), at the Investor Parties' election:

(i)            waive the restrictions set forth in Section 5.10(a) solely to the extent necessary to permit any Investor Party to acquire such number of securities of the Company (including Common Stock) equivalent to its Participation Portion of the Proposed Securities such Investor Party would have been entitled to purchase had it been in entitled to acquire such Proposed Securities pursuant to Section 5.18(c) (provided, that such request by Investor Parties shall not be deemed to be a violation of Section 5.10(i));

(ii)            consider and discuss in good faith modifications proposed by the Investor Parties to the terms and conditions of such portion of the Proposed Securities which would otherwise be issued to the Investor Parties such that the Company would not be required to obtain stockholder approval in respect of the issuance of such Proposed Securities as so modified; and/or

(iii)          solely to the extent that stockholder approval is required in connection with the issuance of equity securities to Persons other than the Investor Parties, take such actions as may be reasonably necessary to seek stockholder approval in respect of the issuance of any Proposed Securities to the Investor Parties.

(i)              Notwithstanding the foregoing or anything to the contrary in this Agreement or the other Transaction Documents, if on or prior to the first anniversary of the First Closing Date the Company signs a definitive agreement to effect an Acquisition Transaction (A) with any Person listed on Schedule II, the Investor will have the right to invest up to an additional $50,000,000 in connection with such Acquisition Transaction on the same terms as the Series B Preferred Stock, to the extent the Company requires additional equity to finance such Acquisition Transaction, or (B) with any other Person, the Investor will have the right to invest up to an additional $50,000,000 in connection with such Acquisition Transaction on terms no less favorable than the terms the Company proposes or provides to any third parties in connection with the offering, sale or issuance of equity securities for purposes of financing such Acquisition Transaction; provided that, in each such case under either clause (A) or (B) to the extent equity financing is proposed to be used by the Company to finance such Acquisition Transaction and whether or not the participation rights set forth in this Section 5.18 otherwise would or would not apply. For the avoidance of doubt, (x) in no event shall the Investor have the right to invest more than $50,000,000 in the aggregate pursuant to this Section 5.18(i) and (y) if the Investor declines to exercise its rights under this Section 5.18(i) with respect to any financing in connection with an Acquisition Transaction, it shall retain its rights set forth in the other sections of Section 5.18 with respect to any such financing, to the extent applicable.

Section 5.19            Section 16 Matters. If the Company becomes a party to a consolidation, merger or other similar transaction that may result in the Investor, its Affiliates and/or any Investor Director being deemed to have made a disposition of equity securities of the Company or derivatives thereof for purposes of Section 16 of the Exchange Act, and if any Investor Director is serving on the Board at such time or has served on the Board during the preceding six months, then (a) the Board will pre-approve such disposition of equity securities or derivatives thereof for the express purpose of exempting the Investor's, its Affiliates' and the Investor Directors' interests (to the extent the Investor or its Affiliates may be deemed to be "directors by deputization") in such transaction from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 thereunder and (b) if the transaction involves (i) a merger or consolidation to which the Company is a party and capital stock is, in whole or in part, converted into or exchanged for equity securities of a different issuer, (ii) a potential acquisition by the Investor, the Investor's Affiliates and/or the Investor Directors of equity securities of such other issuer or derivatives thereof and (iii) an Affiliate or other designee of the Investor or its Affiliates will serve on the board of directors (or its equivalent) of such other issuer, then if the Investor requires that the other issuer pre-approve any acquisition of equity securities or derivatives thereof for the express purpose of exempting the interests of any director or officer of the Company or any of its Subsidiaries in such transactions from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 thereunder, the Company shall require that such other issuer pre-approve any such acquisitions of equity securities or derivatives thereof for the express purpose of exempting the interests of the Investor's, its Affiliates' and the Investor Directors' (for the Investor and/or its Affiliates, to the extent such persons may be deemed to be "directors by deputization" of such other issuer) in such transactions from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 thereunder.

Section 5.20            Information Rights. In order to facilitate (a) the PSP Fund's and the Investor's compliance with legal and regulatory requirements applicable to the beneficial ownership by the Investor and its Affiliates of equity securities of the Company, and (b)

oversight of the PSP Fund's and the Investor's investment in the Company, for so long as the 10% Beneficial Holding Requirement continues to be satisfied, the Company agrees promptly to provide the PSP Fund with the following: (i) within 90 days after the end of each fiscal year of the Company, (A) an audited, consolidated balance sheet of the Company and its Subsidiaries as of the end of such fiscal year and (B) audited, consolidated statements of income (with comparison to prior year and, commencing in the calendar year 2021, budget), reconciliation of net income to adjusted EBITDA, comprehensive income, cash flows and changes in shareholders' equity of the Company and its Subsidiaries for such fiscal year; provided that this requirement shall be deemed to have been satisfied if on or prior to such date the Company files its annual report on Form 10-K for the applicable fiscal year with the SEC; (ii) within 45 days after the end of each of the first three quarters of each fiscal year of the Company, (A) an unaudited, consolidated balance sheet of the Company and its Subsidiaries as of the end of such fiscal quarter and (B) consolidated statements of income (with comparison to prior year and, commencing in the calendar year 2021, budget), reconciliation of net income to adjusted EBITDA, comprehensive income and cash flows of the Company and its Subsidiaries for such fiscal quarter; provided that this requirement shall be deemed to have been satisfied if on or prior to such date the Company files its quarterly report on Form 10-Q for the applicable fiscal quarter with the SEC; (iii) within 15 Business Days after the end of each month, consolidated statements of pre-Tax income, adjusted EBITDA and capital expenditures (in each case, with a comparison to prior year and, commencing in 2021, budget), of the Company and its Subsidiaries for such month; (iv) within 45 days after the end of each fiscal quarter, a quarterly reforecast budget (which will include detail on capital expenditures for such quarter); (v) copies of all material, substantive materials (which may include monthly financial information, budget and business plans, material documents provided to creditors, among others) provided to the Board at substantially the same time as provided to the Board; provided that the Company shall not be obligated to provide such access or materials set forth in this Section 5.20 if the Company determines, in its reasonable judgment, that doing so could (w) result in the disclosure of trade secrets or competitively sensitive information to third parties, (x) materially violate applicable Law, (y) jeopardize the protection of an attorney-client privilege, attorney work product protection or other legal privilege, or (z) expose the Company to risk of liability for disclosure of personal information; and (vi) the information set forth on Section 5.20(v) of the Company Disclosure Letter.

Section 5.21            Equity Financing.

(a)             The Investor shall use its reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things reasonably necessary to obtain the proceeds of the Financing at or prior to the First Closing on the terms and conditions set forth in the Equity Commitment Letter, including: (i) complying with and performing all of its obligations under the Equity Commitment Letter, (ii) maintaining the Equity Commitment Letter in full force and effect in accordance with its terms, (iii) consummating the Financing at or prior to the First Closing, including enforcing its rights under the Equity Commitment Letter to cause the funding of the Financing at or prior to the First Closing, and (iv) satisfying on a timely basis all conditions to the Financing set forth in the Equity Commitment Letter.

(b)             The Investor shall not replace, amend, supplement, modify or waive the Equity Commitment Letter or any provision thereof without the Company's prior written consent. Notwithstanding anything to the contrary set forth herein, in no event shall the Investor consent to or permit (including by amendment, waiver or otherwise) any assignment, reduction or novation of any commitment of the PSP Fund under the Equity Commitment Letter except as expressly provided therein. Upon any amendment, supplement, modification or replacement of the Equity Commitment Letter that is consented to by the Company in accordance with the foregoing (or which is otherwise expressly permitted under the Equity Commitment Letter), the term "Equity Commitment Letter" shall mean the Equity Commitment Letter as so amended, supplemented, modified or replaced, the term "PSP Fund" shall mean the Persons that have committed to provide financing pursuant to the Equity Commitment Letter as so amended, supplemented, modified or replaced, and references to "Financing" shall include the financing contemplated by the Equity Commitment Letter as so amended, supplemented, modified or replaced. The Investor shall provide the Company prompt notice upon receiving written notice or a written communication in respect of, or otherwise obtaining knowledge of, any breach, default, repudiation, cancellation or termination by the PSP Fund of the Equity Commitment Letter.

Section 5.22            Refinancing Transactions Cooperation.

(a)             The Company shall (i) keep the Investor informed on a current basis and in reasonable detail of the status of its efforts to arrange, negotiate and consummate the Refinancing Transactions; (ii) provide the Investor and its Representatives with copies of all drafts of the definitive agreements, schedules, security agreements and related material ancillary documents, certificates and agreements related to the Refinancing Transactions and shall consider any of Investor's comments thereto in good faith; (iii) provide the Investor and its representatives, in advance, with drafts of all marketing materials, lender presentations, private placement memoranda, bank information memoranda, business projections, ratings agency presentations and other information to be used with third parties in connection with the Refinancing Transactions and shall consider Investor's comments thereto in good faith; and (iv) provide Investor and its Representatives, in advance, with any financial information, budgets, business plans, financial statements (including any pro forma financial statements) or other pertinent information requested or required to be furnished to the ratings agencies, prospective financing sources and/or lenders in connection with the Refinancing Transactions.

(b)            Without limiting the generality of Section 5.22(a), the Company must give the Investor prompt notice if for any reason the Company at any time believes that it will not be able to consummate the Refinancing Transactions Financing on the terms or in the manner contemplated herein.  The Company must provide any information reasonably requested by the Investor relating to the circumstances referred to in the previous sentence as soon as reasonably practical (but in any event with two (2) Business Days) after the date that the Investor delivers a written request therefor to the Company.

Article VI

Conditions to the First Closing and the Second Closing

Section 6.01            Conditions to the Obligations of the Company and the Investor at the First Closing. The respective obligations of each of the Company and the Investor to effect the First Closing shall be subject to the satisfaction (or waiver, if permissible under applicable Law) on or prior to the First Closing Date of the following conditions:

(a)             no temporary or permanent Judgment shall have been enacted, promulgated, issued, entered, amended or enforced by any Governmental Authority nor shall any proceeding brought by a Governmental Authority seeking any of the foregoing be pending, or any applicable Law shall be in effect, in each case which has the effect of restraining, enjoining or otherwise prohibiting the consummation of the Transactions (collectively, "Restraints"); and

(b)             the waiting period (and any extension thereof) or approval applicable to the consummation of Transactions under the HSR Act shall have expired, been terminated or otherwise received;

Section 6.02            Conditions to the Obligations of the Company at the First Closing. The obligations of the Company to effect the First Closing shall be further subject to the satisfaction (or waiver, if permissible under applicable Law) on or prior to the First Closing Date of the following conditions:

(a)             the representations and warranties of the Investor set forth in this Agreement shall be true and correct in all material respects as of the date hereof and as of the First Closing Date with the same effect as though made on and as of the First Closing Date (except to the extent expressly made as of an earlier date, in which case as of such earlier date);

(b)             the Investor shall pay the Purchase Price less the PSP Transaction Fee Amount in full concurrently with the First Closing, and shall have complied with or performed in all material respects its other obligations required to be complied with or performed by it pursuant to this Agreement at or prior to the First Closing; and

(c)             the Company shall have received a certificate, signed on behalf of the Investor by an executive officer thereof, certifying that the conditions set forth in Section 6.02(a) and Section 6.02(b) have been satisfied.

Section 6.03            Conditions to the Obligations of the Investor at the First Closing. The obligation of the Investor to effect the First Closing shall be further subject to the satisfaction (or waiver, if permissible under applicable Law) on or prior to the First Closing Date of the following conditions:

(a)             the representations and warranties of the Company (i) set forth in Sections 3.01, 3.02, 3.03(a), 3.11, 3.12 and 3.17 (the "Fundamental Representations") (A) to the extent qualified or limited by "materiality", "Material Adverse Effect" or words of similar import, shall be true and correct in all respects and (B) to the extent not qualified or limited by "materiality", "Material Adverse Effect" or words of similar import, shall be true and correct in all material respects, in each case as of the date hereof and as of the First Closing Date with the same effect as though made as of the First Closing Date (except to the extent expressly made as of an earlier date, in which case as of such earlier date); (ii) set forth in Section 3.06 shall be true and correct in all respects as of the date hereof and as of the First Closing Date with the same effect as though made as of the First Closing Date, and (iii) set forth in this Agreement, other than those listed in the immediately preceding clauses (i) and (ii) shall be true and correct (disregarding all qualifications or limitations as to "materiality", "Material Adverse Effect" and words of similar import set forth therein) as of the First Closing Date with the same effect as though made as of the date hereof and as of the First Closing Date (except to the extent expressly made as of an earlier date, in which case as of such earlier date), except, in the case of this clause (iii), where the failure to be true and correct would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(b)             the Company shall have complied with or performed in all material respects its obligations required to be complied with or performed by it pursuant to this Agreement at or prior to the First Closing;

(c)             no effect, change, event or occurrence that has or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect shall have occurred since the date of this Agreement;

(d)             the Investor shall have received a certificate, signed on behalf of the Company by an executive officer thereof, certifying that the conditions set forth in Section 6.03(a) - (c) have been satisfied;

(e)             the Board shall have taken all actions necessary and appropriate to cause to be elected to the Board, effective immediately upon the First Closing, the Initial Investor Director Designees;

(f)              any shares of Common Stock issuable upon conversion of the Preferred Stock (other than any additional shares of Preferred Stock that may be issued as dividends payable in kind) at the Conversion Price specified in the applicable Certificate of Designation as in effect on the date hereof shall have been approved for listing on the NASDAQ, subject to official notice of issuance; and

(g)             the Company shall have consummated, or will consummate concurrent with the First Closing, the Refinancing Transactions.

Section 6.04            Conditions to the Obligations of the Company and the Investor at the Second Closing. The respective obligations of each of the Company and the Investor to effect the Second Closing shall be subject to the satisfaction (or waiver, if permissible under applicable Law) on or prior to the Second Closing Date of the following conditions:

(a)             the First Closing shall have been consummated; and

(b)             the FIRB Approval shall have been obtained.

Article VII

Termination; Survival

Section 7.01            Termination Prior to the First Closing. This Agreement may only be terminated at any time prior to the First Closing:

(a)             by the mutual written consent of the Company and the Investor;

(b)             by either the Company or the Investor upon written notice to the other, if the First Closing has not occurred on or prior to September 12, 2020 (the "Termination Date"); provided that the right to terminate this Agreement under this Section 7.01(b) shall not be available to any party if the breach by such party of its representations and warranties set forth in this Agreement or the failure of such party to perform any of its obligations under this Agreement has been a principal cause of or primarily resulted in the events specified in this Section 7.01(b);

(c)             by either the Company or the Investor if any Restraint enjoining or otherwise prohibiting consummation of the First Closing shall be in effect and shall have become final and nonappealable prior to the First Closing Date; provided that the right to terminate this Agreement pursuant to this Section 7.01(c) will not be available to any party that has breached in any material respect any provision of this Agreement in any manner that was the primary cause of the Restraint;

(d)             by the Investor if the Company shall have breached any of its representations or warranties or failed to perform any of its covenants or agreements set forth in this Agreement, which breach or failure to perform (i) would give rise to the failure of a condition set forth in Section 6.03(a) or Section 6.03(b) to be satisfied at the First Closing and (ii) is incapable of being cured prior to the Termination Date, or if capable of being cured, shall not have been cured within 30 calendar days (but in no event later than the Termination Date) following receipt by the Company of written notice of such breach or failure to perform from the Investor stating the Investor's intention to terminate this Agreement pursuant to this Section 7.01(d) and the basis for such termination; provided that the Investor shall not have the right to terminate this Agreement pursuant to this Section 7.01(d) if (A) the Investor is then in material breach of any of its representations, warranties, covenants or agreements hereunder such that the Company has the right to terminate this Agreement pursuant to Section 7.01(e) and (B) the Company is not then in material breach of any of its representations, warranties, covenants or agreements hereunder; or

(e)             by the Company if the Investor shall have breached any of its representations or warranties or failed to perform any of its covenants or agreements set forth in this Agreement, which breach or failure to perform (i) would give rise to the failure of a condition set forth in Section 6.02(a) or Section 6.02(b) to be satisfied at the First Closing and (ii) is incapable of being cured prior to the Termination Date, or if capable of being cured, shall not have been cured within 30 calendar days (but in no event later than the Termination Date) following receipt by the Investor of written notice of such breach or failure to perform from the Company stating the Company's intention to terminate this Agreement pursuant to this Section 7.01(e) and the basis for such termination; provided that the Company shall not have the right to terminate this Agreement pursuant to this Section 7.01(e) if (A) the Company is then in material breach of any of its representations, warranties, covenants or agreements hereunder such that the Investor has the right to terminate this Agreement pursuant to Section 7.01(d) and (B) the Investor is not then in material breach of any of its representations, warranties, covenants or agreements hereunder.

Section 7.02            Effect of Termination Prior to the First Closing. In the event of the termination of this Agreement as provided in Section 7.01, written notice thereof shall be given to the other party, specifying the provision hereof pursuant to which such termination is made, and this Agreement shall forthwith become null and void (other than Section 5.07, Section 5.08, this Section 7.02 and Article VIII, all of which shall survive termination of this Agreement and the Confidentiality Agreement (which shall survive in accordance with its terms)), and there shall be no liability on the part of the Investor or the Company or their respective directors, officers and Affiliates in connection with this Agreement, except that no such termination shall relieve any party from liability for damages for Fraud.

Section 7.03            Termination of Certain Provisions Following First Closing and Prior to Second Closing. From and after the First Closing and prior to the Second Closing, if and only if a FIRB Prohibition occurs, Section 2.01(b), Section 2.03, Section 2.04 and Section 5.06 ("Second Closing Terminated Provisions") shall automatically, and without any further action from the parties, become null and void (provided that, for the avoidance of doubt, all of the other terms and conditions of this Agreement as applicable to the Series B-1 Preferred Stock shall continue in accordance with their respective terms and the references to Section 5.06 set forth in the Series B-1 Certificate of Designation shall continue to apply), and there shall thereafter be no liability or obligations on the part of the Investor or the Company or their respective directors, officers and Affiliates in connection with the Second Closing Terminated Provisions, except that no such termination shall relieve any party from liability for damages for Fraud.

Section 7.04            Survival. All of the covenants or other agreements of the parties contained in this Agreement shall survive until fully performed or fulfilled, unless and to the extent that non-compliance with such covenants or agreements is waived in writing by the party entitled to such performance. All representations and warranties contained in this Agreement (including the schedules and the certificates delivered pursuant hereto) will survive the First Closing Date until the date which is twelve (12) months after the First Closing Date; provided that the Fundamental Representations shall survive the First Closing Date for forty-eight (48) months following the First Closing Date; provided further that nothing herein shall relieve any party of liability for any inaccuracy or breach of such representation or warranty to the extent that any good faith allegation of such inaccuracy or breach is made in writing prior to such expiration by a Person entitled to make such claim pursuant to the terms and conditions of this Agreement. For the avoidance of doubt, claims may be made with respect to the breach of any representation, warranty or covenant until the applicable survival period therefor as described above expires.

Article VIII

Miscellaneous

Section 8.01            Amendments; Waivers. Subject to compliance with applicable Law, this Agreement and the exhibits hereto (including the Certificates of Designation) may be amended, modified or supplemented in any and all respects only by written agreement of the parties hereto; provided that, (a) the consent of the parties shall not be unreasonably withheld, conditioned or delayed with respect to any amendment or modification to the Certificates of Designation necessary to comply with applicable Law and (b) the Certificates of Designation may be modified by the Company solely to the extent necessary to give effect to, and consistent with, the terms of the Post-Closing Credit Facility approved by the Investor pursuant to the provisions of Section 5.15, which modifications shall be provided in advance to the Investor and shall incorporate any reasonable changes requested by the Investor.

Section 8.02            Extension of Time, Waiver, Etc. The Company and the Investor may, subject to applicable Law, (a) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document delivered pursuant hereto, (b) extend the time for the performance of any of the obligations or acts of the other party or (c) waive compliance by the other party with any of the agreements contained herein applicable to such party or, except as otherwise provided herein, waive any of such party's conditions. Notwithstanding the foregoing, no failure or delay by the Company or the Investor in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right hereunder. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

Section 8.03            Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of Law or otherwise, by any of the parties hereto without the prior written consent of the other party hereto; provided, however, that (a) without the prior written consent of the Company, the Investor or any Investor Party may assign its rights, interests and obligations under this Agreement, in whole or in part, to one or more Permitted Transferees, including as contemplated in Section 5.11 so long as the assignee shall agree in writing to be bound by the provisions of this Agreement, including the rights, interests and obligations so assigned, (b) without the prior written consent of the Company, the Investor may grant a security interest in its respective rights (but not its obligations) under this Agreement in connection with any Back Leverage and (c) if the Company consolidates or merges with or into any Person and the Common Stock is, in whole or in part, converted into or exchanged for securities of a different issuer in a transaction that does not constitute a Change of Control, then as a condition to such transaction the Company will cause such issuer to assume all of the Company's rights and obligations under this Agreement in a written instrument delivered to the Investor; provided further that no such assignment under clause (a) above will relieve the Investor of its obligations hereunder prior to the applicable Closing. Subject to the immediately preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns. For the avoidance of doubt, no Third Party to whom any shares of Preferred Stock or shares of Common Stock are Transferred shall have any rights (except pursuant to Section 5.06(a)) or obligations under this Agreement.

Section 8.04            Counterparts. This Agreement may be executed in one or more counterparts (including by facsimile or electronic mail), each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto.

Section 8.05            Entire Agreement; No Third-Party Beneficiaries. This Agreement, including the Company Disclosure Letter, together with the Confidentiality Agreement, the other Transaction Documents and the Certificates of Designation, constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the parties and their Affiliates, or any of them, with respect to the subject matter hereof and thereof. No provision of this Agreement shall confer upon any Person other than the parties hereto and their permitted assigns any rights or remedies hereunder; provided that (i) Section 5.13(h) shall be for the benefit of and fully enforceable by the Investor Directors, (ii) Section 5.13(i) shall be for the benefit of and fully enforceable by each of the Covered Persons and (iii) Section 8.13 shall be for the benefit of and fully enforceable by each of the Non-Recourse Parties.

Section 8.06            Governing Law; Jurisdiction.

(a)            This Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware applicable to contracts executed in and to be performed entirely within that State, regardless of the Laws (including any statutes of limitations) that might otherwise govern under any applicable conflict of Laws principles.

(b)            All legal actions or proceedings arising out of or relating to this Agreement shall be heard and determined in the Chancery Court of the State of Delaware (or, if the Chancery Court of the State of Delaware declines to accept jurisdiction over any legal action or proceeding, any state or federal court within the State of Delaware) and the parties hereto hereby irrevocably submit to the exclusive jurisdiction and venue of such courts in any such legal action or proceeding and irrevocably waive the defense of an inconvenient forum or lack of jurisdiction to the maintenance of any such legal action or proceeding. The consents to jurisdiction and venue set forth in this Section 8.06 shall not constitute general consents to service of process in the State of Delaware and shall have no effect for any purpose except as provided in this paragraph and shall not be deemed to confer rights on any Person other than the parties hereto. Each party hereto agrees that service of process upon such party in any legal action or proceeding arising out of or relating to this Agreement shall be effective if notice is given by overnight courier at the address set forth in Section 8.09 of this Agreement. The parties hereto agree that a final judgment in any such legal action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law; provided, however, that nothing in the foregoing shall restrict any party's rights to seek any post-judgment relief regarding, or any appeal from, a final trial court judgment.

Section 8.07            Specific Enforcement. The parties hereto agree that irreparable damage for which monetary relief, even if available, would not be an adequate remedy, would occur in the event that any provision of this Agreement is not performed in accordance with its specific terms or is otherwise breached, including if the parties hereto fail to take any action required of them hereunder to cause each Closing to occur. The parties acknowledge and agree that (a) the parties shall be entitled to seek an injunction or injunctions, specific performance or other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof (including, for the avoidance of doubt, the right of each party to cause each Closing to be consummated on the terms and subject to the conditions set forth in this Agreement) in the courts described in Section 8.06 without proof of damages or otherwise (in each case, subject to the terms and conditions of this Section 8.07), this being in addition to any other remedy to which they are entitled under this Agreement, and (b) the right of specific enforcement is an integral part of the Transactions and without that right, neither the Company nor the Investor would have entered into this Agreement. The parties hereto agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Law or inequitable for any reason, and agree not to assert that a remedy of monetary damages would provide an adequate remedy or that the parties otherwise have an adequate remedy at Law. The parties hereto acknowledge and agree that any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 8.07 shall not be required to provide any bond or other security in connection with any such order or injunction.

Section 8.08            WAIVER OF JURY TRIAL. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (C) IT MAKES SUCH WAIVER VOLUNTARILY AND (D) IT HAS BEEN INDUCED TO ENTER INTO

THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 8.08.

Section 8.09     Notices. All notices, requests and other communications to any party hereunder shall be in writing and shall be deemed given if delivered personally, emailed (which is confirmed) or sent by overnight courier (providing proof of delivery) to the parties at the following addresses:

(a)           If to the Company, to it at:

AgroFresh Solutions, Inc.

One Washington Square

510-530 Walnut St., Suite 1350

Philadelphia, PA  19106

Attention: Thomas Ermi, Executive Vice President & General

Counsel

Email: termi@agrofresh.com

with a copy to (which shall not constitute notice):

Greenberg Traurig, LLP

1750 Tysons Boulevard, Suite 1000

McLean, VA 221202

Attention: Jason Simon

Email: simonj@gtlaw.com

(b)           If to the Investor or any Investor Party, to the Investor at:

PSP AGFS Holdings, L.P.

c/o Paine Schwartz Partners, LLC

475 Fifth Avenue, 17th Floor

New York, NY 10017

Attn:       Kevin Schwartz and Alexander Corbacho

Email:     kschwartz@paineschwartz.com

                acorbacho@kirkland.com

with a copy to (which will not constitute notice):

Kirkland & Ellis LLP

300 N LaSalle

Chicago, IL 60654

Attention: Corey Fox, P.C., Ross Leff, P.C. and Maggie Flores

Email:   corey.fox@kirkland.com

ross.leff@kirkland.com

maggie.flores@kirkland.com

or such other address or email address as such party may hereafter specify by like notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date of actual receipt by the recipient thereof if received prior to 5:00 p.m. local time in the place of receipt and such day is a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding Business Day in the place of receipt.

Section 8.10     Severability

. If any term, condition or other provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other terms, provisions and conditions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term, condition or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable Law.

Section 8.11     Fees and Expenses

. Except as otherwise expressly provided herein, each party shall bear its own expenses and legal fees incurred on its behalf with respect to this Agreement and the Transactions, whether or not any Closing occurs. Upon the First Closing, the Company will pay to Paine Schwartz Partners Fund V Management, LLC (by means of a deduction from the Purchase Price otherwise payable hereunder) a one-time transaction fee equal to $4,500,000 (the "PSP Transaction Fee Amount").

Section 8.12     Interpretation.

(a)            When a reference is made in this Agreement to an Article, a Section, Exhibit or Schedule, such reference shall be to an Article of, a Section of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation". The words "ordinary course of business" as used in this Agreement shall mean an action taken, or omitted to be taken, by any Person in the ordinary course of such Person's business consistent with past practice (including, for the avoidance of doubt, recent past practice in light of the current pandemic, epidemic or disease outbreak to the extent reasonably consistent with policies, procedures and protocols recommended by the Centers for Disease Control and Prevention, the World Health Organization and other Governmental Authorities). The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement unless the context requires otherwise. The words "date hereof" when used in this Agreement shall refer to the date of this Agreement. The terms "or", "any" and "either" are not exclusive. The word "extent" in the phrase "to the extent" shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply "if". The words "made available to the Investor" and words of similar import refer to documents (i) posted to the Intralinks Datasite for AGFS Diligence by or on behalf of the Company or (ii) delivered in Person or electronically to the Investor or its Representatives, in each case no later than one Business

Day prior to the date hereof and which remains available until one Business Day after the First Closing Date. All accounting terms used and not defined herein shall have the respective meanings given to them under GAAP. All terms defined in this Agreement shall have the defined meanings when used in any document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. In the event that the Common Stock is listed on a national securities exchange other than the NASDAQ, all references herein to NASDAQ shall be deemed to be references to such other national securities exchange. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. Unless otherwise specifically indicated, all references to "dollars" or "$" shall refer to the lawful money of the United States. References to a Person are also to its permitted assigns and successors. When calculating the period of time between which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded.

(b)            The parties hereto have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any provision of this Agreement.

Section 8.13     Non-Recourse. This Agreement and the other Transaction Documents may only be enforced against, and any claim or cause of action based upon, arising out of, or related to this Agreement, other Transaction Documents, or the Transactions, may only be brought against the entities that are expressly named as parties hereto or thereto and their respective successors and assigns. Except as set forth in the immediately preceding sentence, no past, present or future director, officer, employee, incorporator, member, partner, stockholder, Affiliate, agent, attorney, advisor or Representative of any party hereto (collectively, the "Non-Recourse Parties") shall have any liability for any obligations or liabilities of any party hereto under this Agreement or for any claim based on, in respect of, or by reason of, the Transactions. Each of the Non-Recourse Parties are intended third party beneficiaries of this Section 8.13. The PSP Fund is an intended third party beneficiary of Section 5.06, Section 5.13 and Section 5.20.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

PSP AGFS HOLDINGS, L.P.

By:	Paine Schwartz Food Chain Fund V GP, L.P.
Its:	General Partner

By:	Paine Schwartz Food Chain Fund V GP, Ltd.
Its:	General Partner

By:	/s/ Kevin Schwartz
Name:	Kevin Schwartz
Its:	Director

AGROFRESH SOLUTIONS, INC.

By:	/s/ Jordi Ferre
Name:	Jordi Ferre
Title:	Chief Executive Officer

EXHIBIT A

FORM OF SERIES B-1 CERTIFICATE OF DESIGNATION

CERTIFICATE OF DESIGNATION OF

SERIES B-1 CONVERTIBLE PREFERRED STOCK OF

AGROFRESH SOLUTIONS, INC.

(Pursuant to Section 151 of the General Corporation Law of the State of Delaware)

AgroFresh Solutions, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (hereinafter, the "Corporation"), hereby certifies that the following resolution was duly adopted by the Board of Directors of the Corporation (the "Board") (or a duly authorized committee thereof) as required by Section 151 of the General Corporation Law of the State of Delaware (the "General Corporation Law"):

NOW, THEREFORE, BE IT RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation in accordance with the provisions of the Second Amended and Restated Certificate of Incorporation of the Corporation, as amended (the "Certificate of Incorporation"), there is hereby created and provided out of the authorized but unissued preferred stock, par value $0.0001 per share, of the Corporation ("Preferred Stock"), a new series of Preferred Stock, and there is hereby stated and fixed the number of shares constituting such series and the designation of such series and the powers (including voting powers), if any, of such series and the preferences and relative, participating, optional, special or other rights, if any, and the qualifications, limitations or restrictions, if any, of such series as follows:

Designation

1.            There shall be a series of Preferred Stock that shall be designated as "Series B-1 Convertible Preferred Stock", par value $0.0001 per share (the "Series B-1 Convertible Preferred Stock") and the number of shares constituting such series ("Shares") shall be 150,000. The rights, preferences, powers, restrictions and limitations of the Series B-1 Convertible Preferred Stock shall be as set forth herein. The Series B-1 Convertible Preferred Stock shall be issued in book-entry form on the Corporation's share ledger, subject to the rights of holders to receive certificated Shares under the General Corporation Law.

2.            Defined Terms. For purposes hereof, the following terms shall have the following meanings:

"Accumulated Dividends" means, with respect to any Share of Series B-1 Convertible Preferred Stock, as of any date, an amount equal to the accrued, accumulated and unpaid dividends on such Share, whether or not declared.

"Alternative Redemption Price" means, with respect to any Share of Series B-1 Convertible Preferred Stock, at any date Redemption Date after the third (3rd) anniversary of the Original Issuance Date, an amount equal to the sum of (i) the then Liquidation Value of such Share of Series B-1 Convertible Preferred Stock plus (ii) all Accumulated Dividends thereon.

“Applicable MOIC Test” means the applicable MOIC test set forth in the definition of Redemption Price (i.e., 1.5 for clause (i) of the definition of Redemption Price, 1.75 for clause (ii) of the definition of Redemption Price, and 2.0 for clause (iii) of the definition of Redemption Price).

"Business Day" means a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close.

"Board" has the meaning set forth in the Recitals.

"Certificate of Designation" means this Certificate of Designation of Series B-1 Convertible Preferred Stock of the Corporation.

"Certificate of Incorporation" has the meaning set forth in the Recitals.

"Change of Control" means (i) the sale, conveyance or disposition in one or a series of transactions of all or substantially all of the assets of the Corporation and its significant subsidiaries to a third party, or any transaction that is subject to Rule 13e-3 of the Securities Exchange Act of 1934, as amended, (ii) the consummation of a transaction by which any Person or group, other than the Investor or its affiliates, is or becomes the beneficial owner, directly or indirectly, of 50% or more of the voting power of the securities issued by the Corporation having the power to vote (measured by voting power rather than number of shares) in the election of directors of the Corporation ("Voting Stock"), or (iii) the consolidation, merger or other business combination of the Corporation with or into any other Person or Persons; provided, however, that a Change of Control will not be deemed to have occurred in the case of clause (iii) above in the case of (a) a consolidation, merger or other business combination in which holders of the Voting Stock immediately prior to the transaction continue after the transaction to hold, directly or indirectly, the same relative percentage of the Voting Stock as before any such transaction and the Voting Stock of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities, including pursuant to a holding company merger effected under Section 251(g) of the General Corporation Law or any successor provision, or (b) a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Corporation.

"Change of Control Effective Date" has the meaning set forth in Section 7.1(c).

"Change of Control Redemption" means any redemption of Series B-1 Convertible Preferred Stock pursuant to Section 7.1.

"Change of Control Redemption Offer" has the meaning set forth in Section 7.1(a).

"Change of Control Redemption Price" has the meaning set forth in Section 7.1(a).

"Closing Price" of the Common Stock on any date of determination means the closing sale price or, if no closing sale price is reported, the last reported sale price of the shares of the Common Stock on the NASDAQ on such date. If the Common Stock is not traded on the NASDAQ on any date of determination, the Closing Price of the Common Stock on such date of determination means the closing sale price as reported in the composite transactions for the principal United States securities exchange or automated quotation system on which the Common Stock is so listed or quoted, or, if no closing sale price is reported, the last reported sale price on the principal United States securities exchange or automated quotation system on which the Common Stock is so listed or quoted, or if the Common Stock is not so listed or quoted on a United States securities exchange or automated quotation system, the last quoted bid price for the Common Stock in the over-the-counter market as reported by OTC Markets Group Inc. or a similar organization.

"Code" means the United States Internal Revenue Code of 1986, as amended.

"Common Stock" means the common stock, par value $0.0001 per share, of the Corporation.

"Competition Law" shall mean any law or regulation that is designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or lessening of competition through merger or acquisition or restraint of trade.

"Conversion Date" has the meaning set forth in Section 8.2(c).

"Conversion Price" means, initially, $5.00, as adjusted from time to time in accordance with Section 8.6.

"Conversion Shares" means the shares of Common Stock or other capital stock of the Corporation then issuable upon conversion of the Series B-1 Convertible Preferred Stock in accordance with the terms of Section 8.

"Conversion Election Date" means the date upon which the Holder's right to convert its Shares pursuant to Section 8 terminates in connection with an Elective Redemption, which date shall be no earlier than two (2) Business Days prior to the applicable Redemption Date.

"Corporation" has the meaning set forth in the Preamble.

"Current Market Price" means, on any day, the average of the Daily VWAP for the twenty (20) consecutive Trading Days ending the Trading Day immediately prior to the day in question.

"Daily VWAP" means the consolidated volume-weighted average price per share of Common Stock as displayed under the heading "Bloomberg VWAP" on the Bloomberg page for the "<equity> AQR" page corresponding to the "ticker" for such Common Stock (or its equivalent successor if Bloomberg ceases to publish such price, or such page is not available) in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such Trading Day (or if such volume-weighted average price is unavailable, the closing price of one share of such Common Stock on such Trading Day). The "volume weighted average price" shall be determined without regard to after-hours trading or any other trading outside of the regular trading session trading hours.

"Decco Litigation Matter" means that certain litigation matter captioned as AgroFresh Inc. v. Essentiv LLC, Case No. 16-cv-662, U.S. District Court, District of Delaware.

"Decco Proceeds" means any cash proceeds actually received by the Corporation or any of its Subsidiaries in connection with the Decco Litigation Matter, net of all costs and expenses (including attorney's fees) to collect such proceeds after the Original Issuance Date.

"Dividend Payment Date" shall mean March 31, June 30, September 30 and December 31 of each year; provided that if any such Dividend Payment Date would otherwise occur on a day that is not a Business Day, such Dividend Payment Date shall instead be (and any dividend payable on Series B-1 Convertible Preferred Stock on such Dividend Payment Date shall instead be payable on) the immediately succeeding Business Day without any additional accrued dividends in connection with such additional Business Day(s).

"Dividend Period" shall mean the period commencing on and including a Dividend Payment Date (or, in the case of the initial Dividend Period, the Original Issuance Date) and shall end on and include the day immediately preceding the next Dividend Payment Date; provided, that, the maximum number of days in any Dividend Period shall not exceed 90 days.

"Dividend Rate" means 16.00% per annum (the "Original Dividend Rate"); provided that, (i) for so long as the Corporation is in breach of its obligations pursuant to Section 4, Section 5 or Section 7.1, or (ii) in the event that the Corporation fails to obtain the Requisite Stockholder Approval prior to the first anniversary of the Original Issuance Date, the Dividend Rate means 18.00% per annum (the "Breach Rate"); provided further that, for so long as there are no shares of Series B-2 Convertible Preferred Stock outstanding, in the event of (x) an intentional and material breach by the Corporation of Sections 5.06(a)(iii), (a)(v), (a)(vi), (a)(viii), (a)(ix) or (a)(x) of the Investment Agreement, or (y) any breach by the Corporation of Sections 5.06(a)(i), (a)(ii), (a)(iv), or (a)(vii) of the Investment Agreement (any such breach described in clause (x) or (y), an "Investment Agreement Breach"), the Dividend Rate will be increased by 2.00% per annum (the "Increased Dividend Rate"), commencing on the date of the applicable Investment Agreement Breach, which Increased Dividend Rate may be waived at the election of the holders of a majority of the outstanding Shares of Series B-1 Convertible Preferred Stock. Any Increased Dividend Rate shall terminate and the Dividend Rate shall be reduced to the Original Dividend Rate or the Breach Rate, as may be applicable, from and after the original issuance of any shares of Series B-2 Convertible Preferred Stock.

"Elective Redemption" means any redemption of Series B-1 Convertible Preferred Stock pursuant to Section 7.2(a)(i) or Section 7.2(a)(ii).

"Elective Redemption Notice" has the meaning set forth in Section 7.2.

"Elective Redemption Price" means the amount payable by the Corporation in connection with any Elective Redemption as determined pursuant to Section 7.2(a)(i) or Section 7.2(a)(ii), as applicable.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Excluded Issuance" means the issuance of (a) ordinary shares or options to purchase ordinary shares to employees, officers, directors or consultants of the Corporation pursuant to any stock or option plan duly adopted for such purpose by a majority of the Board or a majority of the members of a committee of the Board established for such purpose, (b) securities issued upon the exercise or exchange of securities outstanding on the Original Issuance Date, provided that, such securities have not been amended since the Original Issuance Date to increase the number of such securities or to decrease the exercise, exchange or conversion price of such securities, (c) securities, including options or warrants to purchase ordinary shares, issued pursuant to acquisitions or strategic transactions approved by a majority of the Board and not for the primary purpose of raising capital, (d) securities, including options or warrants to purchase ordinary shares, issued pursuant to a joint venture, license or other strategic partnership or agreement where the Corporation's securities comprise, in whole or in part, the consideration paid by the Corporation in such transaction, so long as such issuances are not for the primary purpose of raising capital, (e) the issuance of securities pursuant to any bona fide equipment loan or leasing arrangement, real property leasing arrangement or debt financing from a bank or similar financial institution approved by a majority of the Board and (f) the issuance of the Series B Convertible Preferred Stock, the Series B-1 Convertible Preferred Stock and/or the Series B-2 Convertible Preferred Stock, and in each case, any shares of Common Stock issued or issuable upon the conversion thereof.

"Floor Price" means $[__].1

"General Corporation Law" has the meaning set forth in the Preamble.

"Holder" means a holder of outstanding Shares of Series B-1 Convertible Preferred Stock.

"HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

"Investment Agreement" means the Investment Agreement, dated June 13, 2020, by and between the Corporation and the Investor.

"Investor" means PSP AGFS Holdings, L.P., a Delaware limited partnership.

"IRS" means the United States Internal Revenue Service.

"Junior Securities" means, collectively, the Common Stock, the Series A Preferred Stock, the Series B-2 Convertible Preferred Stock and each other class or series of capital stock now existing or hereafter

[1]	To equal to the lower of (i) the Nasdaq Official Closing Price of the Corporation (as reflected on Nasdaq.com) immediately preceding the signing of the Investment Agreement; and (ii) the average Nasdaq Official Closing Price of the Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the Investment Agreement in order to comply with the NASDAQ minimum price rules.

authorized (other than Series B Convertible Preferred Stock), classified or reclassified, the terms of which do not expressly provide that such class or series ranks on a parity basis with or senior to the Series B-1 Convertible Preferred Stock as to dividend rights and rights on the distribution of assets on any Liquidation.

"Liquidation" has the meaning set forth in Section 5.1.

"Liquidation Value" means, with respect to any Share on any given date, $1,000.00 (as adjusted for any stock splits, stock dividends, recapitalizations or similar transaction with respect to the Series B-1 Convertible Preferred Stock).

"Minimum Volume and Price Redemption Conditions" has the meaning set forth in Section 7.2(a)(ii).

"MOIC" means, with respect to any Share of Series B-1 Convertible Preferred Stock, as of any Redemption Date, the quotient of (i) all cash redemption payments and other cash payments made by the Corporation in respect of such Share of Series B-1 Convertible Preferred Stock (including all cash dividends paid up to and including the Redemption Date) divided by (ii) the difference of (w) the applicable Liquidation Value of such Share, minus (x) the Per Share OID Amount; provided, that if a Decco Redemption occurs, the foregoing MOIC calculation will be equitably adjusted such that the applicable Liquidation Value for purposes of any MOIC calculation set forth in the definition of Redemption Price will be increased by an amount equal to (y)(i) the amount resulting from (A) the Applicable MOIC Test, multiplied by (B) the difference of (I) the Liquidation Value of a Share subject to the Decco Redemption, minus (II) the Per Share OID Amount, multiplied by (C) the aggregate number of Shares redeemed pursuant to the Decco Redemption, minus (D) the aggregate redemption price for all Shares paid pursuant to the Decco Redemption, minus (E) the aggregate amount of all cash dividends paid on the Shares redeemed pursuant to the Decco Redemption up to and including the date of the Decco Redemption, divided by (ii) the Applicable MOIC Test, divided by (z) the number of Shares outstanding immediately following the Decco Redemption.

"Original Issuance Date" means [•], 2020.2

"Parity Securities" means any class or series of capital stock, the terms of which expressly provide that such class ranks pari passu with the Series B-1 Convertible Preferred Stock as to dividend rights and rights on the distribution of assets on any Liquidation, and includes the Series B-1 Convertible Preferred Stock.

“Per Share OID Amount” means, with respect to any Share of Series B-1 Convertible Preferred Stock, $15 (as adjusted for any stock splits, stock dividends, recapitalizations or similar transaction with respect to the Series B-1 Convertible Preferred Stock).

"Person" means an individual, company, partnership, joint venture, limited liability company, governmental authority, unincorporated organization, trust, association or other entity.

"Preferred Stock" has the meaning set forth in the Recitals.

"Redemption Date" means any date on which the Corporation redeems Shares of Series B-1 Convertible Preferred Stock pursuant to Section 7.

"Redemption Price" means, with respect to any Share of Series B-1 Convertible Preferred Stock (i) at any Redemption Date on or prior to the first anniversary of the Original Issuance Date, an amount in cash sufficient to cause the MOIC of such Share of Series B-1 Convertible Preferred Stock to be equal to 1.5;

[1]	To insert the First Closing Date.

(ii) at any Redemption Date after the first anniversary of the Original Issuance Date and on or prior to the second anniversary of the Original Issuance Date, an amount in cash sufficient to cause the MOIC of such Share of Series B-1 Convertible Preferred Stock to be equal to 1.75; and (iii) at any Redemption Date after the second anniversary of the Original Issuance Date, an amount sufficient to cause the MOIC of such share of Series B-1 Convertible Preferred Stock to be equal to 2.0 (the amount described in this clause (iii), the "2.0x Redemption Price").

"Register" means the securities register maintained in respect of the Series B-1 Convertible Preferred Stock by the Corporation, or, to the extent the Corporation has engaged a transfer agent, such transfer agent.

"Requisite Stockholder Approval" means the stockholder approval contemplated by Rule 5635 of the NASDAQ listing rules with respect to the issuance of shares of Common Stock upon conversion of the Series B-2 Convertible Preferred Stock (taken together with the conversion rights with respect to the Series B-1 Convertible Preferred Stock as provided herein) or Series B Convertible Preferred Stock in excess of the limitations imposed by such rule.

"Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations thereunder, which shall be in effect at the time.

"Senior Securities" means any class or series of capital stock, the terms of which expressly provide that such class ranks senior to any series of the Series B-1 Convertible Preferred Stock, has preference or priority over the Series B-1 Convertible Preferred Stock as to dividend rights and rights on the distribution of assets on any Liquidation.

"Series A Preferred Stock" means the Series A Preferred Stock, par value $0.0001 per share, of the Corporation.

"Series B Convertible Preferred Stock" means the Series B Convertible Preferred Stock, par value $0.0001 per share, of the Corporation.

"Series B-1 Convertible Preferred Stock" has the meaning set forth in Section 1.

"Series B-2 Convertible Preferred Stock" means the Series B-2 Convertible Preferred Stock, par value $0.0001 per share, of the Corporation.

"Subsidiary" means, with respect to any Person, any other Person of which a majority of the outstanding shares or other equity interests having the power to vote for directors or comparable managers are owned, directly or indirectly, by the first Person.

"Stockholder Voting Power" means the aggregate number of shares of Voting Stock of the Corporation, with the calculation of such aggregate number of shares of Voting Stock being conclusively made for all purposes under this Certificate of Designation and the Certificate of Incorporation, absent manifest error, by the Corporation based on the Corporation's review of the Register, the Corporation's other books and records, each holder's public filings pursuant to Section 13 or Section 16 of the Exchange Act and any other written evidence satisfactory to the Corporation regarding any holder's beneficial ownership of any securities of the Corporation.

"Trading Day" means a Business Day on which the principal Trading Market is open for business.

"Trading Market" means NASDAQ (or any other national securities exchange on which the Common Stock is primarily listed or quoted for trading on the date in question).

3.            Rank. With respect to payment of dividends and distribution of assets upon Liquidation, all Shares of the Series B-1 Convertible Preferred Stock shall rank (i) senior to all Junior Securities, (ii) pari passu with any Series B-1 Convertible Preferred Stock or Parity Securities in issue from time to time, and (iii) junior to all Senior Securities, if any.

4.            Dividends.

4.1            Accrual of Dividends. In addition to participation in dividends on Common Stock as set forth in Section 4.3, from and after the Original Issuance Date, cumulative dividends on each Share of Series B-1 Convertible Preferred Stock shall accrue on a daily basis in arrears, whether or not there are funds legally available for the payment of dividends, at the applicable Dividend Rate on the sum of the Liquidation Value thereof plus, once compounded, all Accumulated Dividends thereon (such amount, the "Preferred Dividend"). The Preferred Dividends shall accrue, whether or not the Corporation has funds legally available therefore and whether or not such dividends are declared, on the basis of a 360 day year, consisting of four 90 day Dividend Periods, and the actual amount of accrued Preferred Dividends for each such Dividend Period shall be calculated based on the actual number of days elapsed during such Dividend Period; provided, however, that the Dividend Period commencing on the Original Issuance Date shall consist of the number of days between the Original Issuance Date and the first Dividend Payment Date after the Original Issuance Date, including each of the Original Issuance Date and the first Dividend Payment Date; provided, further, that the final Dividend Period for any Share of Series B-1 Convertible Preferred Stock shall be deemed to have commenced on the Dividend Payment Date immediately preceding the redemption or conversion of the applicable Share of Series B-1 Convertible Preferred Stock and shall consist of the number of days between such Dividend Payment Date and the day that the applicable Share of Series B-1 Convertible Preferred Stock is redeemed or converted, excluding such Dividend Payment Date and including the applicable date of redemption or conversion. All accrued but unpaid Preferred Dividends on any Share of Series B-1 Convertible Preferred Stock shall compound on a quarterly basis on each Dividend Payment Date, after the payment of any cash dividends on such Dividend Payment Date in accordance with the terms of Section 4.2 below. Dividends that are payable on the Shares of Series B-1 Convertible Preferred Stock on any Dividend Payment Date shall be payable to the Holders as they appear on the Register on the record date for such dividend, which shall be the date 5 days prior to the applicable Dividend Payment Date.

4.2            Payment of Dividends. Preferred Dividends may be paid only if, as and when declared by the Board. Until the date that is one year following the Original Issuance Date, on or prior to each Dividend Payment Date, for each Dividend Period, the Board shall declare a cash dividend in an amount equal to 50% of the Preferred Dividend for such Dividend Period. From and after the first anniversary of the Original Issuance Date, on or prior to each Dividend Payment Date, for each Dividend Period, the Board (i) shall declare a cash dividend in an amount equal to 50% of the Preferred Dividend for such Dividend Period and (ii) may declare a cash dividend in an amount equal to an additional 12.5% of the Preferred Dividend for such Dividend Period. Except as set forth in this Section 4.2, the Board shall not declare any other cash dividends on the amount of the Preferred Dividends without the consent of the holders of a majority of the issued and outstanding Shares of Series B-1 Convertible Preferred Stock (the "Majority Holders").  Any portion of the Preferred Dividend that is not declared and paid in cash on the applicable Dividend Payment Date with respect to its corresponding Dividend Period in accordance with this Section 4.2 shall accrue and accumulate until the occurrence of a liquidation, redemption or conversion of the Series B-1 Convertible Preferred Stock in accordance with the provisions of Section 5, Section 7 or Section 8. Notwithstanding the foregoing, to the extent the Increased Dividend Rate applies, unless otherwise consented to by the Majority Holders, the difference between the Increased Dividend Rate and the Original Dividend Rate will be payable only in cash.

4.3            Participating Dividends. In addition to the dividends payable on the Series B-1 Convertible Preferred Stock pursuant to Section 4.1 and Section 4.2 hereof, if the Corporation declares or pays a dividend or distribution of cash or other property (other than Common Stock to which Section 8.6(b) apply) on the Common Stock, the Corporation shall simultaneously declare and pay a dividend in cash or such other property on the Series B-1 Convertible Preferred Stock on a pro rata basis with the Common Stock determined on an as-converted basis assuming all Preferred Stock then outstanding had been converted pursuant to Section 8 as of immediately prior to the record date of the applicable dividend (or if no record date is fixed, the date as of which the record holders of Common Stock entitled to such dividends are to be determined).

4.4            Conversion Prior to or Following a Record Date. If the Conversion Date for any Shares is prior to the close of business on the record date for a dividend as provided in Section 4.1 or Section 4.3, the Holder shall not be entitled to any dividend in respect of such record date. If the Conversion Date for any Shares is after the close of business on the record date for a dividend as provided in Section 4.1 or Section 4.3 but prior to the corresponding Dividend Payment Date, the Holder as of the applicable record date shall be entitled to receive such dividend, notwithstanding the conversion of such Shares prior to the applicable Dividend Payment Date; provided, that, in the interest of clarity and for the avoidance of ambiguity, the Holders shall only be entitled to receive the dividend payable on such Shares calculated as of the applicable record date and shall not receive an additional dividend as holders of Common Stock after the conversion of the Shares.

5.            Liquidation.

5.1            Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation (a "Liquidation"), the Holders shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, pari passu with the holders of any Parity Securities by reason of their ownership thereof, but before any distribution or payment out of the assets of the Corporation shall be made to the holders of Junior Securities by reason of their ownership thereof, an amount in cash equal to the greater of the (i) aggregate Liquidation Value of all Shares of Series B-1 Convertible Preferred Stock held by such Holder, plus any Accumulated Dividends thereon and (ii) the payment that such Holders would have received had such Holders, immediately prior to such Liquidation, converted such Shares of Series B-1 Convertible Preferred Stock held by such Holder into shares of Common Stock at the applicable Conversion Price in effect on the Business Day immediately prior to the Liquidation.

5.2            Change of Control Not a Liquidation. For purposes of this Section 5, a Change of Control shall not be deemed to constitute a Liquidation.

5.3            Insufficient Assets. If upon any Liquidation the remaining assets of the Corporation available for distribution to the Holders and any other Parity Securities, shall be insufficient to pay the Holders and any other Parity Securities the full preferential amount to which they are entitled under Section 5.1, (a) the Holders and any other Parity Securities shall share ratably in any distribution of the remaining assets and funds of the Corporation in proportion to the respective full preferential amounts which would otherwise be payable in respect of the Shares of Series B-1 Convertible Preferred Stock and any other Parity Securities in the aggregate upon such Liquidation if all amounts payable on or with respect to such Shares of Series B-1 Convertible Preferred Stock and any other Parity Securities were paid in full, and (b) the Corporation shall not make or agree to make, or set aside for the benefit of the holders of Junior Securities, any payments to the holders of Junior Securities.

5.4            Notice Requirement. In the event of any Liquidation, the Corporation shall, within ten (10) days of the date the Board approves such action, or no later than twenty (20) days of any stockholders' meeting called to approve such action, or within twenty (20) days of the commencement of any involuntary proceeding, whichever is earlier, give each Holder written notice of the proposed action. Such written notice shall describe the material terms and conditions of such proposed action, including a description of the stock, cash and property to be received by the Holders upon consummation of the proposed action and the date of delivery thereof. If any material change in the facts set forth in the initial notice shall occur, the Corporation shall promptly give written notice to each Holder of such material change.

6.            Voting.

6.1            General. Each Holder shall be entitled to vote with holders of outstanding shares of Common Stock, voting together as a single class, with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration (whether at a meeting of stockholders of the Corporation, by written action of stockholders in lieu of a meeting or otherwise), except as provided by law.

In any such vote, each Holder shall be entitled to a number of votes equal to the largest number of whole shares of Common Stock into which all Shares of Series B-1 Convertible Preferred Stock (including any unpaid accrued and accumulated dividends) held of record by such Holder is convertible pursuant to Section 8 herein as of the record date for such vote or written consent or, if there is no specified record date, as of the date of such vote or written consent; provided, however, that the Investor shall not be entitled to any voting rights in respect of such Shares of Series B-1 Convertible Preferred Stock, at any stockholders' meeting or in any written consent of stockholders, in each case to the extent, and only to the extent, that the Investor would have the right to a number of votes in respect of such Investor's shares of Common Stock, Preferred Stock or other capital stock of the Corporation in excess of the Ownership Limitation (as defined herein). For the avoidance of doubt, the Holders shall not be entitled to any voting rights with respect to such Shares of Series B-1 Convertible Preferred Stock in each case to the extent, and only to the extent, that the issuance, delivery, conversion or convertibility of such Shares of Series B-1 Convertible Preferred Stock would result in such Holder or a "person" or "group" (within the meaning of Section 13(d)(3) of the Exchange Act) beneficially owning in excess of the Ownership Limitation. Each Holder shall be entitled to notice of all stockholder meetings (or requests for written consent) in accordance with the Corporation's bylaws.

6.2            Waivers with Respect to Particular Matters. Unless a written waiver from the Majority Holders is first obtained, the Corporation shall not:

(a)            alter or change the rights, preferences or privileges of the Series B-1 Convertible Preferred Stock, including by amending, modifying or supplementing this Certificate of Designation;

(b)            increase or decrease the number of authorized shares of Series B-1 Convertible Preferred Stock;

(c)            issue any Shares of Series B-1 Convertible Preferred Stock other than the Shares issued on the Original Issuance Date;

(d)            create (by reclassification, exchange, conversion or otherwise) any class or series of capital stock that constitute Parity Securities or Senior Securities;

(e)            amend, modify or supplement the Certificate of Incorporation or the Corporation's bylaws in a manner that adversely alters or changes the rights, powers, preferences or privileges of the Series B-1 Convertible Preferred Stock; or

(f)            declare or pay any dividend on, or redeem or repurchase any share of, any Junior Securities.

7.            Redemption.

7.1            Change of Control Redemption.

(a)            Change of Control Redemption Offer. Subject to the provisions of this Section 7, in the event of a Change of Control, then in connection with such Change of Control, the Corporation will be required to immediately make an offer to repurchase all of the then-outstanding Shares of Series B-1 Convertible Preferred Stock (a "Change of Control Redemption Offer") for cash consideration per Share equal to the greater of: (i)(A) if such Change of Control occurs on or prior to the third anniversary of the Original Issuance Date, the Redemption Price or (B) if such Change of Control occurs after the third anniversary of the Original Issuance Date, the Alternative Redemption Price, and (ii) the payment that such Holders would have received in connection with such Change of Control had such Holder, immediately prior to such Change of Control, converted all Shares then held by such Holder into shares of Common Stock at the applicable Conversion Price then in effect in accordance with Section 8.1 (the "Change of Control Redemption Price"). If a Holder elects to accept a Change of Control Redemption Offer, such Holder must accept the Change of Control Redemption Offer with respect to all of the Shares of Series B-1 Convertible Preferred Stock held by such Holder.

(b)            Initial Change of Control Notice. On or before the 10th Business Day prior to the date on which the Corporation anticipates consummating a Change of Control (or, if later, promptly after the Corporation discovers that a Change of Control may occur), a written notice shall be sent by or on behalf of the corporation to the Holders as they appear in the records of the Corporation, which notice shall set forth a description of the anticipated Change of Control and contain the date on which the Change of Control is anticipated to be effected (or, if applicable, the date on which a Schedule TO or other schedule, form or report disclosing a Change of Control was filed).

(c)            Final Change of Control Notice. Within ten (10) Business Days following the effective date of the Change of Control (such effective date, the "Change of Control Effective Date") (or, if later, promptly after the Corporation discovers that the Change of Control has occurred), the Corporation shall deliver to each Holder a written notice setting forth:

(i)            the date, which shall be no earlier than the 20th Business Day after the Change of Control Effective Date (or, if later, the date of delivery of such notice), by which the Change of Control Redemption Offer must be accepted;

(ii)            the amount of cash or other consideration payable per Share of Series B-1 Convertible Preferred Stock, if such Holder elects to accept the Change of Control Redemption Offer;

(iii)            the purchase date for such Shares (which shall be no later than sixty (60) days from the date such notice is delivered); and

(iv)            the instructions a Holder must follow to accept the Change of Control Redemption Offer in connection with such Change of Control.

(d)            Acceptance of Change of Control Redemption Offer. To accept a Change of Control Redemption Offer, a Holder must, no later than 5:00 p.m., New York City time, on the date specified in the written notice referred to in Section 7.1(c)(i) by which such offer must be accepted (the "Change of Control Redemption Offer Deadline"), notify the Corporation in writing that such Holder accepts the Change of Control Redemption Offer with respect to all of such Holder's Shares of Series B-1 Convertible Preferred Stock. If the Corporation does not receive a notice from a Holder that such Holder accepts the Change of Control Redemption Offer prior to the Change of control Redemption Offer Deadline, such Holder shall be deemed to have irrevocably forfeited its right to accept such Change of Control Redemption Offer.

(e)            Delivery upon Change of Control Redemption Offer. Upon acceptance of a Change of Control Redemption Offer, the Corporation (or its successor) shall deliver or cause to be delivered to the Holder the Change of Control Redemption Price of such Holder's Shares of Series B-1 Convertible Preferred Stock. Subject to the payment of the Change of Control Redemption Price with respect to such Holder's Shares of Series B-1 Convertible Preferred Stock, from and after the Change of Control Effective Date, the dividend, voting and other powers, designations, preferences and rights provided herein with respect to such repurchased Shares of Series B-1 Convertible Preferred Stock shall immediately cease as of the Change of Control Effective Date.

7.2            Elective Redemption.

(a)            Elective Redemption. Subject to the provisions of this Section 7, at any Redemption Date that is:

(i)            prior to the third anniversary of the Original Issuance Date, the Corporation shall have the right, but not the obligation, to redeem, out of funds legally available therefor, all or a portion of the then outstanding Shares of Series B-1 Convertible Preferred Stock (which portion may not be (i) less than $25,000,000 (based on the then current Liquidation Value plus Accumulated Dividends) of the Series B-1 Convertible Preferred Stock, and in increments of $1,000,000 in excess thereof, or (ii) result in less than $75,000,000 (based on the then current Liquidation Value plus Accumulated Dividends) of the Shares of Series B-1 Convertible Preferred Stock remaining outstanding (in each case, other than in the case of a redemption of all of the then outstanding Shares of Series B-1 Convertible Preferred Stock)) for a price per Share equal to the applicable Redemption Price as of such Redemption Date; or

(ii)            on or after the third anniversary of the Original Issuance Date, the Corporation shall have the right, but not the obligation, to redeem, out of funds legally available therefor, either (A) all or (B) in any given 12 month period, no more than 50% of the then outstanding Shares of Series B-1 Convertible Preferred Stock, for a price per Share equal to (x) in the event that the Minimum Volume and Price Redemption Conditions are satisfied, the Alternative Redemption Price and (y) in the event that the Minimum Volume and Price Redemption Condition is not satisfied, the greater of the Alternative Redemption Price and the 2.0x Redemption Price. For purposes of the foregoing, the "Minimum Volume and Price Redemption Conditions" shall mean that (1) the average daily trading volume as reported by the NASDAQ Capital Market of the Common Stock for the 20 Trading Days prior to the Redemption Date is equal to or greater than 100,000 shares and (2) the Current Market Price is equal to or greater than $8.00 (as adjusted for any stock splits, stock dividends, recapitalizations or similar transactions).

(b)            Elective Redemption Timing. Any Elective Redemption shall occur not earlier than ten (10) days and not later than sixty (60) days, following delivery to a Holder of a written election notice (the "Elective Redemption Notice") from the Corporation, stating (i) the number of Shares of Series B-1 Convertible Preferred Stock held by the Holder that the Corporation proposes to redeem on the Redemption Date specified in the Elective Redemption Notice; (ii) the date of the closing of the Elective Redemption; (iii) the Conversion Election Date; and (iv) the manner and place designated for surrender by the Holder to the Corporation of his, her or its certificate or certificates, if any, representing the Shares of Series B-1 Convertible Preferred Stock to be redeemed. Following the notice period required by the Elective Redemption Notice, the Corporation shall redeem all, or in the case of an election to redeem less than all of the Shares of Series B-1 Convertible Preferred Stock, the same pro rata portion of each such Holder's Shares redeemed pursuant to this Section 7. In exchange for the surrender to the Corporation by the respective Holders of their certificate or certificates, if any, or an affidavit of loss, representing such Shares on or after the applicable Redemption Date in accordance with Section 7.4 below, the Elective Redemption Price for the Shares being redeemed shall be payable in cash, except to the extent prohibited by applicable Delaware law. Notwithstanding anything to the contrary contained herein, each Holder shall have the right to elect, prior to the Redemption Date, to exercise the conversion rights, if any, in accordance with Section 8.

7.3            Decco Redemption. Subject to the provisions of this Section 7, within ninety (90) days after the Corporation receives any Decco Proceeds, the Corporation shall have the right, but not the obligation, to use up to, but no more than, $31,000,000 of such Decco Proceeds to redeem, in a single redemption within ninety (90) days after the receipt of any Decco Proceeds, all or a portion of the then-outstanding Shares of Series B-1 Convertible Preferred Stock for a price per Share equal to the Liquidation Value plus the Accumulated Dividends thereon as of such Redemption Date (a "Decco Redemption"). The Decco Redemption shall occur not later than twenty (20) days, subject to any extensions required by applicable law or regulatory review periods, following receipt by a Holder of a written election notice (the "Decco Redemption Notice") from the Corporation, stating (a) the number of Shares of Series B-1 Convertible Preferred Stock held by the Holder that the Corporation proposes to redeem on the date specified in the Decco Redemption Notice; (b) the date of the closing of the Decco Redemption; and (c) the manner and place designated for surrender by the Holder to the Corporation of his, her or its certificate or certificates, if any, representing the Shares of Series B-1 Convertible Preferred Stock to be redeemed. Following the notice period required by the Decco Redemption Notice, the Corporation shall redeem all, or in the case of an election to redeem less than all of the Shares of Series B-1 Convertible Preferred Stock, the same pro rata portion of each such Holder's Shares redeemed pursuant to this Section 7. In exchange for the surrender to the Corporation by the respective Holders of their certificate or certificates, if any, or an affidavit of loss, representing such Shares on or after the applicable Redemption Date in accordance with the procedures set forth in Section 7.4 below, the redemption price for the Shares being redeemed shall be payable in cash, except to the extent prohibited by applicable Delaware law. Notwithstanding anything to the contrary in this Certificate of Designation, in no event shall the Holders be entitled to convert their Shares of Series B-1 Convertible Preferred Stock identified in the Decco Redemption Notice into shares of Common Stock prior to the date which is the first day after the required closing of the Decco Redemption. For the avoidance of doubt, the Corporation may not fund the Decco Redemption with any cash in excess of the Decco Proceeds.

7.4            Surrender of Certificates. On or before any Redemption Date, each Holder being redeemed shall surrender the certificate or certificates, if any, representing such Shares to the Corporation in the manner and place designated in the Elective Redemption Notice, or to the Corporation's corporate secretary at the Corporation's headquarters, duly assigned or endorsed for transfer to the Corporation (or accompanied by duly executed stock powers relating thereto), or, in the event such certificate or certificates are lost, stolen or missing, shall deliver an affidavit of loss in a form reasonably acceptable to the Corporation, in the manner and place designated in the Elective Redemption Notice. Each surrendered certificate shall be canceled and retired and the Corporation shall thereafter make payment of the applicable Elective Redemption Price to the Holder; provided, that if less than all the Shares represented by a surrendered certificate are redeemed, then a new stock certificate representing the unredeemed Shares shall be issued in the name of the applicable Holder of record of the canceled stock certificate.

7.5            Rights Subsequent to Redemption. If on the applicable Redemption Date, the Elective Redemption Price is paid (or tendered for payment) for any of the Shares to be redeemed on such Redemption Date, then on such date all rights of the Holder in the Shares so redeemed and paid or tendered, including any rights to dividends on such Shares, shall cease, and such Shares shall no longer be deemed issued and outstanding.

7.6            Delay for Regulatory Filing. In the event that the Corporation is required to make a filing pursuant to the HSR Act, foreign Competition Laws, applicable securities laws or exchange rules in connection with any Change of Control Redemption, Elective Redemption or Decco Redemption, then for so long as the Corporation is using its commercially reasonable efforts to make such filing and until such approvals are received, at the option of the Corporation and upon written notice to each Holder, any applicable deadline to exercise such redemption right shall be delayed (but only to the extent necessary to avoid a violation of the HSR Act, a foreign Competition Law, securities law or exchange rule, as applicable), until the Corporation shall have made such filing and the applicable waiting period shall have expired or been terminated.

8.            Conversion.

8.1            Optional Right to Convert. Subject to the provisions of this Section 8, including, without limitation, the Ownership Limitation, at any time and from time to time on or after the Original Issuance Date, any Holder shall have the right by written election to the Corporation to convert all or any portion of the outstanding Shares of Series B-1 Convertible Preferred Stock held by such Holder along with the aggregate accrued or accumulated and unpaid dividends thereon into an aggregate number of shares of Common Stock as is determined by (a) multiplying (i) the number of Shares to be converted by (ii) the sum of (x) the Liquidation Value plus (y) all Accumulated Dividends thereon and then (b) dividing the result by the Conversion Price in effect immediately prior to such conversion. Notwithstanding anything to the contrary in this Section 8.1, after the receipt of any Decco Redemption Notice, in no event shall the Holders be entitled to convert any Shares of Series B-1 Convertible Preferred Stock identified in any Decco Redemption Notice prior to the closing of the Decco Redemption.

8.2            Procedures for Conversion; Effect of Conversion

(a)            Procedures for Holder Conversion. In order to effectuate a conversion of Shares of Series B-1 Convertible Preferred Stock pursuant to Section 8.1, a Holder shall (i) submit a written election to the Corporation that such Holder elects to convert Shares specifying the number of Shares elected to be converted and (ii) surrender, along with such written election, to the Corporation the certificate or certificates, if any, representing the Shares being converted, duly assigned or endorsed for transfer to the Corporation (or accompanied by duly executed stock powers relating thereto) or, in the event such certificate or certificates are lost, stolen or missing, accompanied by an affidavit of loss executed by the Holder. The conversion of such Shares hereunder shall be deemed effective as of the date of submission of such written election and surrender of such Series B-1 Convertible Preferred Stock certificate or certificates, if any, or delivery of such affidavit of loss, if applicable. Upon the receipt by the Corporation of a written election and the surrender of such certificate(s) and accompanying materials (if any), the Corporation shall as promptly as practicable (but in any event within five days thereafter) deliver to the relevant Holder (A) the number of shares of Common Stock to which such Holder shall be entitled upon conversion of the applicable Shares as calculated pursuant to Section 8.1 (including by certificates evidencing such shares of Common Stock to the Holder at its address as set forth in the written election) and, if applicable (B) the number of Shares of Series B-1 Convertible Preferred Stock delivered to the Corporation but not elected to be converted pursuant to the written election, in each case in book-entry form on the Corporation's share ledger or by mailing certificates evidencing the shares to the address specified for such Holder in the books and records of the Corporation (or at such other address as may be provided to the Corporation in writing by such Holder). All shares of capital stock issued hereunder by the Corporation shall be duly and validly issued, fully paid and non-assessable, free and clear of all taxes, liens, charges and encumbrances with respect to the issuance thereof.

(b)            Fractional Shares. The Corporation shall not issue any fractional shares of Common Stock upon conversion of Series B-1 Convertible Preferred Stock and in the event that any conversion of the Shares of Series B-1 Convertible Preferred Stock would result in the issuance of a fractional share, the number of shares of Common Stock issued or issuable to such Holder shall be rounded up to the nearest whole share of Common Stock.

(c)            Effect of Conversion. All Shares of Series B-1 Convertible Preferred Stock converted as provided in Section 8.1 shall no longer be deemed outstanding as of the applicable Conversion Date and all rights with respect to such Shares shall immediately cease and terminate as of such time (including, without limitation, any right of redemption pursuant to Section 7), other than the right of the Holder to receive shares of Common Stock in exchange therefor. The "Conversion Date" means the date on which such Holder complies with the procedures in Section 8.2(a) (including the submission of the written election to the Corporation of its election to convert).

8.3            Limitation on Conversion Right.

(a)            Ownership Limitation. Notwithstanding anything to the contrary in this Certificate of Designation, no shares of Common Stock will be issued or delivered upon any proposed conversion of any Series B-1 Convertible Preferred Stock of any Holder thereof, and no Series B-1 Convertible Preferred Stock of any Holder thereof will be convertible, in each case to the extent, and only to the extent, that such issuance, delivery, conversion or convertibility would result in such Holder or a "person" or "group" (within the meaning of Section 13(d)(3) of the Exchange Act) beneficially owning in excess of nineteen and ninety-nine-one-hundredths percent (19.99%) of (i) the then-outstanding Stockholder Voting Power or (ii) the then-outstanding number of total shares of Common Stock, Preferred Stock and all other classes of capital stock of the Corporation, in the aggregate (the restrictions set forth in this sentence, the "Ownership Limitation"). For these purposes, beneficial ownership and calculations of percentage ownership will be determined in accordance with Rule 13d-3 under the Exchange Act.

(b)            Conversions Void. Any purported conversion (and delivery of shares of Common Stock upon conversion of the Series B-1 Convertible Preferred Stock) will be void and have no effect to the extent, but only to the extent, that such conversion and delivery would result in any Holder becoming the beneficial owner of shares of Common Stock outstanding at such time in excess of the Ownership Limitation. For the avoidance of doubt, a Holder may effect an optional conversion up to the Ownership Limitation, subject to the other requirements of this Certificate of Designation applicable to such optional conversion.

(c)            Proceeds on Conversion. Except as otherwise provided herein, if any consideration otherwise due upon the proposed conversion of any Shares of Series B-1 Convertible Preferred Stock pursuant to an optional conversion is not delivered as a result of the Ownership Limitation, then the Corporation's obligation to deliver such consideration will not be extinguished, and the Corporation will deliver such consideration (and the relevant Shares of Series B-1 Convertible Preferred Stock shall be deemed converted) as soon as reasonably practicable after the Holder provides written evidence satisfactory to the Corporation that such delivery will not contravene the Ownership Limitation. A Holder will provide such evidence as soon as reasonably practicable after its beneficial ownership is such that additional shares of Common Stock issuable upon conversion of Series B-1 Convertible Preferred Stock may be delivered without contravening the Ownership Limitation. For the avoidance of doubt, until consideration due upon the conversion of any Shares of Series B-1 Convertible Preferred Stock is delivered, such Shares shall be deemed not to have converted, Preferred Dividends shall continue to accrue and accumulate thereon and consideration ultimately paid out in respect thereof shall take into account such accrued and accumulated Preferred Dividends.

8.4            Reservation of Stock. The Corporation shall at all times when any Shares of Series B-1 Convertible Preferred Stock is outstanding reserve and keep available out of its authorized but unissued shares of capital stock, solely for the purpose of issuance upon the conversion of the Series B-1 Convertible Preferred Stock, such number of shares of Common Stock issuable upon the conversion of all outstanding Series B-1 Convertible Preferred Stock pursuant to this Section 8, taking into account any adjustment to such number of shares so issuable in accordance with Section 8.6 hereof. The Corporation shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Corporation upon each such issuance). The Corporation shall not close its books against the transfer of any of its capital stock in any manner which would prevent the timely conversion of the Shares of Series B-1 Convertible Preferred Stock.

8.5            No Charge or Payment. The issuance of certificates for shares of Common Stock upon conversion of Shares of Series B-1 Convertible Preferred Stock pursuant to Section 8.1 shall be made without payment of additional consideration by, or other charge, cost or tax to, the Holder in respect thereof.

8.6            Adjustment to Conversion Price and Number of Conversion Shares. In order to prevent dilution of the conversion rights granted under this Section 8, the Conversion Price and the number of Conversion Shares issuable on conversion of the Shares of Series B-1 Convertible Preferred Stock shall be subject to adjustment from time to time as provided in this Section 8.6.

(a)            Subdivisions and Combinations. If the outstanding shares of Common Stock shall be subdivided (whether by stock split, recapitalization or otherwise) into a greater number of shares of Common Stock or combined (whether by consolidation, reverse stock split or otherwise) into a lesser number of shares of Common Stock, then the Conversion Price in effect at the opening of business on the date following the day upon which such subdivision or combination becomes effective shall be adjusted to equal the product of the Conversion Price in effect on such date and a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such subdivision or combination, and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such subdivision or combination. Such adjustment shall become effective retroactively to the close of business on the date upon which such subdivision or combination becomes effective. Absent a change in law, or a contrary determination (as defined in Section 1313(a) of the Code), the Corporation shall treat any adjustment to the Conversion Price pursuant to this Section 8.6(a) as being made pursuant to a "bona fide, reasonable, adjustment formula" within the meaning of Treasury Regulations Section 1.305-7(b) for U.S. federal and applicable state and local income tax and withholding tax purposes, and shall not take any position inconsistent with such treatment.

(b)            Dividends or Distributions Payable in Common Stock. In case the Corporation shall pay or make a dividend or other distribution on Common Stock payable in shares of Common Stock (in which case, for the avoidance of doubt, the Holders shall not participate), the Conversion Price in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on the record date fixed for such determination and the denominator of which shall be the sum of such number of shares outstanding at the close of business on the record date fixed for such determination and the total number of shares constituting such dividend or other distribution, such reduction to become effective retroactively to a date immediately following the close of business on the record date for the determination of the Holders entitled to such dividends and distributions. For the purposes of this Section 8.6(b), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Corporation. The Corporation will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Corporation. Absent a change in law, or a "determination" (as defined in Section 1313(a) of the Code), the Corporation shall treat any adjustment to the Conversion Price pursuant to this Section 8.6(b) (i) as being made pursuant to a "bona fide, reasonable, adjustment formula" within the meaning of Treasury Regulations Section 1.305-7(b) and (ii) as providing for a "full adjustment" in the Conversion Price to reflect any dividends or distributions of Common Stock described in this Section 8.6(b), in each case for U.S. federal and applicable state and local income tax and withholding tax purposes, and shall not take any position inconsistent with such treatment.

(c)            Adjustment for Reorganization Events. If there shall occur any reclassification, statutory exchange, reorganization, recapitalization, consolidation or merger involving the Corporation with or into another Person in which a majority of the Common Stock (but not the Series B-1 Convertible Preferred Stock) is converted into or exchanged for securities, cash or other property (excluding a merger solely for the purpose of changing the Corporation's jurisdiction of incorporation) other than a Change of Control (a "Reorganization Event"), then, subject to Section 5, following any such Reorganization Event, each share of Series B-1 Convertible Preferred Stock shall remain outstanding and be convertible into the number, kind and amount of securities, cash or other property which a Holder would have received in such Reorganization Event had such Holder converted its Shares of Series B-1 Convertible Preferred Stock into the applicable number of shares of Common Stock immediately prior to the effective date of the Reorganization Event using the Conversion Price applicable immediately prior to the effective date of such Reorganization Event; and, in such case, appropriate adjustment shall be made in the application of the provisions in this Section 8.6 set forth with respect to the rights and interest thereafter of the Holders, to the end that the provisions set forth in this Section 8.6 (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Series B-1 Convertible Preferred Stock. The Corporation (or any successor thereto) shall, no less than twenty (20) Business Days prior to the occurrence of any Reorganization Event, provide written notice to the Holders of such occurrence of such event and of the kind and amount of the cash, securities or other property that each Share of Series B-1 Convertible Preferred Stock will be convertible into under this Section 8.6(b). Failure to deliver such notice shall not affect the operation of this Section 8.6(b). The Corporation shall not enter into any agreement for a transaction constituting a Reorganization Event unless (i) such agreement provides for, or does not interfere with or prevent (as applicable), conversion of the Series B-1 Convertible Preferred Stock in a manner that is consistent with and gives effect to this Section 8.6(b) and (ii) to the extent that the Corporation is not the surviving corporation in such Reorganization Event or will be dissolved in connection with such Reorganization Event, proper provision shall be made in the agreements governing such Reorganization Event for the conversion of the Series B-1 Convertible Preferred Stock into stock of the Person surviving such Reorganization Event or such other continuing entity in such Reorganization Event. Absent a change in law, or a "determination" (as defined in Section 1313(a) of the Code), the Corporation shall treat any adjustment to the Conversion Price pursuant to this Section 8.6(b) as being made pursuant to a "bona fide, reasonable, adjustment formula" within the meaning of Treasury Regulations Section 1.305-7(b) for U.S. federal and applicable state and local income tax and withholding tax purposes, and shall not take any position inconsistent with such treatment.

(d)            Adjustment for Issuances Below Market Price. If the Corporation shall at any time issue shares of Common Stock or any other security convertible into, exercisable or exchangeable for Common Stock (such Common Stock or other security, "Equity-Linked Securities"), for a consideration per share of Common Stock (or conversion price per share of Common Stock) less than the Current Market Price of Common Stock on the date that the Corporation fixes the offering price (or conversion price) of Equity-Linked Securities and to the extent that such issuance is not a result of an Excluded Issuance, then the Conversion Price shall be decreased based on the following formula:

CP' = CP0 x	OS0 + (AC/ CP0)
OS'

where:

CP0 = the Conversion Price in effect immediately prior to the issuance of such Equity-Linked Securities;

CP' = the new Conversion Price in effect immediately after the issuance of such Equity-Linked Securities;

AC = the aggregate consideration paid or payable for such Equity-Linked Securities;

OS0 = the number of shares of Common Stock outstanding immediately prior to the issuance of such Equity-Linked Securities; and

OS' = the number of shares of Common Stock outstanding immediately after the issuance of such Equity-Linked Securities or issuable pursuant to such Equity-Linked Securities.

Notwithstanding the foregoing, no adjustments shall be made, paid or issued under this clause (d) in respect of an Excluded Issuance.  If an adjustment under this clause (d) would cause the exercise price to be less than the Floor Price, then the adjustment under this clause (d) will cause the exercise price to equal the Floor Price.

(e)            Rounding; Par Value. All calculations under Section 8.6 shall be made to the nearest 1/1,000th of a cent or to the nearest 1/1,000th of a share, as the case may be. No adjustment in the Conversion Price shall reduce the Conversion Price below the then par value of the Common Stock.

(f)            Certificate as to Adjustment.

(i)            As promptly as reasonably practicable following any adjustment of the Conversion Price, but in any event not later than thirty (30) days thereafter, the Corporation shall furnish to each Holder at the address specified for such Holder in the books and records of the Corporation (or at such other address as may be provided to the Corporation in writing by such Holder) a certificate of an executive officer setting forth in reasonable detail such adjustment and the facts upon which it is based and certifying the calculation thereof.

(ii)            As promptly as reasonably practicable following the receipt by the Corporation of a written request by any Holder, but in any event not later than thirty (30) days thereafter, the Corporation shall furnish to such Holder a certificate of an executive officer certifying the Conversion Price then in effect and the number of Conversion Shares or the amount, if any, of other shares of stock, securities or assets then issuable to such Holder upon conversion of the Shares of Series B-1 Convertible Preferred Stock held by such Holder.

(g)            Notices. In the event:

(i)            that the Corporation shall take a record of the holders of its Common Stock (or other capital stock or securities at the time issuable upon conversion of the Series B-1 Convertible Preferred Stock) for the purpose of entitling or enabling them to receive any dividend or other distribution, to vote at a meeting (or by written consent), to receive any right to subscribe for or purchase any shares of capital stock of any class or any other securities, or to receive any other security;

(ii)            of any capital reorganization of the Corporation, any reclassification of the Common Stock of the Corporation, any consolidation or merger of the Corporation with or into another Person, or sale of all or substantially all of the Corporation's assets to another Person; or

(iii)            of a Liquidation;

then, and in each such case, unless the Corporation has previously publicly announced such information (including through filing such information with the Securities and Exchange Commission), the Corporation shall send or cause to be sent to each at the address specified for such Holder in the books and records of the Corporation (or at such other address as may be provided to the Corporation in writing by such Holder) at least ten (10) days prior to the applicable record date or the applicable expected effective date, as the case may be, for the event, a written notice specifying, as the case may be, (A) the record date for such dividend, distribution, meeting or consent or other right or action, and a description of such dividend, distribution or other right or action to be taken at such meeting or by written consent, or (B) the effective date on which such reorganization, reclassification, consolidation, merger, sale or Liquidation is proposed to take place, and the date, if any is to be fixed, as of which the books of the Corporation shall close or a record shall be taken with respect to which the holders of record of Common Stock (or such other capital stock or securities at the time issuable upon conversion of the Series B-1 Convertible Preferred Stock) shall be entitled to exchange their shares of Common Stock (or such other capital stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale or Liquidation, and the amount per share and character of such exchange applicable to the Series B-1 Convertible Preferred Stock and the Conversion Shares.

(h)            Non-Circumvention. For the avoidance of doubt, the adjustments provided in this Section 8.6 may not result in the Holders exceeding the Ownership Limitation or the other limitations set forth in Section 8.3.

9.            Reissuance of Series B-1 Convertible Preferred Stock. Shares of Series B-1 Convertible Preferred Stock that have been issued and reacquired by the Corporation in any manner, including shares purchased or redeemed or exchanged or converted, shall (upon compliance with any applicable provisions of the laws of Delaware) have the status of authorized but unissued shares of Preferred Stock of the Corporation undesignated as to series and may be designated or re-designated and issued or reissued, as the case may be, as part of any series of preferred stock of the Corporation, provided that any issuance of such shares as Series B-1 Convertible Preferred Stock must be in compliance with the terms hereof.

10.            Proportional Transfers. Solely in the event any shares of Series B-2 Convertible Preferred Stock are issued and outstanding, each Transfer (including any redemption or repurchase) of Shares of Series B-1 Convertible Preferred Stock, other than pursuant to a conversion in accordance with Section 8, must be made simultaneously in respect of Series B-1 Convertible Preferred Stock and Series B-2 Convertible Preferred Stock and must be made such that the proportion of a Holder's Series B-1 Convertible Preferred Stock to such Holder's Series B-2 Convertible Preferred Stock, taken together, remains constant following such Transfer. Any such proportional Transfer of Series B-2 Convertible Preferred Stock will be automatically effectuated upon the Transfer of the underlying Series B-1 Convertible Preferred Stock and shall not require or result in any additional payment or consideration being paid to the Holder thereof.

11.            Payments to Holders. Any payments of cash made by the Corporation to the Holders on their Shares of Series B-1 Convertible Preferred Stock shall be payable to each such Holder by certified check or wire transfer of immediately available funds to the Holder, as determined by the Corporation at the time of such payment.

12.            Notices. Except as otherwise provided herein, all notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by e-mail of a PDF document if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent (a) to the Corporation, at its principal executive offices and (b) to any stockholder, at such Holder's address at it appears in the stock records of the Corporation (or at such other address for a stockholder as shall be specified in a notice given in accordance with this Section 12).

13.            Amendment and Waiver. This Certificate of Designation may be amended, modified or waived only by an instrument in writing executed by the Corporation and, with respect to a waiver, the Majority Holders, and any such written amendment, modification or waiver will be binding upon the Corporation and each Holder.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Designation of the Series B-1 Convertible Preferred Stock on of this [•], 2020.

Name:
Title:

ATTESTED:

By:
Name:
Title:

EXHIBIT B

FORM OF SERIES B-2 CERTIFICATE OF DESIGNATION

CERTIFICATE OF DESIGNATION OF

SERIES B-2 CONVERTIBLE PREFERRED STOCK OF

AGROFRESH SOLUTIONS, INC.

(Pursuant to Section 151 of the General Corporation Law of the State of Delaware)

AgroFresh Solutions, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (hereinafter, the "Corporation"), hereby certifies that the following resolution was duly adopted by the Board of Directors of the Corporation (the "Board") (or a duly authorized committee thereof) as required by Section 151 of the General Corporation Law of the State of Delaware (the "General Corporation Law"):

NOW, THEREFORE, BE IT RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation in accordance with the provisions of the Second Amended and Restated Certificate of Incorporation of the Corporation, as amended (the "Certificate of Incorporation"), there is hereby created and provided out of the authorized but unissued preferred stock, par value $0.0001 per share, of the Corporation ("Preferred Stock"), a new series of Preferred Stock, and there is hereby stated and fixed the number of shares constituting such series and the designation of such series and the powers (including voting powers), if any, of such series and the preferences and relative, participating, optional, special or other rights, if any, and the qualifications, limitations or restrictions, if any, of such series as follows:

Designation

1.            There shall be a series of Preferred Stock that shall be designated as "Series B-2 Convertible Preferred Stock", par value $0.0001 per share (the "Series B-2 Convertible Preferred Stock") and the number of shares constituting such series ("Shares") shall be 150,000. The rights, preferences, powers, restrictions and limitations of the Series B-2 Convertible Preferred Stock shall be as set forth herein. The Series B-2 Convertible Preferred Stock shall be issued in book-entry form on the Corporation's share ledger, subject to the rights of holders to receive certificated Shares under the General Corporation Law.

2.            Defined Terms. For purposes hereof, the following terms shall have the following meanings:

"Accumulated Dividends" means the Accumulated Dividends (as such term is defined in the Series B-1 Certificate of Designation) on a share of Series B-1 Convertible Preferred Stock.

"Business Day" means a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close.

"Board" has the meaning set forth in the Recitals.

"Certificate of Designation" means this Certificate of Designation of Series B-2 Convertible Preferred Stock of the Corporation.

"Certificate of Incorporation" has the meaning set forth in the Recitals.

"Change of Control" means (i) the sale, conveyance or disposition in one or a series of transactions of all or substantially all of the assets of the Corporation and its significant subsidiaries to a third party, or any transaction that is subject to Rule 13e-3 of the Securities Exchange Act of 1934, as amended, (ii) the consummation of a transaction by which any Person or group, other than the Investor or its affiliates, is or becomes the beneficial owner, directly or indirectly, of 50% or more of the voting power of the securities issued by the Corporation having the power to vote (measured by voting power rather than number of shares) in the election of directors of the Corporation ("Voting Stock"), or (iii) the consolidation, merger or other business combination of the Corporation with or into any other Person or Persons; provided, however, that a Change of Control will not be deemed to have occurred in the case of clause (iii) above in the case of (a) a consolidation, merger or other business combination in which holders of the Voting Stock immediately prior to the transaction continue after the transaction to hold, directly or indirectly, the same relative percentage of the Voting Stock as before any such transaction and the Voting Stock of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities, including pursuant to a holding company merger effected under Section 251(g) of the General Corporation Law or any successor provision, or (b) a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Corporation.

"Code" means the United States Internal Revenue Code of 1986, as amended.

"Common Stock" means the common stock, par value $0.0001 per share, of the Corporation.

"Conversion Date" has the meaning set forth in Section 6.2(c).

"Conversion Price" means, at any given time of determination, the Conversion Price (as such term is defined in the Series B-1 Certificate of Designation) of a share of Series B-1 Convertible Preferred Stock.

"Conversion Shares" means the shares of Common Stock or other capital stock of the Corporation then issuable upon conversion of the Series B-2 Convertible Preferred Stock in accordance with the terms of Section 6; provided that, with respect to the cancellation of Series B-1 Convertible Preferred Stock pursuant to Section 6.2(d), the rounding up provided by Section 6.2(b) shall not apply.

"Corporation" has the meaning set forth in the Preamble.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"General Corporation Law" has the meaning set forth in the Preamble.

"Holder" means a holder of outstanding Shares of Series B-2 Convertible Preferred Stock.

"Investment Agreement" means the Investment Agreement, dated June 13, 2020, by and between the Corporation and the Investor.

"Investor" means PSP AGFS Holdings, L.P., a Delaware limited partnership.

"IRS" means the United States Internal Revenue Service.

"Junior Securities" means, collectively, the Common Stock, the Series A Preferred Stock, the Series B-2 Convertible Preferred Stock and each other class or series of capital stock now existing or hereafter authorized (other than Series B Convertible Preferred Stock), classified or reclassified, the terms of which do not expressly provide that such class or series ranks on a parity basis with or senior to the Series B-1 Convertible Preferred Stock as to dividend rights and rights on the distribution of assets on any Liquidation.

"Liquidation" has the meaning set forth in Section 4.1.

"Liquidation Value" means, at any given time of determination, the Liquidation Value (as such term is defined in the Series B-1 Certificate of Designation) of a share of Series B-1 Convertible Preferred Stock.

"Majority Holders" means, collectively, the Holders of a majority of the issued and outstanding Shares of Series B-2 Convertible Preferred Stock.

"Original Issuance Date" means [•], 2020.3

"Parity Securities" means any class or series of capital stock, the terms of which expressly provide that such class ranks pari passu with the Series B-1 Convertible Preferred Stock as to dividend rights and rights on the distribution of assets on any Liquidation, and includes the Series B-1 Convertible Preferred Stock.

"Person" means an individual, company, partnership, joint venture, limited liability company, governmental authority, unincorporated organization, trust, association or other entity.

"Preferred Stock" has the meaning set forth in the Recitals.

"Register" means the securities register maintained in respect of the Series B-2 Convertible Preferred Stock by the Corporation, or, to the extent the Corporation has engaged a transfer agent, such transfer agent.

"Requisite Stockholder Approval" means the stockholder approval contemplated by Rule 5635 of the NASDAQ listing rules with respect to the issuance of shares of Common Stock upon conversion of the Series B-2 Convertible Preferred Stock (taken together with the conversion rights with respect to the Series B-1 Convertible Preferred Stock as provided herein) or Series B Convertible Preferred Stock in excess of the limitations imposed by such rule.

"Senior Securities" means any class or series of capital stock, the terms of which expressly provide that such class ranks senior to any series of the Series B-1 Convertible Preferred Stock, has preference or priority over the Series B-1 Convertible Preferred Stock as to dividend rights and rights on the distribution of assets on any Liquidation.

"Series A Preferred Stock" means the Series A Preferred Stock, par value $0.0001 per share, of the Corporation.

"Series B Convertible Preferred Stock" means the Series B Convertible Preferred Stock, par value $0.0001 per share, of the Corporation.

"Series B-1 Certificate of Designation" means the Certificate of Designation of Series B-1 Convertible Preferred Stock of the Corporation.

"Series B-1 Convertible Preferred Stock" means the Series B-1 Convertible Preferred Stock, par value $0.0001 per share, of the Corporation.

"Series B-1 Original Issuance Date" means [•], 2020.4

"Series B-1 Ownership Limitation" means the Ownership Limitation, as such term is defined in the Series B-1 Certificate of Designation.

3        To insert the Second Closing Date.

4        To insert the First Closing Date.

"Series B-2 Conversion Ratio" means, at any given time, the quotient of (i)(x) the maximum number of shares of Common Stock into which the outstanding shares of Series B-1 Convertible Preferred Stock would be convertible if the Series B-1 Ownership Limitation did not apply, minus (y) the maximum number of shares of Common Stock into which the outstanding shares of Series B-1 Convertible Preferred Stock would be convertible if the Series B-1 Ownership Limitation does apply, divided by (ii) the total number of issued and outstanding Shares of Series B-2 Convertible Preferred Stock

"Series B-2 Convertible Preferred Stock" has the meaning set forth in Section 1.

"Subsidiary" means, with respect to any Person, any other Person of which a majority of the outstanding shares or other equity interests having the power to vote for directors or comparable managers are owned, directly or indirectly, by the first Person.

"Transfer" has the meaning set forth in Section 3.

3.            Transfer Restrictions.

3.1            Nontransferability. No Holder shall sell, transfer, assign, pledge or otherwise dispose of, whether with or without consideration and whether voluntarily or involuntarily or by operation of law) (a "Transfer") any interest in such Holder's Shares of Series B-2 Convertible Preferred Stock, except (a) in connection with the simultaneous Transfer of shares of Series B-1 Convertible Preferred Stock which results in the proportion of such Holder's Series B-1 Convertible Preferred Stock to such Holder's Series B-2 Convertible Preferred Stock, taken together, remains constant following such Transfer or (b) pursuant to a conversion in accordance with Section 6.

3.2            Proportional Transfers. In the event that any Holder who also holds shares of Series B-1 Convertible Preferred Stock Transfers such Holder's shares of Series B-1 Convertible Preferred Stock in compliance with the Series B-1 Certificate of Designation, such Holder shall, simultaneously with such Transfer, Transfer the same number of Shares of Series B-2 Convertible Preferred Stock to the transferee of the Series B-1 Convertible Preferred Stock.

3.3            Certificates. In the event of any Transfer, any transferring Holder shall surrender the certificate or certificates, if any, representing the Shares that are being transferred to the Corporation or to the Corporation's corporate secretary at the Corporation's headquarters in the manner and place designated by Corporation, duly assigned or endorsed for Transfer (or accompanied by duly executed stock powers relating thereto), or, in the event such certificate or certificates are lost, stolen or missing, shall deliver an affidavit of loss in a form reasonably acceptable to the Corporation, in the manner and place designated by the Corporation. Upon receipt of such certificate or certificates, or affidavit of loss, the Corporation shall (i) issue a new certificate representing the Shares that were Transferred in the name of the applicable transferee and (ii) if less than all the Shares represented by a transferred certificate are transferred, issue a new stock certificate representing the untransferred Shares in the name of the applicable transferor.

4.            Liquidation.

4.1            Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation (a "Liquidation"), the outstanding Shares of Series B-2 Convertible Preferred Stock shall automatically be cancelled for no consideration or payment of any kind.

4.2            Change of Control Not a Liquidation. For purposes of this Section 4, a Change of Control shall not be deemed to constitute a Liquidation.

4.3            Notice Requirement. In the event of any Liquidation, the Corporation shall, within ten (10) days of the date the Board approves such action, or no later than twenty (20) days of any stockholders' meeting called to approve such action, or within twenty (20) days of the commencement of any involuntary proceeding, whichever is earlier, give each Holder written notice of the proposed action. Such written notice shall describe the material terms and conditions of such proposed action. If any material change in the facts set forth in the initial notice shall occur, the Corporation shall promptly give written notice to each Holder of such material change.

5.            Voting.

5.1            General. From and after such time as the Corporation receives the Requisite Stockholder Approval, each Holder shall be entitled to vote with holders of outstanding shares of Common Stock, voting together as a single class, with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration (whether at a meeting of stockholders of the Corporation, by written action of stockholders in lieu of a meeting or otherwise), except as provided by law. In any such vote, each Holder shall be entitled to a number of votes equal to the largest number of whole shares of Common Stock into which all Shares of Series B-2 Convertible Preferred Stock held of record by such Holder is convertible pursuant to Section 6 herein as of the record date for such vote or written consent or, if there is no specified record date, as of the date of such vote or written consent. The Holders shall not be entitled to any voting rights with respect to such Shares of Series B-2 Convertible Preferred Stock unless and until the Requisite Stockholder Approval has been obtained; provided that, for the avoidance of doubt, nothing herein shall modify or limit the consent rights set forth in Section 5.2.

5.2            Consent Rights with Respect to Particular Matters. As long as any Share of Series B-2 Convertible Preferred Stock is outstanding, the Corporation shall not, unless the prior written approval of the Majority Holders is first obtained:

(a)            alter or change the rights, preferences or privileges of the Series B-1 Convertible Preferred Stock or the Series B-2 Convertible Preferred Stock, including by amending, modifying or supplementing the Series B-1 Certificate of Designation or this Certificate of Designation, as applicable;

(b)            increase or decrease the number of authorized shares of Series B-1 Convertible Preferred Stock or Series B-2 Convertible Preferred Stock;

(c)            issue any Shares of Series B-1 Convertible Preferred Stock or Series B-2 Convertible Preferred Stock other than the Shares issued on the Series B-1 Original Issuance Date or the Original Issuance Date, as applicable;

(d)            create (by reclassification, exchange, conversion or otherwise) any class or series of capital stock that constitute Parity Securities or Senior Securities;

(e)            amend, modify or supplement the Certificate of Incorporation or the Corporation's bylaws in a manner that adversely alters or changes the rights, powers, preferences or privileges of the Series B-1 Convertible Preferred Stock or the Series B-2 Convertible Preferred Stock; or

(f)            declare or pay any dividend on, or redeem or repurchase any share of, any Junior Securities.

6.            Conversion.

6.1            Optional Right to Convert. Subject to the provisions of this Section 6, at any time and from time to time on or after (a) the Original Issuance Date and (b) the receipt by the Corporation of the Requisite Stockholder Approval, any Holder shall have the right by written election to the Corporation to convert all or any portion of the outstanding Shares of Series B-2 Convertible Preferred Stock held by such Holder into an aggregate number of shares of Common Stock determined by multiplying (i) the number of Shares of Series B-2 Convertible Preferred Stock to be converted by (ii) the Series B-2 Conversion Ratio. For the avoidance of doubt, the Shares of Series B-2 Convertible Preferred Stock shall not be convertible unless and until the Corporation receives the Requisite Stockholder Approval.

6.2            Procedures for Conversion; Effect of Conversion

(a)            Procedures for Holder Conversion. In order to effectuate a conversion of Shares of Series B-2 Convertible Preferred Stock pursuant to Section 6.1, a Holder shall (i) submit a written election to the Corporation that such Holder elects to convert Shares specifying the number of Shares elected to be converted and (ii) surrender, along with such written election, to the Corporation the certificate or certificates, if any, representing the Shares being converted, duly assigned or endorsed for transfer to the Corporation (or accompanied by duly executed stock powers relating thereto) or, in the event such certificate or certificates are lost, stolen or missing, accompanied by an affidavit of loss executed by the Holder. The conversion of such Shares hereunder shall be deemed effective as of the date of submission of such written election and surrender of such Series B-2 Convertible Preferred Stock certificate or certificates, if any, or delivery of such affidavit of loss, if applicable. Upon the receipt by the Corporation of a written election and the surrender of such certificate(s) and accompanying materials (if any), the Corporation shall as promptly as practicable (but in any event within five days thereafter) deliver to the relevant Holder (A) the number of shares of Common Stock to which such Holder shall be entitled upon conversion of the applicable Shares as calculated pursuant to Section 6.1 (including by certificates evidencing such shares of Common Stock to the Holder at its address as set forth in the written election) and, if applicable (B) the number of Shares of Series B-2 Convertible Preferred Stock delivered to the Corporation but not elected to be converted pursuant to the written election, in each case in book-entry form on the Corporation's share ledger or by mailing certificates evidencing the shares to the address specified for such Holder in the books and records of the Corporation (or at such other address as may be provided to the Corporation in writing by such Holder). All shares of capital stock issued hereunder by the Corporation shall be duly and validly issued, fully paid and non-assessable, free and clear of all taxes, liens, charges and encumbrances with respect to the issuance thereof.

(b)            Fractional Shares. The Corporation shall not issue any fractional shares of Common Stock upon conversion of Series B-2 Convertible Preferred Stock and in the event that any conversion of the Shares of Series B-2 Convertible Preferred Stock would result in the issuance of a fractional share, the number of shares of Common Stock issued or issuable to such Holder shall be rounded up to the nearest whole share of Common Stock.

(c)            Effect of Conversion. All Shares of Series B-2 Convertible Preferred Stock converted as provided in Section 6.1 shall no longer be deemed outstanding as of the applicable Conversion Date and all rights with respect to such Shares shall immediately cease and terminate as of such time, other than the right of the Holder to receive shares of Common Stock in exchange therefor. The "Conversion Date" means the date on which such Holder complies with the procedures in Section 6.2(a) (including the submission of the written election to the Corporation of its election to convert).

(d)            Cancellation of Series B-1 Convertible Preferred Stock. In the event a Holder elects to convert all or any portion of his, her or its Shares of Series B-2 Convertible Preferred Stock pursuant to this Section 6, simultaneously with any such conversion on the applicable Conversion Date, a number of shares of Series B-1 Convertible Preferred Stock held by such Holder equal to the result of (i)(x) the number of Conversion Shares, multiplied by (y) the Conversion Price, divided by (ii) the sum of (x) the Liquidation Value, plus (y) the Accumulated Dividends with respect to a single share of Series B-1 Convertible Preferred Stock shall automatically be cancelled and forfeited to the Corporation for no payment or consideration of any kind.

6.3            Reservation of Stock. The Corporation shall at all times when any Shares of Series B-2 Convertible Preferred Stock are outstanding reserve and keep available out of its authorized but unissued shares of capital stock, solely for the purpose of issuance upon the conversion of the Series B-2 Convertible Preferred Stock, such number of shares of Common Stock issuable upon the conversion of all outstanding Series B-2 Convertible Preferred Stock pursuant to this Section 6. The Corporation shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Corporation upon each such issuance). The Corporation shall not close its books against the transfer of any of its capital stock in any manner which would prevent the timely conversion of the Shares of Series B-2 Convertible Preferred Stock.

6.4            No Charge or Payment. The issuance of certificates for shares of Common Stock upon conversion of Shares of Series B-2 Convertible Preferred Stock pursuant to Section 6.1 shall be made without payment of additional consideration by, or other charge, cost or tax to, the Holder in respect thereof.

7.            Reissuance of Series B-2 Convertible Preferred Stock. Shares of Series B-2 Convertible Preferred Stock that have been issued and reacquired by the Corporation in any manner, including shares purchased or redeemed or exchanged or converted, shall (upon compliance with any applicable provisions of the laws of Delaware) have the status of authorized but unissued shares of Preferred Stock of the Corporation undesignated as to series and may be designated or re-designated and issued or reissued, as the case may be, as part of any series of preferred stock of the Corporation, provided that any issuance of such shares as Series B-1 Convertible Preferred Stock or Series B-2 Convertible Preferred Stock must be in compliance with the terms hereof.

8.            Notices. Except as otherwise provided herein, all notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by e-mail of a PDF document if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent (a) to the Corporation, at its principal executive offices and (b) to any stockholder, at such Holder's address at it appears in the stock records of the Corporation (or at such other address for a stockholder as shall be specified in a notice given in accordance with this Section 8).

9.            Amendment and Waiver. This Certificate of Designation may be amended, modified or waived only by an instrument in writing executed by the Corporation and the Majority Holders and any such written amendment, modification or waiver will be binding upon the Corporation and each Holder.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Designation of the Series B-2 Convertible Preferred Stock on of this [•], 2020.

Name:
Title:

ATTESTED:

By:
Name:
Title:

EXHIBIT C

FORM OF SERIES B CERTIFICATE OF DESIGNATION

CERTIFICATE OF DESIGNATION OF

SERIES B CONVERTIBLE PREFERRED STOCK OF

AGROFRESH SOLUTIONS, INC.

(Pursuant to Section 151 of the General Corporation Law of the State of Delaware)

AgroFresh Solutions, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (hereinafter, the "Corporation"), hereby certifies that the following resolution was duly adopted by the Board of Directors of the Corporation (the "Board") (or a duly authorized committee thereof) as required by Section 151 of the General Corporation Law of the State of Delaware (the "General Corporation Law"):

NOW, THEREFORE, BE IT RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation in accordance with the provisions of the Second Amended and Restated Certificate of Incorporation of the Corporation, as amended (the "Certificate of Incorporation"), there is hereby created and provided out of the authorized but unissued preferred stock, par value $0.0001 per share, of the Corporation ("Preferred Stock"), a new series of Preferred Stock, and there is hereby stated and fixed the number of shares constituting such series and the designation of such series and the powers (including voting powers), if any, of such series and the preferences and relative, participating, optional, special or other rights, if any, and the qualifications, limitations or restrictions, if any, of such series as follows:

Designation

1.            There shall be a series of Preferred Stock that shall be designated as "Series B Convertible Preferred Stock", par value $0.0001 per share (the "Series B Convertible Preferred Stock") and the number of shares constituting such series ("Shares") shall be 150,000. The rights, preferences, powers, restrictions and limitations of the Series B Convertible Preferred Stock shall be as set forth herein. The Series B Convertible Preferred Stock shall be issued in book-entry form on the Corporation's share ledger, subject to the rights of holders to receive certificated Shares under the General Corporation Law.

2.            Defined Terms. For purposes hereof, the following terms shall have the following meanings:

"Accumulated Dividends" means, with respect to any Share of Series B Convertible Preferred Stock, as of any date, an amount equal to (i) the accrued, accumulated and unpaid dividends on such Share, whether or not declared plus (ii) any accrued, accumulated and unpaid dividends as of the Original Issuance Date on any share of Preferred Stock that was exchanged for the Series B Convertible Preferred Stock.

"Alternative Redemption Price" means, with respect to any Share of Series B Convertible Preferred Stock, at any date Redemption Date after the third (3rd) anniversary of the First Closing Date, an amount equal to the sum of (i) the then Liquidation Value of such Share of Series B Convertible Preferred Stock plus (ii) all Accumulated Dividends thereon.

“Applicable MOIC Test” means the applicable MOIC test set forth in the definition of Redemption Price (i.e., 1.5 for clause (i) of the definition of Redemption Price, 1.75 for clause (ii) of the definition of Redemption Price, and 2.0 for clause (iii) of the definition of Redemption Price).

"Business Day" means a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close.

"Board" has the meaning set forth in the Recitals.

"Certificate of Designation" means this Certificate of Designation of Series B Convertible Preferred Stock of the Corporation.

"Certificate of Incorporation" has the meaning set forth in the Recitals.

"Change of Control" means (i) the sale, conveyance or disposition in one or a series of transactions of all or substantially all of the assets of the Corporation and its significant subsidiaries to a third party, or any transaction that is subject to Rule 13e-3 of the Securities Exchange Act of 1934, as amended, (ii) the consummation of a transaction by which any Person or group, other than the Investor or its affiliates, is or becomes the beneficial owner, directly or indirectly, of 50% or more of the voting power of the securities issued by the Corporation having the power to vote (measured by voting power rather than number of shares) in the election of directors of the Corporation ("Voting Stock"), or (iii) the consolidation, merger or other business combination of the Corporation with or into any other Person or Persons; provided, however, that a Change of Control will not be deemed to have occurred in the case of clause (iii) above in the case of (a) a consolidation, merger or other business combination in which holders of the Voting Stock immediately prior to the transaction continue after the transaction to hold, directly or indirectly, the same relative percentage of the Voting Stock as before any such transaction and the Voting Stock of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities, including pursuant to a holding company merger effected under Section 251(g) of the General Corporation Law or any successor provision, or (b) a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Corporation.

"Change of Control Effective Date" has the meaning set forth in Section 7.1(c).

"Change of Control Redemption" means any redemption of Series B Convertible Preferred Stock pursuant to Section 7.1.

"Change of Control Redemption Offer" has the meaning set forth in Section 7.1(a).

"Change of Control Redemption Price" has the meaning set forth in Section 7.1(a).

"Closing Price" of the Common Stock on any date of determination means the closing sale price or, if no closing sale price is reported, the last reported sale price of the shares of the Common Stock on the NASDAQ on such date. If the Common Stock is not traded on the NASDAQ on any date of determination, the Closing Price of the Common Stock on such date of determination means the closing sale price as reported in the composite transactions for the principal United States securities exchange or automated quotation system on which the Common Stock is so listed or quoted, or, if no closing sale price is reported, the last reported sale price on the principal United States securities exchange or automated quotation system on which the Common Stock is so listed or quoted, or if the Common Stock is not so listed or quoted on a United States securities exchange or automated quotation system, the last quoted bid price for the Common Stock in the over-the-counter market as reported by OTC Markets Group Inc. or a similar organization.

"Code" means the United States Internal Revenue Code of 1986, as amended.

"Common Stock" means the common stock, par value $0.0001 per share, of the Corporation.

"Competition Law" shall mean any law or regulation that is designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or lessening of competition through merger or acquisition or restraint of trade.

"Conversion Date" has the meaning set forth in Section 8.2(c).

"Conversion Price" means, initially, $[__],5 as adjusted from time to time in accordance with Section 8.6.

"Conversion Shares" means the shares of Common Stock or other capital stock of the Corporation then issuable upon conversion of the Series B Convertible Preferred Stock in accordance with the terms of Section 8.

"Conversion Election Date" means the date upon which the Holder's right to convert its Shares pursuant to Section 8 terminates in connection with an Elective Redemption, which date shall be no earlier than two (2) Business Days prior to the applicable Redemption Date.

"Corporation" has the meaning set forth in the Preamble.

"Current Market Price" means, on any day, the average of the Daily VWAP for the twenty (20) consecutive Trading Days ending the Trading Day immediately prior to the day in question.

"Daily VWAP" means the consolidated volume-weighted average price per share of Common Stock as displayed under the heading "Bloomberg VWAP" on the Bloomberg page for the "<equity> AQR" page corresponding to the "ticker" for such Common Stock (or its equivalent successor if Bloomberg ceases to publish such price, or such page is not available) in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such Trading Day (or if such volume-weighted average price is unavailable, the closing price of one share of such Common Stock on such Trading Day). The "volume weighted average price" shall be determined without regard to after-hours trading or any other trading outside of the regular trading session trading hours.

"Decco Litigation Matter" means that certain litigation matter captioned as AgroFresh Inc. v. Essentiv LLC, Case No. 16-cv-662, U.S. District Court, District of Delaware.

"Decco Proceeds" means any cash proceeds actually received by the Corporation or any of its Subsidiaries in connection with the Decco Litigation Matter, net of all costs and expenses (including attorney's fees) to collect such proceeds after the Original Issuance Date.

"Dividend Payment Date" shall mean March 31, June 30, September 30 and December 31 of each year; provided that if any such Dividend Payment Date would otherwise occur on a day that is not a Business Day, such Dividend Payment Date shall instead be (and any dividend payable on Series B Convertible Preferred Stock on such Dividend Payment Date shall instead be payable on) the immediately succeeding Business Day without any additional accrued dividends in connection with such additional Business Day(s).

"Dividend Period" shall mean the period commencing on and including a Dividend Payment Date (or, in the case of the initial Dividend Period, the Original Issuance Date) and shall end on and include the day immediately preceding the next Dividend Payment Date; provided, that, the maximum number of days in any Dividend Period shall not exceed 90 days.

"Dividend Rate" means 16.00% per annum (the “Original Dividend Rate”); provided that, [(i)] for so long as the Corporation is in breach of its obligations pursuant to Section 4, Section 5 or Section 7.1 [ or (ii) in the event that the Corporation fails to obtain the Requisite Stockholder Approval prior to the first anniversary of the First Closing Date], the Dividend Rate means 18.00% per annum (the “Breach Rate”).6

5	To be equal to the Conversion Price of the Series B-1 Convertible Preferred Stock immediately prior to the Exchange Closing (as defined in the Investment Agreement).
6	To be deleted prior to filing in the event that the Requisite Stockholder Approval is received prior to the FIRB Approval.

"Elective Redemption" means any redemption of Series B Convertible Preferred Stock pursuant to Section 7.2(a)(i) or Section 7.2(a)(ii).

"Elective Redemption Notice" has the meaning set forth in Section 7.2.

"Elective Redemption Price" means the amount payable by the Corporation in connection with any Elective Redemption as determined pursuant to Section 7.2(a)(i) or Section 7.2(a)(ii), as applicable.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Excluded Issuance" means the issuance of (a) ordinary shares or options to purchase ordinary shares to employees, officers, directors or consultants of the Corporation pursuant to any stock or option plan duly adopted for such purpose by a majority of the Board or a majority of the members of a committee of the Board established for such purpose, (b) securities issued upon the exercise or exchange of securities outstanding on the Original Issuance Date, provided that, such securities have not been amended since the Original Issuance Date to increase the number of such securities or to decrease the exercise, exchange or conversion price of such securities, (c) securities, including options or warrants to purchase ordinary shares, issued pursuant to acquisitions or strategic transactions approved by a majority of the Board and not for the primary purpose of raising capital, (d) securities, including options or warrants to purchase ordinary shares, issued pursuant to a joint venture, license or other strategic partnership or agreement where the Corporation’s securities comprise, in whole or in part, the consideration paid by the Corporation in such transaction, so long as such issuances are not for the primary purpose of raising capital, (e) the issuance of securities pursuant to any bona fide equipment loan or leasing arrangement, real property leasing arrangement or debt financing from a bank or similar financial institution approved by a majority of the Board, and (f) the issuance of the Series B Convertible Preferred Stock and any shares of Common Stock issued or issuable upon the conversion thereof.

"First Closing Date" means [__].

"Floor Price" means $[__].7

"General Corporation Law" has the meaning set forth in the Preamble.

"Holder" means a holder of outstanding Shares of Series B Convertible Preferred Stock.

"HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

7	To equal to the lower of (i) the Nasdaq Official Closing Price of the Corporation (as reflected on Nasdaq.com) immediately preceding the signing of the Investment Agreement; and (ii) the average Nasdaq Official Closing Price of the Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the Investment Agreement in order to comply with the NASDAQ minimum price rules.

"Investment Agreement" means the Investment Agreement, dated June 13, 2020, by and between the Corporation and the Investor.

"Investor" means PSP AGFS Holdings, L.P., a Delaware limited partnership.

"IRS" means the United States Internal Revenue Service.

"Junior Securities" means, collectively, the Common Stock, the Series A Preferred Stock and each other class or series of capital stock now existing or hereafter authorized, classified or reclassified, the terms of which do not expressly provide that such class or series ranks on a parity basis with or senior to the Series B Convertible Preferred Stock as to dividend rights and rights on the distribution of assets on any Liquidation.

"Liquidation" has the meaning set forth in Section 5.1.

"Liquidation Value" means, with respect to any Share on any given date, $1,000.00 (as adjusted for any stock splits, stock dividends, recapitalizations or similar transaction with respect to the Series B Convertible Preferred Stock).

"Minimum Volume and Price Redemption Conditions" has the meaning set forth in Section 7.2(a)(ii).

"MOIC" means, with respect to any Share of Series B Convertible Preferred Stock, as of any Redemption Date, the quotient of (i) all cash redemption payments and other cash payments made by the Corporation in respect of such Share of Series B Convertible Preferred Stock (including all cash dividends paid up to and including the Redemption Date) divided by (ii) the difference of (w) the applicable Liquidation Value of such Share, minus (x) the Per Share OID Amount; provided, that if a Decco Redemption occurs, the foregoing MOIC calculation will be equitably adjusted such that the applicable Liquidation Value for purposes of any MOIC calculation set forth in the definition of Redemption Price will be increased by an amount equal to (y)(i) the amount resulting from (A) the Applicable MOIC Test, multiplied by (B) the difference of (I) the Liquidation Value of a Share subject to the Decco Redemption, minus (II) the Per Share OID Amount, multiplied by (C) the aggregate number of Shares redeemed pursuant to the Decco Redemption, minus (D) the aggregate redemption price for all Shares paid pursuant to the Decco Redemption, minus (E) the aggregate amount of all cash dividends paid on the Shares redeemed pursuant to the Decco Redemption up to and including the date of the Decco Redemption, divided by (ii) the Applicable MOIC Test, divided by (z) the number of Shares outstanding immediately following the Decco Redemption.

"Original Issuance Date" means [•], 2020.[8]

["Ownership Limitation" has the meaning set forth in Section 8.3(a).][9]

"Parity Securities" means any class or series of capital stock, the terms of which expressly provide that such class ranks pari passu with the Series B Convertible Preferred Stock as to dividend rights and rights on the distribution of assets on any Liquidation, and includes the Series B Convertible Preferred Stock.

8      To insert the date of the Exchange Closing.

9     To be deleted prior to filing in the event that the Requisite Stockholder Approval is received prior to the FIRB Approval.

“Per Share OID Amount” means, with respect to any Share of Series B Convertible Preferred Stock, $15 (as adjusted for any stock splits, stock dividends, recapitalizations or similar transaction with respect to the Series B Convertible Preferred Stock).

"Person" means an individual, company, partnership, joint venture, limited liability company, governmental authority, unincorporated organization, trust, association or other entity.

"Preferred Stock" has the meaning set forth in the Recitals.

"Redemption Date" means any date on which the Corporation redeems Shares of Series B Convertible Preferred Stock pursuant to Section 7.

"Redemption Price" means, with respect to any Share of Series B Convertible Stock (i) at any Redemption Date on or prior to the first anniversary of the Original Issuance Date, an amount in cash sufficient to cause the MOIC of such Share of Series B Convertible Preferred Stock to be equal to 1.5; (ii) at any Redemption Date after the first anniversary of the Original Issuance Date and on or prior to the second anniversary of the Original Issuance Date, an amount in cash sufficient to cause the MOIC of such Share of Series B Convertible Preferred Stock to be equal to 1.75; and (iii) at any Redemption Date after the second anniversary of the Original Issuance Date, an amount sufficient to cause the MOIC of such share of Series B Convertible Preferred Stock to be equal to 2.0 (the amount described in this clause (iii), the "2.0x Redemption Price").

"Register" means the securities register maintained in respect of the Series B Convertible Preferred Stock by the Corporation, or, to the extent the Corporation has engaged a transfer agent, such transfer agent.

["Requisite Stockholder Approval" means the stockholder approval contemplated by Rule 5635 of the NASDAQ listing rules with respect to the issuance of shares of Common Stock upon conversion of the Series B Convertible Preferred Stock in excess of the limitations imposed by such rule.][10]

"Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations thereunder, which shall be in effect at the time.

"Senior Securities" means any class or series of capital stock, the terms of which expressly provide that such class ranks senior to any series of the Series B Convertible Preferred Stock, has preference or priority over the Series B Convertible Preferred Stock as to dividend rights and rights on the distribution of assets on any Liquidation.

"Series A Preferred Stock" means the Series A Preferred Stock, par value $0.0001 per share, of the Corporation.

"Series B Convertible Preferred Stock" has the meaning set forth in Section 1.

"Subsidiary" means, with respect to any Person, any other Person of which a majority of the outstanding shares or other equity interests having the power to vote for directors or comparable managers are owned, directly or indirectly, by the first Person.

["Stockholder Voting Power" means the aggregate number of shares of Voting Stock of the Corporation, with the calculation of such aggregate number of shares of Voting Stock being conclusively made for all purposes under this Certificate of Designation and the Certificate of Incorporation, absent manifest error, by the Corporation based on the Corporation's review of the Register, the Corporation's other books and records, each holder's public filings pursuant to Section 13 or Section 16 of the Exchange Act and any other written evidence satisfactory to the Corporation regarding any holder's beneficial ownership of any securities of the Corporation.][11]

10	To be deleted prior to filing in the event that the Requisite Stockholder Approval is received prior to the FIRB Approval.

manifest error, by the Corporation based on the Corporation's review of the Register, the Corporation's other books and records, each holder's public filings pursuant to Section 13 or Section 16 of the Exchange Act and any other written evidence satisfactory to the Corporation regarding any holder's beneficial ownership of any securities of the Corporation.]11

"Trading Day" means a Business Day on which the principal Trading Market is open for business.

"Trading Market" means NASDAQ (or any other national securities exchange on which the Common Stock is primarily listed or quoted for trading on the date in question).

3.            Rank. With respect to payment of dividends and distribution of assets upon Liquidation, all Shares of the Series B Convertible Preferred Stock shall rank (i) senior to all Junior Securities, (ii) pari passu with any Series B Convertible Preferred Stock or Parity Securities in issue from time to time, and (iii) junior to all Senior Securities, if any.

4.            Dividends.

4.1          Accrual of Dividends. In addition to participation in dividends on Common Stock as set forth in Section 4.3, from and after the Original Issuance Date, cumulative dividends on each Share of Series B Convertible Preferred Stock shall accrue on a daily basis in arrears, whether or not there are funds legally available for the payment of dividends, at the applicable Dividend Rate on the sum of the Liquidation Value thereof plus, once compounded, all Accumulated Dividends thereon (such amount, the “Preferred Dividend”). The Preferred Dividends shall accrue, whether or not the Corporation has funds legally available therefore and whether or not such dividends are declared, on the basis of a 360 day year, consisting of four 90 day Dividend Periods, and the actual amount of accrued Preferred Dividends for each such Dividend Period shall be calculated based on the actual number of days elapsed during such Dividend Period; provided, however, that the Dividend Period commencing on the Original Issuance Date shall consist of the number of days between the Original Issuance Date and the first Dividend Payment Date after the Original Issuance Date, including each of the Original Issuance Date and the first Dividend Payment Date; provided, further, that the final Dividend Period for any Share of Series B Convertible Preferred Stock shall be deemed to have commenced on the Dividend Payment Date immediately preceding the redemption or conversion of the applicable Share of Series B Convertible Preferred Stock and shall consist of the number of days between such Dividend Payment Date and the day that the applicable Share of Series B Convertible Preferred Stock is redeemed or converted, excluding such Dividend Payment Date and including the applicable date of redemption or conversion. All accrued but unpaid Preferred Dividends on any Share of Series B Convertible Preferred Stock shall compound on a quarterly basis on each Dividend Payment Date, after the payment of any cash dividends on such Dividend Payment Date in accordance with the terms of Section 4.2 below. Dividends that are payable on the Shares of Series B Convertible Preferred Stock on any Dividend Payment Date shall be payable to the Holders as they appear on the Register on the record date for such dividend, which shall be the date 5 days prior to the applicable Dividend Payment Date.

4.2          Payment of Dividends. Preferred Dividends may be paid only if, as and when declared by the Board. Until the date that is one year following the First Closing Date, on or prior to each Dividend Payment Date, for each Dividend Period, the Board shall declare a cash dividend in an amount equal to 50% of the Preferred Dividend for such Dividend Period. From and after the first anniversary of the First Closing Date, on or prior to each Dividend Payment Date, for each Dividend Period, the Board (i) shall declare a cash dividend in an amount equal to 50% of the Preferred Dividend for such Dividend Period and (ii) may declare a cash dividend in an amount equal to an additional 12.5% of the Preferred Dividend for such Dividend Period. Except as set forth in this Section 4.2, the Board shall not declare any other cash dividends on the amount of the Preferred Dividends without the consent of the holders of a majority of the issued and outstanding Shares of Series B Convertible Preferred Stock (the "Majority Holders").  Any portion of the

[11]	To be deleted prior to filing in the event that the Requisite Stockholder Approval is received prior to the FIRB Approval.

Preferred Dividend that is not declared and paid in cash on the applicable Dividend Payment Date with respect to its corresponding Dividend Period in accordance with this Section 4.2 shall accrue and accumulate until the occurrence of a liquidation, redemption or conversion of the Series B Convertible Preferred Stock in accordance with the provisions of Section 5, Section 7 or Section 8. Notwithstanding the foregoing, to the extent the Breach Rate applies, unless otherwise consented to by the Majority Holders, the difference between the Breach Rate and the Original Dividend Rate will be payable only in cash.

4.3           Participating Dividends. In addition to the dividends payable on the Series B Convertible Preferred Stock pursuant to Section 4.1 and Section 4.2 hereof, if the Corporation declares or pays a dividend or distribution of cash or other property (other than Common Stock to which Section 8.6(b) apply) on the Common Stock, the Corporation shall simultaneously declare and pay a dividend in cash or such other property on the Series B Convertible Preferred Stock on a pro rata basis with the Common Stock determined on an as-converted basis assuming all Preferred Stock then outstanding had been converted pursuant to Section 8 as of immediately prior to the record date of the applicable dividend (or if no record date is fixed, the date as of which the record holders of Common Stock entitled to such dividends are to be determined).

4.4          Conversion Prior to or Following a Record Date. If the Conversion Date for any Shares is prior to the close of business on the record date for a dividend as provided in Section 4.1 or Section 4.3, the Holder shall not be entitled to any dividend in respect of such record date. If the Conversion Date for any Shares is after the close of business on the record date for a dividend as provided in Section 4.1 or Section 4.3 but prior to the corresponding Dividend Payment Date, the Holder as of the applicable record date shall be entitled to receive such dividend, notwithstanding the conversion of such Shares prior to the applicable Dividend Payment Date; provided, that, in the interest of clarity and for the avoidance of ambiguity, the Holders shall only be entitled to receive the dividend payable on such Shares calculated as of the applicable record date and shall not receive an additional dividend as holders of Common Stock after the conversion of the Shares.

5.            Liquidation.

5.1          Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation (a "Liquidation"), the Holders shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, pari passu with the holders of any Parity Securities by reason of their ownership thereof, but before any distribution or payment out of the assets of the Corporation shall be made to the holders of Junior Securities by reason of their ownership thereof, an amount in cash equal to the greater of the (i) aggregate Liquidation Value of all Shares of Series B Convertible Preferred Stock held by such Holder, plus any Accumulated Dividends thereon and (ii) the payment that such Holders would have received had such Holders, immediately prior to such Liquidation, converted such Shares of Series B Convertible Preferred Stock held by such Holder into shares of Common Stock at the applicable Conversion Price in effect on the Business Day immediately prior to the Liquidation.

5.2          Change of Control Not a Liquidation. For purposes of this Section 5, a Change of Control shall not be deemed to constitute a Liquidation.

5.3          Insufficient Assets. If upon any Liquidation the remaining assets of the Corporation available for distribution to the Holders and any other Parity Securities, shall be insufficient to pay the Holders and any other Parity Securities the full preferential amount to which they are entitled under Section 5.1, (a) the Holders and any other Parity Securities shall share ratably in any distribution of the remaining assets and funds of the Corporation in proportion to the respective full preferential amounts which would otherwise be payable in respect of the Shares of Series B Convertible Preferred Stock and any other Parity Securities in the aggregate upon such Liquidation if all amounts payable on or with respect to such Shares of Series B Convertible Preferred Stock and any other Parity Securities were paid in full, and (b) the Corporation shall not make or agree to make, or set aside for the benefit of the holders of Junior Securities, any payments to the holders of Junior Securities.

5.4          Notice Requirement. In the event of any Liquidation, the Corporation shall, within ten (10) days of the date the Board approves such action, or no later than twenty (20) days of any stockholders'

meeting called to approve such action, or within twenty (20) days of the commencement of any involuntary proceeding, whichever is earlier, give each Holder written notice of the proposed action. Such written notice shall describe the material terms and conditions of such proposed action, including a description of the stock, cash and property to be received by the Holders upon consummation of the proposed action and the date of delivery thereof. If any material change in the facts set forth in the initial notice shall occur, the Corporation shall promptly give written notice to each Holder of such material change.

6.            Voting.

6.1          General. Each Holder shall be entitled to vote with holders of outstanding shares of Common Stock, voting together as a single class, with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration (whether at a meeting of stockholders of the Corporation, by written action of stockholders in lieu of a meeting or otherwise), except as provided by law. In any such vote, each Holder shall be entitled to a number of votes equal to the largest number of whole shares of Common Stock into which all Shares of Series B Convertible Preferred Stock (including any unpaid accrued and accumulated dividends) held of record by such Holder is convertible pursuant to Section 8 herein as of the record date for such vote or written consent or, if there is no specified record date, as of the date of such vote or written consent; [provided, however, that prior to the receipt of the Requisite Stockholder Approval, the Investor shall not be entitled to any voting rights in respect of such Shares of Series B Convertible Preferred Stock, at any stockholders' meeting or in any written consent of stockholders, in each case to the extent, and only to the extent, that the Investor would have the right to a number of votes in respect of such Investor's shares of Common Stock, Preferred Stock or other capital stock of the Corporation in excess of the Ownership Limitation (as defined herein). For the avoidance of doubt, prior to the receipt of the Requisite Stockholder Approval, the Holders shall not be entitled to any voting rights with respect to such Shares of Series B Convertible Preferred Stock in each case to the extent, and only to the extent, that the issuance, delivery, conversion or convertibility of such Shares of Series B Convertible Preferred Stock would result in such Holder or a "person" or "group" (within the meaning of Section 13(d)(3) of the Exchange Act) beneficially owning in excess of the Ownership Limitation].12 Each Holder shall be entitled to notice of all stockholder meetings (or requests for written consent) in accordance with the Corporation's bylaws.

6.2          Consent Rights with Respect to Particular Matters. As long as any Share of Series B Convertible Preferred Stock is outstanding, the Corporation shall not, unless the prior written approval of the Majority Holders is first obtained, the Corporation shall not:

(a)          alter or change the rights, preferences or privileges of the Series B Convertible Preferred Stock, including by amending, modifying or supplementing this Certificate of Designation;

(b)          increase or decrease the number of authorized shares of Series B Convertible Preferred Stock;

(c)          issue any Shares of Series B Convertible Preferred Stock other than the Shares issued on the Original Issuance Date;

(d)          create (by reclassification, exchange, conversion or otherwise) any class or series of capital stock that constitute Parity Securities or Senior Securities;

(e)          amend, modify or supplement the Certificate of Incorporation or the Corporation's bylaws in a manner that adversely alters or changes the rights, powers, preferences or privileges of the Series B Convertible Preferred Stock; or

[12]	To be deleted prior to filing in the event that the Requisite Stockholder Approval is received prior to the FIRB Approval.

(f)           declare or pay any dividend on, or redeem or repurchase any share of, any Junior Securities.

7.            Redemption.

7.1          Change of Control Redemption.

(a)          Change of Control Redemption Offer. Subject to the provisions of this Section 7, in the event of a Change of Control, then in connection with such Change of Control, the Corporation will be required to immediately make an offer to repurchase all of the then-outstanding Shares of Series B Convertible Preferred Stock (a "Change of Control Redemption Offer") for cash consideration per Share equal to the greater of: (i)(A) if such Change of Control occurs on or prior to the third anniversary of the First Closing Date, the Redemption Price or (B) if such Change of Control occurs after the third anniversary of the First Closing Date, the Alternative Redemption Price, and (ii) the payment that such Holders would have received in connection with such Change of Control had such Holder, immediately prior to such Change of Control, converted all Shares then held by such Holder into shares of Common Stock at the applicable Conversion Price then in effect in accordance with Section 8.1 (the "Change of Control Redemption Price"). If a Holder elects to accept a Change of Control Redemption Offer, such Holder must accept the Change of Control Redemption Offer with respect to all of the Shares of Series B Convertible Preferred Stock held by such Holder.

(b)          Initial Change of Control Notice. On or before the 10th Business Day prior to the date on which the Corporation anticipates consummating a Change of Control (or, if later, promptly after the Corporation discovers that a Change of Control may occur), a written notice shall be sent by or on behalf of the corporation to the Holders as they appear in the records of the Corporation, which notice shall set forth a description of the anticipated Change of Control and contain the date on which the Change of Control is anticipated to be effected (or, if applicable, the date on which a Schedule TO or other schedule, form or report disclosing a Change of Control was filed).

(c)          Final Change of Control Notice. Within ten (10) Business Days following the effective date of the Change of Control (such effective date, the "Change of Control Effective Date") (or, if later, promptly after the Corporation discovers that the Change of Control has occurred), the Corporation shall deliver to each Holder a written notice setting forth:

(i)            the date, which shall be no earlier than the 20th Business Day after the Change of Control Effective Date (or, if later, the date of delivery of such notice), by which the Change of Control Redemption Offer must be accepted;

(ii)            the amount of cash or other consideration payable per Share of Series B Convertible Preferred Stock, if such Holder elects to accept the Change of Control Redemption Offer;

(iii)            the purchase date for such Shares (which shall be no later than sixty (60) days from the date such notice is delivered); and

(iv)            the instructions a Holder must follow to accept the Change of Control Redemption Offer in connection with such Change of Control.

(d)          Acceptance of Change of Control Redemption Offer. To accept a Change of Control Redemption Offer, a Holder must, no later than 5:00 p.m., New York City time, on the date specified in the written notice referred to in Section 7.1(c)(i) by which such offer must be accepted (the "Change of Control Redemption Offer Deadline"), notify the Corporation in writing that such Holder accepts the Change of Control Redemption Offer with respect to all of such Holder's Shares of Series B Convertible Preferred Stock. If the Corporation does not receive a notice from a Holder that such Holder accepts the Change of Control Redemption Offer prior to the Change of Control Redemption Offer Deadline, such Holder shall be deemed to have irrevocably forfeited its right to accept such Change of Control Redemption Offer.

(e)          Delivery upon Change of Control Redemption Offer. Upon acceptance of a Change of Control Redemption Offer, the Corporation (or its successor) shall deliver or cause to be delivered to the Holder the Change of Control Redemption Price of such Holder's Shares of Series B Convertible Preferred Stock. Subject to the payment of the Change of Control Redemption Price with respect to such Holder's Shares of Series B Convertible Preferred Stock, from and after the Change of Control Effective Date, the dividend, voting and other powers, designations, preferences and rights provided herein with respect to such repurchased Shares of Series B Convertible Preferred Stock shall immediately cease as of the Change of Control Effective Date.

7.2          Elective Redemption.

(a)          Elective Redemption. Subject to the provisions of this Section 7, at any Redemption Date that is:

(i)            prior to the third anniversary of the First Closing Date, the Corporation shall have the right, but not the obligation, to redeem, out of funds legally available therefor, all or a portion of the then outstanding Shares of Series B Convertible Preferred Stock (which portion may not be (i) less than $25,000,000 (based on the then current Liquidation Value plus Accumulated Dividends) of the Series B Convertible Preferred Stock, and in increments of $1,000,000 in excess thereof, or (ii) result in less than $75,000,000 (based on the then current Liquidation Value plus Accumulated Dividends) of the Shares of Series B Convertible Preferred Stock remaining outstanding (in each case, other than in the case of a redemption of all of the then outstanding Shares of Series B Convertible Preferred Stock) for a price per Share equal to the applicable Redemption Price as of such Redemption Date; or

(ii)            on or after the third anniversary of the First Closing Date, the Corporation shall have the right, but not the obligation, to redeem, out of funds legally available therefor, either (A) all or (B) in any given 12 month period, no more than 50% of the then outstanding Shares of Series B Convertible Preferred Stock, for a price per Share equal to (x) in the event that the Minimum Volume and Price Redemption Conditions are satisfied, the Alternative Redemption Price and (y) in the event that the Minimum Volume and Price Redemption Condition is not satisfied, the greater of the Alternative Redemption Price and the 2.0x Redemption Price. For purposes of the foregoing, the "Minimum Volume and Price Redemption Conditions" shall mean that (1) the average daily trading volume as reported by the NASDAQ Capital Market of the Common Stock for the 20 Trading Days prior to the Redemption Date is equal to or greater than 100,000 shares and (2) the Current Market Price is equal to or greater $8.00 (as adjusted for any stock splits, stock dividends, recapitalizations or similar transactions).

(b)          Elective Redemption Timing. Any Elective Redemption shall occur not earlier than ten (10) days and not later than sixty (60) days, following delivery to a Holder of a written election notice (the "Elective Redemption Notice") from the Corporation, stating (i) the number of Shares of Series B Convertible Preferred Stock held by the Holder that the Corporation proposes to redeem on the Redemption Date specified in the Elective Redemption Notice; (ii) the date of the closing of the Elective Redemption; (iii) the Conversion Election Date; and (iv) the manner and place designated for surrender by the Holder to the Corporation of his, her or its certificate or certificates, if any, representing the Shares of Series B Convertible Preferred Stock to be redeemed. Following the notice period required by the Elective Redemption Notice, the Corporation shall redeem all, or in the case of an election to redeem less than all of the Shares of Series B Convertible Preferred Stock, the same pro rata portion of each such Holder's Shares redeemed pursuant to this Section 7. In exchange for the surrender to the Corporation by the respective Holders of their certificate or certificates, if any, or an affidavit of loss, representing such Shares on or after the applicable Redemption Date in accordance with Section 7.4 below, the Elective Redemption Price for the Shares being redeemed shall be payable in cash, except to the extent prohibited by applicable Delaware law. Notwithstanding anything to the contrary contained herein, each Holder shall have the right to elect, prior to the Redemption Date, to exercise the conversion rights, if any, in accordance with Section 8.

7.3          Decco Redemption. Subject to the provisions of this Section 7, within ninety (90) days after the Corporation receives any Decco Proceeds, the Corporation shall have the right, but not the obligation, to use up to, but no more than, $31,000,000 of such Decco Proceeds to redeem, in a single redemption within ninety (90) days after the receipt of any Decco Proceeds, all or a portion of the then-outstanding Shares of Series B Convertible Preferred Stock for a price per Share equal to the Liquidation Value plus the Accumulated Dividends thereon as of such Redemption Date (a "Decco Redemption"). The Decco Redemption shall occur not later than twenty (20) days, subject to any extensions required by applicable law or regulatory review periods, following receipt by a Holder of a written election notice (the "Decco Redemption Notice") from the Corporation, stating (a) the number of Shares of Series B Convertible Preferred Stock held by the Holder that the Corporation proposes to redeem on the date specified in the Decco Redemption Notice; (b) the date of the closing of the Decco Redemption; and (c) the manner and place designated for surrender by the Holder to the Corporation of his, her or its certificate or certificates, if any, representing the Shares of Series B Convertible Preferred Stock to be redeemed. Following the notice period required by the Decco Redemption Notice, the Corporation shall redeem all, or in the case of an election to redeem less than all of the Shares of Series B Convertible Preferred Stock, the same pro rata portion of each such Holder's Shares redeemed pursuant to this Section 7. In exchange for the surrender to the Corporation by the respective Holders of their certificate or certificates, if any, or an affidavit of loss, representing such Shares on or after the applicable Redemption Date in accordance with the procedures set forth in Section 7.4 below, the redemption price for the Shares being redeemed shall be payable in cash, except to the extent prohibited by applicable Delaware law. Notwithstanding anything to the contrary in this Certificate of Designation, in no event shall the Holders be entitled to convert their Shares of Series B Convertible Preferred Stock identified in the Decco Redemption Notice into shares of Common Stock prior to the date which is the first day after the required closing of the Decco Redemption. For the avoidance of doubt, the Corporation may not fund the Decco Redemption with any cash in excess of the Decco Proceeds.

7.4          Surrender of Certificates. On or before any Redemption Date, each Holder being redeemed shall surrender the certificate or certificates, if any, representing such Shares to the Corporation in the manner and place designated in the Elective Redemption Notice, or to the Corporation's corporate secretary at the Corporation's headquarters, duly assigned or endorsed for transfer to the Corporation (or accompanied by duly executed stock powers relating thereto), or, in the event such certificate or certificates are lost, stolen or missing, shall deliver an affidavit of loss in a form reasonably acceptable to the Corporation, in the manner and place designated in the Elective Redemption Notice. Each surrendered certificate shall be canceled and retired and the Corporation shall thereafter make payment of the applicable Elective Redemption Price to the Holder; provided, that if less than all the Shares represented by a surrendered certificate are redeemed, then a new stock certificate representing the unredeemed Shares shall be issued in the name of the applicable Holder of record of the canceled stock certificate.

7.5          Rights Subsequent to Redemption. If on the applicable Redemption Date, the Elective Redemption Price is paid (or tendered for payment) for any of the Shares to be redeemed on such Redemption Date, then on such date all rights of the Holder in the Shares so redeemed and paid or tendered, including any rights to dividends on such Shares, shall cease, and such Shares shall no longer be deemed issued and outstanding.

7.6          Delay for Regulatory Filing. In the event that the Corporation is required to make a filing pursuant to the HSR Act, foreign Competition Laws, applicable securities laws or exchange rules in connection with any Change of Control Redemption, Elective Redemption or Decco Redemption, then for so long as the Corporation is using its commercially reasonable efforts to make such filing and until such approvals are received, at the option of the Corporation and upon written notice to each Holder, any applicable deadline to exercise such redemption right shall be delayed (but only to the extent necessary to avoid a violation of the HSR Act, a foreign Competition Law, securities laws or exchange rules, as applicable), until the Corporation shall have made such filing and the applicable waiting period shall have expired or been terminated.

8.            Conversion.

8.1          Optional Right to Convert. Subject to the provisions of this Section 8[, including, without limitation, the application of the Ownership Limitation solely for so long as the Requisite Stockholder Approval has not been obtained],13 at any time and from time to time on or after the Original Issuance Date, any Holder shall have the right by written election to the Corporation to convert all or any portion of the outstanding Shares of Series B Convertible Preferred Stock held by such Holder along with the aggregate accrued or accumulated and unpaid dividends thereon into an aggregate number of shares of Common Stock as is determined by (a) multiplying (i) the number of Shares to be converted by (ii) the sum of (x) the Liquidation Value plus (y) all Accumulated Dividends thereon and then (b) dividing the result by the Conversion Price in effect immediately prior to such conversion. Notwithstanding anything to the contrary in this Section 8.1, after the receipt of any Decco Redemption Notice, in no event shall the Holders be entitled to convert any Shares of Series B Convertible Preferred Stock identified in any Decco Redemption Notice prior to the closing of the Decco Redemption.

8.2          Procedures for Conversion; Effect of Conversion

(a)           Procedures for Holder Conversion. In order to effectuate a conversion of Shares of Series B Convertible Preferred Stock pursuant to Section 8.1, a Holder shall (i) submit a written election to the Corporation that such Holder elects to convert Shares specifying the number of Shares elected to be converted and (ii) surrender, along with such written election, to the Corporation the certificate or certificates, if any, representing the Shares being converted, duly assigned or endorsed for transfer to the Corporation (or accompanied by duly executed stock powers relating thereto) or, in the event such certificate or certificates are lost, stolen or missing, accompanied by an affidavit of loss executed by the Holder. The conversion of such Shares hereunder shall be deemed effective as of the date of submission of such written election and surrender of such Series B Convertible Preferred Stock certificate or certificates, if any, or delivery of such affidavit of loss, if applicable. Upon the receipt by the Corporation of a written election and the surrender of such certificate(s) and accompanying materials (if any), the Corporation shall as promptly as practicable (but in any event within five days thereafter) deliver to the relevant Holder (A) the number of shares of Common Stock to which such Holder shall be entitled upon conversion of the applicable Shares as calculated pursuant to Section 8.1 (including by certificates evidencing such shares of Common Stock to the Holder at its address as set forth in the written election) and, if applicable (B) the number of Shares of Series B Convertible Preferred Stock delivered to the Corporation but not elected to be converted pursuant to the written election, in each case in book-entry form on the Corporation's share ledger or by mailing certificates evidencing the shares to the address specified for such Holder in the books and records of the Corporation (or at such other address as may be provided to the Corporation in writing by such Holder). All shares of capital stock issued hereunder by the Corporation shall be duly and validly issued, fully paid and non-assessable, free and clear of all taxes, liens, charges and encumbrances with respect to the issuance thereof.

(b)           Fractional Shares. The Corporation shall not issue any fractional shares of Common Stock upon conversion of Series B Convertible Preferred Stock and in the event that any conversion of the Shares of Series B Convertible Preferred Stock would result in the issuance of a

13        To be deleted prior to filing in the event that the Requisite Stockholder Approval is received prior to the FIRB Approval.

fractional share, the number of shares of Common Stock issued or issuable to such Holder shall be rounded up to the nearest whole share of Common Stock.

(c)           Effect of Conversion. All Shares of Series B Convertible Preferred Stock converted as provided in Section 8.1 shall no longer be deemed outstanding as of the applicable Conversion Date and all rights with respect to such Shares shall immediately cease and terminate as of such time (including, without limitation, any right of redemption pursuant to Section 7), other than the right of the Holder to receive shares of Common Stock in exchange therefor. The "Conversion Date" means the date on which such Holder complies with the procedures in Section 8.2(a) (including the submission of the written election to the Corporation of its election to convert).

8.3          Limitation on Conversion Right.

(a)           Ownership Limitation. Notwithstanding anything to the contrary in this Certificate of Designation, until such time as the Requisite Stockholder Approval has been obtained, no shares of Common Stock will be issued or delivered upon any proposed conversion of any Series B Convertible Preferred Stock of any Holder thereof, and no Series B Convertible Preferred Stock of any Holder thereof will be convertible, in each case to the extent, and only to the extent, that such issuance, delivery, conversion or convertibility would result in such Holder or a "person" or "group" (within the meaning of Section 13(d)(3) of the Exchange Act) beneficially owning in excess of nineteen and ninety-nine-one-hundredths percent (19.99%) of (i) the then-outstanding Stockholder Voting Power or (ii) the then-outstanding number of total shares of Common Stock, Preferred Stock and all other classes of capital stock of the Corporation, in the aggregate (the restrictions set forth in this sentence, the "Ownership Limitation"). For these purposes, beneficial ownership and calculations of percentage ownership will be determined in accordance with Rule 13d-3 under the Exchange Act.

(b)           Conversions Void. Any purported conversion (and delivery of shares of Common Stock upon conversion of the Series B Convertible Preferred Stock) will be void and have no effect to the extent, but only to the extent, that such conversion and delivery would result in any Holder becoming the beneficial owner of shares of Common Stock outstanding at such time in excess of the Ownership Limitation. For the avoidance of doubt, a Holder may effect an optional conversion up to the Ownership Limitation, subject to the other requirements of this Certificate of Designation applicable to such optional conversion.

(c)           Proceeds on Conversion. Except as otherwise provided herein, if any consideration otherwise due upon the proposed conversion of any Shares of Series B Convertible Preferred Stock pursuant to an optional conversion is not delivered as a result of the Ownership Limitation, then the Corporation's obligation to deliver such consideration will not be extinguished, and the Corporation will deliver such consideration (and the relevant Shares of Series B Convertible Preferred Stock shall be deemed converted) as soon as reasonably practicable after the Holder provides written evidence satisfactory to the Corporation that such delivery will not contravene the Ownership Limitation. A Holder will provide such evidence as soon as reasonably practicable after its beneficial ownership is such that additional shares of Common Stock issuable upon conversion of Series B Convertible Preferred Stock may be delivered without contravening the Ownership Limitation. For the avoidance of doubt, until consideration due upon the conversion of any Shares of Series B Convertible Preferred Stock is delivered, such Shares shall be deemed not to have converted, Preferred Dividends shall continue to accrue and accumulate thereon and consideration ultimately paid out in respect thereof shall take into account such accrued and accumulated Preferred Dividends.

(d)           Termination of Ownership Limitation. The Ownership Limitation, and the limitations imposed thereby upon ownership, conversion, voting and otherwise will automatically and without any further action terminate and have no further force or effect at such time as the Requisite Stockholder Approval is obtained.]14

8.4          Reservation of Stock. The Corporation shall at all times when any Shares of Series B Convertible Preferred Stock is outstanding reserve and keep available out of its authorized but unissued shares of capital stock, solely for the purpose of issuance upon the conversion of the Series B Convertible Preferred Stock, such number of shares of Common Stock issuable upon the conversion of all outstanding Series B Convertible Preferred Stock pursuant to this Section 8, taking into account any adjustment to such number of shares so issuable in accordance with Section 8.6 hereof. The Corporation shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Corporation upon each such issuance). The Corporation shall not close its books against the transfer of any of its capital stock in any manner which would prevent the timely conversion of the Shares of Series B Convertible Preferred Stock.

8.5          No Charge or Payment. The issuance of certificates for shares of Common Stock upon conversion of Shares of Series B Convertible Preferred Stock pursuant to Section 8.1 shall be made without payment of additional consideration by, or other charge, cost or tax to, the Holder in respect thereof.

8.6          Adjustment to Conversion Price and Number of Conversion Shares. In order to prevent dilution of the conversion rights granted under this Section 8, the Conversion Price and the number of Conversion Shares issuable on conversion of the Shares of Series B Convertible Preferred Stock shall be subject to adjustment from time to time as provided in this Section 8.6.

(a)           Subdivisions and Combinations. If the outstanding shares of Common Stock shall be subdivided (whether by stock split, recapitalization or otherwise) into a greater number of shares of Common Stock or combined (whether by consolidation, reverse stock split or otherwise) into a lesser number of shares of Common Stock, then the Conversion Price in effect at the opening of business on the date following the day upon which such subdivision or combination becomes effective shall be adjusted to equal the product of the Conversion Price in effect on such date and a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such subdivision or combination, and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such subdivision or combination. Such adjustment shall become effective retroactively to the close of business on the date upon which such subdivision or combination becomes effective. Absent a change in law, or a contrary determination (as defined in Section 1313(a) of the Code), the Corporation shall treat any adjustment to the Conversion Price pursuant to this Section 8.6(a) as being made pursuant to a "bona fide, reasonable, adjustment formula" within the meaning of Treasury Regulations Section 1.305-7(b) for U.S. federal and applicable state and local income tax and withholding tax purposes, and shall not take any position inconsistent with such treatment.

(b)          Dividends or Distributions Payable in Common Stock. In case the Corporation shall pay or make a dividend or other distribution on Common Stock payable in shares of Common Stock (in which case, for the avoidance of doubt, the Holders shall not participate), the Conversion Price in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on the record date fixed for such determination and the denominator of which shall be the sum of such number of shares outstanding at the close of business on the record date fixed for such determination and the total number of

14        To be deleted prior to filing in the event that the Requisite Stockholder Approval is received prior to the FIRB Approval.

shares constituting such dividend or other distribution, such reduction to become effective retroactively to a date immediately following the close of business on the record date for the determination of the Holders entitled to such dividends and distributions. For the purposes of this Section 8.6(b), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Corporation. The Corporation will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Corporation. Absent a change in law, or a "determination" (as defined in Section 1313(a) of the Code), the Corporation shall treat any adjustment to the Conversion Price pursuant to this Section 8.6(b) (i) as being made pursuant to a "bona fide, reasonable, adjustment formula" within the meaning of Treasury Regulations Section 1.305-7(b) and (ii) as providing for a "full adjustment" in the Conversion Price to reflect any dividends or distributions of Common Stock described in this Section 8.6(b), in each case for U.S. federal and applicable state and local income tax and withholding tax purposes, and shall not take any position inconsistent with such treatment.

(c)          Adjustment for Reorganization Events. If there shall occur any reclassification, statutory exchange, reorganization, recapitalization, consolidation or merger involving the Corporation with or into another Person in which a majority of the Common Stock (but not the Series B Convertible Preferred Stock) is converted into or exchanged for securities, cash or other property (excluding a merger solely for the purpose of changing the Corporation's jurisdiction of incorporation) other than a Change of Control (a "Reorganization Event"), then, subject to Section 5, following any such Reorganization Event, each share of Series B Convertible Preferred Stock shall remain outstanding and be convertible into the number, kind and amount of securities, cash or other property which a Holder would have received in such Reorganization Event had such Holder converted its Shares of Series B Convertible Preferred Stock into the applicable number of shares of Common Stock immediately prior to the effective date of the Reorganization Event using the Conversion Price applicable immediately prior to the effective date of such Reorganization Event; and, in such case, appropriate adjustment shall be made in the application of the provisions in this Section 8.6 set forth with respect to the rights and interest thereafter of the Holders, to the end that the provisions set forth in this Section 8.6 (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Series B Convertible Preferred Stock. The Corporation (or any successor thereto) shall, no less than twenty (20) Business Days prior to the occurrence of any Reorganization Event, provide written notice to the Holders of such occurrence of such event and of the kind and amount of the cash, securities or other property that each Share of Series B Convertible Preferred Stock will be convertible into under this Section 8.6(b). Failure to deliver such notice shall not affect the operation of this Section 8.6(b). The Corporation shall not enter into any agreement for a transaction constituting a Reorganization Event unless (i) such agreement provides for, or does not interfere with or prevent (as applicable), conversion of the Series B Convertible Preferred Stock in a manner that is consistent with and gives effect to this Section 8.6(b) and (ii) to the extent that the Corporation is not the surviving corporation in such Reorganization Event or will be dissolved in connection with such Reorganization Event, proper provision shall be made in the agreements governing such Reorganization Event for the conversion of the Series B Convertible Preferred Stock into stock of the Person surviving such Reorganization Event or such other continuing entity in such Reorganization Event. Absent a change in law, or a "determination" (as defined in Section 1313(a) of the Code), the Corporation shall treat any adjustment to the Conversion Price pursuant to this Section 8.6(b) as being made pursuant to a "bona fide, reasonable, adjustment formula" within the meaning of Treasury Regulations Section 1.305-7(b) for U.S. federal and applicable state and local income tax and withholding tax purposes, and shall not take any position inconsistent with such treatment.

(d)          Adjustment for Issuances Below Market Price. If the Corporation shall at any time issue shares of Common Stock or any other security convertible into, exercisable or exchangeable for Common Stock (such Common Stock or other security, "Equity-Linked Securities"), for a consideration per share of Common Stock (or conversion price per share of Common Stock) less than the Current Market Price of Common Stock on the date that the

Corporation fixes the offering price (or conversion price) of Equity-Linked Securities and to the extent that such issuance is not a result of an Excluded Issuance, then the Conversion Price shall be decreased based on the following formula:

CP' = CP0 x	OS0 + (AC/ CP0)
OS'

where:

CP0 = the Conversion Price in effect immediately prior to the issuance of such Equity-Linked Securities;

CP' = the new Conversion Price in effect immediately after the issuance of such Equity-Linked Securities;

AC = the aggregate consideration paid or payable for such Equity-Linked Securities;

OS0 = the number of shares of Common Stock outstanding immediately prior to the issuance of such Equity-Linked Securities; and

OS' = the number of shares of Common Stock outstanding immediately after the issuance of such Equity-Linked Securities or issuable pursuant to such Equity-Linked Securities.

Notwithstanding the foregoing, no adjustments shall be made, paid or issued under this clause (d) in respect of an Excluded Issuance.  If an adjustment under this clause (d) would cause the exercise price to be less than the Floor Price, then the adjustment under this clause (d) will cause the exercise price to equal the Floor Price.

(e)          Rounding; Par Value. All calculations under Section 8.6 shall be made to the nearest 1/1,000th of a cent or to the nearest 1/1,000th of a share, as the case may be. No adjustment in the Conversion Price shall reduce the Conversion Price below the then par value of the Common Stock.

(f)           Certificate as to Adjustment.

(i)             As promptly as reasonably practicable following any adjustment of the Conversion Price, but in any event not later than thirty (30) days thereafter, the Corporation shall furnish to each Holder at the address specified for such Holder in the books and records of the Corporation (or at such other address as may be provided to the Corporation in writing by such Holder) a certificate of an executive officer setting forth in reasonable detail such adjustment and the facts upon which it is based and certifying the calculation thereof.

(ii)            As promptly as reasonably practicable following the receipt by the Corporation of a written request by any Holder, but in any event not later than thirty (30) days thereafter, the Corporation shall furnish to such Holder a certificate of an executive officer certifying the Conversion Price then in effect and the number of Conversion Shares or the amount, if any, of other shares of stock, securities or assets then issuable to such

Holder upon conversion of the Shares of Series B Convertible Preferred Stock held by such Holder.

(g)          Notices. In the event:

(i)             that the Corporation shall take a record of the holders of its Common Stock (or other capital stock or securities at the time issuable upon conversion of the Series B Convertible Preferred Stock) for the purpose of entitling or enabling them to receive any dividend or other distribution, to vote at a meeting (or by written consent), to receive any right to subscribe for or purchase any shares of capital stock of any class or any other securities, or to receive any other security;

(ii)            of any capital reorganization of the Corporation, any reclassification of the Common Stock of the Corporation, any consolidation or merger of the Corporation with or into another Person, or sale of all or substantially all of the Corporation's assets to another Person; or

(iii)           of a Liquidation;

then, and in each such case, unless the Corporation has previously publicly announced such information (including through filing such information with the Securities and Exchange Commission), the Corporation shall send or cause to be sent to each at the address specified for such Holder in the books and records of the Corporation (or at such other address as may be provided to the Corporation in writing by such Holder) at least ten (10) days prior to the applicable record date or the applicable expected effective date, as the case may be, for the event, a written notice specifying, as the case may be, (A) the record date for such dividend, distribution, meeting or consent or other right or action, and a description of such dividend, distribution or other right or action to be taken at such meeting or by written consent, or (B) the effective date on which such reorganization, reclassification, consolidation, merger, sale or Liquidation is proposed to take place, and the date, if any is to be fixed, as of which the books of the Corporation shall close or a record shall be taken with respect to which the holders of record of Common Stock (or such other capital stock or securities at the time issuable upon conversion of the Series B Convertible Preferred Stock) shall be entitled to exchange their shares of Common Stock (or such other capital stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale or Liquidation, and the amount per share and character of such exchange applicable to the Series B Convertible Preferred Stock and the Conversion Shares.

(h)          [Non-Circumvention. For the avoidance of doubt, the adjustments provided in this Section 8.6 may not result in the Holders exceeding the Ownership Limitation or the other limitations set forth in Section 8.3.]15

15        To be deleted prior to filing in the event that the Requisite Stockholder Approval is received prior to the FIRB Approval.

9.            Reissuance of Series B Convertible Preferred Stock. Shares of Series B Convertible Preferred Stock that have been issued and reacquired by the Corporation in any manner, including shares purchased or redeemed or exchanged or converted, shall (upon compliance with any applicable provisions of the laws of Delaware) have the status of authorized but unissued shares of Preferred Stock of the Corporation undesignated as to series and may be designated or re-designated and issued or reissued, as the case may be, as part of any series of preferred stock of the Corporation, provided that any issuance of such shares as Series B Convertible Preferred Stock must be in compliance with the terms hereof.

10.          Payments to Holders. Any payments of cash made by the Corporation to the Holders on their Shares of Series B Convertible Preferred Stock shall be payable to each such Holder by certified check or wire transfer of immediately available funds to the Holder, as determined by the Corporation at the time of such payment.

11.          Notices. Except as otherwise provided herein, all notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by e-mail of a PDF document if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent (i) to the Corporation, at its principal executive offices and (ii) to any stockholder, at such Holder's address at it appears in the stock records of the Corporation (or at such other address for a stockholder as shall be specified in a notice given in accordance with this Section 11).

12.          Amendment and Waiver. This Certificate of Designation may be amended, modified or waived only by an instrument in writing executed by the Corporation and the Majority Holders, and any such written amendment, modification or waiver will be binding upon the Corporation and each Holder.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Designation of the Series B Convertible Preferred Stock on of this [•], 2020.

Name:
Title:

ATTESTED:

By:
Name:
Title:

EXHIBIT D

FORM OF EQUITY COMMITMENT LETTER

EXHIBIT E

FORM OF VOTING AGREEMENT

SUPPORT AGREEMENT

SUPPORT AGREEMENT, dated as of June 13, 2020, entered into by and between PSP AGFS Holdings, L.P., a Delaware limited partnership (“Investor”) and Rohm and Haas Company, a Delaware corporation (“Stockholder”).

WHEREAS, as of the date hereof, Stockholder beneficially owns (as defined in the Exchange Act) the number of issued and outstanding shares of common stock, par value $0.0001 per share (the “Shares”) of AgroFresh Solutions, Inc., a Delaware corporation (the “Company”), set forth opposite Stockholder’s name on the signature page hereto (all such Shares beneficially owned by Stockholder as of the date hereof, together with any Shares that are hereafter issued to or otherwise owned or acquired by Stockholder prior to the termination of this Agreement (including pursuant to any exercise of options or warrants of the Company, vesting of any restricted stock of the Company or exercise or conversion of other securities, or pursuant to a stock dividend, distribution, split-up, recapitalization, combination or similar transaction) being hereinafter referred to as the “Subject Shares”); and

WHEREAS, concurrently with the execution and delivery of this Agreement, the Investor is entering into an Investment Agreement, dated as of the date hereof (the “Investment Agreement”), with the Company, and as a condition to the Investor’s willingness to enter into the Investment Agreement, the Investor has required Stockholder, and Stockholder has agreed, to enter into this Agreement with respect to all Subject Shares.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

Article 1
Voting Agreement

Stockholder hereby agrees that at any meeting (whether annual or special and each adjourned or postponed meeting) of the Company’s stockholders, however called, or in connection with any written consent of the Company’s stockholders, to appear at such meeting or otherwise cause all of its Subject Shares which the Stockholder beneficially owns as of the applicable record date to be counted as present thereat for purposes of calculating a quorum and vote, or cause the holder of record on any applicable record date to vote, all Subject Shares that Stockholder is entitled to vote at the time of any vote (a) to approve and adopt the Transactions and any actions necessary for the consummation thereof, (b) in favor of any proposal to adjourn or postpone such meeting of the Company’s stockholders to a later date if there are not sufficient votes to adopt the Transactions, (c) (x) in favor of each nominee or director nominated by Investor or any of the PSP Fund and (y) against the removal of any director nominated by Investor or any of the PSP Fund and (d) against (i) any action, proposal, transaction or agreement in favor of an Alternative

Transaction without regard to the terms of such Alternative Transaction, (ii) any agreement or action by the Company that would result in a material breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Investment Agreement, and (iii) any transaction that, if consummated, would cause the Company to be delisted from the NASDAQ or prohibit the Company from being listed or quoted for trading on any other U.S. national securities exchange; provided, however, that this clause (iii) shall not apply to any transaction that is a “Change of Control” as defined in the Certificate of Designation.

Article 2
Representations and Warranties of Stockholder

Stockholder represents and warrants to the Investor as follows (it being understood that, except where expressly stated to be given or made as of the date hereof only, the representations and warranties contained in this Agreement shall be made as of the date hereof and as of the Closing Date):

Section 2.01. Authorization. The Stockholder has the legal capacity and requisite power to enter into and deliver this Agreement and perform Stockholder’s obligations hereunder, and if this Agreement is being executed in a representative or fiduciary capacity, the Person signing this Agreement has full power and authority to execute, deliver and perform this Agreement on behalf of the Stockholder. This Agreement constitutes a legal, valid and binding agreement of Stockholder enforceable against Stockholder in accordance with its terms.

Section 2.02. Non-Contravention. The execution, delivery and performance by Stockholder of this Agreement does not and will not (a) constitute a default or an event that, with or without notice or lapse of time or both, could become a default under or give rise to any right of termination, cancellation, acceleration or other change of any right or obligation or to a loss of any benefit to which Stockholder is entitled under any provision of any agreement or other instrument binding on Stockholder or (b) result in the imposition of any Lien on any of the Subject Shares of Stockholder, except for such matters as would not reasonably be expected to prevent or materially impede Stockholder’s ability to perform its obligations under this Agreement. No consent, approval, waiver, authorization or permit of, action by, filing with or notification to any Governmental Authority is required in connection with the execution and delivery of this Agreement by Stockholder, except for applicable requirements, if any, under the Exchange Act and any other applicable federal or state securities Laws, and for such consents, approvals, waivers, authorizations, permits, actions, filings or notifications the absence of which would not reasonably be expected, individually or in the aggregate, to impair or adversely affect Stockholder’s ability to perform Stockholder’s obligations hereunder.

Section 2.03. Ownership of Shares. Stockholder is, and, subject to Section 4.01, at all times during the period of this Agreement will be, the record and beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of the Subject Shares, free and clear of any Lien and any other limitation or restriction (including any restriction on the right to vote or otherwise dispose of the Subject Shares), except as provided hereunder or pursuant to applicable federal securities laws.

None of the Subject Shares is subject to any voting trust or other agreement or arrangement with respect to the voting of such Subject Shares, except as provided hereunder.

Section 2.04. Total Shares. Except for the Subject Shares set forth on the signature page hereto, as of the date hereof, Stockholder does not beneficially own any (a) shares of capital stock or voting securities of the Company, (b) securities of the Company convertible into or exchangeable for shares of capital stock or voting securities of the Company or (c) options, warrants, subscription rights, or other rights to acquire from the Company any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of the Company.

Section 2.05. Voting Power. Except as otherwise permitted by this Agreement, Stockholder has full voting power with respect to its Subject Shares, and full power of disposition, full power to issue instructions with respect to the matters set forth herein, and full power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Subject Shares.

Section 2.06. Reliance by Investor. Stockholder understands and acknowledges that the Investor is entering into the Investment Agreement in reliance upon Stockholder’s execution and delivery of this Agreement.

Section 2.07. Finder’s Fees. No investment banker, broker, finder or other intermediary is entitled to a fee or commission from any Investor or the Company in respect of this Agreement based upon any arrangement or agreement made by or on behalf of Stockholder.

Article 3
Representations and Warranties of the Investor

The Investor represents and warrants to Stockholder, severally and not jointly, as follows:

Section 3.01. Authorization. The execution, delivery and performance by the Investor of this Agreement and the consummation by the Investor of the transactions contemplated hereby are within the respective corporate, limited liability company or limited partnership powers, as applicable, of the Investor and have been duly authorized by all necessary corporate action. This Agreement constitutes a valid and binding agreement of the Investor.

Section 3.02. Non-Contravention. The execution and delivery of this Agreement by the Investor does not, and the performance by the Investor of its obligations hereunder will not (a) contravene, conflict with, or result in any violation or breach of any provision of the Investor’s formation documents, (b) contravene, conflict with, or result in a violation or breach of any provision of applicable Law or any judgment, injunction, order or decree of any Governmental Authority, or (c) constitute a default, or an event that, with or without notice or lapse of time or both, could become a default, result in the imposition of any Lien on any assets of the Investor, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which the Investor is entitled under any provision of any agreement or other instrument binding upon the Investor, as applicable, except, in the case of clause (c), for such matters as would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Investor’s ability to perform its obligations under this Agreement. No consent, approval, waiver, authorization or permit of, action by, filing with or notification to any Governmental Authority is required in connection with the execution and delivery of this Agreement by the Investor or the consummation by it of the transactions contemplated hereby, except for applicable requirements, if any, under the Exchange Act and any other applicable federal or state securities laws and for such consents, approvals, waivers, authorizations, permits, actions, filings or notifications the absence of which would not reasonably be expected, individually or in the aggregate, to impair or adversely affect the Investor’s ability to perform its obligations hereunder.

Article 4
Covenants of Stockholder

Stockholder hereby covenants and agrees that.

Section 4.01 No Proxies for or Encumbrances on Shares. From the date hereof until December 15, 2020, except pursuant to the terms of this Agreement, Stockholder shall not, directly or indirectly, without the prior written consent of the Investor, (a) grant or permit the grant of any proxy, power of attorney or other authorization or enter into any voting trust or other agreement or arrangement with respect to the Subject Shares, (b) sell, assign, transfer, encumber, gift, pledge, hypothecate or otherwise dispose of, or consent to, permit or enter into any contract, option or other arrangement with respect to the sale, assignment, transfer, encumbrance, gift, pledge, hypothecation or other disposition of, any Subject Shares, or any interest therein, or create or permit to exist any Lien on any such Subject Shares or (c) take or permit any other action that would in any way restrict, limit or interfere with the performance of Stockholder’s obligations hereunder or the transactions contemplated hereby or would make any representation or warranty of such Stockholder contained herein untrue or incorrect; provided however, that from and after October 31, 2020, Stockholder may sell, assign, transfer, encumber, gift, pledge, hypothecate or otherwise dispose of up to an aggregate of twenty percent (20%) of the Subject Shares in one or more public or private transactions (provided further that, solely in the event (x) of a private transaction and (y) if the record date with respect to the meeting of stockholders at which the Company Stockholder Approval is being sought is on or before October 31, 2020, the Stockholder shall vote the Subject Shares in accordance with Article 1 whether or not a portion of such Subject Shares have been transferred after October 31, 2020). Any attempted transfer of Subject Shares, or any interest therein, in violation of this Section 4.01 shall be null and void. In furtherance of this Agreement, Stockholder shall and hereby does authorize the Company and Investor’s counsel to notify the Company’s transfer agent that there is a stop transfer restriction with respect to all of Stockholder’s Subject Shares (and that this Agreement places limits on the voting and transfer of Stockholder’s Subject Shares); provided, however, that any such stop transfer restriction shall terminate automatically, without any notice or other action by any Person, upon the termination of this Agreement in accordance with Section 6.03; provided further, that notwithstanding the foregoing, Stockholder shall be permitted to sell, assign or transfer any Shares so long as the transferee of such Shares received from Stockholder in connection with this Section 4.01 (the “Transferred Shares”) agrees in writing (i) to assume all of Stockholder’s obligations hereunder in respect of such Transferred Shares, (ii) to be bound by the terms of this Agreement with respect to such Transferred Shares to the same extent as Stockholder is bound hereunder and (iii) to make each of the representations and warranties of Stockholder hereunder in respect of such Transferred Shares.

Section 4.02. Other Offers. Stockholder shall not and shall not authorize or permit its representatives to directly or indirectly (a) solicit, initiate or knowingly encourage or facilitate any Alternative Transaction or (ii) enter into, or undertake to enter into any Contract for an Alternative Transaction, or otherwise requiring it to abandon, terminate or fail to consummate Transactions. From and after the execution of this Agreement and through the earlier of the Closing or the termination of this Agreement in accordance with its terms, the Stockholder shall promptly advise the Investor in writing of the receipt, directly or indirectly, of any inquiries, discussions, negotiations, or proposals relating to an Alternative Transaction (including the specific terms thereof and the identity of the other individual or entity or individuals or entities involved) and promptly furnish to the Investor a copy of any such written proposal in addition to a copy of any information provided to or by any third party relating thereto.

Article 5
Documentation and Information

Stockholder consents to and authorizes the publication and disclosure by the Company, the Investor and their respective Affiliates of Stockholder’s identity and holding of Subject Shares and the nature of Stockholder’s commitments and obligations under this Agreement (including, for the avoidance of doubt, the disclosure of this Agreement). Stockholder agrees to promptly notify the Investor of any required corrections with respect to any written information supplied by Stockholder specifically for use in any such disclosure document, if and to the extent that any shall have become false or misleading in any material respect.

Article 6
Miscellaneous

Section 6.01. Further Assurances. The Investor and Stockholder shall each execute and deliver, or cause to be executed and delivered, all further documents and instruments and use its commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Law, to consummate and make effective the Transactions.

Section 6.02. Registration Rights. Notwithstanding any prior agreements, Stockholder hereby agrees to waive all of its rights set forth in Section 15 of that certain Investor Rights Agreement, dated July 31, 2015, by and among Stockholder, the Company and the other parties thereto, as well as any other limitation on, and hereby consents to, (i) the grant of registration rights to the Investor in connection with the Transactions and (ii) the Company’s execution of a Registration Rights Agreement in the form attached as Exhibit G of the Investment Agreement (the “Registration Rights Agreement”). Investor hereby agrees that (a) Stockholder will have third party beneficiary rights to enforce Section 1.6(c) and Section 1.8(b) of the Registration Rights Agreement with respect to Stockholder’s rights thereunder and (b) the Investor will not amend Section 1.6(c) or Section 1.8(b) of the Registration Rights Agreement with respect to Stockholder’s rights thereunder without Stockholder’s prior written consent.

Section 6.03. Amendments; Termination. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay of any party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies which they would otherwise have hereunder. This Agreement shall automatically terminate upon the earliest to occur of (i) the date on which the Company Stockholder Approval is obtained and (ii) the date on which the Investment Agreement is terminated in accordance with its terms, provided that Section 4.01 of this Agreement shall terminate upon the earliest to occur of (x) receipt of the Company Stockholder Approval, (y) the date on which the Investment Agreement is terminated in accordance with its terms and (z) December 15, 2020. Upon termination of this Agreement, no party shall have any further obligations or liabilities under this Agreement.

Section 6.04. Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

Section 6.05. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other party hereto; provided further that the Investor may assign any or all of its rights, interests and obligations under this Agreement to an Affiliate of the Investor, but no such assignment shall relieve the Investor of its obligations hereunder.

Section 6.06. No Partnership, Agency or Joint Ventures. This Agreement is intended to create, and creates, a contractual relationship and is not intended to create, and does not create, any agency, partnership, joint venture or any like relationship between the parties hereto.

Section 6.07. No Third Party Beneficiaries. Stockholder and the Investor agree that (a) its representations, warranties, covenants and agreements set forth herein are solely for the benefit of the Investor (in the case of Stockholder) or Stockholder (in the case of an Investor), in accordance with and subject to the terms of this Agreement, and (b) this Agreement is not intended to, and does not, confer upon any Person other than the parties hereto any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein.

Section 6.08. Governing Law. This Agreement and any dispute based upon or arising out of this Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without giving effect to any choice or conflict of laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware.

Section 6.09. Waiver of Jury Trial. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 6.10. Counterparts. This Agreement may be executed in any number of counterparts and signatures may be delivered by facsimile or in electronic format, each of which may be executed by less than all the parties, each of which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one instrument.

Section 6.11. Severability. If any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable, or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Agreement and the balance of this Agreement shall be enforceable in accordance with its terms.

Section 6.12. Specific Performance. The parties agree that irreparable damage would occur and the parties would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, except as provided in the following sentence. It is accordingly agreed that, the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement from the Chancery Court of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, if the Chancery Court of the State of Delaware declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware), without proof of actual damages, without bond or other security being required, this being in addition to any other remedy to which they are entitled at law or in equity.

Section 6.13. Capitalized Terms. Capitalized terms used but not defined herein shall have the respective meanings set forth in the Investment Agreement in effect as of the date hereof.

Section 6.14. Capacity. Stockholder is signing this Agreement solely in Stockholder’s capacity as a stockholder of the Company, and not in any other capacity and this Agreement shall not limit or otherwise affect the actions of Stockholder or any affiliate, employee, designee or representative of Stockholder or any of its affiliates in any other capacity, including, if applicable, as an officer or director of the Company or any of its Subsidiaries.

Section 6.15. Entire Agreement. This Agreement constitutes the entire agreement, and supersedes all prior written agreements, arrangements, communications and understandings and all prior and contemporaneous oral agreements, arrangements, communications and understandings among the parties with respect to the subject matter hereof and thereof.

Section 6.16. Notices. All notices, statements or other documents which are required or contemplated by this Agreement to be given, delivered or made by the Stockholder or the Investor to the other shall be in writing (each a “Notice”) and shall be: (a) sent via email, (b) delivered personally or by commercial messenger; (c) sent via a recognized overnight courier service; or (d) sent by registered or certified mail, postage pre-paid and return receipt requested; in each case so long as such Notice is addressed to the intended recipient thereof as set forth below:

if to the Investor:

c/o Paine Schwartz Partners, LLC

475 Fifth Avenue, 17th Floor

New York, NY 10017

Attention:        Kevin Schwartz

Alexander Corbacho

Renata Malavazzi

Email:     kschwartz@paineschwartz.com

acorbacho@paineschwartz.com

rmalavazzi@paineschwartz.com

with a copy to:

Kirkland & Ellis LLP
300 N LaSalle
Chicago, IL 60654
Attention:      Corey D. Fox, P.C.

Ross Leff, P.C.

Maggie Flores

Peter Stach

Email:    cfox@kirkland.com

ross.leff@kirkland.com

maggie.flores@kirkland.com

peter.stach@kirkland.com

if to Stockholder to:	Dow Inc. 2211 H.H. Dow Way Midland, MI 48674 Attention: Jonathan P. Wendt, Director – Office of the Corporate Secretary and Affiliated Companies Email: jonathan.wendt@dow.com
with a copy to:	Shearman & Sterling LLP 599 Lexington Avenue New York, NY 10022-6069 Attention: Richard Alsop Email: richard.alsop@shearman.com

Section 6.17. No Presumption Against Drafter. Investor and Stockholder acknowledges that each party to this Agreement has been represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule of Law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the drafting party has no application and is expressly waived.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Support Agreement to be duly executed as of the day and year first above written.

PSP AGFS HOLDINGS, L.P.

By:
Name:
Title:

[Signature Page to Support Agreement]

Rohm and Haas Company

By:
Name:

Class of Stock	Shares Owned
Common Stock	21,001,151
Warrants	3,000,000

EXHIBIT F

KNOWLEDGE OF THE COMPANY

EXHIBIT G

FORM OF REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT

by and between

AGROFRESH SOLUTIONS, INC.,

and

PSP AGFS HOLDINGS, L.P.

Dated as of [●], 2020

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ii

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of [●], 2020 by and between AgroFresh Solutions, Inc., a Delaware corporation (the “Company”), PSP AGFS Holdings, L.P., a Delaware limited partnership (“PSP”). Capitalized terms that are used herein but not defined elsewhere are defined in Exhibit A.

WHEREAS, the Company and PSP are parties to the Investment Agreement, dated as of June 13, 2020 (as amended from time to time, the “Investment Agreement”), pursuant to which the Company (i) is selling to PSP, and PSP is purchasing from the Company, an aggregate of 150,000 shares of Series B-1 Convertible Preferred Stock, par value $0.0001 per share (the "Series B-1 Preferred Stock") at the First Closing, (ii) is issuing shares of Series B-2 Convertible Preferred Stock, par value $0.0001 per share (the "Series B-2 Preferred Stock") at the Second Closing and (iii) is issuing shares of Series B Convertible Preferred Stock, par value $0.0001 per share (the "Series B Preferred Stock" and, together with the Series B-1 Preferred Stock and the Series B-2 Preferred Stock, the “Preferred Stock”) at the Exchange Closing, each of which are convertible into shares of Common Stock.

WHEREAS, as a condition to the obligations of the Company and PSP under the Investment Agreement, the Company and PSP are entering into this Agreement for the purpose of granting certain registration and other rights to PSP.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

Article I

Resale Shelf Registration

Section 1.01           Resale Shelf Registration Statement. Subject to the other applicable provisions of this Agreement, the Company shall use its commercially reasonable efforts to prepare and file no later than the first Business Day following the Restricted Period a registration statement covering the sale or distribution from time to time by the Holders, on a delayed or continuous basis pursuant to Rule 415 of the Securities Act, of all of the Registrable Securities on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, then such registration shall be on another appropriate form and shall provide for the registration of such Registrable Securities for resale by the Holders in accordance with any other reasonable method of distribution elected by the Investors) (the “Resale Shelf Registration Statement”) and shall use its commercially reasonable efforts to cause such Resale Shelf Registration Statement to be declared effective by the SEC as promptly as is reasonably practicable after the filing thereof (it being agreed that the Resale Shelf Registration Statement shall be an automatic shelf registration statement that shall become effective upon filing with the SEC pursuant to Rule 462(e) if Rule 462(e) is available to the Company).

Section 1.02           Effectiveness Period. Once declared effective, the Company shall, subject to the other applicable provisions of this Agreement, use its commercially reasonable efforts to cause the Resale Shelf Registration Statement to be continuously effective and usable until such time as there are no longer any Registrable Securities (the “Effectiveness Period”).

Section 1.03           Subsequent Shelf Registration Statement. If any Shelf Registration Statement ceases to be effective under the Securities Act for any reason at any time during the Effectiveness Period, the Company shall use its commercially reasonable efforts to as promptly as is reasonably practicable cause such Shelf Registration Statement to again become effective under the Securities Act (including obtaining the prompt withdrawal of any order suspending the effectiveness of such Shelf Registration Statement), and shall use its commercially reasonable efforts to as promptly as is reasonably practicable amend such Shelf Registration Statement in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness of such Shelf Registration Statement or file an additional registration statement (a “Subsequent Shelf Registration Statement”) for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act registering the resale from time to time by the Holders thereof of all securities that are Registrable Securities as of the time of such filing. If a Subsequent Shelf Registration Statement is filed, the Company shall use its commercially reasonable efforts to (a) cause such Subsequent Shelf Registration Statement to become effective under the Securities Act as promptly as is reasonably practicable after the filing thereof (it being agreed that the Subsequent Shelf Registration Statement shall be an automatic shelf registration statement that shall become effective upon filing with the SEC pursuant to Rule 462(e) if Rule 462(e) is available to the Company) and (b) keep such Subsequent Shelf Registration Statement continuously effective and usable until the end of the Effectiveness Period. Any such Subsequent Shelf Registration Statement shall be a registration statement on Form S-3 to the extent that the Company is eligible to use such form. Otherwise, such Subsequent Shelf Registration Statement shall be on another appropriate form and shall provide for the registration of such Registrable Securities for resale by the Holders in accordance with any other reasonably method of distribution mutually elected by the Investors and the Company.

Section 1.04           Supplements and Amendments. The Company shall supplement and amend any Shelf Registration Statement if required by the Securities Act or the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement.

Section 1.05           Subsequent Holder Notice. If a Person entitled to the benefits of this Agreement becomes a Holder of Registrable Securities after a Shelf Registration Statement becomes effective under the Securities Act, the Company shall as promptly as reasonably practicable following delivery of written notice to the Company of such Person becoming a Holder and requesting for its name to be included as a selling securityholder in the prospectus related to the Shelf Registration Statement (a “Subsequent Holder Notice”):

(a)           if required and permitted by applicable law, file with the SEC a supplement to the related prospectus or a post-effective amendment to the Shelf Registration Statement so that such Holder is named as a selling securityholder in the Shelf Registration Statement and the related prospectus in such a manner as to permit such Holder to deliver a prospectus to purchasers of the Registrable Securities in accordance with applicable law;

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(b)           if, pursuant to Section 1.5(a), the Company shall have filed a post-effective amendment to the Shelf Registration Statement that is not automatically effective, use its commercially reasonable efforts to cause such post-effective amendment to become effective under the Securities Act as promptly as is reasonably practicable; and

(c)           notify such Holder as promptly as is reasonably practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 1.5(a).

Section 1.06           Underwritten Offering.

(a)           Subject to any applicable restrictions on transfer in the Investment Agreement or otherwise, the Investors may, after the Resale Shelf Registration Statement becomes effective, deliver a written notice to the Company (the “Underwritten Offering Notice”) specifying that the sale of some or all of the Registrable Securities subject to the Shelf Registration Statement is intended to be conducted through an underwritten offering (the “Underwritten Offering”); provided, that the Holders of Registrable Securities may not, without the Company’s prior written consent, (i) launch an Underwritten Offering the anticipated gross proceeds of which shall be less than $25,000,000 (unless the Holders are proposing to sell all of their remaining Registrable Securities), (ii) launch more than three (3) Underwritten Offerings at the request of the Holders within any twelve (12) month period, or (iii) launch an Underwritten Offering within the period commencing fourteen (14) days prior to and ending two (2) Business Days following the Company’s scheduled earnings release date for any fiscal quarter or year (or such shorter period as is the Company’s customary “blackout window” applicable to directors and officers). Upon receipt of a request for an Underwritten Offering, the Company shall notify all Holders of such request and, subject to Section 1.6(c), shall include in such Underwritten Offering all shares of Registrable Securities to be sold by Holders responding to such notice.

(b)           In the event of an Underwritten Offering, the Holders of a majority of the Registrable Securities participating in an Underwritten Offering shall select the managing underwriter(s) to administer the Underwritten Offering; provided, that the choice of such managing underwriter(s) shall be subject to the consent of the Company, which consent shall not be unreasonably conditioned, withheld or delayed; provided, further, that in making the determination to consent to the Holder’s choice of managing underwriter(s), the Company may take into account its business and strategic interests. The Company and the Holders of Registrable Securities participating in an Underwritten Offering will enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such offering.

(c)           The Company will not include in any Underwritten Offering pursuant to this Section 1.6 any securities that are not Registrable Securities without the prior written consent of the Investors, which consent shall not be unreasonably conditioned, withheld or delayed. If the managing underwriter or underwriters advise the Company and the Investors in writing that in its or their good faith opinion the number of Registrable Securities (and, if permitted hereunder, other securities requested to be included in such offering) exceeds the number of securities which can be sold in such offering in light of market conditions or is such so as to adversely affect the success of such offering, the Company will include in such offering only such number of securities that can be sold without adversely affecting the marketability of the offering, which securities will be

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so included in the following order of priority: (i) first, the Registrable Securities of the Holders that have requested to participate in such Underwritten Offering, and, after the initial Underwritten Offering hereunder, any shares of Common Stock held by Rohm and Haas Company, a Delaware corporation (together with its affiliates, “Dow”) for which a request for inclusion has been made pursuant to its registration rights provided for in any other agreement, allocated pro rata among such Holders and Dow on the basis of the percentage of the Registrable Securities then-owned by such Holders and any shares of Common Stock held by Dow; and (ii) second, any other securities of the Company that have been requested to be so included, including for the purposes of the initial Underwritten Offering hereunder, any securities held by Dow.

Section 1.07           Take-Down Notice. Subject to the other applicable provisions of this Agreement, at any time that any Shelf Registration Statement is effective, if an Investor delivers a notice to the Company (a “Take-Down Notice”) stating that such Investor intends to effect a sale or distribution of all or part of its Registrable Securities included by it on any Shelf Registration Statement (a “Shelf Offering”) and stating the number of the Registrable Securities to be included in such Shelf Offering, then the Company shall amend, subject to the other applicable provisions of this Agreement or supplement the Shelf Registration Statement as may be reasonably necessary in order to enable such Registrable Securities to be sold and distributed pursuant to the Shelf Offering.

Section 1.08           Piggyback Registration.

(a)            If the Company proposes to file a registration statement under the Securities Act with respect to an offering (or to make an underwritten public offering pursuant to a previously filed registration statement) of Common Stock or securities convertible into, or exchangeable or exercisable for, Common Stock, whether or not for sale for its own account (other than a registration statement (i) on Form S-4, Form S-8 or any successor forms thereto or (ii) filed to effectuate an exchange offer or any employee benefit or dividend reinvestment plan), then the Company shall give prompt written notice of such filing or offering, which notice shall be given, to the extent reasonably practicable, no later than ten (10) Business Days prior to the filing or launch date (the “Piggyback Notice”) to the Holders of Registrable Securities. The Piggyback Notice shall offer such Holders the opportunity to include (or cause to be included) in such registration statement or offering the number of shares of Registrable Securities as each such Holder may request (each, a “Piggyback Registration Statement”). Subject to Section 1.8(b), the Company shall include in each Piggyback Registration Statement all Registrable Securities with respect to which the Company has received written requests for inclusion therein (each a “Piggyback Request”) promptly following delivery of the Piggyback Notice but in any event no later than one (1) Business Day prior to the filing date of a Piggyback Registration Statement. The Company shall not be required to maintain the effectiveness of a Piggyback Registration Statement beyond the earlier of (x) one hundred eighty (180) days after the effective date thereof and (y) consummation of the distribution by the Holders of the Registrable Securities included in such registration statement.

(b)           If any of the securities to be registered pursuant to the registration giving rise to the rights under this Section 1.8 are to be sold in an underwritten offering, the Company shall use commercially reasonable efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit Holders of Registrable Securities who have timely

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submitted a Piggyback Request in connection with such offering to include in such offering all Registrable Securities included in each Holder’s Piggyback Request on the same terms and subject to the same conditions as any other shares of capital stock, if any, of the Company included in the offering. Notwithstanding the foregoing, if the managing underwriter or underwriters of such underwritten offering advise the Company in writing that in its or their good faith opinion the number of securities exceeds the number of securities which can be sold in such offering in light of market conditions or is such so as to adversely affect the success of such offering, the Company will include in such offering only such number of securities that can be sold without adversely affecting the marketability of the offering, which securities will be so included in the following order of priority: (i) first, the securities proposed to be sold by the Company for its own account; (ii) second, the Registrable Securities of the Holders that have requested to participate in such underwritten offering, as well as any shares of Common Stock held by Dow for which a request for inclusion has been made pursuant to its registration rights provided for in any other agreement, allocated pro rata among such Holders and Dow on the basis of the percentage of the Registrable Securities then-owned by such Holders and any shares of Common Stock held by Dow; (iii) third, any other securities of the Company that have been requested to be included in such offering; provided that Holders may, prior to the earlier of the (a) effectiveness of the registration statement and (b) the time at which the offering price or underwriter’s discount is determined with the managing underwriter or underwriters, withdraw their request to be included in such registration pursuant to this Section 1.8.

Article II

Additional Provisions Regarding Registration Rights

Section 2.01           Registration Procedures. Subject to the other applicable provisions of this Agreement, in the case of each registration of Registrable Securities effected by the Company pursuant to Article I, the Company shall:

(a)           use commercially reasonable efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby, in accordance with the applicable provisions of this Agreement;

(b)           prepare and file with the SEC such amendments (including post-effective amendments) and supplements to such registration statement and the prospectus used in connection with such registration statement as may be reasonably necessary to keep such registration statement effective for the period specified in paragraph (a) above and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement in accordance with an Investor’s intended method of distribution set forth in such registration statement for such period;

(c)           furnish to each Investor’s legal counsel copies of the registration statement and the prospectus included therein (including each preliminary prospectus) proposed to be filed and provide such legal counsel a reasonable opportunity to review and comment on such registration statement;

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(d)            if requested by the managing underwriter or underwriters, if any, or the Investors, as promptly as is reasonably practicable include in any prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters, if any, or the Investors may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such prospectus supplement or post-effective amendment as soon as reasonably practicable after the Company has received such request;

(e)           in the event that the Registrable Securities are being offered in an Underwritten Offering, furnish to the Investors and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus and final prospectus as the Investors or such underwriters may reasonably request in order to facilitate the public offering or other disposition of such securities;

(f)           as promptly as is reasonably practicable notify the Investors at any time when a prospectus relating thereto is required to be delivered under the Securities Act or of the Company’s discovery of the occurrence of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and, subject to Section 2.2, at the request of an Investor, prepare promptly and furnish to such Investor a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

(g)           use commercially reasonable efforts to register and qualify (or exempt from such registration or qualification) the securities covered by such registration statement under such other securities or “blue sky” laws of such jurisdictions within the United States as shall be reasonably requested in writing by the Investors; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdictions where it would not otherwise be required to qualify but for this subsection or (ii) take any action that would subject it to general service of process in any such jurisdictions;

(h)           in the event that the Registrable Securities are being offered in an underwritten public offering, enter into an underwriting agreement in accordance with the applicable provisions of this Agreement;

(i)           in connection with an Underwritten Offering, the Company shall cause its officers to use their commercially reasonable efforts to support the marketing of the Registrable Securities covered by such offering (including participation in “road shows” or other similar marketing efforts);

(j)           use commercially reasonable efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion dated such date of the legal counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, (ii) a “negative assurances letter”, dated such date of the legal counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters

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in an underwritten public offering and (iii) a letter dated such date from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters;

(k)           use commercially reasonable efforts to list the Registrable Securities covered by such registration statement with any securities exchange on which the Common Stock is then listed;

(l)            provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(m)          in connection with a customary due diligence review, make available for inspection by the Investors, any underwriter participating in any such disposition of Registrable Securities, if any, and any counsel or accountants retained by the Investors or underwriter (collectively, the “Offering Persons”), at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information and participate in customary due diligence sessions in each case reasonably requested by any such representative, underwriter, counsel or accountant in connection with such registration statement, provided, however, that any information that is not generally publicly available at the time of delivery of such information shall be kept confidential by such Offering Persons unless (i) disclosure of such information is required by court or administrative order or in connection with an audit or examination by, or a blanket document request from, a regulatory or self-regulatory authority, bank examiner or auditor, (ii) disclosure of such information, in the reasonable judgment of the Offering Persons and providing to extent permitted by law and reasonably practicable the Company with a reasonable opportunity to dispute such judgment, is required by law or applicable legal process (including in connection with the offer and sale of securities pursuant to the rules and regulations of the SEC), (iii) such information is or becomes generally available to the public other than as a result of a non-permitted disclosure or failure to safeguard by such Offering Persons in violation of this Agreement or by any other person that is/was subject to a similar obligation of confidentiality or (iv) such information (A) was known or becomes available to such Offering Persons or their representatives from a source other than the Company; provided, that such source, to the knowledge of the Offering Persons, was not bound by any contractual, legal or fiduciary obligation of confidentiality to the Company with respect to such information, (B) becomes available to the Offering Persons from a source other than the Company when such source, to the knowledge of the Offering Persons, is not bound by any contractual, legal or fiduciary obligation of confidentiality to the Company with respect to such information, or (C) was developed independently by the Offering Persons or their respective representatives without the use of, or reliance on, reference to, or any other incorporation of any of the information provided by the Company;

(n)           cooperate with the Investors and each underwriter or agent participating in the disposition of Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA, including the use of commercially reasonable efforts to obtain

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FINRA’s pre-clearance or pre-approval of the registration statement and applicable prospectus upon filing with the SEC; and

(o)           as promptly as is reasonably practicable notify the Investors (i) when the prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to such registration statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or other federal or state governmental authority for amendments or supplements to such registration statement or related prospectus or to amend or to supplement such prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for such purpose, (iv) if at any time the Company has reason to believe that the representations and warranties of the Company contained in any agreement (including any underwriting agreement contemplated by Section 2.1(f) above) cease to be true and correct or (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose.

Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Sections 2.1(f), 2.1(o)(ii) or 2.1(o)(iii), such Investor shall discontinue disposition of any Registrable Securities covered by such registration statement or the related prospectus until receipt of the copies of the supplemented or amended prospectus, which supplement or amendment shall, subject to the other applicable provisions of this Agreement, be prepared and furnished as soon as reasonably practicable, or until such Investor is advised in writing by the Company that the use of the applicable prospectus may be resumed, and have received copies of any amended or supplemented prospectus or any additional or supplemental filings which are incorporated, or deemed to be incorporated, by reference in such prospectus (such period during which disposition is discontinued being an “Interruption Period”) and, if requested by the Company in writing, such Investor shall use commercially reasonable efforts to return to the Company all copies then in their possession, of the prospectus covering such Registrable Securities at the time of receipt of such request. As soon as is reasonably practicable after the Company has determined that the use of the applicable prospectus may be resumed, the Company will notify such Investor thereof. In the event the Company invokes an Interruption Period hereunder and in the reasonable discretion of the Company the need for the Company to continue the Interruption Period ceases for any reason, the Company shall, provide written notice, as soon as is reasonably practicable, to the Investors that such Interruption Period is no longer applicable.

Section 2.02           Suspension. (a)  The Company shall be entitled, on one (1) occasion in any six (6) month period, for a period of time not to exceed 60 days in the aggregate in any such six (6) month period, to (x) defer any registration of Registrable Securities and shall have the right not to file and not to cause the effectiveness of any registration covering any Registrable Securities, (y) suspend the use of any prospectus and registration statement covering any Registrable Securities, and (z) require the Holders of Registrable Securities to suspend any offerings or sales of Registrable Securities pursuant to a registration statement, if the Company delivers to any Investor a certificate signed by the chairman of the Board of Directors of the Company or any other executive officer certifying that such registration and offering would (i) require the Company to make an Adverse Disclosure or (ii) materially interfere with any bona fide material financing,

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acquisition, disposition or other similar transaction involving the Company or any of its subsidiaries then under consideration. Such certificate shall contain a statement of the reasons for such suspension and the anticipated length of such suspension. The Investors shall keep the information contained in such certificate confidential subject to the same terms set forth in Section 2.1(m). If the Company defers any registration of Registrable Securities in response to a Underwritten Offering Notice, or requires the Holders to suspend any Underwritten Offering, the Investors shall be entitled to withdraw such Underwritten Offering Notice and if they do so, such request shall not be treated for any purpose as the delivery of an Underwritten Offering Notice pursuant to Section 1.6.

Section 2.03      Expenses of Registration. All Registration Expenses incurred in connection with any registration shall be borne by the Company, provided that each holder of Registrable Securities participating in an offering shall pay all applicable underwriting discounts and commissions, brokers’ commissions and stock transfer taxes, if any, on the Registrable Securities sold by such holder and the fees and expenses of any counsel to the Holders (other than such fees and expenses expressly included in Registration Expenses).

Section 2.04      Information by Holders.

(a) The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders and their Affiliates, the Registrable Securities held by them and the distribution proposed by such Holder or Holders and their Affiliates as the Company may reasonably request and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

(b) Such Holder or Holders will, and will cause their respective Affiliates to, reasonably cooperate with the Company in connection with the preparation of the applicable registration statement and prospectus and, for so long as the Company is obligated to keep such registration statement effective, such Holder or Holders will and will cause their respective Affiliates to, (i) provide to the Company, in writing and in a timely manner, for use in such registration statement (and expressly identified in writing as such), all information regarding themselves and their respective Affiliates and such other information, (ii) comply with all laws applicable to such Holders in connection with any registration or the distribution of Registrable Securities thereunder, (iii) permit the Company and its representatives to examine any documents and records that are necessary for the Company to ensure compliance with applicable laws in connection with any offering of Registrable Securities and (iv) execute, deliver and perform under any agreement or instrument necessary to effectuate the offering of Registrable Securities, in each case as may be required by applicable law and is necessary to enable the Company to prepare or amend such registration statement, any related prospectus and any other documents related to such offering covering the applicable Registrable Securities owned by such Holder or Holders and to maintain the currency and effectiveness thereof.

(c) On receipt of any notice from the Company of the occurrence of any of the events specified in Section 2.1(f) or clauses (ii) or (iii) of Section 2.1(o), or that otherwise requires the suspension by such Holder or Holders and their respective Affiliates of the offering, sale or distribution of any of the Registrable Securities owned by such Holder or Holders, such Holders shall, and they shall cause their respective Affiliates to, cease offering, selling or distributing the

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Registrable Securities owned by such Holder or Holders until the offering. sale and distribution of the Registrable Securities owned by such Holder or Holders may recommence in accordance with the terms hereof and applicable law.

Section 2.05      Rule 144 Reporting. With a view to making available the benefits of Rule 144 to the Holders, the Company agrees that, for so long as a Holder owns Registrable Securities, the Company will use its commercially reasonable efforts to:

(a)            make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the date of this Agreement; and

(b)            so long as a Holder owns any Restricted Securities, furnish to the Holder upon written request a written statement by the Company as to its compliance with the reporting requirements of the Exchange Act.

Section 2.06      Rule 144 Sales. For as long as the Holders own any Preferred Stock or any Common Stock issued or issuable upon conversion thereof, to the extent it shall be required to do so under the Exchange Act, the Company shall use reasonable best efforts to take such further necessary action as any Holder may reasonably request in connection with the removal of any restrictive legend on the Preferred Stock or Common Stock being sold, all to the extent required from time to time to enable such holder to sell such Preferred Stock and Common Stock without registration under the Securities Act within the limitations of the exemption provided by Rule 144.

Section 2.07      Holdback Agreement. If during the Effectiveness Period, the Company shall file a registration statement (other than in connection with the registration of securities issuable pursuant to an employee stock option, stock purchase or similar plan or pursuant to a merger, exchange offer or a transaction of the type specified in Rule 145(a) under the Securities Act) with respect to an underwritten public offering of Common Stock or securities convertible into, or exchangeable or exercisable for, such securities or otherwise informs the Investors that it intends to conduct such an offering utilizing an effective registration statement or pursuant to an underwritten Rule 144A and/or Regulation S offering and provides the Investors the opportunity to participate in such offering in accordance with and to the extent required by Section 1.8, the Investors shall, if requested by the managing underwriter or underwriters, enter into a customary “lock-up” agreement relating to the sale, offering or distribution of Registrable Securities, in the form reasonably requested by the managing underwriter or underwriters, covering the period commencing on the date of the prospectus pursuant to which such offering may be made and continuing until no more than ninety (90) days from the date of such prospectus, or such shorter period as shall be required by any director, executive officer or other shareholder.

Article III

Indemnification

Section 3.01      Indemnification by Company. To the fullest extent permitted by applicable law, the Company will, with respect to any Registrable Securities covered by a registration statement or prospectus, or as to which registration, qualification or compliance under applicable “blue sky” laws has been effected pursuant to this Agreement, indemnify and hold

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harmless each Holder, each Holder’s current and former officers, directors, partners, members, managers, shareholders, accountants, attorneys, agents and employees (collectively, “Representatives”), and each Person controlling such Holder within the meaning of Section 15 of the Securities Act and such Holder’s Representatives, and each underwriter thereof, if any, and each Person who controls any such underwriter within the meaning of Section 15 of the Securities Act (collectively, the “Company Indemnified Parties”), from and against any and all expenses, claims, losses, damages, costs (including costs of preparation and reasonable attorney’s fees and any legal or other fees or expenses actually incurred by such party in connection with any investigation or proceeding), judgments, fines, penalties, charges, amounts paid in settlement and other liabilities, joint or several, (or actions in respect thereof) (collectively, “Losses”) to the extent arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, preliminary prospectus, offering circular, “issuer free writing prospectus” (as such term is defined in Rule 433 under the Securities Act) or other document prepared by or on behalf of the Company and authorized to be distributed in connection with any registration, in each case related to such registration statement, or any amendment or supplement thereto, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rules or regulations thereunder applicable to the Company and (without limiting the preceding portions of this Section 3.1), the Company will reimburse each of the Company Indemnified Parties for any reasonable and documented out-of-pocket legal expenses and any other reasonable and documented out-of-pocket expenses actually incurred in connection with investigating, defending or, subject to the last sentence of this Section 3.1, settling any such Losses or action, as such expenses are incurred; provided that the Company’s indemnification obligations shall not apply to amounts paid in settlement of any Losses or action if such settlement is effected without the prior written consent of the Company (which consent shall not be unreasonably withheld or delayed), nor shall the Company be liable to a Holder in any such case for any such Losses or action to the extent that it arises out of or is based upon a violation or alleged violation of any state or federal law (including any claim arising out of or based on any untrue statement or alleged untrue statement or omission or alleged omission in the registration statement or prospectus) which occurs in reliance upon and in conformity with written information regarding such Holder furnished to the Company by such Holder expressly for use in connection with such registration by any such Holder.

Section 3.02      Indemnification by Holders. To the fullest extent permitted by applicable law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which registration or qualification or compliance under applicable “blue sky” laws is being effected, indemnify, severally and not jointly with any other Holders of Registrable Securities, the Company, each of its Representatives, each Person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act (collectively, the “Holder Indemnified Parties”), against all Losses (or actions in respect thereof) to the extent arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, preliminary prospectus, offering circular, “issuer free writing prospectus” or other document prepared by or on behalf of the Company and authorized to be distributed in connection any registration hereunder, in each case related to such registration statement, or any amendment or supplement thereto, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the

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statements therein, in light of the circumstances in which they were made, not misleading, and will reimburse each of the Holder Indemnified Parties for any reasonable and documented out-of-pocket legal expenses and any other reasonable and documented out-of-pocket expenses actually incurred in connection with investigating, defending or, subject to the last sentence of this Section 3.2, settling any such Losses or action, as such expenses are incurred, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, “issuer free writing prospectus” or other document in reliance upon and in conformity with written information regarding such Holder furnished to the Company by such Holder and stated to be specifically for use therein; provided, however, that in no event shall any indemnity under this Section 3.2 payable by any Holder exceed an amount equal to the net proceeds received by such Holder in respect of the Registrable Securities sold pursuant to the registration statement. The indemnity agreement contained in this Section 3.2 shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action if such settlement is effected without the prior written consent of the applicable Holder (which consent shall not be unreasonably withheld or delayed).

Section 3.03      Notification. If any Person shall be entitled to indemnification under this Article III (each, an “Indemnified Party”), such Indemnified Party shall give prompt notice to the party required to provide indemnification (each, an “Indemnifying Party”) of any claim or of the commencement of any proceeding as to which indemnity is sought. The Indemnifying Party shall have the right, exercisable by giving written notice to the Indemnified Party as promptly as is reasonably practicable after the receipt of written notice from such Indemnified Party of such claim or proceeding, to assume, at the Indemnifying Party’s expense, the defense of any such claim or litigation, with counsel reasonably satisfactory to the Indemnified Party and, after notice from the Indemnifying Party to such Indemnified Party of its election to assume the defense thereof, the Indemnifying Party will not (so long as it shall continue to have the right to defend, contest, litigate and settle the matter in question in accordance with this paragraph) be liable to such Indemnified Party hereunder for any legal expenses and other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof; provided, however, that an Indemnified Party shall have the right to employ separate counsel in any such claim or litigation, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless the Indemnifying Party shall have failed within a reasonable period of time to assume such defense and the Indemnified Party is or would reasonably be expected to be materially prejudiced by such delay. The failure of any Indemnified Party to give notice as provided herein shall relieve an Indemnifying Party of its obligations under this Article III only to the extent that the failure to give such notice is materially prejudicial or harmful to such Indemnifying Party’s ability to defend such action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the prior written consent of each Indemnified Party (which consent shall not be unreasonably withheld or delayed), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. The indemnity agreements contained in this Article III shall not apply to amounts paid in settlement of any claim, loss, damage, liability or action if such settlement is effected without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed. The indemnification set forth in this Article III shall be in addition to any other indemnification rights or agreements that an Indemnified Party may have. An Indemnifying Party who is not entitled to, or elects not to, assume the defense of a claim will

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not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such Indemnifying Party with respect to such claim, unless in the reasonable judgment of any Indemnified Party a conflict of interest may exist between such Indemnified Party and any other Indemnified Parties with respect to such claim.

Section 3.04      Contribution. If the indemnification provided for in this Article III is held by a court of competent jurisdiction to be unavailable to an Indemnified Party, other than pursuant to its terms, with respect to any Losses or action referred to therein, then, subject to the limitations contained in this Article III, the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses or action in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and the Indemnified Party, on the other, in connection with the actions, statements or omissions that resulted in such Losses or action, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party, on the one hand, and the Indemnified Party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made (or omitted) by, or relates to information supplied by such Indemnifying Party or such Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 3.4 was determined solely upon pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding sentence of this Section 3.4. Notwithstanding the foregoing, the amount any Holder will be obligated to contribute pursuant to this Section 3.4 will be limited to an amount equal to the net proceeds received by such Holder in respect of the Registrable Securities sold pursuant to the registration statement which gives rise to such obligation to contribute. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

Section 3.05      Survival. The indemnification provided for under this Article III shall survive the sale or other transfer of the Registrable Securities and the termination of this Agreement.

Article IV

Transfer and Termination of Registration Rights

Section 4.01      Transfer of Registration Rights. Any rights to cause the Company to register securities granted to a Holder under this Agreement may be transferred or assigned to any Person in connection with a Transfer (as defined in the Investment Agreement) of Preferred Stock or Common Stock issued upon conversion of Preferred Stock to such Person in a Transfer permitted by the Investment Agreement; provided, however, that (i) prior written notice of such assignment of rights is given to the Company, and (ii) such transferee agrees in writing to be bound by, and subject to, this Agreement as a “Holder” pursuant to a written instrument in the form of

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Exhibit B hereto. Any transferee of PSP in accordance with the Investment Agreement shall be considered to be PSP hereunder.

Section 4.02      Termination of Registration Rights. The rights of any particular Holder to cause the Company to register securities under Article I shall terminate with respect to such Holder upon the date upon which such Holder no longer holds any Registrable Securities. The registration rights set forth in this Agreement shall terminate on the date on which all shares of Common Stock issuable (or actually issued) upon conversion of the Preferred Stock cease to be Registrable Securities.

Article V

Miscellaneous

Section 5.01      Amendments and Waivers. Subject to compliance with applicable law, this Agreement only may be amended or supplemented in any and all respects by written agreement of each of the Company and PSP; provided that with respect to Dow, Section 1.6(c), Section 1.8(b), this Section 5.1 and Section 5.5 may not be amended, supplemented or waived without the written consent of Dow.

Section 5.02      Extension of Time, Waiver, Etc. The parties hereto may, subject to applicable law, (a) extend the time for the performance of any of the obligations or acts of the other party or (b) waive compliance by the other party with any of the agreements contained herein applicable to such party or, except as otherwise provided herein, waive any of such party’s conditions. Notwithstanding the foregoing, no failure or delay by the parties hereto in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right hereunder. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

Section 5.03      Assignment. Except as provided in Section 4.1, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of law or otherwise, by any of the parties hereto without the prior written consent of the other party hereto.

Section 5.04      Counterparts. This Agreement may be executed in one or more counterparts (including by facsimile or electronic mail), each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto.

Section 5.05      Entire Agreement; No Third Party Beneficiary. This Agreement and the other Transaction Documents constitute the entire agreement, and supersede all other prior agreements and understandings, both written and oral, among the parties and their Affiliates, or any of them, with respect to the subject matter hereof and thereof. No provision of this Agreement shall confer upon any Person other than the parties hereto and their permitted assigns any rights or

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remedies hereunder; provided that Dow shall be a third party beneficiary with respect to its rights under Section 1.6(c), Section 1.8(b), and Section 5.1.

Section 5.06      Governing Law; Jurisdiction.

(a)            This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed entirely within that State, regardless of the laws that might otherwise govern under any applicable conflict of laws principles.

(b)            All legal or administrative proceedings, suits, investigations, arbitrations or actions (“Actions”) arising out of or relating to this Agreement shall be heard and determined in the Chancery Court of the State of Delaware (or, if the Chancery Court of the State of Delaware declines to accept jurisdiction over any Action, any state or federal court within the State of Delaware) and the parties hereto hereby irrevocably submit to the exclusive jurisdiction and venue of such courts in any such Action and irrevocably waive the defense of an inconvenient forum or lack of jurisdiction to the maintenance of any such Action. The consents to jurisdiction and venue set forth in this Section 5.6 shall not constitute general consents to service of process in the State of Delaware and shall have no effect for any purpose except as provided in this paragraph and shall not be deemed to confer rights on any Person other than the parties hereto. Each party hereto agrees that service of process upon such party in any Action arising out of or relating to this Agreement shall be effective if notice is given by overnight courier at the address set forth in Section 5.9 of this Agreement. The parties hereto agree that a final judgment in any such Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law; provided, however, that nothing in the foregoing shall restrict any party’s rights to seek any post-judgment relief regarding, or any appeal from, a final trial court judgment.

Section 5.07      Specific Enforcement. The parties acknowledge and agree that (a) the parties shall be entitled to an injunction or injunctions, specific performance or other equitable relief to enforce specifically the terms and provisions hereof in the courts described in Section 5.6 without proof of damages or otherwise, this being in addition to any other remedy to which they are entitled under this Agreement and (b) the right of specific enforcement is an integral part of this Agreement and without that right, neither the Company nor the Investors would have entered into this Agreement. The parties hereto agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to law or inequitable for any reason, and agree not to assert that a remedy of monetary damages would provide an adequate remedy or that the parties otherwise have an adequate remedy at law. The parties hereto acknowledge and agree that any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 5.7 shall not be required to provide any bond or other security in connection with any such order or injunction.

Section 5.08      Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST

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EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (C) IT MAKES SUCH WAIVER VOLUNTARILY AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 5.8.

Section 5.09      Notices. All notices, requests and other communications to any party hereunder shall be in writing and shall be deemed given if delivered personally, emailed or sent by overnight courier (providing proof of delivery) to the parties at the following addresses:

(a)            If to the Company, to it at:

AgroFresh Solutions, Inc.

One Washington Square

510-530 Walnut St., Suite 1350

Philadelphia, PA  19106
Attention: Thomas Ermi, Executive Vice President & General Counsel
Email: termi@agrofresh.com

with a copy (which shall not constitute notice) to:

Greenberg Traurig, LLP

1750 Tysons Boulevard, Suite 1000

McLean, VA 221202
Attention: Jason Simon
Email: simonj@gtlaw.com

(b)            If to PSP, to it at:

c/o Paine Schwartz Partners, LLC
475 Fifth Avenue, 17th Floor
New York, NY 10017
Attn:       Kevin Schwartz; Alexander Corbacho; Renata Malavazzi
Email:      kschwartz@paineschwartz.com; acorbacho@paineschwartz.com; rmalavazzi@paineschwartz.com

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with a copy to (which will not constitute notice):

Kirkland & Ellis LLP
300 N LaSalle
Chicago, IL 60654
Attention: Corey D. Fox, P.C.; Ross Leff, P.C.; Maggie Flores; Peter Stach
Email: cfox@kirkland.com; ross.leff@kirkland.com; maggie.flores@kirkland.com; peter.stach@kirkland.com or such other address or email address as such party may hereafter specify by like notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date of actual receipt by the recipient thereof if received prior to 5:00 p.m. local time in the place of receipt and such day is a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding Business Day in the place of receipt.

Section 5.10      Severability. If any term, condition or other provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms, provisions and conditions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term, condition or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law.

Section 5.11      Expenses. Except as provided in Section 2.3, all costs and expenses, including fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

Section 5.12      Interpretation. The rules of interpretation set forth in Section 8.12 of the Investment Agreement shall apply to this Agreement, mutatis mutandis.

[Signature pages follow]

17

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

COMPANY:
AGROFRESH SOLUTIONS, INC.
By:
Name:
Title:

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

INVESTOR:

PSP AGFS HOLDINGS, L.P.

By:
Name:
Title:

Signature Page to Registration Rights Agreement

EXHIBIT A

DEFINED TERMS

1. The following capitalized terms have the meanings indicated:

“Adverse Disclosure” means public disclosure of material non-public information that, in the good faith judgment of the Company (after consultation with external legal counsel): (i) would be required to be made in any registration statement filed with the SEC by the Company so that such registration statement would not be materially misleading; (ii) would not be required to be made at such time but for the filing, effectiveness or continued use of such registration statement; and (iii) the Company has a bona fide business purpose for not disclosing publicly.

“Affiliate” shall have the meaning given to such term in the Investment Agreement.

“Business Day” shall have the meaning given to such term in the Investment Agreement.

“Common Stock” means all shares currently or hereafter existing of the Company’s common stock, par value $0.0001 per share.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor statute thereto, and the rules and regulations of the SEC promulgated thereunder.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Holder” means any Person holding Registrable Securities.

“Investor” means PSP and its respective successors and any Person that becomes a party hereto pursuant to Section 4.1.

“Person” means any individual, corporation, limited liability company, partnership, joint venture, association, trust, unincorporated organization or any other entity, including a governmental authority.

“register”, “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement or the automatic effectiveness of such registration statement, as applicable.

“Registration Expenses” means all expenses incurred by the Company in complying with Article I, including all registration, qualification, listing and filing fees, printing expenses, escrow fees, fees and disbursements of counsel and accountants, fees and expenses in connection with complying with state securities or “blue sky” laws, FINRA fees, fees of transfer agents and registrars, transfer taxes, and reasonable and documented fees and out-of-pocket expenses of one outside legal counsel to the Investors and all Holders retained in connection with registrations contemplated hereby, but excluding underwriting discounts and commissions, brokers’ commissions and stock transfer taxes, if any, in each case to the extent applicable to the Registrable Securities of any selling Holders.

A-1

“Registrable Securities” means, as of any date of determination, any shares of Common Stock held or hereafter acquired by any Investor, including any Common Stock issued or issuable pursuant to the conversion of any Preferred Stock, and any other securities issued or issuable with respect to any such shares of Common Stock by way of share split, share dividend, distribution, recapitalization, merger, exchange, replacement or similar event or otherwise. As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities when (i) such securities are sold or otherwise transferred pursuant to an effective registration statement under the Securities Act, (ii) such securities shall have ceased to be outstanding, (iii) such securities have been transferred in a transaction in which the Holder’s rights under this Agreement are not assigned to the transferee of the securities or (iv) such securities are sold in a broker’s transaction under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met.

“Restricted Period” shall have the meaning given to such term in the Investment Agreement.

“Restricted Securities” means any Preferred Stock or Common Stock required to bear the legend set forth in Section 5.13(a) of the Investment Agreement.

“Rule 144” means Rule 144 promulgated under the Securities Act and any successor provision.

“Rule 462(e)” means Rule 462(e) promulgated under the Securities Act and any successor provision.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and any successor statute thereto, and the rules and regulations of the SEC promulgated thereunder.

“Shelf Registration Statement” means the Resale Shelf Registration Statement or a Subsequent Shelf Registration Statement, as applicable.

“Transaction Documents” shall have the meaning given to such term in the Investment Agreement.

2. The following terms are defined in the Sections of the Agreement indicated:

INDEX OF TERMS

Term	Section
Actions	Section 5.6(b)
Agreement	Preamble
Company	Preamble
Company Indemnified Parties	Section 3.1
Effectiveness Period	Section 1.2
Holder Indemnified Parties	Section 3.2

A-2

Indemnified Party	Section 3.3
Indemnifying Party	Section 3.3
Interruption Period	Section 2.1(o)
Investment Agreement	Recitals
Losses	Section 3.1
Offering Persons	Section 2.1(m)
Piggyback Notice	Section 1.8(a)
Piggyback Registration Statement	Section 1.8(a)
Piggyback Request	Section 1.8(a)
Preferred Stock	Recitals
Resale Shelf Registration Statement	Section 1.1
Shelf Offering	Section 1.7
Subsequent Holder Notice	Section 1.5
Subsequent Shelf Registration Statement	Section 1.3
Take-Down Notice	Section 1.7
Underwritten Offering	Section 1.6(a)
Underwritten Offering Notice	Section 1.6(a)

A-3

EXHIBIT B

JOINDER TO REGISTRATION RIGHTS AGREEMENT

The undersigned is executing and delivering this Joinder pursuant to the Registration Rights Agreement, dated as of [●], 2020 (the “Registration Rights Agreement”), by and between AgroFresh Solutions, Inc. (the “Company”) and PSP AGFS Holdings, L.P., a Delaware limited partnership. Capitalized terms used and not defined herein shall have the meanings set forth in the Registration Rights Agreement.

By executing and delivering this Joinder to the Company, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Registration Rights Agreement as a Holder in the same manner as if the undersigned were an original signatory to the Registration Rights Agreement.

Accordingly, the undersigned has executed and delivered this Joinder as of [●], 20[ ].

[HOLDER]

By:

Name:

Title:

ANNUAL MEETING OF STOCKHOLDERS OF

AGROFRESH SOLUTIONS, INC.

AUGUST 6, 2020

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, Proxy Statement, and Proxy Card are available at: https://www.cstproxy.com/agrofresh/2020

Please sign, date, and mail your proxy card in the envelope provided promptly.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES IN PROPOSALS 1A AND 1B, A VOTE “FOR” EACH OF PROPOSALS 2, 4, 5 and 6, AND A VOTE “EVERY THREE YEARS” FOR PROPOSAL 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Jordi Ferre and Graham Miao, individually, as proxy to represent the undersigned at the Annual Meeting of Stockholders to be held at One Washington Square, 510-530 Walnut Street, Suite 1350, Philadelphia, PA 19106 on August 6, 2020 at 9:00 a.m. Eastern Time, and at any adjournments thereof, and to vote the shares of Common Stock the undersigned would be entitled to vote if personally present, as indicated below.

1.	A. ELECTION OF ALL NOMINEES:

INSTRUCTIONS: Please select “for, “against,” or “abstain” in the respective box for every nominee.

	FOR	AGAINST	ABSTAIN
Robert Campbell	☐	☐	☐
Jordi Ferre	☐	☐	☐
Denise L. Devine	☐	☐	☐
Macauley Whiting, Jr.	☐	☐	☐
Nance Dicciani	☐	☐	☐
George Lobisser	☐	☐	☐

1.	B. ELECTION OF ALL NOMINEES:

INSTRUCTIONS: Please select “for, “against,” or “abstain” in the respective box for every nominee.

	FOR	AGAINST	ABSTAIN
Robert Campbell	☐	☐	☐
Jordi Ferre	☐	☐	☐
Denise L. Devine	☐	☐	☐
Macauley Whiting, Jr.	☐	☐	☐
Nance Dicciani	☐	☐	☐
George Lobisser	☐	☐	☐
Kevin Schwartz	☐	☐	☐
Alexander Corbacho	☐	☐	☐

INSTRUCTIONS: Please select “for, “against,” or “abstain” in the respective box for each of the following Proposals.

		FOR	AGAINST	ABSTAIN
2.	Advisory approval of the compensation of executives.	☐	☐	☐

4.	Approval of the issuance of shares of Common Stock underlying shares of the Company’s Series B-2 convertible preferred stock or the Company’s Series B convertible preferred stock issued or issuable by the Company pursuant to the terms of the Investment Agreement, dated June 13, 2020, between the Company and	☐	☐	☐

PSP AGFS Holdings, L.P., in an amount in excess of 19.99% of the Common Stock outstanding

5.	Approval of the ratification of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2020.	☐	☐	☐

6.	Approval to authorize the Board of Directors to adjourn and postpone the annual meeting to a later date or dates.	☐	☐	☐

INSTRUCTIONS: Please select “every 1 year, “every 2 years,” “every 3 years,” or “abstain” in the respective box for the following Proposal.

		1 YEAR	2 YEARS	3 YEARS	ABSTAIN

3.	Advisory preference on the frequency of our “say on pay” voting.	☐	☐	☐	☐

If you plan to attend the annual meeting in person, please check the following box: ☐

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE DIRECTOR NOMINEES, FOR PROPOSALS 2, 4 AND 5, EVERY THREE YEARS FOR PROPOSAL 3, AND IN ACCORDANCE WITH THE DISCRETION OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

If any other business is presented at the meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the meeting.

Signature of Stockholder	Date

Signature of Stockholder	Date

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.